UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2013

Item 1. Reports to Stockholders.

June 30, 2013
Oppenheimer Discovery Mid Cap Growth Fund/VA* A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements *Prior to 4/30/13, the Fund’s name was Oppenheimer Small- & Mid-Cap Growth Fund/VA

Portfolio Manager: Ronald J. Zibelli, Jr., CFA

Cumulative Total Returns

For the 6-Month Period Ended 6/28/131

Non-Service Shares	10.83%
Service Shares	10.68
Average Annual Total Returns For the Periods Ended 6/28/13[1]
	1-Year	5-Year	10-Year
Non-Service Shares	13.44%	4.45%	6.21%
Service Shares	13.17%	4.18%	5.94%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS
Kansas City Southern	2.1%
Affiliated Managers Group, Inc.	2.0
Tractor Supply Co.	2.0
SBA Communications Corp., Cl. A	2.0
Cooper Cos., Inc. (The)	2.0
LinkedIn Corp., Cl. A	1.9
AMETEK, Inc.	1.7
NetSuite, Inc.	1.6
Actavis, Inc.	1.6
Whole Foods Market, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 10.83% during the reporting period, underperforming the Russell Midcap Growth Index, (the “Index”), which returned 14.70%. The Fund’s underperformance stemmed primarily from weaker relative stock selection in the consumer discretionary sector. Weaker relative stock selection and an underweight position in the consumer staples sector also detracted to a lesser degree. The Fund outperformed the Index in the industrials and financials sectors due to stronger relative stock selection. The Fund also underperformed the Russell 2500 Growth Index and the Russell 2000 Growth Index, which returned 15.82% and 17.44%, respectively. The Fund changed its benchmarks from the Russell Midcap Growth Index, the Russell 2500 Growth Index and the Russell 2000 Growth Index to the Russell Midcap Growth Index, which it believes is a more appropriate measure of the Fund’s performance.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

During the period, the top performing holdings were LinkedIn Corp., Actavis, Inc. and Tractor Supply Co. LinkedIn, the largest professional networking website, rallied strongly after announcing strong growth and profitability over its fourth quarter. Actavis is one of the largest manufacturers of generic drugs worldwide. In May, the company announced the acquisition of specialty pharmaceutical company Warner Chilcott for $8.5 billion. We believe the transaction has the potential to be beneficial for Actavis due to tax and operating expense synergies. Tractor Supply, the largest domestic operator of retail farm and ranch stores, delivered positive first quarter results despite weather challenges.

Another top performing holding this period was Kansas City Southern, which was the largest holding in the Fund at the end of the period. Kansas City Southern, an operator of a Class 1 railroad in North America, reported positive fourth quarter earnings results slightly above analysts’ expectations. The company also benefited from the potential agreement for construction of crude and chemical offloading and storage at its Port Arthur, Texas location, which could provide substantially more upside to the company’s rail business.

TOP INDIVIDUAL DETRACTORS

The most underperforming individual stocks this period were information technology companies Rackspace Hosting, Inc., Aruba Networks, Inc. and SolarWinds, Inc. Rackspace Hosting is a provider of information technology hosting services that reported fourth quarter revenue that trailed analysts’ estimates, fueling concern that growth may slow. Aruba Networks, a supplier of wireless LAN (WLAN) systems for enterprises, reported disappointing third quarter results and fourth quarter guidance due largely to delayed customer orders. SolarWinds, a provider of infrastructure management tools, reported first quarter revenue below street estimates as growth from new licenses slowed. We sold our position in these three stocks during the period. The largest underperforming sector this period was consumer discretionary, partly due to the Fund being underweight in the media and hotel sub-sectors, which performed well. In addition, Ulta Salon, Cosmetics & Fragrance, Inc. detracted from performance. Ulta, one of the largest beauty retailers in the U.S., hurt performance as investors became concerned over the surprise departure of its CEO. We have reduced our position.

STRATEGY & OUTLOOK

Our long-term investment process remains the same. We seek dynamic companies with above-average and sustainable revenue and earnings growth that we believe are positioned to outperform. This includes leading firms in structurally attractive industries with committed management teams that have proven records of performance.

The macroeconomic environment is characterized by modest economic expansion, slow corporate profit growth and low interest rates. We believe that this is an environment that favors growth companies and are optimistic regarding the Fund’s investment strategy. Our focus on well-established, higher quality growth companies has the potential to provide both upside participation and a degree of downside protection over the long term.

3    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,108.30	$4.14
Service shares	1,000.00	1,106.80	5.44

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.60	3.97
Service shares	1,000.00	1,019.37	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—98.6%
Consumer Discretionary—22.0%
Auto Components—0.7%
Delphi Automotive plc	90,810	$4,603,159
Distributors—1.3%
LKQ Corp.[1]	303,040	7,803,280
Hotels, Restaurants & Leisure—3.6%
Domino’s Pizza, Inc.	51,440	2,991,236
Dunkin’ Brands Group, Inc.	154,250	6,604,985
Panera Bread Co., Cl. A1	43,990	8,179,501
Wynn Resorts Ltd.	33,560	4,295,680
		22,071,402
Household Durables—2.7%
Harman International Industries, Inc.	60,130	3,259,046
Lennar Corp., Cl. A	131,840	4,751,514
Taylor Morrison Home Corp., Cl. A1	218,270	5,321,423
Whirlpool Corp.	26,610	3,043,120
		16,375,103
Internet & Catalog Retail—0.7%
HomeAway, Inc.[1]	126,910	4,104,269
Leisure Equipment & Products—0.6%
Polaris Industries, Inc.	37,930	3,603,350
Media—2.9%
AMC Networks, Inc., Cl. A1	97,450	6,374,205
Lions Gate Entertainment Corp.[1]	250,480	6,880,686
Sinclair Broadcast Group, Inc., Cl. A	165,100	4,850,638
		18,105,529
Specialty Retail—6.3%
Dick’s Sporting Goods, Inc.	63,200	3,163,792
GNC Holdings, Inc., Cl. A	106,980	4,729,586
Lumber Liquidators Holdings, Inc.[1]	17,770	1,383,750
O’Reilly Automotive, Inc.[1]	42,560	4,793,107
Restoration Hardware Holdings, Inc.[1]	56,480	4,236,000
Tractor Supply Co.	104,430	12,282,012
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	36,090	3,614,774
Urban Outfitters, Inc.[1]	114,140	4,590,711
		38,793,732
Textiles, Apparel & Luxury Goods—3.2%
Michael Kors Holdings Ltd.[1]	115,240	7,147,185
PVH Corp.	37,940	4,744,397
Under Armour, Inc., Cl. A1	123,920	7,399,263
		19,290,845
Consumer Staples—4.9%
Beverages—0.5%
Constellation Brands, Inc., Cl. A1	63,260	3,297,111
Food & Staples Retailing—1.5%
Whole Foods Market, Inc.	183,600	9,451,728
Food Products—1.6%
Green Mountain Coffee Roasters, Inc.[1]	41,090	3,084,215
Hormel Foods Corp.	74,180	2,861,864
Mead Johnson Nutrition Co., Cl. A	48,770	3,864,047
		9,810,126
Household Products—0.5%
Church & Dwight Co., Inc.	48,070	2,966,400
Personal Products—0.8%
Estee Lauder Cos., Inc. (The), Cl. A	77,660	5,107,698
Energy—6.9%
Energy Equipment & Services—3.1%
Atwood Oceanics, Inc.[1]	91,100	4,741,755
Dresser-Rand Group, Inc.[1]	57,730	3,462,645
Dril-Quip, Inc.[1]	16,950	1,530,416
Oceaneering International, Inc.	127,030	9,171,566
		18,906,382
Oil, Gas & Consumable Fuels—3.8%
Cabot Oil & Gas Corp.	127,060	9,023,801
Concho Resources, Inc.[1]	35,070	2,936,060
Gulfport Energy Corp.[1]	67,000	3,153,690
Oasis Petroleum, Inc.[1]	201,270	7,823,365
		22,936,916

	Shares	Value
Financials—7.2%
Capital Markets—2.8%
Affiliated Managers Group, Inc.[1]	75,850	$12,434,849
Financial Engines, Inc.	104,700	4,773,273
		17,208,122
Commercial Banks—2.1%
First Republic Bank	82,470	3,173,446
Signature Bank[1]	70,820	5,879,476
SVB Financial Group[1]	40,750	3,395,290
		12,448,212
Consumer Finance—0.5%
Portfolio Recovery Associates, Inc.[1]	19,510	2,997,321
Insurance—1.3%
ProAssurance Corp.	152,880	7,974,221
Real Estate Management & Development—0.5%
Realogy Holdings Corp.[1]	64,500	3,098,580
Health Care—13.3%
Biotechnology—2.5%
Alexion Pharmaceuticals, Inc.[1]	50,540	4,661,810
BioMarin Pharmaceutical, Inc.[1]	58,590	3,268,736
Onyx Pharmaceuticals, Inc.[1]	61,970	5,380,235
Quintiles Transnational Holdings, Inc.[1]	43,760	1,862,426
		15,173,207
Health Care Equipment & Supplies—3.0%
Cooper Cos., Inc. (The)	102,180	12,164,529
Sirona Dental Systems, Inc.[1]	94,320	6,213,802
		18,378,331
Health Care Providers & Services—3.8%
Catamaran Corp.[1]	96,534	4,703,136
DaVita HealthCare Partners, Inc.[1]	43,080	5,204,064
Team Health Holdings, Inc.[1]	115,020	4,723,871
Universal Health Services, Inc., Cl. B	91,240	6,109,430
WellCare Health Plans, Inc.[1]	47,460	2,636,403
		23,376,904
Health Care Technology—1.4%
Cerner Corp.[1]	86,850	8,345,417
Life Sciences Tools & Services—1.0%
Covance, Inc.[1]	41,610	3,168,185
Illumina, Inc.[1]	44,160	3,304,934
		6,473,119
Pharmaceuticals—1.6%
Actavis, Inc.[1]	80,020	10,100,124
Industrials—18.8%
Aerospace & Defense—4.0%
B/E Aerospace, Inc.[1]	133,490	8,420,549
Hexcel Corp.[1]	240,680	8,195,154
TransDigm Group, Inc.	52,840	8,283,727
		24,899,430
Airlines—0.5%
Copa Holdings SA, Cl. A	23,480	3,078,697
Building Products—2.1%
A.O. Smith Corp.	160,400	5,819,312
Fortune Brands Home & Security, Inc.	185,200	7,174,648
		12,993,960
Commercial Services & Supplies—0.9%
Stericycle, Inc.[1]	49,900	5,510,457
Electrical Equipment—2.9%
AMETEK, Inc.	251,992	10,659,262
Roper Industries, Inc.	57,770	7,176,189
		17,835,451
Machinery—3.8%
Graco, Inc.	54,210	3,426,614
Middleby Corp.[1]	19,210	3,267,429
Pentair Ltd.	79,650	4,595,009
WABCO Holdings, Inc.[1]	61,400	4,585,966
Wabtec Corp.	148,700	7,945,041
		23,820,059
Road & Rail—3.1%
Hertz Global Holdings, Inc.[1]	132,240	3,279,552
Kansas City Southern	124,420	13,183,543

6    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

	Shares	Value
Road & Rail (Continued)
Ryder System, Inc.	51,820	$3,150,138
		19,613,233
Trading Companies & Distributors—1.5%
United Rentals, Inc.[1]	182,100	9,088,611
Information Technology—20.1%
Computers & Peripherals—0.5%
Stratasys Ltd.[1]	39,590	3,315,267
Internet Software & Services—5.9%
Cornerstone OnDemand, Inc.[1]	113,710	4,922,506
CoStar Group, Inc.[1]	68,060	8,784,504
Equinix, Inc.[1]	35,490	6,555,713
LinkedIn Corp., Cl. A1	63,910	11,395,153
MercadoLibre, Inc.	37,930	4,087,337
		35,745,213
IT Services—3.2%
Alliance Data Systems Corp.[1]	41,770	7,561,623
FleetCor Technologies, Inc.[1]	53,580	4,356,054
Gartner, Inc.[1]	61,260	3,491,207
MAXIMUS, Inc.	60,990	4,542,535
		19,951,419
Semiconductors & Semiconductor Equipment—1.2%
Cavium, Inc.[1]	116,230	4,111,055
Microchip Technology, Inc.	84,770	3,157,683
		7,268,738
Software—9.3%
Aspen Technology, Inc.[1]	208,080	5,990,623
CommVault Systems, Inc.[1]	102,520	7,780,243
Concur Technologies, Inc.[1]	77,078	6,272,608
Guidewire Software, Inc.[1]	77,030	3,239,112
Informatica Corp.[1]	90,680	3,171,986
NetSuite, Inc.[1]	110,432	10,131,032
ServiceNow, Inc.[1]	151,190	6,106,564

	Shares	Value
Software (Continued)
Splunk, Inc.[1]	125,990	$5,840,896
Tableau Software, Inc., Cl. A1	26,230	1,453,667
Ultimate Software Group, Inc. (The)[1]	56,790	6,660,899
Workday, Inc., Cl. A1	14,270	914,564
		57,562,194
Materials—3.4%
Chemicals—1.6%
Sherwin-Williams Co.	24,560	4,337,296
Westlake Chemical Corp.	57,530	5,546,467
		9,883,763
Construction Materials—1.0%
Eagle Materials, Inc.	93,650	6,206,186
Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	48,160	4,810,221
Telecommunication Services—2.0%
Wireless Telecommunication Services—2.0%
SBA Communications Corp., Cl. A1	165,400	12,259,448
Total Common Stocks
(Cost $429,731,548)		606,642,935
Investment Company—1.5%
Oppenheimer Institutional Money Market
Fund, Cl. E, 0.11%[2,3]
(Cost $9,233,637)	9,233,637	9,233,637
Total Investments, at Value
(Cost $438,965,185)	100.1%	615,876,572
Liabilities in Excess of Other Assets	(0.1)	(528,622)
Net Assets	100.0%	$615,347,950

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 28, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,313,011	135,060,321	137,139,695	9,233,637

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$9,233,637	$5,955

See accompanying Notes to Financial Statements.

7    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $429,731,548)	$606,642,935
Affiliated companies (cost $9,233,637)	9,233,637
615,876,572
Cash	31,333
Receivables and other assets:
Investments sold	2,678,850
Dividends	103,426
Other	40,334
Total assets	618,730,515

Liabilities
Payables and other liabilities:
Investments purchased	1,925,676
Shares of beneficial interest redeemed	1,327,606
Transfer and shareholder servicing agent fees	47,449
Trustees’ compensation	34,076
Shareholder communications	25,209
Distribution and service plan fees	6,388
Other	16,161
Total liabilities	3,382,565

Net Assets	$615,347,950

Composition of Net Assets
Par value of shares of beneficial interest	$10,149
Additional paid-in capital	560,825,339
Accumulated net investment loss	(1,426,371)
Accumulated net realized loss on investments	(120,972,554)
Net unrealized appreciation on investments	176,911,387
Net Assets	$615,347,950

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $581,529,626 and 9,575,491 shares of beneficial interest outstanding)	$60.73

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $33,818,324 and 573,772 shares of beneficial interest outstanding)	$58.94

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies	$1,117,857
Affiliated companies	5,955
Interest:	29
Total investment income	1,123,841

Expenses
Management fees	2,198,203
Distribution and service plan fees - Service shares	44,451
Transfer and shareholder servicing agent fees:
Non-Service shares	288,357
Service shares	17,808
Shareholder communications:
Non-Service shares	30,939
Service shares	1,894
Trustees’ compensation	21,034
Custodian fees and expenses	2,738
Other	32,671
Total expenses	2,638,095
Less waivers and reimbursements of expenses	(118,254)
Net expenses	2,519,841

Net Investment Loss	(1,396,000)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	53,526,707
Net change in unrealized appreciation/depreciation on investments	10,994,721

Net Increase in Net Assets Resulting from Operations	$63,125,428

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(1,396,000)	$65,784
Net realized gain	53,526,707	50,857,244
Net change in unrealized appreciation/depreciation	10,994,721	42,312,507
Net increase in net assets resulting from operations	63,125,428	93,235,535

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(73,101)	—
Service shares	—	—
	(73,101)	—

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(36,699,691)	(71,703,483)
Service shares	(5,880,354)	(5,448,961)
	(42,580,045)	(77,152,444)

Net Assets
Total increase	20,472,282	16,083,091
Beginning of period	594,875,668	578,792,577

End of period (including accumulated net investment income (loss) of $(1,426,371) and $42,730, respectively)	$615,347,950	$594,875,668

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011	[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$54.80	$47.06	$46.55		$36.52	$27.54	$54.07
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.13)	0.01	(0.26)		(0.11)	(0.05)	(0.13)
Net realized and unrealized gain (loss)	6.07	7.73	0.77		10.14	9.03	(26.40)
Total from investment operations	5.94	7.74	0.51		10.03	8.98	(26.53)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$60.73	$54.80	$47.06		$46.55	$36.52	$27.54

Total Return, at Net Asset Value[3]	10.83%	16.45%	1.09%		27.46%	32.61%	(49.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$581,530	$558,934	$543,020		$611,872	$547,683	$461,684
Average net assets (in thousands)	$585,087	$575,072	$605,083		$548,739	$478,968	$754,170
Ratios to average net assets:[4]
Net investment income (loss)	(0.44)%	0.03%	(0.53)%		(0.29)%	(0.17)%	(0.30)%
Total expenses[5]	0.84%	0.85%	0.84%		0.85%	0.86%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%		0.76%	0.71%	0.68%
Portfolio turnover rate	44%	66%	91%		95%	102%	78%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.84%
Year Ended December 31, 2012	0.85%
Year Ended December 30, 2011	0.84%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.86%
Year Ended December 31, 2008	0.71%

See accompanying Notes to Financial Statements.

11    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011	[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$53.25	$45.84	$45.46		$35.75	$27.03	$53.22
Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.12)	(0.37)		(0.20)	(0.13)	(0.24)
Net realized and unrealized gain (loss)	5.89	7.53	0.75		9.91	8.85	(25.95)
Total from investment operations	5.69	7.41	0.38		9.71	8.72	(26.19)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00		0.00	0.00	0.00
Net asset value, end of period	$58.94	$53.25	$45.84		$45.46	$35.75	$27.03

Total Return, at Net Asset Value[3]	10.68%	16.17%	0.83%		27.16%	32.26%	(49.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,818	$35,942	$35,773		$32,669	$26,098	$21,952
Average net assets (in thousands)	$36,144	$37,842	$37,775		$27,552	$22,605	$35,815
Ratios to average net assets:[4]
Net investment loss	(0.69)%	(0.22)%	(0.78)%		(0.53)%	(0.44)%	(0.57)%
Total expenses[5]	1.09%	1.10%	1.09%		1.10%	1.12%	0.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%		1.01%	0.97%	0.95%
Portfolio turnover rate	44%	66%	91%		95%	102%	78%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.09%
Year Ended December 31, 2012	1.10%
Year Ended December 30, 2011	1.09%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.12%
Year Ended December 31, 2008	0.98%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Discovery Mid-Cap Growth Fund/VA (the “Fund”), formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $44,334,654 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,360,650. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$172,735,813

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $119,209,106 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $53,526,707 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

13    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$439,183,198

Gross unrealized appreciation	$180,418,996
Gross unrealized depreciation	(3,725,622)

Net unrealized appreciation	$176,693,374

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

14    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

2. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

15    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$134,750,669	$—	$—	$134,750,669
Consumer Staples	30,633,063	—	—	30,633,063
Energy	41,843,298	—	—	41,843,298
Financials	43,726,456	—	—	43,726,456
Health Care	81,847,102	—	—	81,847,102
Industrials	116,839,898	—	—	116,839,898
Information Technology	123,842,831	—	—	123,842,831
Materials	20,900,170	—	—	20,900,170
Telecommunication Services	12,259,448	—	—	12,259,448
Investment Company	9,233,637	—	—	9,233,637

Total Assets	$615,876,572	$—	$—	$615,876,572

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	271,855	$16,387,488	424,674	$22,730,798
Dividends and/or distributions reinvested	1,176	73,101	—	—
Redeemed	(896,499)	(53,160,280)	(1,765,118)	(94,434,281)

Net decrease	(623,468)	$(36,699,691)	(1,340,444)	$(71,703,483)

Service Shares
Sold	40,915	$2,326,506	138,098	$7,173,273
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(142,135)	(8,206,860)	(243,546)	(12,622,234)

Net decrease	(101,220)	$(5,880,354)	(105,448)	$(5,448,961)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$267,580,528	$304,042,995

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

16    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $107,892 and $5,823 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $4,539 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their

17    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Pending Litigation (Continued)

contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Ronald J. Zibelli, Jr., Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

Oppenheimer	Semiannual Report
Capital Income Fund/VA*
A Series of Oppenheimer Variable Account Funds

SEMIANNUAL REPORT
Listing of Top Holdings Fund Performance Discussion Financial Statements
* Prior to 4/30/13, the Fund’s name was Oppenheimer Balanced Fund/VA

Portfolio Managers: Magnus Krantz[1] and Krishna Memani
Cumulative Total Returns For the 6-Month Period Ended 6/28/13[2]
Non-Service Shares	5.65%
Service Shares	5.57
Average Annual Total Returns For the Periods Ended 6/28/13[2]
	1-Year	5-Year	10-Year
Non-Service Shares	13.54%	-0.03%	3.25%
Service Shares	13.36%	-0.26%	2.99%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

   TOP TEN COMMON STOCK HOLDINGS

Chevron Corp.	1.1%
Apple, Inc.	1.0
National Oilwell Varco, Inc.	0.9
Philip Morris International, Inc.	0.8
Discover Financial Services	0.8
JPMorgan Chase & Co.	0.8
Google, Inc., Cl. A	0.8
Citigroup, Inc.	0.7
Pfizer, Inc.	0.7
QUALCOMM, Inc.	0.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION
Common Stocks	35.3%
Mortgage-Backed Obligations	23.9
Non-Convertible Corporate Bonds and Notes	23.1
Asset-Backed Securities	9.7
Investment Company	7.2
U.S. Government Obligations	0.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

    1. Magnus Krantz became a Portfolio Manager in April 2013.

    2. June 28, 2013, was the last business day of the Fund’s semiannual period.

    See Note 1 of the accompanying Notes to Financial Statements.

2        OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 5.65% during the reporting period. On a relative basis, the Fund outperformed its Reference Index, which returned 3.14%. The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclays U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. Measured separately, the Barclays U.S. Aggregate Bond Index returned -2.44% and the Russell 3000 Index returned 14.06%.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Early in the reporting period, the highly accommodative policies of central banks throughout the world and positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program “Abe-nomics” was a major driving force as Japanese investors were pushed out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune.

Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities. In this environment, equities generally outperformed fixed-income.

EQUITY STRATEGY REVIEW

The equity strategy outperformed the Russell 3000 Index this period. The outperformance was largely driven by sector allocation. Relative underweights to information technology, telecommunication services, materials and utilities, four weaker performing sectors of the Russell 3000 Index, benefited Fund performance. Favorable stock selection in both telecommunication services and materials also contributed. Stock selection in information technology, health care and consumer discretionary detracted from relative performance results.

The equity strategy’s top contributors to performance were Walgreen Co., Verizon Communications, Inc., Honeywell International, Inc., Chevron Corp. and The Goldman Sachs Group, Inc. We exited our positions in each of these stocks, except for Chevron, by period end. Drug store operator Walgreen performed particularly well for the period. In 2012, the company acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong and Alliance Boots contributed positively to Walgreen’s results this period.

Verizon Communications is a provider of communications, information and entertainment products and services. Shares of Verizon rallied as the company continued to add wireless subscribers and its FiOs TV and internet service continued to grow. Honeywell is a diversified technology and manufacturing company that released positive 2012 results during the period. The company also continued to grow despite global economic weakness. Oil company Chevron’s stock was driven partly by higher refining profitability and a rise in upstream volumes. In a favorable environment for financials, Goldman Sachs saw an increase in underwriting services and its investment banking business performed solidly. Goldman Sachs also took a number of cost-cutting measures during the period.

The most significant detractors from the equity strategy’s performance were Apple, Inc., Aruba Networks, Inc. and Philip Morris International, Inc. Apple is the maker of the iPhone, iPod and iPad. Investors were concerned about the maturation of high end smartphones markets in developed countries. There were also concerns over increased competition from other smartphone makers such as Samsung and HTC. Fundamentals of many technology companies continued to suffer from the macroeconomic headwinds impacting enterprise spending, and Aruba Networks was no exception. Networking company Aruba Networks’ earnings growth may have also been hurt due to discounting by competitor Cisco Systems. We exited our position by period end. Earnings estimates for internationally-based marketer of tobacco products Philip Morris have fallen since management reported first quarter results that missed expectations. In weaker economies the company suffered volume declines both as consumers traded-down to lower priced cigarettes and the illicit “black-market” gained share. The latter had a particularly detrimental impact in the Philippines after the government raised excise taxes by an extraordinary percentage. As is true for other multi-national companies, Philip Morris was also negatively affected by a stronger U.S. dollar. We believe Philip Morris has the opportunity to create longer-term value, despite these shorter-term setbacks.

FIXED-INCOME STRATEGY REVIEW

The Fund’s fixed-income strategy experienced a negative return this period, but outperformed the Barclays U.S. Aggregate Bond Index. The fixed-income strategy maintained a significant underweight position to government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured

3        OPPENHEIMER CAPITAL INCOME FUND/VA

products. This positioning drove the fixed-income strategy’s outperformance over the first half of the period, but resulted in declines later in the period after the Fed discussed the potential eventual tapering of its quantitative easing program.

The fixed-income strategy performed positively over the first half of the period as credit markets in the U.S. rallied on the back of positive economic data, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. Our exposure to corporate bonds benefited as corporate bond performance versus Treasuries was strong. During this time, an overweight to financials drove much of the positive performance among our corporate bonds, as the sector is a perceived safe haven from leveraged buyout activity (“LBO”) activity, which picked up early in the period. Specifically, our allocations to large cap banks and multi-line insurance companies were helpful. The subordinated debt of banks was a positive as their spread relative to senior debt continued to narrow as bank profitability and capital metrics continue to improve. Investments in agency and non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”), also benefited performance over the first half of the period.

Beginning in May, fixed-income markets turned volatile after the Fed began to discuss tapering. The Fed’s comments resulted in spreads on the Barclays Credit Index widening out to levels last seen in October 2012. Before the Fed’s comments, we started reducing our position in MBS since we felt they were vulnerable to policy changes. While this limited the negative impact, MBS still detracted from performance, as did CMBS and ABS. Over the second half of the period, the fixed-income strategy benefited from an overweight position in junior capital instruments within the financial sector. The strategy was negatively impacted by two positions in the tobacco sector, as this sector began to underperform amid the tumultuous environment. Additionally, our sector overweight to pharmaceuticals detracted from performance, although it is worth noting that security selection within the sector was in line with the sector’s overall performance during this time.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The performance data quoted represents past performance, which does not guarantee future results.

4        OPPENHEIMER CAPITAL INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$ 1,000.00	$1,056.50	$3.38
Service shares	1,000.00	1,055.70	4.65

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,021.23	3.33
Service shares	1,000.00	1,020.01	4.57

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.67%
Service shares	0.92

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS    June 28, 2013* / Unaudited

	Shares	Value

Common Stocks—34.2%

Consumer Discretionary—4.4%

Automobiles & Components—0.7%
Dana Holding Corp.	45,783	$881,781

Ford Motor Co.	75,470	1,167,521

		2,049,302

Consumer Durables & Apparel—0.9%
PVH Corp.	12,800	1,600,640

Toll Brothers, Inc.[1]	22,620	738,091

		2,338,731

Media—0.6%
Time Warner, Inc.	30,000	1,734,600

Retailing—1.7%
AutoZone, Inc.[1]	3,830	1,622,733

Pier 1 Imports, Inc.	44,920	1,055,171

Ross Stores, Inc.	15,680	1,016,221

Signet Jewelers Ltd.	15,200	1,024,936

		4,719,061

Services—0.5%
Brinker International, Inc.	13,460	530,728

LifeLock, Inc.[1]	69,290	811,386

		1,342,114

Consumer Staples—2.8%

Food, Beverage & Tobacco—2.1%
Flowers Foods, Inc.	87,405	1,927,280

Mondelez International, Inc., Cl. A	65,210	1,860,441

Philip Morris International, Inc.	26,860	2,326,613

		6,114,334

Household & Personal Products—0.7%
Henkel AG & Co. KGaA	6,285	492,595

Henkel AG & Co. KGaA, Preference	16,995	1,594,748

		2,087,343

Energy—3.8%

Energy Equipment & Services—0.9%
National Oilwell Varco, Inc.	39,100	2,693,990

Oil, Gas & Consumable Fuels—2.9%
Chevron Corp.	25,490	3,016,487

EPL Oil & Gas, Inc.[1]	15,430	453,025

Noble Energy, Inc.	31,920	1,916,477

PAA Natural Gas Storage LP	22,680	477,187

QEP Resources, Inc.	53,920	1,497,898

Western Refining, Inc.	32,960	925,187

		8,286,261

Financials—6.5%

Banks—2.0%
CIT Group, Inc.[1]	42,270	1,971,050

Home Loan Servicing Solutions Ltd.	34,140	818,336

Huntington Bancshares, Inc.	144,600	1,139,448

Ocwen Financial Corp.[1]	20,980	864,796

Webster Financial Corp.	33,470	859,510

		5,653,140

Diversified Financials—2.8%
Citigroup, Inc.	44,040	2,112,599

Discover Financial Services	46,880	2,233,363

Financial Engines, Inc.	14,180	646,466

JPMorgan Chase & Co.	42,150	2,225,098

WisdomTree Investments, Inc.[1]	82,900	959,153

		8,176,679

Insurance—1.1%
American International Group, Inc.[1]	24,960	1,115,712

Fidelity National Financial, Inc., Cl. A	38,610	919,304

Lincoln National Corp.	30,640	1,117,441

		3,152,457

Real Estate—0.6%
Apollo Commercial Real Estate Finance, Inc.	58,470	928,504

Digital Realty Trust, Inc.	14,740	899,140

		1,827,644

Health Care—4.8%

Health Care Equipment & Services—2.1%
CareFusion Corp.[1]	26,460	975,051

Covidien plc	24,510	1,540,208

	Shares	Value

Health Care Equipment & Services (Continued)
Express Scripts Holding Co.[1]	21,660	$1,336,205

Omnicare, Inc.	11,890	567,272

Team Health Holdings, Inc.[1]	13,650	560,605

Universal Health Services, Inc., Cl. B	11,300	756,648

		5,735,989

Pharmaceuticals, Biotechnology & Life Sciences—2.7%%
AbbVie, Inc.	22,790	942,139

Actavis, Inc.[1]	16,180	2,042,240

Bristol-Myers Squibb Co.	10,100	451,369

Medivation, Inc.[1]	9,820	483,144

Onyx Pharmaceuticals, Inc.[1]	5,380	467,092

Pfizer, Inc.	73,565	2,060,556

Santarus, Inc.[1]	24,860	523,303

Zoetis, Inc.	23,186	716,215

		7,686,058

Industrials—4.3%

Capital Goods—1.3%
AECOM Technology Corp.[1]	17,960	570,948

AGCO Corp.	15,090	757,367

Greenbrier Cos., Inc.[1]	34,750	846,857

Joy Global, Inc.	13,520	656,126

KBR, Inc.	25,770	837,525

		3,668,823

Commercial & Professional Services—1.8%
ADT Corp. (The)	17,720	706,142

Mobile Mini, Inc.[1]	27,250	903,337

Robert Half International, Inc.	31,440	1,044,751

Towers Watson & Co., Cl. A	14,190	1,162,729

Tyco International Ltd.	48,080	1,584,236

		5,401,195

Transportation—1.2%
Canadian National Railway Co.	20,580	2,001,816

United Parcel Service, Inc., Cl. B	17,920	1,549,722

		3,551,538

Information Technology—6.2%

Semiconductors & Semiconductor Equipment—0.5%
Cavium, Inc.[1]	15,610	552,126

Skyworks Solutions, Inc.[1]	35,070	767,682

		1,319,808

Software & Service—3.3%
eBay, Inc.[1]	39,020	2,018,114

Fortinet, Inc.[1]	57,750	1,010,625

Google, Inc., Cl. A1	2,520	2,218,532

Guidewire Software, Inc.[1]	12,660	532,353

International Business Machines Corp.	8,870	1,695,146

Microsoft Corp.	23,710	818,706

ServiceNow, Inc.[1]	12,250	494,777

Splunk, Inc.[1]	12,350	572,546

		9,360,799

Technology Hardware & Equipment—2.4%
Apple, Inc.	7,190	2,847,815

Corning, Inc.	53,650	763,439

QUALCOMM, Inc.	33,470	2,044,348

Western Digital Corp.	19,050	1,182,814

		6,838,416

Materials—1.4%

Chemicals—0.3%
W.R. Grace & Co.[1]	10,060	845,442

Construction Materials—0.3%
Vulcan Materials Co.	15,860	767,783

Containers & Materials—0.3%
Packaging Corp. of America	15,470	757,411

Metals & Mining—0.3%
Kaiser Aluminum Corp.	12,270	760,004

Paper & Forest Products—0.2%
P.H. Glatfelter Co.	21,910	549,941

6 OPPENHEIMER CAPITAL INCOME FUND/VA

	Shares	Value

Telecommunication Services—0.0%

Diversified Telecommunication Services—0.0%
ORBCOMM, Inc.[1]	375	$ 1,684

Total Common Stocks (Cost $93,925,306)		97,420,547

	Principal Amount

Asset-Backed Securities—9.3%

Ally Auto Receivables Trust, Series 2012-A, Cl. D, 3.15%, 10/15/18[4]	$500,000	507,589

Ally Master Owner Trust, Series 2012-2, Cl. A, 0.693%, 3/15/16[2]	350,000	349,220

American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[3]	189,587	190,124
Series 2012-3, Cl. A, 1.64%, 11/15/16[3]	82,413	82,318
Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	955,000	949,324

AmeriCredit Automobile Receivables Trust:
Series 2010-1, Cl. D, 6.65%, 7/17/17	210,000	220,332
Series 2010-2, Cl. C, 4.52%, 10/8/15	290,000	294,845
Series 2010-2, Cl. D, 6.24%, 6/8/16	40,000	42,310
Series 2011-1, Cl. D, 4.26%, 2/8/17	90,000	94,172
Series 2011-2, Cl. D, 4.00%, 5/8/17	300,000	311,735
Series 2011-4, Cl. D, 4.08%, 9/8/17	500,000	519,760
Series 2011-5, Cl. D, 5.05%, 12/8/17	305,000	324,696
Series 2012-1, Cl. D, 4.72%, 3/8/18	540,000	572,780
Series 2012-2, Cl. D, 3.38%, 4/9/18	455,000	464,871
Series 2012-4, Cl. D, 2.68%, 10/9/18	70,000	69,556
Series 2012-5, Cl. C, 1.69%, 11/8/18	165,000	162,475
Series 2012-5, Cl. D, 2.35%, 12/10/18	925,000	911,937
Series 2013-1, Cl. C, 1.57%, 1/8/19	725,000	706,182
Series 2013-1, Cl. D, 2.09%, 2/8/19	195,000	188,383
Series 2013-2, Cl. D, 2.42%, 5/8/19	310,000	302,402
Series 2013-3, Cl. D, 3.00%, 7/8/19	330,000	326,362

Avis Budget Rental Car Funding AESOP LLC:
Series 2011-2A, Cl. A, 2.37%, 11/20/14[3]	950,000	965,875
Series 2011-3A, Cl. B, 4.74%, 11/20/17[3]	150,000	159,782
Series 2012-1A, Cl. A, 2.054%, 8/20/16[3]	235,000	238,835

Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	120,234

CarMax Auto Owner Trust, Series 2013-1, Cl. D, 1.99%, 8/15/19	105,000	103,101

Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[3]	44,501	46,432

CFC 2013-1 LLC, Series 2013-1A, Cl. A, 1.65%, 7/17/17[3]	185,670	185,125

CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[3]	259,759	262,905
Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	89,912	90,362

Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[3]	175,000	176,974
Series 2012-2A, Cl. A, 1.52%, 3/16/20[3]	950,000	952,373
Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	50,000	50,163
Series 2013-1A, Cl. B, 1.83%, 4/15/21[3]	165,000	163,109

DT Auto Owner Trust:
Series 2010-1A, Cl. D, 5.92%, 9/15/16[3]	111,902	112,011
Series 2011-1A, Cl. C, 3.05%, 8/17/15[3]	96,606	96,804
Series 2011-2A, Cl. C, 3.05%, 2/16/16[3]	14,980	14,990
Series 2011-3A, Cl. C, 4.03%, 2/15/17[3]	299,000	301,341
Series 2012-1A, Cl. A, 1.05%, 1/15/15[3]	27,417	27,426
Series 2012-2A, Cl. C, 2.72%, 4/17/17[3]	65,000	65,610
Series 2012-2A, Cl. D, 4.35%, 3/15/19[3]	80,000	82,174
Series 2013-1A, Cl. D, 3.74%, 5/15/20[3]	200,000	199,581

Exeter Automobile Receivables Trust:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[3]	576,699	579,493
Series 2012-2A, Cl. A, 1.30%, 6/15/17[3]	107,162	107,293
Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	130,000	130,711
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	516,000	517,403
Series 2013-1A, Cl. A, 1.29%, 10/16/17[3]	375,003	373,166

First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	140,000	147,613

	Principal Amount	Value

Asset-Backed Securities (Continued)

Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	$195,000	$188,962

Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. A, 0.663%, 1/15/16[2]	155,000	155,165
Series 2012-2, Cl. C, 2.86%, 1/15/19	215,000	223,269
Series 2013-3, Cl. D, 1.74%, 6/15/17	175,000	175,244

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	78,051	77,127

MBNA Credit Card Master Note Trust, Series 2003-C7, Cl. C7, 1.543%, 3/15/16[2]	975,000	976,841

Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[3]	300,000	312,354

Santander Drive Auto Receivables Trust:
Series 2010-3, Cl. C, 3.06%, 11/15/17	350,000	358,496
Series 2010-A, Cl. A3, 1.83%, 11/17/14[3]	32,860	32,968
Series 2010-B, Cl. C, 3.02%, 10/17/16[3]	284,795	288,190
Series 2011-1, Cl. D, 4.01%, 2/15/17	360,000	372,816
Series 2011-4, Cl. B, 2.90%, 5/16/16	930,000	946,189
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]	62,770	62,924
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[4]	139,718	140,416
Series 2012-1, Cl. A2, 1.25%, 4/15/15	21,220	21,255
Series 2012-2, Cl. C, 3.20%, 2/15/18	345,000	355,461
Series 2012-2, Cl. D, 3.87%, 2/15/18	375,000	385,041
Series 2012-4, Cl. B, 1.83%, 3/15/17	575,000	580,874
Series 2012-4, Cl. D, 3.50%, 6/15/18	495,000	503,926
Series 2012-5, Cl. C, 2.70%, 8/15/18	625,000	629,367
Series 2012-5, Cl. D, 3.30%, 9/17/18	540,000	545,107
Series 2012-6, Cl. D, 2.52%, 9/17/18	585,000	578,115
Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	670,000	656,657
Series 2013-1, Cl. C, 1.76%, 1/15/19	295,000	287,976
Series 2013-1, Cl. D, 2.27%, 1/15/19	155,000	150,318
Series 2013-2, Cl. D, 2.57%, 3/15/19	715,000	697,109
Series 2013-3, Cl. D, 2.42%, 4/15/19	245,000	237,014

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[3]	72,415	72,693
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	125,000	128,356
Series 2013-1A, Cl. B, 2.09%, 7/16/18[3]	90,000	89,318
Series 2013-1A, Cl. C, 3.07%, 8/15/18[3]	100,000	98,930

United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[3]	79,464	79,447
Series 2012-1, Cl. B, 1.87%, 9/15/15[3]	170,000	169,852
Series 2012-1, Cl. C, 2.52%, 3/15/16[3]	120,000	119,808
Series 2012-1, Cl. D, 3.12%, 3/15/18[3]	605,000	603,961
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	265,000	264,107
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	170,000	169,359
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	30,000	29,807

Westlake Automobile Receivables Trust, Series 2012-1A, Cl. A2, 1.03%, 3/15/16[3]	85,718	85,807

Wheels SPV LLC, Series 2012-1, Cl. A2, 1.19%, 3/20/21[3]	819,025	822,037

World Financial Network Credit Card Master Trust, Series 2012-B, Cl. A, 1.76%, 5/17/21	115,000	114,494

Total Asset-Backed Securities
(Cost $26,798,174)		26,649,416

Mortgage-Backed Obligations—23.2%

Government Agency—16.3%

FHLMC/FNMA/FHLB/Sponsored—16.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	84,717	88,961
5.00%, 12/1/34	5,694	6,116
5.50%, 9/1/39	890,691	969,497
6.50%, 4/1/18-4/1/34	70,352	78,403
7.00%, 10/1/31-10/1/37	414,427	473,203
8.00%, 4/1/16	17,547	18,475
9.00%, 8/1/22-5/1/25	9,189	10,288

Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 17.594%, 4/1/27[5]	150,473	18,707
Series 192, Cl. IO, 11.062%, 2/1/28[5]	39,239	6,336
Series 243, Cl. 6, 0%, 12/15/32[5,6]	127,668	20,893

7        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.594%, 6/1/26[7]	$43,164	$39,947

Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 2426, Cl. BG, 6.00%, 3/15/17	155,784	165,987
Series 2427, Cl. ZM, 6.50%, 3/15/32	232,769	262,094
Series 2461, Cl. PZ, 6.50%, 6/15/32	119,857	136,113
Series 2500, Cl. FD, 0.693%, 3/15/32[2]	17,310	17,494
Series 2526, Cl. FE, 0.593%, 6/15/29[2]	21,178	21,314
Series 2551, Cl. FD, 0.593%, 1/15/33[2]	13,960	14,057
Series 2626, Cl. TB, 5.00%, 6/15/33	297,411	323,945
Series 3025, Cl. SJ, 24.044%, 8/15/35[2]	43,066	63,996
Series 3030, Cl. FL, 0.593%, 9/15/35[2]	216,704	218,256
Series 3822, Cl. JA, 5.00%, 6/15/40	260,089	272,929
Series 3848, Cl. WL, 4.00%, 4/15/40	292,951	310,485

Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 55.095%, 3/15/29[5]	131,847	29,023
Series 2796, Cl. SD, 64.651%, 7/15/26[5]	187,552	36,920
Series 2802, Cl. AS, 40.914%, 4/15/33[5]	46,334	1,652
Series 2920, Cl. S, 63.327%, 1/15/35[5]	957,635	188,436
Series 2922, Cl. SE, 11.402%, 2/15/35[5]	57,382	10,206
Series 3201, Cl. SG, 9.826%, 8/15/36[5]	149,769	29,370
Series 3397, Cl. GS, 33.357%, 12/15/37[5]	66,788	12,164
Series 3424, Cl. EI, 41.335%, 4/15/38[5]	64,933	10,287
Series 3450, Cl. BI, 16.389%, 5/15/38[5]	178,379	33,242
Series 3606, Cl. SN, 9.33%, 12/15/39[5]	95,384	14,119
Series 3662, Cl. SM, 28.564%, 10/15/32[5]	170,130	18,887
Series 3736, Cl. SN, 10.674%, 10/15/40[5]	631,992	91,502

Federal National Mortgage Assn. Pool:
2.50%, 6/18/27[8]	2,580,000	2,595,722
3.00%, 7/1/27-8/1/43[8]	5,350,000	5,308,648
3.50%, 7/17/27-8/1/43[8]	5,600,000	5,706,334
4.00%, 7/1/41[8]	6,975,000	7,265,988
4.50%, 7/1/22-7/1/39[8]	9,659,000	10,225,776
5.00%, 7/1/37[8]	2,590,000	2,787,691
5.50%, 9/1/20	6,757	7,297
6.00%, 11/1/17-3/1/37	536,157	581,926
6.00%, 7/1/37[8]	425,000	462,254
6.50%, 5/1/17-10/1/19	128,579	137,337
7.00%, 11/1/17-10/1/35	59,443	64,203
7.50%, 1/1/33	131,883	156,779
8.50%, 7/1/32	6,732	7,867

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 27.348%, 6/1/23[5]	320,227	48,555
Series 233, Cl. 2, 48.013%, 8/1/23[5]	223,241	44,266
Series 252, Cl. 2, 44.236%, 11/1/23[5]	289,423	50,439
Series 319, Cl. 2, 3.067%, 2/1/32[5]	68,965	11,932
Series 320, Cl. 2, 11.67%, 4/1/32[5]	21,132	3,077
Series 321, Cl. 2, 1.579%, 4/1/32[5]	244,492	41,969
Series 331, Cl. 9, 6.882%, 2/1/33[5]	258,123	45,191
Series 334, Cl. 17, 13.985%, 2/1/33[5]	155,572	28,562
Series 339, Cl. 12, 19.242%, 6/25/33[5]	233,310	40,081
Series 339, Cl. 7, 70.367%, 8/1/33[5]	677,515	107,400
Series 343, Cl. 13, 38.592%, 9/1/33[5]	217,968	34,105
Series 345, Cl. 9, 99.999%, 1/1/34[5]	195,650	30,192
Series 351, Cl. 10, 9.684%, 4/1/34[5]	30,874	4,762
Series 351, Cl. 8, 33.498%, 4/1/34[5]	102,661	15,920
Series 356, Cl. 10, 74.376%, 6/1/35[5]	75,299	11,552
Series 356, Cl. 12, 84.292%, 2/1/35[5]	40,747	6,300
Series 362, Cl. 13, 38.859%, 8/1/35[5]	278,482	44,453
Series 364, Cl. 16, 84.362%, 9/1/35[5]	194,787	31,407

Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61, Cl. PL, 6.00%, 11/25/28	106,128	118,701
Series 2003-130, Cl. CS, 13.714%, 12/25/33[2]	28,094	34,193
Series 2003-28, Cl. KG, 5.50%, 4/25/23	511,405	561,987
Series 2004-101, Cl. BG, 5.00%, 1/25/20	502,859	533,538

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-104, Cl. MC, 5.50%, 12/25/25	$532,957	$585,788
Series 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	292,024
Series 2005-69, Cl. LE, 5.50%, 11/25/33	38,604	39,017
Series 2005-73, Cl. DF, 0.443%, 8/25/35[2]	523,624	524,819
Series 2006-11, Cl. PS, 23.859%, 3/25/36[2]	154,894	216,243
Series 2006-46, Cl. SW, 23.492%, 6/25/36[2]	117,477	171,900
Series 2006-50, Cl. KS, 23.492%, 6/25/36[2]	26,518	41,281
Series 2007-109, Cl. NF, 0.743%, 12/25/37[2]	286,946	290,745
Series 2007-42, Cl. A, 6.00%, 2/25/33	52,566	52,977
Series 2009-36, Cl. FA, 1.133%, 6/25/37[2]	252,560	256,250
Series 2009-37, Cl. HA, 4.00%, 4/25/19	219,012	232,354
Series 2009-70, Cl. PA, 5.00%, 8/25/35	13,678	13,685
Series 2011-15, Cl. DA, 4.00%, 3/25/41	117,568	124,250
Series 2011-3, Cl. KA, 5.00%, 4/25/40	324,445	354,641

Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65, Cl. S, 26.136%, 11/25/31[5]	259,936	56,055
Series 2001-81, Cl. S, 22.481%, 1/25/32[5]	65,555	13,620
Series 2002-47, Cl. NS, 33.976%, 4/25/32[5]	185,720	37,480
Series 2002-51, Cl. S, 34.173%, 8/25/32[5]	170,535	34,134
Series 2002-52, Cl. SD, 40.484%, 9/25/32[5]	226,964	51,532
Series 2002-77, Cl. SH, 36.841%, 12/18/32[5]	102,365	24,329
Series 2002-84, Cl. SA, 32.304%, 12/25/32[5]	262,603	50,134
Series 2002-9, Cl. MS, 25.952%, 3/25/32[5]	72,240	17,951
Series 2003-33, Cl. SP, 25.47%, 5/25/33[5]	284,304	70,987
Series 2003-4, Cl. S, 27.611%, 2/25/33[5]	164,965	32,264
Series 2003-46, Cl. IH, 31.781%, 6/25/23[5]	596,943	78,454
Series 2004-54, Cl. DS, 45.205%, 11/25/30[5]	181,750	32,062
Series 2004-56, Cl. SE, 11.346%, 10/25/33[5]	54,370	9,640
Series 2005-12, Cl. SC, 14.367%, 3/25/35[5]	28,344	5,525
Series 2005-14, Cl. SE, 42.81%, 3/25/35[5]	92,131	15,626
Series 2005-40, Cl. SA, 54.925%, 5/25/35[5]	491,510	88,862
Series 2005-52, Cl. JH, 29.01%, 5/25/35[5]	1,088,192	223,639
Series 2005-71, Cl. SA, 58.628%, 8/25/25[5]	486,500	68,414
Series 2005-93, Cl. SI, 18.381%, 10/25/35[5]	124,272	21,901
Series 2007-75, Cl. BI, 8.156%, 8/25/37[5]	955,626	174,384
Series 2007-88, Cl. XI, 40.011%, 6/25/37[5]	373,051	56,458
Series 2008-46, Cl. EI, 17.048%, 6/25/38[5]	182,534	27,261
Series 2008-55, Cl. SA, 8.822%, 7/25/38[5]	228,636	23,680
Series 2009-8, Cl. BS, 22.687%, 2/25/24[5]	95,688	8,320
Series 2012-40, Cl. PI, 19.776%, 4/25/41[5]	465,312	93,124

Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.112%, 9/25/23[7]	116,762	108,514

		45,790,032

GNMA/Guaranteed—0.2%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	66,420	76,685
7.50%, 1/15/23-6/15/24	53,920	59,735
8.00%, 5/15/17-4/15/23	41,878	47,037
8.50%, 8/15/17-12/15/17	11,970	12,750

Government National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 79.584%, 1/16/27[5]	242,600	48,851
Series 2002-15, Cl. SM, 69.941%, 2/16/32[5]	274,925	59,384
Series 2002-76, Cl. SY, 79.526%, 12/16/26[5]	635,688	142,003
Series 2007-17, Cl. AI, 22.875%, 4/16/37[5]	622,710	118,895
Series 2011-52, Cl. HS, 13.376%, 4/16/41[5]	301,487	71,317

		636,657

Non-Agency—6.9%

Commercial—4.3%
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-6, Cl. AM, 5.39%, 10/10/45	265,000	281,946

8        OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Commercial (Continued)
Bear Stearns ARM Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. 22A1, 5.252%, 6/25/47[2]	$165,761	$143,907

Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.339%, 12/10/49[2]	90,000	99,286
Series 20113-GCJ11, 4.459%, 4/10/23[3]	185,000	155,568

Commercial Mortgage Trust:
Series 2006-GG7, Cl. AM, 6.056%, 7/10/38[2]	190,000	208,115
Series 2007-GG11, Cl. AM, 5.867%, 12/10/49[2]	500,000	537,338
Series 2007-GG9, Cl. AM, 5.475%, 3/10/39	615,000	648,299
Series 2012-CR4, Cl. D, 4.731%, 10/15/45[2,3]	185,000	158,782
Series 2012-CR5, Cl. E, 4.479%, 12/10/45[2,3]	225,000	188,968
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[2,3]	200,000	164,032

Commercial Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 5.01%, 7/10/46[2,3,5]	2,894,988	142,791
Series 2012-CR5, Cl. XA, 3.847%, 12/10/45[2,5]	446,648	50,426

Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2006-J2, Cl. A7, 6%, 4/25/36	14,483	13,418

Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2007-J3, Cl. A9, 6%, 7/25/37	32,488	26,635

Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	278,686	210,676
Series 2006-C1, Cl. AJ, 5.569%, 2/15/39[2]	175,000	187,116

Credit Suisse First Boston Mortgage Securities Corp., Collateralized Mtg. Obligations, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	275,000	291,146

DBUBS Mortgage Trust, Collateralized Mtg. Obligations, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[2,3]	50,000	48,132

Deutsche Alt-B Securities Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36[2]	275,591	204,382

EverBank Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2013-1, Cl. A1, 2.25%, 3/25/43[2,3]	451,721	441,813

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	276,527	281,572
Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[2]	213,235	155,209
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	19,042	16,754
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	480,107	369,371
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[2]	241,844	207,374

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[2,3]	60,000	47,490
Series 2013-K26, Cl. C, 3.723%, 12/25/45[2,3]	40,000	31,518
Series 2013-K27, Cl. C, 3.616%, 1/25/46[2,3]	110,000	85,426
Series 2013-K28, Cl. C, 3.494%, 6/25/46[2,3]	110,000	85,817
Series 2013-K712, Cl. C, 3.483%, 5/25/45[2,3]	110,000	94,221

GE Capital Commercial Mortgage Corp., Collateralized Mtg. Obligations, Series 2005-C4, Cl. AJ, 5.471%, 11/10/45[2]	430,000	415,330

GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[2]	286,699	307,315
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[3]	144,848	147,052

GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[2]	91,350	89,979

IndyMac Index Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR23, Cl. 6A1, 4.814%, 11/25/35[2]	246,908	203,187

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	470,000	428,111
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49[4]	64,829	65,853
Series 2007-LDPX, Cl. A3S, 5.317%, 1/15/49	520,000	529,364
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[3]	156,403	157,600

JP Morgan Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	259,867	238,559

JPMorgan Resecuritization Trust, Collateralized Mtg. Obligations, Series 2009-5, Cl. 1A2, 2.613%, 7/26/36[2,3]	258,683	195,637

MASTR Adjustable Rate Mortgages Trust, Collateralized Mtg. Obligations, Series 2004-13, Cl. 2A2, 2.672%, 4/21/34[2]	124,266	126,485

Merrill Lynch Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	290,000	313,416

	Principal Amount	Value

Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[2,3]	$95,000	$81,997
Series 2013-C7, Cl. D, 4.444%, 2/15/46[2,3]	115,000	95,874
Series 2013-C8, Cl. D, 4.312%, 12/15/48[2,3]	80,000	65,663

Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	325,000	349,214
Series 2007-IQ15, Cl. AM, 6.09%, 6/11/49[2]	345,000	372,631

Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.379%, 11/26/36[2,4]	268,731	151,198

Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.221%, 5/25/36[2]	163,143	135,859
Series 2007-6, Cl. 3A1, 4.627%, 7/25/37[2]	255,963	206,650

UBS-Barclays Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-C2, Cl. E, 5.05%, 5/10/63[2,3]	45,000	39,927

WaMu Mortgage Pass-Through Certificates Trust, Collateralized Mtg. Obligations, Series 2005-AR14, Cl. 1A4, 2.514%, 12/25/35[2]	126,652	115,050

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.611%, 2/25/35[2]	53,175	52,856
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[2]	123,863	114,740
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	257,213	268,264
Series 2007-AR8, Cl. A1, 5.98%, 11/25/37[2]	850,723	748,715

WFRBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.61%, 12/15/45[2,3]	50,000	41,471
Series 2012-C7, Cl. E, 5.005%, 6/15/45[2,3]	80,000	69,767
Series 2012-C8, Cl. E, 5.042%, 8/15/45[2,3]	95,000	83,014
Series 2013-C11, Cl. D, 4.325%, 3/15/45[2,3]	49,000	39,735

WFRBS Commercial Mortgage Trust, Interest-Only, Collateralized Mtg. Obligations, Series 2011-C3, Cl. XA, 12.11%, 3/15/44[2,3,5]	4,038,789	296,990

		12,125,031

Multi-Family—0.4%
Citigroup Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-AR3, Cl. 1A2A, 5.531%, 6/25/36[2]	154,602	142,216

Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	53,056	49,332
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	105,620	91,169
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	97,667	81,327

Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	298,301	261,794

JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.925%, 5/25/37[2]	32,326	30,483

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.641%, 3/25/36[2]	66,177	63,878
Series 2006-AR6, Cl. 3A1, 2.77%, 3/25/36[2]	617,827	586,534

		1,306,733

Residential—2.2%
Argent Securities, Inc., Series 2004-W8, Cl. A2, 1.153%, 5/25/34[2]	132,431	126,594

Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. AM, 6.002%, 2/10/51[2]	820,000	889,955

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	164,610	143,893
Series 2007-C, Cl. 1A4, 5.419%, 5/20/36[2]	66,960	63,997

Banc of America Mortgage 2004-E Trust, Collateralized Mtg. Obligations, Series 2004-E, Cl. 2A6, 2.829%, 6/25/34[2]	179,308	175,655

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.303%, 7/25/36[2]	126,398	121,712

CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[2]	885,000	895,883

Countrywide Alternative Loan Trust:
Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	634,580	493,183
Series 2007-19, Cl. 1A34, 6.00%, 8/25/37	326,521	250,937

9        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Residential (Continued)
Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.148%, 5/25/36[2]	$273,647	$269,519
Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[2]	91,468	90,846

Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	196,601	187,219
Series 2005-29, Cl. A1, 5.75%, 12/25/35	109,440	100,438
Series 2006-17, Cl. A2, 6.00%, 12/25/36	246,072	220,993
Series 2006-6, Cl. A3, 6.00%, 4/25/36	99,152	92,450
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	984,219	922,007

Credit Suisse Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-3, Cl. 2A10, 6%, 4/25/37	159,519	138,063

GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	80,771	78,706

JP Morgan Alternative Loan Trust, Series 2006-S4, Cl. A6, 5.71%, 12/25/36[2]	103,094	96,233

RALI Trust, Mtg. Pass-Through Certificates:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	82,904	85,013
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	19,267	14,920

Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	31,305	28,100

WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Cl. 3A1, 4.484%, 1/25/37[2]	78,430	67,238

WaMu Mortgage-Pass Through Certificates Trust, Collateralized Mtg. Obligations, Series 2007-HY5, Cl. 3A1, 4.981%, 5/25/37[2]	148,713	143,413

Wells Fargo Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	219,174	204,897

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	82,946	85,333
Series 2006-AR14, Cl. 1A2, 5.626%, 10/25/36[2]	146,885	138,383

		6,125,580

Total Mortgage-Backed Obligation (Cost $65,791,019)		65,984,033

U.S. Government Obligations—0.7%

Federal Home Loan Mortgage Corp. Nts.:
0.875%, 3/7/18	281,000	272,228
1.25%, 5/12/17	55,000	55,123
1.375%, 5/1/20	265,000	251,372
1.75%, 5/30/19	80,000	78,867
2.375%, 1/13/22[10]	611,000	594,554
5.25%, 4/18/16	300,000	337,879
5.50%, 7/18/16	65,000	74,236

Federal National Mortgage Assn. Nts.:
0.875%, 5/21/18	252,000	243,838
1.125%, 4/27/17	191,000	190,490
5.375%, 6/12/17	75,000	86,880

Total U.S. Government Obligation (Cost $2,201,924)		2,185,467

Non-Convertible Corporate Bonds and Notes—22.3%

Consumer Discretionary—2.8%

Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	289,000	308,507

Automobiles—0.8%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[3]	463,000	464,198
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	252,000	357,751

Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	973,000	1,062,021

General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[3]	396,000	369,765

		2,253,735

Hotels, Restaurants & Leisure—0.1%
Brinker International, Inc.:
2.60% Sr. Unsec. Nts., 5/15/18	151,000	147,905
3.875% Sr. Unsec. Nts., 5/15/23	151,000	141,809

Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	164,000	198,250

		487,964

	Principal Amount	Value

Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	$438,000	$461,542

Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[3]	305,000	290,512

		752,054

Media—0.7%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	205,000	290,429

Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	353,000	340,200

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	155,000	138,900

Historic TW, Inc., 9.15% Debs., 2/1/23	38,000	51,657

Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	155,000	164,703
10% Sr. Unsec. Nts., 7/15/17	324,000	341,885

Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	296,000	285,640

News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	168,000	187,397

Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	181,000	214,047

WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	90,000	83,434

		2,098,292

Multiline Retail—0.3%
Dollar General Corp., 4.125% Nts., 7/15/17	498,000	525,607

Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	414,000	434,028

		959,635

Specialty Retail—0.1%
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[3]	300,000	285,750

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	422,000	452,067

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	481,000	464,165

		916,232

Consumer Staples—1.6%

Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	366,000	539,106

Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	294,000	296,649

Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	472,000	443,090

Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[3]	270,000	283,340

SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[3]	235,000	234,820

		1,797,005

Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	245,000	233,754

Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	439,000	460,763

Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	228,000	208,867

		903,384

Food Products—0.2%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	381,000	409,772
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	34,000	35,054
8.50% Sr. Unsec. Nts., 6/15/19	207,000	255,686

		700,512

Personal Products—0.1%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	402,000	406,767

Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	250,000	377,680

Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	473,000	437,059

		814,739

Energy—3.5%

Energy Equipment & Services—0.5%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	532,000	565,478

Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	276,000	288,034

Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	329,000	339,901

10 OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Energy Equipment & Services (Continued)
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	$251,000	$248,461

		1,441,874

Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	172,000	193,833
7.625% Sr. Unsec. Nts., 3/15/14	206,000	215,591

Apache Corp., 4.25% Sr. Unsec. Unsub. Nts., 1/15/44	125,000	112,108

Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	265,000	258,196

Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[3]	318,000	319,735
6.00% Sr. Unsec. Nts., 4/1/42[3]	206,000	213,034

Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	272,000	282,880

CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	164,000	138,211

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	465,000	460,350

Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[3]	299,000	291,151

Copano Energy LLC/Copano Energy Finance Corp.,
7.125% Sr. Unsec. Unsub. Nts., 4/1/21	479,000	535,282

DCP Midstream LLC, 5.85% Jr. Sub. Nts., 5/21/43[2,3]	486,000	468,990

DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	405,000	400,053
3.875% Sr. Unsec. Nts., 3/15/23	237,000	222,589

El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Unsub. Nts., 11/1/42	335,000	298,740

Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	209,000	221,357

EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	139,000	144,510

Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	396,000	410,286
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	92,000	97,477
8.50% Sr. Unsec. Nts., 4/15/14	180,000	190,454

NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	250,000	233,879

Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	285,000	294,975

Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[3]	291,000	305,186

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[3]	327,000	325,365

Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	255,000	254,236

Talisman Energy, Inc.:
5.125% Sr. Unsec. Nts., 5/15/15	222,000	237,320
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	138,000	148,826

Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	253,000	235,383

Woodside Finance Ltd.:
4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	372,000	391,750
5.00% Sr. Unsec. Nts., 11/15/13[3]	312,000	316,584

		8,218,331

Financials—7.2%

Capital Markets—1.8%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	364,000	426,216

Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[3]	243,000	230,729

Deutsche Bank AG, 4.296% Sub. Nts., 5/24/28[2]	484,000	447,515

Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	469,000	452,271

Goldman Sachs Group, Inc. (The), 6.25% Sr. Unsec. Nts., 2/1/41	457,000	519,177

Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	736,000	779,600

Morgan Stanley, 6.375% Sr. Unsec. Nts., 7/24/42	312,000	349,651

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	890,000	880,600

Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	265,000	279,504

	Principal Amount	Value

Capital Markets (Continued)
UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 8/12/13	$139,000	$139,281

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,9]	555,000	573,731

		5,078,275

Commercial Banks—1.9%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	276,000	286,470

Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	460,000	465,235

BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	469,000	465,924

Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[2]	641,000	641,000

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	820,000	828,610

LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[3]	437,000	455,354

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[3]	432,000	461,028

PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds[2,9]	496,000	463,760

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,9	400,000	362,000

Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K2,9	578,000	654,224

		5,083,605

Consumer Finance—0.2%
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	552,000	519,080

Diversified Financial Services—1.6%
Bank of America Corp., 5.20% Jr. Sub. Perpetual Bonds[2,9]	484,000	457,380

Citigroup, Inc.:
3.375% Sr. Unsec. Unsub. Nts., 3/1/23	339,000	324,756
Series D, 5.95% Jr. Sub. Perpetual Bonds[2,9]	459,000	457,325

ING Bank NV, 3.75% Sr. Unsec. Nts., 3/7/17[3]	108,000	113,102

ING US, Inc.:
5.50% Sr. Unsec. Nts., 7/15/22[3]	178,000	189,585
5.65% Unsec. Sub. Nts., 5/15/53[2,3]	395,000	372,287

Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	249,000	247,404

JPMorgan Chase & Co.:
Series 1, 7.90% Jr. Sub. Perpetual Bonds[2,9]	883,000	998,803
Series Q, 5.15% Jr. Sub. Perpetual Bonds[2,9]	136,000	130,220

Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	404,000	463,886

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,3,9]	751,000	754,755

		4,509,503

Insurance—1.1%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	290,000	326,777
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	169,000	191,460

Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[3]	260,000	273,444

Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[3]	380,000	367,682

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	864,000	850,764

Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	64,000	66,848

Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[2]	206,000	195,443

QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[3]	350,000	343,379

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,9]	495,000	513,562

Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	121,494

		3,250,853

Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	285,000	299,820
7.00% Sr. Unsec. Nts., 10/15/17	294,000	340,845

Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20[3]	110,000	107,800

11        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	$262,000	$271,366

Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	328,000	301,265

National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	211,000	220,841

WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[3]	283,000	300,679

		1,842,616

Health Care—0.7%

Biotechnology—0.5%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	458,000	458,480

Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	522,000	495,751

Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	259,258

		1,213,489

Health Care Providers & Services—0.1%
Cardinal Health, Inc.:
1.70% Sr. Unsec. Nts., 3/15/18	99,000	96,125
3.20% Sr. Unsec. Nts., 3/15/23	147,000	137,381

McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	183,000	215,009

		448,515

Pharmaceuticals—0.1%
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[3]	100,000	98,927

Zoetis, Inc.:
1.875% Sr. Unsec. Nts., 2/1/18[3]	158,000	154,787
4.70% Sr. Unsec. Nts., 2/1/43[3]	147,000	137,960

		391,674

Industrials—1.6%

Aerospace & Defense—0.2%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	222,000	222,000

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	280,000	302,400

		524,400

Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	368,000	357,069

Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	298,000	303,960

Industrial Conglomerates—0.4%
General Electric Capital Corp.:
5.25% Jr. Sub. Perpetual Bonds[2,9]	500,000	478,750
6.375% Unsec. Sub. Nts., 11/15/67[2]	644,000	671,370

		1,150,120

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	338,000	361,660

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[3]	388,000	386,108

National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[2]	251,000	244,725

		992,493

Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20[3]	460,000	443,900

Road & Rail—0.2%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[3]	117,000	105,955

Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[3]	289,000	293,193
4.25% Sr. Unsec. Nts., 1/17/23[3]	250,000	247,471

		646,619

Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	272,000	276,080

Information Technology—1.1%

Computers & Peripherals—0.4%
Apple, Inc., 3.85% Sr. Unsec. Unsub. Nts., 5/4/43	125,000	111,632

	Principal Amount	Value

Computers & Peripherals (Continued)
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	$805,000	$820,987
4.75% Sr. Unsec. Nts., 6/2/14	200,000	206,296

		1,138,915

Electronic Equipment, Instruments, & Components—0.4%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	79,000	82,808

Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	525,000	538,820

Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	550,000	548,512

		1,170,140

IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	244,000	220,686

Office Electronics—0.2%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	449,000	469,207

Materials—1.5%

Chemicals—0.5%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	54,000	58,880

CF Industries, Inc., 4.95% Sr. Unsec. Nts., 6/1/43	199,000	189,886

Dow Chemical Co., 8.55% Sr. Unsec. Nts., 5/15/19	290,000	370,300

Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	181,000	172,136

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	234,000	218,605

Sherwin-Williams Co., 4% Sr. Unsec. Unsub. Nts., 12/15/42	268,000	243,204

		1,253,011

Containers & Packaging—0.3%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	308,000	328,020

Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	464,000	454,503

		782,523

Metals & Mining—0.5%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	168,000	178,664

Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	159,000	155,200

Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	440,000	420,666

Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec. Nts., 3/15/23[3]	485,000	439,578

Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	135,000	142,655
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	264,000	287,611

		1,624,374

Paper & Forest Products—0.2%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[3]	350,000	340,922

International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	208,000	222,262

		563,184

Telecommunication Services—1.2%

Diversified Telecommunication Services—1.0%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	596,000	665,396

British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	293,000	442,527

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	451,000	457,765

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	267,000	295,702

MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	295,000	301,269

Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	405,000	413,344

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	288,000	317,900

Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	356,000	416,291

		3,310,194

12        OPPENHEIMER CAPITAL INCOME FUND/VA

	Principal Amount	Value

Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	$361,000	$309,802

CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	255,000	240,792

Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	155,000	139,553

		690,147

Utilities—1.1%

Electric Utilities—0.9%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	491,000	519,619

Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,9]	390,000	373,528

Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	257,000	257,362

FirstEnergy Corp., 2.75% Sr. Unsec. Nts., 3/15/18	259,000	252,330

Great Plains Energy, Inc., 2.766% Sr. Unsec. Nts., 8/15/13	354,000	354,763

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	203,000	205,915

PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	223,000	213,633

PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	290,000	318,381

		2,495,531

	Principal Amount	Value

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	$316,000	$323,080

Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	172,000	186,060

Total Non-Convertible Corporate Bonds and Notes (Cost $63,940,336)		63,604,084

	Shares

Investment Company—7.0%

Oppenheimer Institutional Money Market Fund, Cl. E,
0.11%[11,12] (Cost $19,917,607)	19,917,607	19,917,607

Total Investments, at Value
(Cost $272,574,366)	96.7%	275,761,154

Assets in Excess of Other Liabilities	3.3	9,415,854

Net Assets	100.0%	$285,177,008

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note1 of the accompanying Notes.

1. Non-income producing security.

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,220,741 or 9.90% of the Fund’s net assets as of June 28, 2013.

4. Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $927,980, which represents 0.33% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Ally Auto Receivables Trust, Series 2012-A, Cl. D, 3.15%, 10/15/18	5/3/13	$516,947	$507,589	$(9,358)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49	7/14/10	64,018	65,853	1,835
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.379%, 11/26/36	10/24/12	130,266	151,198	20,932
Santander Drive Auto Receivables Trust, Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	62,828	62,924	96
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	139,928	140,416	488

		$913,987	$927,980	$13,993

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,368,400 or 1.18% of the Fund’s net assets as of June 28, 2013.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $148,461 or 0.05% of the Fund’s net assets as of June 28, 2013.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See Note 1 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $594,554. See Note 6 of the accompanying Notes.

13        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments    (Continued)

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	19,691,265	42,627,851	42,401,509	19,917,607

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$19,917,607	$14,574

12. Rate shown is the 7-day yield as of June 28, 2013.

Futures Contracts as of June 28, 2013:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	Buy	44	9/19/13	$5,977,125	$(150,081)
U.S. Treasury Nts., 2 yr.	Buy	67	9/19/13	14,740,000	(12,962)
U.S. Treasury Nts., 5 yr.	Sell	58	9/19/13	7,020,719	135,725
U.S. Treasury Nts., 10 yr.	Buy	73	9/19/13	9,239,062	(114,354)
U.S. Treasury Ultra Bonds	Buy	34	9/19/13	5,008,625	(298,334)

					$(440,006)

Over-the-Counter Credit Default Swap Contracts at June 28, 2013:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Depreciation

CDX.NA.IG.20
Deutsche Bank AG	Buy	$8,400	1.00%	6/20/18	$29,430	$(59,833)	$30,403

See accompanying Notes to Financial Statements.

14        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 28, 20131 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $252,656,759)	$255,843,547
Affiliated companies (cost $19,917,607)	19,917,607

275,761,154

Cash	42,114,223

Cash used for collateral on OTC derivatives	348,939

Receivables and other assets:
Investments sold (including $16,874,974 sold on a when-issued or delayed delivery basis)	18,996,962
Interest, dividends and principal paydowns	1,156,757
Variation margin receivable	51,682
Other	35,511

Total assets	338,465,228

Liabilities
Swaps, at value (premiums received $29,430)	59,833

Payables and other liabilities:
Investments purchased (including $51,624,563 purchased on a when-issued or delayed delivery basis)	52,928,723
Shares of beneficial interest redeemed	185,111
Trustees’ compensation	31,338
Transfer and shareholder servicing agent fees	22,205
Shareholder communications	17,737
Distribution and service plan fees	14,804
Variation margin payable	6,731
Other	21,738

Total liabilities	53,288,220

Net Assets	$285,177,008

Composition of Net Assets
Par value of shares of beneficial interest	$22,134

Additional paid-in capital	315,636,924

Accumulated net investment income	2,781,077

Accumulated net realized loss on investments and foreign currency transactions	(35,978,636)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,715,509

Net Assets	$285,177,008

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $214,381,112 and 16,591,512 shares of beneficial interest outstanding)	$12.92

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $70,795,896 and 5,542,139 shares of beneficial interest outstanding)	$12.77

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

15        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 28, 20131 Unaudited

Investment Income
Interest	$2,441,352

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $11,911)	1,451,590
Affiliated companies	14,574

Other income	11,068

Total investment income	3,918,584

Expenses
Management fees	1,086,617

Distribution and service plan fees:
Distribution and service plan fees–Service shares	91,611

Transfer and shareholder servicing agent fees:
Non-Service shares	110,121
Service shares	36,642

Shareholder communications:
Non-Service shares	14,000
Service shares	4,656

Custodian fees and expenses	15,818

Trustees’ compensation	9,217

Other	25,471

Total expenses	1,394,153
Less waivers and reimbursements of expenses	(318,128)

Net expenses	1,076,025

Net Investment Income	2,842,559

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	35,168,793
Closing and expiration of futures contracts	(922,678)
Foreign currency transactions	4,713
Swap contracts	(53,063)

Net realized gain	34,197,765

Net change in unrealized appreciation/depreciation on:
Investments	(20,180,382)
Translation of assets and liabilities denominated in foreign currencies	(16,909)
Futures contracts	(440,662)
Swap contracts	(30,403)

Net change in unrealized appreciation/depreciation	(20,668,356)

Net Increase in Net Assets Resulting from Operations	$16,371,968

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

16        OPPENHEIMER CAPITAL INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$2,842,559	$6,382,885

Net realized gain	34,197,765	10,623,927

Net change in unrealized appreciation/depreciation	(20,668,356)	11,671,534

Net increase in net assets resulting from operations	16,371,968	28,678,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,107,178)	(3,027,836)
Service shares	(1,549,783)	(910,776)

	(6,656,961)	(3,938,612)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(10,878,418)	72,773,444
Service shares	(4,563,932)	(12,542,888)

	(15,442,350)	60,230,556

Net Assets
Total increase (decrease)	(5,727,343)	84,970,290

Beginning of period	290,904,351	205,934,061

End of period (including accumulated net investment income of $2,781,077 and $6,595,479, respectively)	$285,177,008	$290,904,351

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CAPITAL INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$12.52	$11.30	$11.47	$10.30	$8.45	$16.41

Income (loss) from investment operations:
Net investment income[2]	0.13	0.29	0.20	0.23	0.25	0.41
Net realized and unrealized gain (loss)	0.58	1.09	(0.11)	1.09	1.60	(7.03)

Total from investment operations	0.71	1.38	0.09	1.32	1.85	(6.62)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.31)	(0.16)	(0.26)	(0.15)	0.00	(0.39)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.95)

Total dividends and/or distributions to shareholders	(0.31)	(0.16)	(0.26)	(0.15)	0.00	(1.34)

Net asset value, end of period	$12.92	$12.52	$11.30	$11.47	$10.30	$8.45

Total Return, at Net Asset Value[3]	5.65%	12.34%	0.72%	12.91%	21.89%	(43.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$214,381	$218,032	$128,383	$150,622	$159,797	$169,621

Average net assets (in thousands)	$222,059	$191,416	$141,848	$151,620	$159,013	$295,669

Ratios to average net assets:[4]
Net investment income	2.00%	2.46%	1.70%	2.13%	2.71%	3.14%
Total expenses[5]	0.89%	0.90%	0.91%	0.91%	0.89%	0.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.66%	0.67%	0.65%	0.60%	0.67%

Portfolio turnover rate[6]	130%	110%	102%	54%	87%	67%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.90%
Year Ended December 31, 2012	0.91%
Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$406,061,229	$411,188,547
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CAPITAL INCOME FUND/VA

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$12.37	$11.17	$11.35	$10.19	$8.38	$16.28

Income (loss) from investment operations:
Net investment income[2]	0.11	0.26	0.16	0.20	0.22	0.37
Net realized and unrealized gain (loss)	0.57	1.08	(0.11)	1.08	1.59	(6.97)

Total from investment operations	0.68	1.34	0.05	1.28	1.81	(6.60)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.14)	(0.23)	(0.12)	0.00	(0.35)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(0.95)

Total dividends and/or distributions to shareholders	(0.28)	(0.14)	(0.23)	(0.12)	0.00	(1.30)

Net asset value, end of period	$12.77	$12.37	$11.17	$11.35	$10.19	$8.38

Total Return, at Net Asset Value[3]	5.57%	12.11%	0.38%	12.68%	21.60%	(43.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,796	$72,872	$77,551	$89,580	$88,746	$68,798

Average net assets (in thousands)	$73,889	$76,257	$85,157	$87,280	$77,101	$100,164

Ratios to average net assets:[4]
Net investment income	1.75%	2.18%	1.45%	1.87%	2.42%	2.90%
Total expenses[5]	1.14%	1.16%	1.16%	1.16%	1.15%	1.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.92%	0.92%	0.90%	0.85%	0.92%

Portfolio turnover rate[6]	130%	110%	102%	54%	87%	67%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.15%
Year Ended December 31, 2012	1.17%
Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended June 28, 2013	$406,061,229	$411,188,547
Year Ended December 31, 2012	$555,111,600	$549,805,766
Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS        Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Income Fund/VA (the “Fund”), formerly Oppenheimer Balanced Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$51,624,563
Sold securities	16,874,974

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

20        OPPENHEIMER CAPITAL INCOME FUND/VA

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $4,188,448 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2015	$9,969,732
2016	14,429,757
2017	44,728,707

Total	$69,128,196

Of these losses, $13,292,976 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,323,244 per year.

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $34,930,431 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $34,197,765 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$272,592,293
Federal tax cost of other investments	28,354,669

Total federal tax cost	$300,946,962

Gross unrealized appreciation	$9,373,277
Gross unrealized depreciation	(6,674,825)

Net unrealized appreciation	$2,698,452

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other

21        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the

22        OPPENHEIMER CAPITAL INCOME FUND/VA

2. Securities Valuation (Continued)

following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

23        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$12,183,808	$—	$—	$12,183,808
Consumer Staples	8,201,677	—	—	8,201,677
Energy	10,980,251	—	—	10,980,251
Financials	18,809,920	—	—	18,809,920
Health Care	13,422,047	—	—	13,422,047
Industrials	12,621,556	—	—	12,621,556
Information Technology	17,519,023	—	—	17,519,023
Materials	3,680,581	—	—	3,680,581
Telecommunication Services	1,684	—	—	1,684
Asset-Backed Securities	—	26,649,416	—	26,649,416
Mortgage-Backed Obligations	—	65,984,033	—	65,984,033
U.S. Government Obligations	—	2,185,467	—	2,185,467
Non-Convertible Corporate Bonds and Notes	—	63,604,084	—	63,604,084
Investment Company	19,917,607	—	—	19,917,607

Total Investments, at Value	117,338,154	158,423,000	—	275,761,154
Other Financial Instruments:
Variation margin receivable	51,682	—	—	51,682

Total Assets	$117,389,836	$158,423,000	$—	$275,812,836

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(6,731)	$—	$—	$(6,731)
Swaps, at value	—	(59,833)	—	(59,833)

Total Liabilities	$(6,731)	$(59,833)	$—	$(66,564)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	93,391	$1,237,655	245,214	$2,929,071
Dividends and/or distributions reinvested	387,201	5,107,178	261,020	3,027,836
Acquisition—Note 8	—	—	8,473,818	101,940,025
Redeemed	(1,305,885)	(17,223,251)	(2,929,508)	(35,123,488)

Net increase (decrease)	(825,293)	$(10,878,418)	6,050,544	$72,773,444

Service Shares
Sold	79,328	$1,039,540	297,913	$3,538,468
Dividends and/or distributions reinvested	118,848	1,549,783	79,405	910,776
Redeemed	(548,277)	(7,153,255)	(1,428,994)	(16,992,132)

Net decrease	(350,101)	$(4,563,932)	(1,051,676)	$(12,542,888)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$327,657,309	$392,913,510
U.S. government and government agency obligations	1,966,124	1,848,177
To Be Announced (TBA) mortgage-related securities	406,061,229	411,188,547

24        OPPENHEIMER CAPITAL INCOME FUND/VA

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% for Non-Service shares and 0.92% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $230,502 and $76,673 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $10,953 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

 The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

25        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument, or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $14,722,074 and $18,397,368 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default and currency swaps.

26        OPPENHEIMER CAPITAL INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $1,200,000 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $59,833 for which the Fund has posted collateral of $348,939.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

27        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 28, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank AG	$—	$ —	$ —	$ —	$ —

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 28, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Deutsche Bank AG	$(59,833)	$ —	$ —	$ 59,833	$ —

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 28, 2013:

	Asset Derivatives			Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Credit contracts				Swaps, at value	$59,833

Interest rate contracts	Variation margin receivable	$51,682	*	Variation margin payable	6,731	*

Total		$51,682			$66,564

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

28        OPPENHEIMER CAPITAL INCOME FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$(53,063)	$(53,063)
Interest rate contracts	(922,678)	—	(922,678)

Total	$(922,678)	$(53,063)	$(975,741)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(30,403)	$(30,403)
Interest rate contracts	(440,662)	—	(440,662)

Total	$(440,662)	$(30,403)	$(471,065)

7. Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Acquisition of Total Return Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Total Return Portfolio at fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Total Return Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses. The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Total Return Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]

Total Return Portfolio fund shares merged into the Non-Service Shares	0.1049625104	8,473,818	$101,940,025	$230,906,772

1. The net assets acquired included net unrealized appreciation of $6,091,953 and an unused capital loss carryforward of $46,084,065, potential utilization subject to tax limitations.

9. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

29        OPPENHEIMER CAPITAL INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

9. Pending Litigation (Continued)

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

30        OPPENHEIMER CAPITAL INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31        OPPENHEIMER CAPITAL INCOME FUND/VA

OPPENHEIMER CAPITAL INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Magnus Krantz, Vice President
Krishna Memani, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer	Shareholder Services, Inc.
Agent	DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges And expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

    © 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

SEMIANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

_____________________________________________________
Portfolio Manager: Michael Kotlarz

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[1]
Non-Service Shares	8.70%
Service Shares	8.58
Average Annual Total Returns For the Periods Ended 6/28/13[1]
	1-Year	5-Year	10-Year
Non-Service Shares	14.59%	2.96%	5.48%
Service Shares	14.34%	2.71%	5.22%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	5.3%
Google, Inc., Cl. A	3.9
QUALCOMM, Inc.	3.9
Walt Disney Co. (The)	2.4
Visa, Inc., Cl. A	2.0
O’Reilly Automotive, Inc.	1.9
eBay, Inc.	1.9
Novo Nordisk AS, Cl. B	1.9
Biogen Idec, Inc.	1.8
EMC Corp.	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 8.70% during the reporting period, underperforming the Russell 1000 Growth Index (the “Index”), which returned 11.80%. The Fund’s underperformance relative to the Index stemmed primarily from weaker relative stock selection in the information technology sector. Weaker relative stock selection in the consumer staples and consumer discretionary sectors detracted from performance to a lesser degree. The Fund outperformed the Index in the health care and industrials sectors, where stronger stock selection benefited. The Fund also underperformed the S&P 500 Index, which returned 13.82%.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and with interest rate sensitivity, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

During the period, three out of the top five performing holdings of the Fund were in the health care sector: Vertex Pharmaceuticals, Inc., Bristol-Myers Squibb Co. and Biogen Idec, Inc. Vertex Pharmaceuticals, a developer of small molecule pharmaceuticals for multiple diseases, released data on a compound that it was developing for Cystic Fibrosis that showed very robust benefits for patients. This positive data also boosted optimism around the entire platform of Cystic Fibrosis drugs that Vertex is developing. Bristol-Myers Squibb is a New York-based drugmaker that experienced an increase in profit due to reduced production and marketing costs. In addition, a large tax benefit offset a plunge in Plavix sales caused by generic competition. Biogen Idec is a global biotechnology company that benefited from strong sales of its new multiple-sclerosis treatment Tecfidera.

Outside of the health care sector, Google, Inc. and The Walt Disney Co. benefited performance. Google, the leading internet search engine, benefited from momentum in its continued campaign to enhance price utilization for its mobile searches. Walt Disney, an entertainment company that conducts operations in media networks, studio and theme park operations, reported strong quarterly results during the second quarter with particularly strong performance from its parks operation. The strength in park operation was a positive surprise to the market and helped boost Disney’s stock.

TOP INDIVIDUAL DETRACTORS

The most significant detractor from performance this period was information technology stock Apple, Inc. Apple is the maker of the iPhone, iPod and iPad. Investors were concerned about the maturation of high end smartphones markets in developed countries. There were also concerns over increased competition from other smartphone makers such as Samsung and HTC. Also detracting from performance were information technology stocks Teradata Corp., Salesforce.com, Inc. and Cognizant Technology Solutions Corp. Teradata, a provider of analytic data solutions through its database management service, reported disappointing quarterly results as uncertainties in the U.S. economy led to the delay of certain contracts from customers. Salesforce.com is a supplier of customer relationship management software worldwide. The market was skeptical on the strategic merits of its announced acquisition of ExactTarget, an email marketing firm. The enterprise software market has also been soft, which was also a negative for Salesforce.com. Cognizant Technology Solutions is a multinational information technology, consulting and business process outsourcing company that experienced declines in April. We exited our position during the period.

STRATEGY & OUTLOOK

Uncertainty about the Eurozone crisis, the duration of the Federal Reserve’s Quantitative Easing program, and the risk of deceleration in China continues to weigh on the global economy. Although the U.S. economy has remained resilient, it continues to grow at a below normal expansionary pace. The U.S. economy’s resilience has been supported by strong productivity gains, low structural energy costs and a relatively attractive currency. Looking forward, we expect the U.S. economy to retain many of these relative positives and for the markets to reward differentiated valuations to those companies demonstrating consistent quality, growth, and innovation. We expect that companies with capital discipline, strong management, and sustainable competitive advantages, have the greatest prospects for outperformance over time.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,087.00	$4.10
Service shares	1,000.00	1,085.80	5.38

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.60	3.97
Service shares	1,000.00	1,019.37	5.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS     June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—98.1%
Consumer Discretionary—18.0%
Hotels, Restaurants & Leisure—3.1%
McDonald’s Corp.	120,870	$11,966,130
Panera Bread Co., Cl. A1	51,150	9,510,831
Yum! Brands, Inc.	107,110	7,427,007
		28,903,968
Internet & Catalog Retail—1.8%
Amazon.com, Inc.[1]	59,884	16,629,188
Media—3.5%
News Corp., Cl. B	310,850	10,202,097
Walt Disney Co. (The)	350,460	22,131,549
		32,333,646
Specialty Retail—5.9%
Home Depot, Inc. (The)	153,270	11,873,827
O’Reilly Automotive, Inc.[1]	160,840	18,113,801
Tiffany & Co.	125,420	9,135,593
TJX Cos., Inc. (The)	314,820	15,759,889
		54,883,110
Textiles, Apparel & Luxury Goods—3.7%
Nike, Inc., Cl. B	256,020	16,303,354
Ralph Lauren Corp.	56,460	9,809,360
VF Corp.	40,890	7,894,223
		34,006,937
Consumer Staples—10.4%
Beverages—3.9%
Brown-Forman Corp., Cl. B	148,705	10,045,023
Coca-Cola Co. (The)	274,190	10,997,761
SABMiller plc	307,810	14,811,428
		35,854,212
Food & Staples Retailing—2.6%
Costco Wholesale Corp.	133,590	14,771,046
CVS Caremark Corp.	163,170	9,330,060
		24,101,106
Food Products—2.6%
Mead Johnson Nutrition Co., Cl. A	130,080	10,306,238
Nestle SA	210,437	13,763,932
		24,070,170
Personal Products—1.3%
Estee Lauder Cos., Inc. (The), Cl. A	178,700	11,753,099
Energy—6.1%
Energy Equipment & Services—2.4%
Cameron International Corp.[1]	79,160	4,841,426
FMC Technologies, Inc.[1]	208,850	11,628,768
Oceaneering International, Inc.	93,470	6,748,534
		23,218,728
Oil, Gas & Consumable Fuels—3.7%
Cabot Oil & Gas Corp.	162,730	11,557,085
Chevron Corp.	76,790	9,087,329
Noble Energy, Inc.	133,700	8,027,348
Phillips 66	101,790	5,996,449
		34,668,211
Financials—4.4%
Capital Markets—3.9%
Ameriprise Financial, Inc.	86,760	7,017,149
Charles Schwab Corp. (The)	403,180	8,559,511
Goldman Sachs Group, Inc. (The)	62,980	9,525,725
Northern Trust Corp.	194,040	11,234,916
		36,337,301
Consumer Finance—0.5%
American Express Co.	64,600	4,829,496
Health Care—15.7%
Biotechnology—6.2%
Biogen Idec, Inc.[1]	79,660	17,142,832
Celgene Corp.[1]	87,100	10,182,861
Gilead Sciences, Inc.[1]	321,200	16,448,652
Vertex Pharmaceuticals, Inc.[1]	178,640	14,267,977
		58,042,322
Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	155,200	10,750,704

	Shares	Value
Health Care Providers & Services—0.8%
UnitedHealth Group, Inc.	108,720	$7,118,986
Health Care Technology—1.5%
Cerner Corp.[1]	143,980	13,835,038
Life Sciences Tools & Services—0.1%
Mettler-Toledo International, Inc.[1]	3,700	744,440
Pharmaceuticals—5.9%
Bristol-Myers Squibb Co.	319,720	14,288,287
Novo Nordisk AS, Cl. B	111,299	17,327,868
Perrigo Co.	93,910	11,363,110
Roche Holding AG	49,000	12,141,434
		55,120,699
Industrials—12.7%
Aerospace & Defense—3.9%
Honeywell International, Inc.	155,690	12,352,445
Precision Castparts Corp.	55,250	12,487,052
United Technologies Corp.	130,600	12,137,964
		36,977,461
Building Products—0.6%
Fortune Brands Home & Security, Inc.	153,690	5,953,951
Electrical Equipment—2.1%
AMETEK, Inc.	116,830	4,941,909
Eaton Corp. plc	139,330	9,169,307
Roper Industries, Inc.	44,830	5,568,783
		19,679,999
Machinery—1.0%
Ingersoll-Rand plc	168,200	9,338,464
Road & Rail—3.5%
J.B. Hunt Transport Services, Inc.	125,830	9,089,959
Kansas City Southern	88,530	9,380,639
Union Pacific Corp.	89,310	13,778,747
		32,249,345
Trading Companies & Distributors—1.6%
United Rentals, Inc.[1]	166,730	8,321,494
W.W. Grainger, Inc.	27,070	6,826,513
		15,148,007
Information Technology—26.3%
Communications Equipment—5.3%
Cisco Systems, Inc.	551,250	13,400,887
QUALCOMM, Inc.	587,490	35,883,889
		49,284,776
Computers & Peripherals—7.1%
Apple, Inc.	124,910	49,474,353
EMC Corp.	706,310	16,683,042
		66,157,395
Internet Software & Services—5.8%
eBay, Inc.[1]	341,010	17,637,037
Google, Inc., Cl. A1	41,430	36,473,729
		54,110,766
IT Services—4.0%
Mastercard, Inc., Cl. A	10,070	5,785,215
Teradata Corp.[1]	253,110	12,713,715
Visa, Inc., Cl. A	103,857	18,979,867
		37,478,797
Semiconductors & Semiconductor Equipment—2.4%
Broadcom Corp., Cl. A	364,770	12,314,635
Xilinx, Inc.	246,730	9,772,975
		22,087,610
Software—1.7%
Salesforce.com, Inc.[1]	409,260	15,625,547
Materials—4.5%
Chemicals—3.3%
Ecolab, Inc.	141,810	12,080,794
Monsanto Co.	51,130	5,051,644
PPG Industries, Inc.	92,480	13,539,997
		30,672,435
Containers & Packaging—1.2%
Crown Holdings, Inc.[1]	272,460	11,206,280
Total Common Stocks
(Cost $628,760,665)		913,172,194

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

	Shares	Value
Investment Company—1.4%
Oppenheimer Institutional Money Market
Fund, Cl. E, 0.11%[2,3] (Cost $13,280,401)	13,280,401	$13,280,401

Total Investments,at Value (Cost $642,041,066)	99.5%	926,452,595

Assets in Excess of Other Liabilities	0.5	4,451,733

Net Assets	100.0%	$930,904,328

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 28, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,345,499	74,002,112	72,067,210	13,280,401

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$13,280,401	$5,194

See accompanying Notes to Financial Statements.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES     June 28, 20131 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $628,760,665)	$913,172,194
Affiliated companies (cost $13,280,401)	13,280,401

926,452,595

Cash	21,123

Receivables and other assets:
Investments sold	15,906,728
Dividends	1,056,680
Other	64,633

Total assets	943,501,759

Liabilities
Payables and other liabilities:
Investments purchased	11,335,911
Shares of beneficial interest redeemed	979,883
Transfer and shareholder servicing agent fees	72,693
Distribution and service plan fees	69,183
Shareholder communications	57,402
Trustees’ compensation	56,473
Other	25,886

Total liabilities	12,597,431

Net Assets	$930,904,328

Composition of Net Assets
Par value of shares of beneficial interest	$19,252

Additional paid-in capital	756,908,807

Accumulated net investment income	991,824

Accumulated net realized loss on investments and foreign currency transactions	(111,435,116)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	284,419,561

Net Assets	$930,904,328

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $571,879,442 and 11,792,526 shares of beneficial interest outstanding)	$48.50

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $359,024,886 and 7,459,612 shares of beneficial interest outstanding)	$48.13

1. June 28, 2013 is the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS  For the Six Months Ended June 28, 20131 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $188,748)	$6,726,056
Affiliated companies	5,194

Interest	15

Total investment income	6,731,265

Expenses
Management fees	3,274,712

Distribution and service plan fees—Service shares	463,818

Transfer and shareholder servicing agent fees:
Non-Service shares	290,764
Service shares	185,980

Shareholder communications:
Non-Service shares	28,330
Service shares	18,148

Trustees’ compensation	29,713

Custodian fees and expenses	11,106

Other	42,964

Total expenses	4,345,535
Less waivers and reimbursements of expenses	(21,520)

Net expenses	4,324,015

Net Investment Income	2,407,250

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	89,245,820
Foreign currency transactions	(6,170)

Net realized gain	89,239,650

Net change in unrealized appreciation/depreciation on:
Investments	(9,533,901)
Translation of assets and liabilities denominated in foreign currencies	(1,592,421)

Net change in unrealized appreciation/depreciation	(11,126,322)

Net Increase in Net Assets Resulting from Operations	$80,520,578

1. June 28, 2013 is the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9        OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$2,407,250	$8,440,486

Net realized gain	89,239,650	98,112,908

Net change in unrealized appreciation/depreciation	(11,126,322)	28,160,875

Net increase in net assets resulting from operations	80,520,578	134,714,269
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,856,634)	(3,878,051)
Service shares	(2,798,285)	(1,503,957)

	(8,654,919)	(5,382,008)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(45,216,718)	(144,652,286)
Service shares	(36,092,630)	(57,530,166)

	(81,309,348)	(202,182,452)
Net Assets
Total decrease	(9,443,689)	(72,850,191)

Beginning of period	940,348,017	1,013,198,208

End of period (including accumulated net investment income of $ 991,824 and $ 7,239,493, respectively)	$930,904,328	$940,348,017

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$45.06	$39.75	$40.35	$36.94	$25.67	$47.18

Income (loss) from investment operations:
Net investment income[2]	0.14	0.42	0.23	0.11	0.09	0.10
Net realized and unrealized gain (loss)	3.80	5.18	(0.69)	3.36	11.27	(21.55)

Total from investment operations	3.94	5.60	(0.46)	3.47	11.36	(21.45)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.29)	(0.14)	(0.06)	(0.09)	(0.06)

Net asset value, end of period	$48.50	$45.06	$39.75	$40.35	$36.94	$25.67

Total Return, at Net Asset Value[3]	8.70%	14.12%	(1.15)%	9.42%	44.52%	(45.52)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571,879	$573,684	$637,868	$771,086	$1,074,190	$829,931

Average net assets (in thousands)	$589,853	$600,121	$713,770	$976,242	$927,670	$1,256,525

Ratios to average net assets:[4]
Net investment income	0.60%	0.95%	0.57%	0.31%	0.29%	0.25%
Total expenses[5]	0.81%	0.81%	0.80%	0.79%	0.78%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.79%	0.78%	0.66%

Portfolio turnover rate	33%	28%	27%	58%	46%	67%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.81%
Year Ended December 31, 2012	0.81%
Year Ended December 30, 2011	0.80%
Year Ended December 31, 2010	0.79%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%

See accompanying Notes to Financial Statements.

11      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS     Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009		Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$ 44.66	$ 39.40	$ 39.99	$ 36.64	$ 25.42		$ 46.78

Income (loss) from investment operations:
Net investment income[2]	0.08	0.31	0.13	0.02	0.01		0.00[3]
Net realized and unrealized gain (loss)	3.76	5.12	(0.68)	3.33	11.21		(21.36)

Total from investment operations	3.84	5.43	(0.55)	3.35	11.22		(21.36)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	(0.17)	(0.04)	0.00	0.00	[3]	0.00

Net asset value, end of period	$ 48.13	$ 44.66	$ 39.40	$ 39.99	$ 36.64		$ 25.42

Total Return, at Net Asset Value[4]	8.58%	13.81%	(1.37)%	9.15%	44.15%		(45.66)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 359,025	$ 366,664	$ 375,330	$ 423,989	$ 444,170		$ 313,931

Average net assets (in thousands)	$ 377,301	$ 382,196	$ 407,413	$ 427,640	$ 368,634		$ 454,558

Ratios to average net assets:[5]
Net investment income	0.35%	0.71%	0.32%	0.06%	0.03%		0.00%[6]
Total expenses[7]	1.06%	1.06%	1.05%	1.04%	1.04%		0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.04%	1.03%		0.91%

Portfolio turnover rate	33%	28%	27%	58%	46%		67%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.06%
Year Ended December 31, 2012	1.06%
Year Ended December 30, 2011	1.05%
Year Ended December 31, 2010	1.04%
Year Ended December 31, 2009	1.04%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statements.

12      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS     Unaudited

1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $92,201,391 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $196,818. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$17,161,220
2017	180,633,172

Total	$197,794,392

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $108,554,742 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the

13      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

1. Significant Accounting Policies (Continued)

current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $89,239,650 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$643,803,226

Gross unrealized appreciation	$289,180,904
Gross unrealized depreciation	(6,531,535)

Net unrealized appreciation	$282,649,369

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

14      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the

15      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$166,756,849	$—	$—	$166,756,849
Consumer Staples	67,203,227	28,575,360	—	95,778,587
Energy	57,886,939	—	—	57,886,939
Financials	41,166,797	—	—	41,166,797
Health Care	116,142,887	29,469,302	—	145,612,189
Industrials	119,347,227	—	—	119,347,227
Information Technology	244,744,891	—	—	244,744,891
Materials	41,878,715	—	—	41,878,715
Investment Company	13,280,401	—	—	13,280,401

Total Assets	$868,407,933	$58,044,662	$—	$926,452,595

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(14,421,812)	$14,421,812

Total Assets	$(14,421,812)	$14,421,812

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	157,092	$7,553,544	816,576	$35,841,126
Dividends and/or distributions reinvested	117,415	5,856,634	89,832	3,878,051
Redeemed	(1,214,297)	(58,626,896)	(4,220,005)	(184,371,463)

Net decrease	(939,790)	$(45,216,718)	(3,313,597)	$(144,652,286)

Service Shares
Sold	118,487	$5,615,620	333,716	$14,458,725
Dividends and/or distributions reinvested	56,519	2,798,285	35,098	1,503,957
Redeemed	(925,022)	(44,506,535)	(1,685,918)	(73,492,848)

Net decrease	(750,016)	$(36,092,630)	(1,317,104)	$(57,530,166)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$312,575,534	$401,124,565

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $14,475 and $3,141 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $3,904 for IMMF management fees.

17      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS     Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO

STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

OPPENHEIMER CAPITAL APPRECIATION FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Michael Kotlarz, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer	Shareholder Services, Inc.
Agent	DBA OppenheimerFunds Services

Independent	KPMG LLP
Registered
Public
Accounting
Firm

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

Oppenheimer Core Bond Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

  Portfolio Managers: Krishna Memani and

  Peter A. Strzalkowski, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[1]
Non-Service Shares	-1.89%
Service Shares	-2.05

Average Annual Total Returns

For the Periods Ended 6/28/131

	1-Year	5-Year	10-Year
Non-Service Shares	3.11%	-2.44%	0.52%
Service Shares	2.99%	-2.67%	0.27%

The performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

CORPORATE BONDS & NOTES—TOP TEN INDUSTRIES

Oil, Gas & Consumable Fuels	6.0%

Commercial Banks	3.7

Capital Markets	3.1

Insurance	2.6

Diversified Financial Services	2.5

Diversified Telecommunication Services	2.1

Media	1.8

Electric Utilities	1.6

Real Estate Investment Trusts (REITs)	1.5

Automobiles	1.3

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL

AAA	41.6%

AA	5.8

A	10.5

BBB	28.1

BB	7.7

B	0.8

CCC	3.4

CC	0.3

D	1.8

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of June 28, 2013, and are subject to change. Except for securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, but may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.

2        OPPENHEIMER CORE BOND FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares returned -1.89% during the period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index, the Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, which returned -2.44%, -3.60% and -2.45%, respectively. The bulk of the Fund’s declines occurred late in the period after the Federal Reserve (the “Fed”) discussed the potential tapering of its quantitative easing program.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Early in the reporting period, the highly accommodative policies of central banks throughout the world and positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and resulted in a rally in risk markets. The continuation of the Bank of Japan’s massive asset purchase program “Abe-nomics” was a major driving force as Japanese investors were pushed out on the risk curve away from Japanese government bonds (JGBs) and into riskier assets. At the end of May, market volatility picked up measurably as comments from Fed Chairman Ben Bernanke at a Congressional hearing surprised the market when he indicated a possible slowdown of the central bank’s asset purchase program if the economy continued to show improvement. Additionally, fears began to creep into the market about a possible slowdown in the word’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling, although investment grade credit was certainly not immune. Simultaneously, the intermediate and long-end of the U.S. Treasury curve steepened quite dramatically as investors began to price in the likelihood of higher interest rates in the future. The volatility continued through June as the Federal Open Market Committee (FOMC) issued a statement indicating again that if the U.S. economy continued to improve the Fed would begin to slow down its $85 billion a month purchases of U.S. Treasuries and mortgage-backed securities.

FUND REVIEW

The Fund maintained a significant underweight position to government bonds, and instead sourced its exposure through corporate bonds, mortgages and structured products. This positioning drove the Fund’s outperformance over the first half of the period, but resulted in declines later on. The Fund performed positively over the first half of the period as credit markets in the U.S. rallied on the back of positive economic data, despite the Cyprus banking crisis, deteriorating conditions in the Eurozone and moderating growth in emerging markets. Our exposure to corporate bonds benefited as corporate bond performance versus Treasuries was strong. During this time, an overweight to financials drove much of the positive performance among our corporate bonds, as the sector is a perceived safe haven from leveraged buyout (“LBO”) activity, which picked up early in the period. Specifically, our allocations to large cap banks and multi-line insurance companies were helpful. The subordinated debt of banks was a positive as their spread relative to senior debt continued to narrow as bank profitability and capital metrics continue to improve. Investments in agency and non-agency mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”) and asset backed securities (“ABS”), also benefited performance over the first half of the period.

Beginning in May, fixed-income markets turned volatile after the Fed began to discuss tapering. The Fed’s comments resulted in spreads on the Barclays Credit Index widening out to levels last seen in October 2012. Before the Fed’s comments, we started reducing our position in MBS since we felt they were vulnerable to policy changes. While this limited the negative impact, MBS still detracted from performance, as did CMBS and ABS. Over the second half of the period, the Fund benefited from an overweight position in junior capital instruments within the financial sector. The Fund was negatively impacted by two positions in the tobacco sector, as this higher beta sector began to underperform amid the tumultuous environment. Additionally, our sector overweight to pharmaceuticals detracted from Fund performance, although it is worth noting that security selection within the sector was in line with the sector’s overall performance during this time.

STRATEGY & OUTLOOK

Although it appears that all eyes remain firmly fixated on the Fed and its eventual asset purchase unwind and the perceived growth slowdown within the emerging markets, we believe there is reason for optimism. By historical standards central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. U.S. growth appears to be a surprising bright spot and we are even beginning to see early signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policy makers have the situation in hand and the probability of a hard landing is still quite low.

In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering near historic lows, we continue to favor higher-yielding investments to seek a carry, or yield advantage. Given current conditions, we believe the additional carry of the Fund is positioned to help returns even in the context of spreads remaining at their current levels.

3        OPPENHEIMER CORE BOND FUND/VA

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or it affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER CORE BOND FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$981.10	$3.65

Service shares	1,000.00	979.50	4.87

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.84	3.72

Service shares	1,000.00	1,019.62	4.96

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.75%
Service shares	1.00

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    June 28, 2013* / Unaudited

	Principal Amount	Value
Asset-Backed Securities—15.3%
Auto Loan—14.9%
Ally Master Owner Trust, Series 2012-2, Cl. A, 0.693%, 3/15/16[1]	$ 515,000	$ 513,853
American Credit Acceptance Receivables Trust:
Series 2012-2, Cl. A, 1.89%, 7/15/16[2]	303,340	304,198
Series 2012-3, Cl. A, 1.64%, 11/15/16[2]	132,577	132,425
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]	90,000	89,465
AmeriCredit Automobile Receivables Trust:
Series 2010-2, Cl. C, 4.52%, 10/8/15	430,000	437,185
Series 2010-2, Cl. D, 6.24%, 6/8/16	275,000	290,884
Series 2011-1, Cl. D, 4.26%, 2/8/17	120,000	125,563
Series 2011-2, Cl. D, 4.00%, 5/8/17	525,000	545,536
Series 2011-4, Cl. D, 4.08%, 9/8/17	650,000	675,687
Series 2011-5, Cl. D, 5.05%, 12/8/17	435,000	463,091
Series 2012-1, Cl. D, 4.72%, 3/8/18	845,000	896,295
Series 2012-2, Cl. B, 1.78%, 3/8/17	345,000	348,574
Series 2012-2, Cl. D, 3.38%, 4/9/18	695,000	710,078
Series 2012-4, Cl. D, 2.68%, 10/9/18	75,000	74,525
Series 2012-5, Cl. C, 1.69%, 11/8/18	255,000	251,097
Series 2012-5, Cl. D, 2.35%, 12/10/18	365,000	359,845
Series 2013-1, Cl. C, 1.57%, 1/8/19	420,000	409,099
Series 2013-1, Cl. D, 2.09%, 2/8/19	295,000	284,990
Series 2013-2, Cl. D, 2.42%, 5/8/19	445,000	434,094
Series 2013-3, Cl. D, 3.00%, 7/8/19	290,000	286,803
Avis Budget Rental Car Funding AESOP LLC:
Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]	455,000	462,603
Series 2011-3A, Cl. B, 4.74%, 11/20/17[2]	200,000	213,043
Series 2012-1A, Cl. A, 2.054%, 8/20/16[2]	765,000	777,484
Capital Auto Receivables Asset Trust, Series 2013-1, Cl. D, 2.19%, 9/20/21	195,000	187,565
CarMax Auto Owner Trust, Series 2013-1, Cl. D, 1.99%, 8/15/19	145,000	142,378
Centre Point Funding LLC, Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]	59,980	62,582
CFC 2013-1 LLC, Series 2013-1A, Cl. A, 1.65%, 7/17/17[2]	161,866	161,391
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[2]	420,399	425,491
Series 2012-C, Cl. A, 1.82%, 12/16/19[2]	138,327	139,019
Credit Acceptance Auto Loan Trust:
Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]	260,000	262,933
Series 2012-2A, Cl. A, 1.52%, 3/16/20[2]	155,000	155,387
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]	80,000	80,260
Series 2013-1A, Cl. B, 1.83%, 4/15/21[2]	235,000	232,307
DT Auto Owner Trust:
Series 2010-1A, Cl. D, 5.92%, 9/15/16[2]	182,578	182,756
Series 2011-1A, Cl. C, 3.05%, 8/17/15[2]	128,059	128,322
Series 2011-2A, Cl. C, 3.05%, 2/16/16[2]	19,117	19,130
Series 2011-3A, Cl. C, 4.03%, 2/15/17[2]	435,000	438,406
Series 2012-1A, Cl. A, 1.05%, 1/15/15[2]	41,366	41,380
Series 2012-2A, Cl. C, 2.72%, 4/17/17[2]	100,000	100,938
Series 2012-2A, Cl. D, 4.35%, 3/15/19[2]	130,000	133,533
Series 2013-1A, Cl. D, 3.74%, 5/15/20[2]	175,000	174,633
Exeter Automobile Receivables Trust:
Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]	412,427	414,425
Series 2012-2A, Cl. A, 1.30%, 6/15/17[2]	167,441	167,645
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]	205,000	206,121
Series 2012-2A, Cl. C, 3.06%, 7/16/18[2]	35,000	35,095
Series 2013-1A, Cl. A, 1.29%, 10/16/17[2]	326,926	325,324
First Investors Auto Owner Trust, Series 2012-1A, Cl. D, 5.65%, 4/15/18[2]	155,000	163,428
Ford Credit Auto Owner Trust, Series 2013-A, Cl. D, 1.86%, 8/15/19	280,000	271,331
Ford Credit Floorplan Master Owner Trust A:
Series 2012-1, Cl. C, 1.693%, 1/15/16[1]	200,000	201,136
Series 2012-2, Cl. C, 2.86%, 1/15/19	295,000	306,345
Series 2013-3, Cl. D, 1.74%, 6/15/17	155,000	155,216
Prestige Auto Receivables Trust, Series 2011-1A, Cl. D, 5.18%, 7/16/18[2]	180,000	187,412

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust:
Series 2010-3, Cl. C, 3.06%, 11/15/17	$ 485,000	$ 496,773
Series 2010-B, Cl. C, 3.02%, 10/17/16[2]	461,564	467,066
Series 2011-1, Cl. D, 4.01%, 2/15/17	465,000	481,554
Series 2011-4, Cl. B, 2.90%, 5/16/16	180,000	183,134
Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	82,172	82,373
Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]	127,520	128,158
Series 2012-2, Cl. C, 3.20%, 2/15/18	295,000	303,945
Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	559,593
Series 2012-4, Cl. A3, 1.04%, 8/15/16	330,000	331,197
Series 2012-4, Cl. B, 1.83%, 3/15/17	175,000	176,788
Series 2012-4, Cl. D, 3.50%, 6/15/18	680,000	692,262
Series 2012-5, Cl. C, 2.70%, 8/15/18	30,000	30,210
Series 2012-5, Cl. D, 3.30%, 9/17/18	835,000	842,897
Series 2012-6, Cl. B, 1.33%, 5/15/17	560,000	562,636
Series 2012-6, Cl. D, 2.52%, 9/17/18	880,000	869,642
Series 2012-AA, Cl. D, 2.46%, 12/17/18[2]	75,000	73,506
Series 2013-1, Cl. C, 1.76%, 1/15/19	455,000	444,166
Series 2013-1, Cl. D, 2.27%, 1/15/19	240,000	232,750
Series 2013-2, Cl. D, 2.57%, 3/15/19	325,000	316,868
Series 2013-3, Cl. D, 2.42%, 4/15/19	215,000	207,992
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]	117,886	118,338
Series 2012-1A, Cl. C, 4.38%, 6/15/17[2]	165,000	169,429
Series 2013-1A, Cl. B, 2.09%, 7/16/18[2]	130,000	129,014
Series 2013-1A, Cl. C, 3.07%, 8/15/18[2]	145,000	143,449
United Auto Credit Securitization Trust:
Series 2012-1, Cl. A2, 1.10%, 3/16/15[2]	123,169	123,143
Series 2012-1, Cl. B, 1.87%, 9/15/15[2]	265,000	264,770
Series 2012-1, Cl. C, 2.52%, 3/15/16[2]	190,000	189,697
Series 2012-1, Cl. D, 3.12%, 3/15/18[2]	135,000	134,768
Series 2013-1, Cl. B, 1.74%, 4/15/16[2]	230,000	229,225
Series 2013-1, Cl. C, 2.22%, 12/15/17[2]	145,000	144,453
Series 2013-1, Cl. D, 2.90%, 12/15/17[2]	30,000	29,808
Westlake Automobile Receivables Trust, Series 2012-1A, Cl. A2, 1.03%, 3/15/16[2]	132,863	133,000
Wheels SPV LLC, Series 2012-1, Cl. A2, 1.19%, 3/20/21[2]	199,015	199,747
		24,080,657
Credit Card—0.1%
World Financial Network Credit Card Master Trust, Series 2012-B, Cl. A, 1.76%, 5/17/21	185,000	184,186
Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[2]	112,198	110,870
Receivables: Other—0.2%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Cl. D, 6.65%, 7/17/17	300,000	314,759
Total Asset-Backed Securities (Cost $24,723,414)		24,690,472

Mortgage-Backed Obligations—42.8%
Government Agency—29.4%
FHLMC/FNMA/FHLB/Sponsored—29.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	9,680	10,398
5.50%, 9/1/39	868,084	944,891
6.00%, 5/1/18-10/1/29	1,505,287	1,637,839
6.50%, 4/1/18-4/1/34	373,367	417,047
7.00%, 8/1/16-10/1/37	408,593	470,419
8.00%, 4/1/16	81,725	86,050
9.00%, 8/1/22-5/1/25	40,518	45,369
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	2,099	2,456
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 205, Cl. IO, 15.27%, 9/1/29[4]	13,977	2,733
Series 206, Cl. IO, 0% , 12/1/29[4,5]	184,504	28,328
Series 243, Cl. 6, 0%, 12/15/32[4,5]	172,969	28,307
Federal Home Loan Mortgage Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176, Cl. PO, 3.74%, 6/1/26[6]	71,940	66,579

6        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	$ 9,422	$ 10,509
Series 1674, Cl. Z, 6.75%, 2/15/24	32,093	36,166
Series 2034, Cl. Z, 6.50%, 2/15/28	4,018	4,530
Series 2042, Cl. N, 6.50%, 3/15/28	9,881	11,192
Series 2043, Cl. ZP, 6.50%, 4/15/28	466,377	530,960
Series 2046, Cl. G, 6.50%, 4/15/28	29,471	33,241
Series 2053, Cl. Z, 6.50%, 4/15/28	5,057	5,702
Series 2066, Cl. Z, 6.50%, 6/15/28	507,162	567,976
Series 2195, Cl. LH, 6.50%, 10/15/29	391,717	442,703
Series 2220, Cl. PD, 8.00%, 3/15/30	2,150	2,523
Series 2326, Cl. ZP, 6.50%, 6/15/31	106,391	120,973
Series 2461, Cl. PZ, 6.50%, 6/15/32	506,236	574,896
Series 2470, Cl. LF, 1.193%, 2/15/32[1]	3,945	4,035
Series 2500, Cl. FD, 0.693%, 3/15/32[1]	109,346	110,509
Series 2526, Cl. FE, 0.593%, 6/15/29[1]	144,292	145,218
Series 2538, Cl. F, 0.793%, 12/15/32[1]	443,555	448,299
Series 2551, Cl. FD, 0.593%, 1/15/33[1]	92,925	93,573
Series 2936, Cl. PE, 5.00%, 2/15/35	69,000	75,461
Series 3025, Cl. SJ, 24.044%, 8/15/35[1]	43,066	63,996
Series 3030, Cl. FL, 0.593%, 9/15/35[1]	6,251	6,296
Series 3822, Cl. JA, 5.00%, 6/15/40	25,615	26,879
Series 3848, Cl. WL, 4.00%, 4/15/40	44,580	47,248
Federal Home Loan Mortgage Corp., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 56.76%, 7/17/28[4]	2,885	641
Series 2079, Cl. S, 66.46%, 7/17/28[4]	5,274	1,215
Series 2130, Cl. SC, 54.32%, 3/15/29[4]	203,510	44,798
Series 2526, Cl. SE, 32.95%, 6/15/29[4]	6,516	1,528
Series 2796, Cl. SD, 55.09%, 7/15/26[4]	318,576	62,712
Series 2802, Cl. AS, 0%, 4/15/33[4,7]	63,183	2,253
Series 2819, Cl. S, 47.29%, 6/15/34[4]	65,078	13,601
Series 2920, Cl. S, 56.44%, 1/15/35[4]	1,215,774	239,231
Series 2922, Cl. SE, 8.62%, 2/15/35[4]	146,273	26,016
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	62,861	10,890
Series 3201, Cl. SG, 6.31%, 8/15/36[4]	346,436	67,938
Series 3397, Cl. GS, 16.715%, 12/15/37[4]	31,091	5,663
Series 3424, Cl. EI, 0%, 4/15/38[4,5]	58,274	9,232
Series 3450, Cl. BI, 13.26%, 5/15/38[4]	778,778	145,129
Series 3606, Cl. SN, 5.38%, 12/15/39[4]	206,665	30,591
Series 3662, Cl. SM, 10.08%, 10/15/32[4]	714,546	79,325
Series 3736, Cl. SN, 10.267%, 10/15/40[4]	1,611,296	233,290
Federal National Mortgage Assn. Pool:
2.50%, 6/18/27[8]	2,250,000	2,263,711
2.715%, 10/1/36[1]	138,458	147,415
3.00%, 7/1/27-8/1/43[8]	4,745,000	4,709,474
3.50%, 7/17/27-8/1/43[8]	5,000,000	5,096,176
4.00%, 7/1/41[8]	6,095,000	6,349,275
4.50%, 7/1/22-7/1/39[8]	7,675,000	8,124,135
5.00%, 2/1/22-7/1/22	7,563	8,123
5.00%, 7/1/37[8]	685,000	737,285
5.50%, 2/1/35-5/1/36	391,501	428,541
6.00%, 7/1/37[8]	160,000	174,025
6.50%, 5/1/17-1/1/34	585,250	625,789
7.00%, 11/1/17-7/1/35	256,562	287,311
7.50%, 1/1/33	8,428	10,019
8.50%, 7/1/32	15,868	18,544
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 44.92%, 5/1/23[4]	5,091	826
Series 222, Cl. 2, 24.28%, 6/1/23[4]	531,854	80,643
Series 252, Cl. 2, 43.20%, 11/1/23[4]	493,522	86,009
Series 294, Cl. 2, 14.887%, 2/1/28[4]	54,135	7,219
Series 301, Cl. 2, 2.64%, 4/1/29[4]	5,206	898
Series 303, Cl. IO, 10.72%, 11/1/29[4]	89,057	14,103
Series 320, Cl. 2, 9.45%, 4/1/32[4]	372,189	54,200
Series 321, Cl. 2, 3.01%, 4/1/32[4]	1,089,341	186,993

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Series 324, Cl. 2, 1.02%, 7/1/32[4]	$ 10,918	$ 1,847
Series 331, Cl. 5, 0%, 2/1/33[4,5]	15,773	3,183
Series 331, Cl. 9, 5.86%, 2/1/33[4]	320,016	56,028
Series 334, Cl. 12, 0%, 3/1/33[4,5]	27,470	5,652
Series 334, Cl. 17, 13.17%, 2/1/33[4]	222,087	40,773
Series 339, Cl. 12, 0%, 6/25/33[4,5]	394,066	67,698
Series 339, Cl. 7, 0%, 8/1/33[4,5]	847,410	134,332
Series 343, Cl. 13, 0%, 9/1/33[4,5]	365,972	57,263
Series 343, Cl. 18, 0%, 5/1/34[4,5]	99,717	17,355
Series 345, Cl. 9, 0%, 1/1/34[4,5]	259,938	40,112
Series 351, Cl. 10, 0%, 4/1/34[4,5]	134,609	20,762
Series 351, Cl. 8, 0%, 4/1/34[4,5]	219,349	34,015
Series 356, Cl. 10, 0%, 6/1/35[4,5]	164,763	25,277
Series 356, Cl. 12, 0%, 2/1/35[4,5]	81,493	12,599
Series 362, Cl. 13, 0%, 8/1/35[4,5]	307,568	49,095
Series 364, Cl. 15, 0%, 9/1/35[4,5]	16,165	2,298
Series 364, Cl. 16, 0%, 9/1/35[4,5]	329,702	53,161
Series 365, Cl. 16, 0%, 3/1/36[4,5]	524,128	80,124
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1989-17, Cl. E, 10.40%, 4/25/19	1,669	1,709
Series 1993-87, Cl. Z, 6.50%, 6/25/23	371,992	420,234
Series 1998-58, Cl. PC, 6.50%, 10/25/28	278,472	315,367
Series 1998-61, Cl. PL, 6.00%, 11/25/28	137,680	153,990
Series 1999-54, Cl. LH, 6.50%, 11/25/29	234,253	262,074
Series 2001-44, Cl. QC, 6.00%, 9/25/16	10,249	10,830
Series 2001-51, Cl. OD, 6.50%, 10/25/31	18,296	20,392
Series 2001-74, Cl. QE, 6.00%, 12/25/31	364,596	408,621
Series 2002-12, Cl. PG, 6.00%, 3/25/17	5,427	5,813
Series 2003-28, Cl. KG, 5.50%, 4/25/23	3,062,253	3,365,128
Series 2004-101, Cl. BG, 5.00%, 1/25/20	683,985	725,714
Series 2005-73, Cl. DF, 0.443%, 8/25/35[1]	21,501	21,551
Series 2006-11, Cl. PS, 23.859%, 3/25/36[1]	207,014	289,007
Series 2006-46, Cl. SW, 23.492%, 6/25/36[1]	157,152	229,954
Series 2006-50, Cl. KS, 23.492%, 6/25/36[1]	230,863	359,387
Series 2007-109, Cl. NF, 0.743%, 12/25/37[1]	105,213	106,606
Series 2007-42, Cl. A, 6.00%, 2/25/33	72,596	73,163
Series 2009-36, Cl. FA, 1.133%, 6/25/37[1]	267,304	271,209
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 28.79%, 11/18/31[4]	13,805	2,683
Series 2001-63, Cl. SD, 30.14%, 12/18/31[4]	4,856	1,053
Series 2001-65, Cl. S, 28.219%, 11/25/31[4]	346,360	74,692
Series 2001-68, Cl. SC, 20.52%, 11/25/31[4]	3,141	746
Series 2001-81, Cl. S, 28.72%, 1/25/32[4]	99,440	20,660
Series 2002-28, Cl. SA, 38.04%, 4/25/32[4]	3,172	615
Series 2002-38, Cl. SO, 47.557%, 4/25/32[4]	8,262	1,525
Series 2002-39, Cl. SD, 38.65%, 3/18/32[4]	5,463	1,238
Series 2002-47, Cl. NS, 34.398%, 4/25/32[4]	315,610	63,694
Series 2002-48, Cl. S, 33.60%, 7/25/32[4]	5,009	995
Series 2002-51, Cl. S, 34.616%, 8/25/32[4]	289,731	57,992
Series 2002-52, Cl. SD, 36.66%, 9/25/32[4]	384,524	87,305
Series 2002-52, Cl. SL, 36.21%, 9/25/32[4]	3,278	656
Series 2002-53, Cl. SK, 33.82%, 4/25/32[4]	19,036	4,392
Series 2002-56, Cl. SN, 35.36%, 7/25/32[4]	6,829	1,357
Series 2002-60, Cl. SM, 29.90%, 8/25/32[4]	47,136	8,228
Series 2002-7, Cl. SK, 26.38%, 1/25/32[4]	21,298	3,807
Series 2002-77, Cl. BS, 24.59%, 12/18/32[4]	29,328	6,512
Series 2002-77, Cl. IS, 43.14%, 12/18/32[4]	14,077	3,313
Series 2002-77, Cl. SA, 24.15%, 12/18/32[4]	45,074	8,446
Series 2002-77, Cl. SH, 36.16%, 12/18/32[4]	146,568	34,835
Series 2002-84, Cl. SA, 34.38%, 12/25/32[4]	350,188	66,855
Series 2002-9, Cl. MS, 29.65%, 3/25/32[4]	5,367	1,334
Series 2002-90, Cl. SN, 31.00%, 8/25/32[4]	24,249	4,233
Series 2002-90, Cl. SY, 36.62%, 9/25/32[4]	17,526	3,264
Series 2003-26, Cl. DI, 9.04%, 4/25/33[4]	14,024	2,481

7        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Continued
Series 2003-33, Cl. SP, 28.75%, 5/25/33[4]	$ 358,957	$ 89,627
Series 2003-4, Cl. S, 30.52%, 2/25/33[4]	236,230	46,202
Series 2004-54, Cl. DS, 41.32%, 11/25/30[4]	267,307	47,155
Series 2005-12, Cl. SC, 11.31%, 3/25/35[4]	72,409	14,115
Series 2005-14, Cl. SE, 41.28%, 3/25/35[4]	219,750	37,271
Series 2005-40, Cl. SA, 50.78%, 5/25/35[4]	626,928	113,344
Series 2005-40, Cl. SB, 55.71%, 5/25/35[4]	28,185	4,855
Series 2005-52, Cl. JH, 7.373%, 5/25/35[4]	141,257	29,030
Series 2005-71, Cl. SA, 57.20%, 8/25/25[4]	685,041	96,334
Series 2005-93, Cl. SI, 11.88%, 10/25/35[4]	511,180	90,089
Series 2007-75, Cl. BI, 5.75%, 8/25/37[4]	1,286,982	234,850
Series 2008-46, Cl. EI, 15.66%, 6/25/38[4]	796,915	119,017
Series 2008-55, Cl. SA, 16.59%, 7/25/38[4]	60,700	6,287
Series 2009-8, Cl. BS, 0%, 2/25/24[4,5]	309,061	26,873
Series 2012-40, Cl. PI, 0%, 4/25/41[4,5]	232,656	46,562
Federal National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.43%, 9/25/23[6]	167,318	155,499
		46,850,412
GNMA/Guaranteed—0.3%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	15,192	17,627
8.50%, 8/15/17-12/15/17	55,619	59,243
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB, 56.68%, 7/16/28[4]	11,774	2,759
Series 2001-21, Cl. SB, 69.98%, 1/16/27[4]	413,241	83,212
Series 2002-15, Cl. SM, 64.76%, 2/16/32[4]	422,579	91,277
Series 2007-17, Cl. AI, 18.23%, 4/16/37[4]	130,335	24,885
Series 2011-52, Cl. HS, 10.50%, 4/16/41[4]	858,888	203,170
Government National Mortgage Assn., Real Estate Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	58,696	69,314
Series 2000-7, Cl. Z, 8.00%, 1/16/30	23,055	26,901
		578,388
Non-Agency—13.4%
Commercial—8.4%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1997-D4, Cl. PS1, 11.85%, 4/14/29[1,4]	1,869,613	93,502
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-6, Cl. AM, 5.39%, 10/10/45	425,000	452,177
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0%, 6/22/24[1,3,4,5]	1,922,800	93,446
CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	79,365	79,974
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.339%, 12/10/49[1]	410,000	452,301
Series 20113-GCJ11, 4.459%, 4/10/23[2]	160,000	134,545
Commercial Mortgage Trust:
Series 2012-CR4, Cl. D, 4.731%, 10/15/45[1,2]	50,000	42,914
Series 2012-CR5, Cl. E, 4.479%, 12/10/45[1,2]	75,000	62,989
Series 2013-CR7, Cl. D, 4.501%, 3/10/46[1,2]	175,000	143,528
Commercial Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0%, 7/10/46[1,2,4,5]	4,075,219	201,004
Series 2012-CR5, Cl. XA, 2.609%, 12/10/45[1,4]	2,818,845	318,243

	Principal Amount	Value
Commercial (Continued)
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2006-J2, Cl. A7, 6%, 4/25/36	$ 10,862	$ 10,063
Countrywide Home Loans:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	48,816	48,867
Series 2007-J3, Cl. A9, 6.00%, 7/25/37	202,573	166,075
Credit Suisse Commercial Mortgage Trust:
Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	327,294	247,422
Series 2006-C1, Cl. AJ, 5.569%, 2/15/39[1]	275,000	294,039
Credit Suisse First Boston Mortgage Securities Corp., Collateralized Mtg. Obligations, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[1]	410,000	434,072
DBUBS Mortgage Trust, Collateralized Mtg. Obligations, Series 2011-LC1A, Cl. E, 5.728%, 11/10/46[1,2]	75,000	72,198
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	400,577	407,885
Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[1]	323,083	235,166
Series 2005-FA9, Cl. A4A, 5.50%, 12/25/35	19,042	16,754
Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	248,890	191,484
Series 2007-FA4, Cl. 1A6, 6.25%, 8/25/37[1]	366,322	314,110
FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.742%, 11/25/45[1,2]	90,000	71,236
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,2]	60,000	47,277
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	95,000	73,777
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	95,000	74,114
Series 2013-K712, Cl. C, 3.483%, 5/25/45[1,2]	160,000	137,048
GE Capital Commercial Mortgage Corp., Collateralized Mtg. Obligations, Series 2005-C4, Cl. AJ, 5.471%, 11/10/45[1]	380,000	367,036
GS Mortgage Securities Trust:
Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[1]	420,274	450,495
Series 2011-GC3, Cl. A1, 2.331%, 3/10/44[2]	189,236	192,116
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR4, Cl. 6A1, 5.25%, 7/25/35[1]	258,116	254,244
IndyMac Index Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2005-AR23, Cl. 6A1, 4.814%, 11/25/35[1]	513,079	422,226
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Cl. AJ, 5.623%, 5/12/45	415,000	378,013
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49[3]	463,774	471,105
Series 2011-C3, Cl. A1, 1.875%, 2/15/46[2]	198,855	200,377
JP Morgan Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	505,297	463,865
JPMorgan Resecuritization Trust, Collateralized Mtg. Obligations, Series 2009-5, Cl. 1A2, 2.613%, 7/26/36[1,2]	413,893	313,020
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1998-C1, Cl. IO, 0%, 2/18/30[1,4,5]	1,365,363	27,143
Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	93,460	82,072
Merrill Lynch Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[1]	425,000	459,316
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.82%, 11/15/45[1,2]	145,000	125,153
Series 2013-C7, Cl. D, 4.444%, 2/15/46[1,2]	175,000	145,895
Series 2013-C8, Cl. D, 4.312%, 12/15/48[1,2]	130,000	106,702
Morgan Stanley Capital I Trust:
Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	415,000	445,919
Series 2007-IQ15, Cl. AM, 6.09%, 6/11/49[1]	490,000	529,245
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.379%, 11/26/36[1,3]	485,601	273,217

8        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Commercial (Continued)
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1999-C1, Cl. X, 99.999%, 5/18/32[1,4]	$ 17,331,133	$ 9,341
Structured Adjustable Rate Mortgage Loan Trust:
Series 2006-4, Cl. 6A, 5.221%, 5/25/36[1]	305,459	254,374
Series 2007-6, Cl. 3A1, 4.627%, 7/25/37[1]	496,869	401,144
UBS-Barclays Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2012-C2, Cl. E, 5.05%, 5/10/63[1,2]	65,000	57,673
Wachovia Bank Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2006-C28, Cl. AM, 5.603%, 10/15/48[1]	450,000	488,354
WaMu Mortgage Pass-Through Certificates Trust, Collateralized Mtg. Obligations, Series 2005-AR14, Cl. 1A4, 2.514%, 12/25/35[1]	296,727	269,545
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[1]	91,075	84,368
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	393,497	410,404
Series 2007-AR3, Cl. A4, 5.696%, 4/25/37[1]	124,088	116,713
Series 2007-AR8, Cl. A1, 5.98%, 11/25/37[1]	351,508	309,359
WFRBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.61%, 12/15/45[1,2]	75,000	62,206
Series 2012-C7, Cl. E, 5.005%, 6/15/45[1,2]	120,000	104,650
Series 2012-C8, Cl. E, 5.042%, 8/15/45[1,2]	145,000	126,706
Series 2013-C11, Cl. D, 4.325%, 3/15/45[1,2]	74,000	60,008
		13,378,214
Multi-Family—1.0%
Citigroup Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-AR3, Cl. 1A2A, 5.531%, 6/25/36[1]	316,151	290,825
Countrywide Alternative Loan Trust:
Series 2005-86CB, Cl. A8, 5.50%, 2/25/36	84,557	78,623
Series 2005-J14, Cl. A7, 5.50%, 12/25/35	81,246	70,130
Series 2006-24CB, Cl. A12, 5.75%, 6/25/36	101,155	84,231
Countrywide Home Loans, Collateralized Mtg. Obligations, Series 2006-20, Cl. 1A17, 5.75%, 2/25/37	486,120	426,627
JP Morgan Mortgage Trust, Series 2007-A3, Cl. 3A2M, 4.925%, 5/25/37[1]	118,530	111,771
Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.641%, 3/25/36[1]	211,399	204,054
Series 2006-AR6, Cl. 3A1, 2.77%, 3/25/36[1]	420,052	398,777
		1,665,038
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. B, 66.76%, 10/23/17[4]	61	1
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Collateralized Mtg. Obligations, Series 1987-3, Cl. A, 24.42%, 10/23/17[6]	90	90
		91
Residential—4.0%
Banc of America Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-4, Cl. AM, 6.002%, 2/10/51[1]	470,000	510,096
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	307,273	268,600
Series 2007-C, Cl. 1A4, 5.419%, 5/20/36[1]	129,734	123,993
Banc of America Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-1, Cl. 1A24, 6%, 3/25/37	236,862	230,447
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.303%, 7/25/36[1]	244,978	235,896
CD Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-CD4, Cl. AMFX, 5.366%, 12/11/49[1]	100,000	101,230

	Principal Amount	Value
Residential (Continued)
Countrywide Home Loans:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	$ 232,817	$ 221,707
Series 2005-29, Cl. A1, 5.75%, 12/25/35	261,315	239,821
Series 2005-30, Cl. A5, 5.50%, 1/25/36	185,089	180,991
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	29,895	30,632
Series 2006-17, Cl. A2, 6.00%, 12/25/36	387,201	347,740
Series 2007-15, Cl. 1A29, 6.25%, 9/25/37	292,257	273,784
Countrywide Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2007-19, Cl. 1A34, 6%, 8/25/37	498,780	383,320
Countrywide Asset-Backed Certificates:
Series 2005-16, Cl. 2AF2, 5.148%, 5/25/36[1]	252,043	248,242
Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[1]	7,622	7,571
Credit Suisse Commercial Mortgage Trust, Collateralized Mtg. Obligations, Series 2007-3, Cl. 2A10, 6%, 4/25/37	297,356	257,359
GSR Mortgage Loan Trust, Collateralized Mtg. Obligations, Series 2006-5F, Cl. 2A1, 6%, 6/25/36	181,473	176,832
JP Morgan Alternative Loan Trust, Series 2006-S4, Cl. A6, 5.71%, 12/25/36[1]	450,560	420,575
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.293%, 8/25/36[1]	59,052	24,933
Merrill Lynch Mortgage Investors Trust, Series 2006-3, Cl. 2A1, 2.537%, 10/25/36[1]	37,331	35,200
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[3,9]	3,370,016	227,476
RALI Trust, Mtg. Pass-Through Certificates:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	112,618	115,482
Series 2006-QS13, Cl. 1A5, 6.00%, 9/25/36	43,505	33,689
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	1,525	1,181
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	18,877	14,897
Residential Asset Securitization Trust, Series 2005-A15, Cl. 1A4, 5.75%, 2/25/36	121,741	109,276
WaMu Mortgage Pass-Through Certificates Trust:
Series 2006-AR18, Cl. 3A1, 4.484%, 1/25/37[1]	200,346	171,757
Series 2007-HY1, Cl. 4A1, 2.553%, 2/25/37[1]	47,867	39,644
WaMu Mortgage-Pass Through Certificates Trust, Collateralized Mtg. Obligations, Series 2007-HY5, Cl. 3A1, 4.981%, 5/25/37[1]	618,029	596,001
Wells Fargo Alternative Loan Trust, Collateralized Mtg. Obligations, Series 2007-PA5, Cl. 1A1, 6.25%, 11/25/37	369,691	345,610
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	362,891	373,332
Series 2006-AR14, Cl. 1A2, 5.626%, 10/25/36[1]	287,270	270,643
		6,617,957
Total Mortgage-Backed Obligations (Cost $71,974,951)		69,090,100

Corporate Bonds and Notes—43.0%
Consumer Discretionary—5.9%
Auto Components—0.3%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21	420,000	448,350
Automobiles—1.3%
Daimler Finance North America LLC:
1.30% Sr. Unsec. Nts., 7/31/15[2]	406,000	407,050
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	237,000	336,457
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Unsub. Nts., 8/2/21	936,000	1,021,636
General Motors Financial Co., Inc., 4.25% Sr. Unsec. Nts., 5/15/23[2]	349,000	325,879
		2,091,022
Hotels, Restaurants & Leisure—0.4%
Brinker International, Inc.:
2.60% Sr. Unsec. Nts., 5/15/18	134,000	131,254
3.875% Sr. Unsec. Nts., 5/15/23	134,000	125,844
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19	261,000	315,507
		572,605

9        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	$ 446,000	$ 469,972
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[2]	460,000	438,150
		908,122
Media—1.8%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	292,000	413,684
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42	258,000	248,644
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42	138,000	123,666
Historic TW, Inc., 9.15% Debs., 2/1/23	61,000	82,924
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	297,000	315,592
10.00% Sr. Unsec. Nts., 7/15/17	458,000	483,282
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	473,000	456,445
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	162,000	180,704
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	257,000	303,923
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	135,000	125,151
		2,734,015
Multiline Retail—0.7%
Dollar General Corp., 4.125% Nts., 7/15/17	469,000	494,999
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	650,000	681,444
		1,176,443
Specialty Retail—0.3%
Rent-A-Center, Inc., 4.75% Sr. Unsec. Nts., 5/1/21[2]	435,000	414,337
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	371,000	397,434
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	446,000	430,390
		827,824
Consumer Staples—2.6%
Beverages—1.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	324,000	477,241
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13	469,000	473,227
Constellation Brands, Inc., 3.75% Sr. Unsec. Nts., 5/1/21	423,000	397,091
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]	433,000	454,394
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Unsub. Nts., 1/15/42[2]	206,000	205,842
		2,007,795
Food & Staples Retailing—0.4%
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	215,000	205,131
Safeway, Inc., 5.625% Sr. Unsec. Nts., 8/15/14	385,000	404,086
Wal-Mart Stores, Inc., 4% Sr. Unsec. Unsub. Nts., 4/11/43	201,000	184,133
		793,350
Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.10% Sr. Unsec. Unsub. Nts., 7/15/15	332,000	357,072
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	61,000	62,892
8.50% Sr. Unsec. Nts., 6/15/19	289,000	356,972
		776,936
Personal Products—0.2%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	376,000	380,459

Tobacco—0.4%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	227,000	342,933

	Principal Amount	Value
Tobacco (Continued)
Lorillard Tobacco Co., 3.75% Sr. Unsec. Nts., 5/20/23	$ 413,000	$ 381,618
		724,551
Energy—6.9%
Energy Equipment & Services—0.9%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	471,000	500,640
Noble Holding International Ltd., 7.375% Sr. Unsec. Nts., 3/15/14	403,000	420,571
Rowan Cos., Inc., 4.875% Sr. Unsec. Unsub. Nts., 6/1/22	318,000	328,537
Weatherford International Ltd. Bermuda, 4.50% Sr. Unsec. Unsub. Nts., 4/15/22	224,000	221,734
		1,471,482
Oil, Gas & Consumable Fuels—6.0%
Anadarko Petroleum Corp.:
6.20% Sr. Unsec. Nts., 3/15/40	163,000	183,691
7.625% Sr. Unsec. Nts., 3/15/14	316,000	330,713
Apache Corp., 4.25% Sr. Unsec. Unsub. Nts., 1/15/44	110,000	98,655
Buckeye Partners LP, 4.15% Sr. Unsec. Nts., 7/1/23	235,000	228,966
Canadian Oil Sands Ltd.:
5.80% Sr. Unsec. Nts., 8/15/13[2]	457,000	459,494
6.00% Sr. Unsec. Nts., 4/1/42[2]	182,000	188,214
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	388,000	403,520
CNOOC Finance 2013 Ltd., 4.25% Sr. Unsec. Unsub. Nts., 5/9/43	147,000	123,885
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	405,000	400,950
Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[2]	428,000	416,765
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21	692,000	773,310
DCP Midstream LLC, 5.85% Jr. Sub. Nts., 5/21/43[1,2]	422,000	407,230
DCP Midstream Operating LP:
2.50% Sr. Unsec. Unsub. Nts., 12/1/17	415,000	409,930
3.875% Sr. Unsec. Nts., 3/15/23	214,000	200,987
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Unsub. Nts., 11/1/42	318,000	283,580
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14	326,000	345,274
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14	219,000	227,682
Energy Transfer Partners LP:
4.65% Sr. Unsec. Unsub. Nts., 6/1/21	345,000	357,447
5.20% Sr. Unsec. Unsub. Nts., 2/1/22	136,000	144,097
8.50% Sr. Unsec. Nts., 4/15/14	324,000	342,817
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22	402,000	376,077
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21	418,000	432,630
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]	420,000	440,475
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]	471,000	468,645
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22	232,000	231,305
Talisman Energy, Inc.:
5.125% Sr. Unsec. Nts., 5/15/15	315,000	336,738
6.25% Sr. Unsec. Unsub. Nts., 2/1/38	121,000	130,493
Williams Cos., Inc. (The), 3.70% Sr. Unsec. Unsub. Nts., 1/15/23	222,000	206,542
Woodside Finance Ltd.:
4.60% Sr. Unsec. Unsub. Nts., 5/10/21[2]	354,000	372,794
5.00% Sr. Unsec. Nts., 11/15/13[2]	405,000	410,951
		9,733,857

10        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Financials—13.7%
Capital Markets—3.1%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]	$ 575,000	$ 673,281
Carlyle Holdings II Finance LLC, 5.625% Sr. Sec. Nts., 3/30/43[2]	209,000	198,446
Deutsche Bank AG, 4.296% Sub. Nts., 5/24/28[1]	423,000	391,113
Goldman Sachs Capital I, 6.345% Sub. Nts., 2/15/34	477,000	459,985
Goldman Sachs Group, Inc. (The), 6.25% Sr. Unsec. Nts., 2/1/41	443,000	503,272
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]	672,000	711,809
Morgan Stanley, 6.375% Sr. Unsec. Nts., 7/24/42	271,000	303,703
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	821,000	812,329
Raymond James Financial, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/24	417,000	439,823
UBS AG (Stamford, CT), 2.25% Sr. Unsec. Nts., 8/12/13	188,000	188,380
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[1,10]	488,000	504,470
		5,186,611
Commercial Banks—3.7%
Amsouth Bank NA, 5.20% Sub. Nts., 4/1/15	419,000	434,894
Barclays Bank plc, 5.14% Sub. Nts., 10/14/20	399,000	403,540
BPCE SA, 1.70% Sr. Unsec. Nts., 4/25/16	684,000	679,514
Fifth Third Capital Trust IV, 6.50% Jr. Sub. Nts., 4/15/37[1]	845,000	845,000
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[1]	1,090,000	1,101,445
LBG Capital No. 1 plc, 7.875% Unsec. Sub. Nts., 11/1/20[2]	374,000	389,708
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]	377,000	402,333
PNC Financial Services Group, Inc. (The), 4.85% Jr. Sub. Perpetual Bonds[1,10]	441,000	412,335
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U1,10	500,000	452,500
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K1,10	528,000	597,630
		5,718,899
Consumer Finance—0.3%
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22	481,000	452,314
Diversified Financial Services—2.5%
Bank of America Corp., 5.20% Jr. Sub. Perpetual Bonds[1,10]	423,000	399,735
Citigroup, Inc.:
3.375% Sr. Unsec. Unsub. Nts., 3/1/23	327,000	313,260
Series D, 5.95% Jr. Sub. Perpetual Bonds[1,10]	438,000	436,401
ING US, Inc.:
5.50% Sr. Unsec. Nts., 7/15/22[2]	260,000	276,922
5.65% Unsec. Sub. Nts., 5/15/53[1,2]	350,000	329,875
Jefferies Group LLC, 5.125% Sr. Unsec. Nts., 1/20/23	228,000	226,539
JPMorgan Chase & Co.:
Series 1, 7.90% Jr. Sub. Perpetual Bonds[1,10]	792,000	895,868
Series Q, 5.15% Jr. Sub. Perpetual Bonds[1,10]	120,000	114,900
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Nts., 5/14/38	354,000	406,474
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[1,2,10]	667,000	670,335
		4,070,309
Insurance—2.6%
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	368,000	414,669
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	260,000	294,553
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[2]	425,000	446,976

	Principal Amount	Value
Insurance (Continued)
Liberty Mutual Group, Inc., 4.25% Sr. Unsec. Nts., 6/15/23[2]	$ 332,000	$ 321,238
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[1]	748,000	736,541
Marsh & McLennan Cos., Inc., 5.375% Sr. Unsec. Nts., 7/15/14	101,000	105,495
Prudential Financial, Inc., 5.20% Jr. Sub. Nts., 3/15/44[1]	300,000	284,625
QBE Insurance Group Ltd., 2.40% Sr. Unsec. Nts., 5/1/18[2]	511,000	501,333
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,10]	756,000	784,350
		3,889,780
Real Estate Investment Trusts (REITs)—1.5%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	156,748
7.00% Sr. Unsec. Nts., 10/15/17	413,000	478,807
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20[2]	165,000	161,700
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15	411,000	425,692
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23	297,000	272,792
National Retail Properties, Inc., 6.25% Sr. Unsec. Nts., 6/15/14	332,000	347,485
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]	408,000	433,487
		2,276,711
Health Care—1.4%
Biotechnology—0.7%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22	403,000	403,422
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22	504,000	478,656
Gilead Sciences, Inc., 5.65% Sr. Unsec. Unsub. Nts., 12/1/41	232,000	259,258
		1,141,336
Health Care Providers & Services—0.4%
Cardinal Health, Inc.:
1.70% Sr. Unsec. Nts., 3/15/18	148,000	143,702
3.20% Sr. Unsec. Nts., 3/15/23	223,000	208,408
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	237,000	278,454
		630,564
Pharmaceuticals—0.3%
Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[2]	145,000	143,445
Zoetis, Inc.:
1.875% Sr. Unsec. Nts., 2/1/18[2]	151,000	147,929
4.70% Sr. Unsec. Nts., 2/1/43[2]	225,000	211,163
		502,537
Industrials—3.5%
Aerospace & Defense—0.5%
B/E Aerospace, Inc., 5.25% Sr. Unsec. Nts., 4/1/22	325,000	325,000
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	448,000	483,840
		808,840
Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22	333,000	323,109
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	475,000	484,500
Industrial Conglomerates—0.9%
General Electric Capital Corp.:
5.25% Jr. Sub. Perpetual Bonds[1,10]	440,000	421,300
6.375% Unsec. Sub. Nts., 11/15/67[1]	934,000	973,695
		1,394,995

11        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Machinery—0.6%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	$ 489,000	$ 523,230
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23[2]	339,000	337,347
National Rural Utilities Cooperative Finance Corp., 4.75% Sr. Unsec. Sub. Nts., 4/30/43[1]	223,000	217,425
		1,078,002
Professional Services—0.2%
Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20[2]	405,000	390,825
Road & Rail—0.5%
Kansas City Southern Railway, 4.30% Sr. Unsec. Nts., 5/15/43[2]	170,000	153,951
Penske Truck Leasing Co. LP/PTL Finance Corp.:
2.50% Sr. Unsec. Nts., 7/11/14[2]	442,000	448,413
4.25% Sr. Unsec. Nts., 1/17/23[2]	230,000	227,673
		830,037
Trading Companies & Distributors—0.3%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	405,000	411,075
Information Technology—1.8%
Computers & Peripherals—0.7%
Apple, Inc., 3.85% Sr. Unsec. Unsub. Nts., 5/4/43	109,000	97,343
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16	749,000	763,875
4.75% Sr. Unsec. Nts., 6/2/14	214,000	220,737
		1,081,955
Electronic Equipment, Instruments, & Components—0.7%
Amphenol Corp., 4.75% Sr. Unsec. Nts., 11/15/14	124,000	129,977
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	527,000	540,872
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22	500,000	498,647
		1,169,496
IT Services—0.1%
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23	207,000	187,222
Office Electronics—0.3%
Xerox Corp., 4.25% Sr. Unsec. Nts., 2/15/15	391,000	408,597
Materials—2.7%
Chemicals—0.6%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	80,000	87,229
CF Industries, Inc., 4.95% Sr. Unsec. Nts., 6/1/43	172,000	164,123
Dow Chemical Co., 8.55% Sr. Unsec. Nts., 5/15/19	252,000	321,778
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	161,000	153,116
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	227,000	212,066
Sherwin-Williams Co., 4% Sr. Unsec. Unsub. Nts., 12/15/42	236,000	214,165
		1,152,477
Containers & Packaging—0.6%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	446,000	474,990
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20	432,000	423,158
		898,148
Metals & Mining—1.2%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21	260,000	276,503
Carpenter Technology Corp., 4.45% Sr. Unsec. Unsub. Nts., 3/1/23	145,000	141,535
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18	392,000	374,775
Freeport-McMoRan Copper & Gold, Inc., 3.875% Sr. Unsec.
Nts., 3/15/23[2]	425,000	385,197

	Principal Amount	Value
Metals & Mining (Continued)
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$ 245,000	$ 258,892
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	463,000	504,408
		1,941,310

Paper & Forest Products—0.3%
Georgia-Pacific LLC, 3.734% Sr. Unsec. Nts., 7/15/23[2]	306,000	298,064
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41	202,000	215,850
		513,914
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.1%
AT&T, Inc., 6.30% Sr. Unsec. Unsub. Nts., 1/15/38	522,000	582,780
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	264,000	398,727
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	437,000	443,555
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	429,000	475,117
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Unsub. Nts., 4/1/21[2]	445,000	454,456
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	386,000	393,952
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	283,000	312,380
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	314,000	367,178
		3,428,145
Wireless Telecommunication Services—0.4%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	334,000	286,631
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.849% Sr. Sec. Nts., 4/15/23	227,000	214,352
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43	225,000	202,576
		703,559
Utilities—2.0%
Electric Utilities—1.6%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	438,000	463,530
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,10]	360,000	344,795
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22	230,000	230,324
FirstEnergy Corp. 2.75% Sr. Unsec. Nts., 3/15/18	227,000	221,154
Great Plains Energy, Inc., 2.766% Sr. Unsec. Nts., 8/15/13	464,000	464,999
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43[8]	179,000	181,571
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	329,000	315,180
PPL WEM Holdings plc, 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	429,000	470,985
		2,692,538
Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	455,000	465,194

Multi-Utilities—0.1%
CMS Energy Corp., 5.05% Sr. Unsec. Unsub. Nts., 3/15/22	155,000	167,671
Total Corporate Bonds and Notes Cost $69,062,074)		69,461,818

U.S. Government Obligations—2.2%
Federal Home Loan Mortgage Corp. Nts.:
0.875% Nts., 3/7/18	735,000	712,055
1.375% Nts., 5/1/20	694,000	658,309

12        OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value

U.S. Government Obligations (Continued)
Federal Home Loan Mortgage Corp. Nts.: Continued
2.375% Nts., 1/13/22[11]	$ 894,000	$ 869,937
5.25% Nts., 4/18/16	515,000	580,025

Federal National Mortgage Assn. Nts., 0.875%, 5/21/18	652,000	630,883

Total U.S. Government Obligations (Cost $3,503,518)		3,451,209

	Shares	Value

Investment Company—13.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[12,13]
(Cost $21,518,986)	21,518,986	$ 21,518,986

Total Investments, at Value (Cost $190,782,943)	116.6%	188,212,585

Liabilities in Excess of Other Assets	(16.6)	(26,811,155)

Net Assets	100.0%	$ 161,401,430

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $27,158,811 or 16.83% of the Fund’s net assets as of June 28, 2013.

3. Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $1,357,847, which represents 0.84% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0%, 6/22/24	4/21/97	$396,532	$93,446	$(303,086)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/15/49	7/14/10	457,977	471,105	13,128
Lehman Structured Securities Corp., Collateralized Mtg. Obligations, Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	91,562	82,072	(9,490)
Morgan Stanley Reremic Trust, Collateralized Mtg. Obligations, Series 2012-R3, Cl. 1B, 2.379%, 11/26/36	10/24/12	238,602	273,217	34,615
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	3,281,116	227,476	(3,053,640)
Santander Drive Auto Receivables Trust, Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	82,241	82,373	132
Santander Drive Auto Receivables Trust, Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11-4/9/13	127,353	128,158	805

		$4,675,383	$1,357,847	$(3,317,536)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $4,778,391 or 2.96% of the Fund’s net assets as of June 28, 2013.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $222,168 or 0.14% of the Fund’s net assets as of June 28, 2013.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See Note 1 of the accompanying Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $233,655. See Note 6 of the accompanying Notes.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	28,238,653	31,626,670	38,346,337	21,518,986

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$21,581,986	$15,598

13. Rate shown is the 7-day yield as of June 28, 2013.

13        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS    Unaudited / Continued

Futures Contracts as of June 28, 2013 is as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)

U.S. Long Bonds	Sell	10	9/19/13	$ 2,716,875	$48,445
U.S. Treasury Nts., 2 yr.	Sell	38	9/30/13	8,360,000	11,488
U.S. Treasury Nts., 5 yr.	Sell	81	9/30/13	9,804,797	191,617
U.S. Treasury Nts., 10 yr.	Buy	25	9/19/13	3,164,063	(23,789)
U.S. Treasury Ultra Bonds	Buy	54	9/19/13	7,954,875	(474,040)

					$(246,279)

Over-the-Counter Credit Default Swap Contracts as of June 28, 2013 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Premiums Received/ (Paid)	Value	Unrealized Depreciation

CDX.NA.IG.20
Deutsche Bank AG	Buy	$7,400	1.00%	6/20/18	$25,927	$(52,710)	$26,783

See accompanying Notes to Financial Statements.

14        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 28, 20131 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $169,263,957)	$166,693,599
Affiliated companies (cost $21,518,986)	21,518,986

188,212,585

Cash used for collateral on OTC derivatives	219,613

Receivables and other assets:
Investments sold (including $14,756,408 sold on a when-issued or delayed delivery basis)	23,023,856
Interest, dividends and principal paydowns	1,213,619
Variation margin receivable	65,412
Other	26,888

Total assets	212,761,973

Liabilities
Bank overdraft	9,736

Swaps, at value (premiums received $25,927)	52,710

Payables and other liabilities:
Investments purchased (including $42,574,071 purchased on a when-issued or delayed delivery basis)	50,587,334
Shares of beneficial interest redeemed	623,579
Trustees’ compensation	23,355
Shareholder communications	13,261
Transfer and shareholder servicing agent fees	12,643
Distribution and service plan fees	12,545
Variation margin payable	3,383
Other	21,997

Total liabilities	51,360,543

Net Assets	$161,401,430

Composition of Net Assets
Par value of shares of beneficial interest	$21,078

Additional paid-in capital	243,681,591

Accumulated net investment income	3,215,575

Accumulated net realized loss on investments	(82,673,433)

Net unrealized depreciation on investments	(2,843,381)

Net Assets	$161,401,430

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $102,204,550 and 13,294,984 shares of beneficial interest outstanding)	$7.69

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $59,196,880 and 7,783,229 shares of beneficial interest outstanding)	$7.61

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

15        OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 28, 20131 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $821)	$3,833,871

Fee income on when-issued securities	504,592

Dividends from affiliated companies	15,598

Other income	83,430

Total investment income	4,437,491

Expenses
Management fees	515,729

Distribution and service plan fees—Service shares	77,382

Transfer and shareholder servicing agent fees:
Non-Service shares	54,999
Service shares	30,988

Shareholder communications:
Non-Service shares	10,529
Service shares	5,891

Custodian fees and expenses	14,998

Trustees’ compensation	10,539

Other	29,951

Total expenses	751,006
Less waivers and reimbursements of expenses	(29,063)

Net expenses	721,943

Net Investment Income	3,715,548

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	1,156,128
Closing and expiration of futures contracts	(25,569)
Swap contracts	(46,747)

Net realized gain	1,083,812

Net change in unrealized appreciation/depreciation on:
Investments	(7,812,493)
Futures contracts	(200,775)
Swap contracts	(26,783)

Net change in unrealized appreciation/depreciation	(8,040,051)

Net Decrease in Net Assets Resulting from Operations	$(3,240,691)

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

16        OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,715,548	$7,917,484

Net realized gain	1,083,812	6,322,735

Net change in unrealized appreciation/depreciation	(8,040,051)	3,953,898

Net increase (decrease) in net assets resulting from operations	(3,240,691)	18,194,117

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,333,237)	(5,870,393)
Service shares	(3,004,981)	(3,356,788)

	(8,338,218)	(9,227,181)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(7,486,135)	(11,196,132)
Service shares	(1,216,949)	(652,679)

	(8,703,084)	(11,848,811)

Net Assets
Total decrease	(20,281,993)	(2,881,875)

Beginning of period	181,683,423	184,565,298

End of period (including accumulated net investment income of $3,215,575 and $7,838,245, respectively)	$161,401,430	$181,683,423

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$8.26	$7.88	$7.73	$7.07	$6.45	$11.06

Income (loss) from investment operations:
Net investment income[2]	0.18	0.35	0.36	0.40	0.48	0.66
Net realized and unrealized gain (loss)	(0.33)	0.44	0.25	0.40	0.14	(4.82)

Total from investment operations	(0.15)	0.79	0.61	0.80	0.62	(4.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.41)	(0.46)	(0.14)	0.00	(0.45)

Net asset value, end of period	$7.69	$8.26	$7.88	$7.73	$7.07	$6.45

Total Return, at Net Asset Value[3]	(1.89)%	10.29%	8.27%	11.42%	9.61%	(39.05)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$102,204	$116,989	$122,271	$132,557	$137,597	$156,339

Average net assets (in thousands)	$110,784	$119,547	$127,341	$136,333	$137,631	$271,355

Ratios to average net assets:[4]
Net investment income	4.42%	4.34%	4.71%	5.32%	7.40%	6.76%
Total expenses[5]	0.78%	0.77%	0.77%	0.79%	0.75%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.75%	0.75%	0.70%	0.61%	0.62%

Portfolio turnover rate[6]	63%	140%	99%	98%	143%	51%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.79%
Year Ended December 31, 2012	0.79%
Year Ended December 30, 2011	0.79%
Year Ended December 31, 2010	0.80%
Year Ended December 31, 2009	0.76%
Year Ended December 31, 2008	0.63%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 28, 2013	$453,826,271	$487,912,701
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CORE BOND FUND/VA

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$8.17	$7.79	$7.65	$6.99	$6.41	$10.98

Income (loss) from investment operations:
Net investment income[2]	0.17	0.33	0.34	0.37	0.46	0.63
Net realized and unrealized gain (loss)	(0.33)	0.44	0.24	0.41	0.12	(4.77)

Total from investment operations	(0.16)	0.77	0.58	0.78	0.58	(4.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.39)	(0.44)	(0.12)	0.00	(0.43)

Net asset value, end of period	$7.61	$8.17	$7.79	$7.65	$6.99	$6.41

Total Return, at Net Asset Value[3]	(2.05)%	10.17%	7.93%	11.28%	9.05%	(39.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,197	$64,694	$62,294	$56,562	$56,717	$63,093

Average net assets (in thousands)	$62,420	$67,116	$58,629	$57,313	$52,648	$101,597

Ratios to average net assets:[4]
Net investment income	4.16%	4.07%	4.42%	5.06%	7.16%	6.55%
Total expenses[5]	1.03%	1.02%	1.02%	1.04%	1.01%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	0.95%	0.86%	0.87%

Portfolio turnover rate[6]	63%	140%	99%	98%	143%	51%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.04%
Year Ended December 31, 2012	1.04%
Year Ended December 30, 2011	1.04%
Year Ended December 31, 2010	1.05%
Year Ended December 31, 2009	1.02%
Year Ended December 31, 2008	0.88%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 28, 2013	$453,826,271	$487,912,701
Year Ended December 31, 2012	$930,202,858	$942,406,652
Year Ended December 30, 2011	$911,850,847	$909,531,196
Year Ended December 31, 2010	$775,240,942	$766,486,357
Year Ended December 31, 2009	$977,840,247	$1,009,549,121
Year Ended December 31, 2008	$1,019,711,829	$963,377,934

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Core Bond Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$42,574,071
Sold securities	14,756,408

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$3,281,116
Market Value	$227,476
Market Value as a % of Net Assets	0.14%

20        OPPENHEIMER CORE BOND FUND/VA

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $5,945,207 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$8,687,891
2017	75,069,850

Total	$83,757,741

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $82,673,929 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $1,083,812 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$190,825,465
Federal tax cost of other investments	(9,542,382)

Total federal tax cost	$181,283,083

Gross unrealized appreciation	$5,241,574
Gross unrealized depreciation	(8,127,516)

Net unrealized depreciation	$(2,885,942)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

21        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

22        OPPENHEIMER CORE BOND FUND/VA

2. Securities Valuation (Continued)

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

23        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / (Continued)

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$24,690,472	$—	$24,690,472
Mortgage-Backed Obligations	—	68,780,551	309,549	69,090,100
Corporate Bonds and Notes	—	69,461,818	—	69,461,818
U.S. Government Obligations	—	3,451,209	—	3,451,209
Investment Company	21,518,986	—	—	21,518,986

Total Investments, at Value	21,518,986	166,384,050	$309,549	188,212,585
Other Financial Instruments:
Variation margin receivable	65,412	—	—	65,412

Total Assets	$21,584,398	$166,384,050	$309,549	$188,277,997

Liabilities Table
Other Financial Instruments:
Variation margin payable	$(3,383)	$—	$—	$(3,383)
Swaps, at value	—	(52,710)	—	(52,710)

Total Liabilities	$(3,383)	$(52,710)	$—	$(56,093)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	284,152	$2,358,549	1,396,350	$11,307,630
Dividends and/or distributions reinvested	682,873	5,333,237	749,731	5,870,393
Redeemed	(1,832,690)	(15,177,921)	(3,505,581)	(28,374,155)

Net decrease	(865,665)	$(7,486,135)	(1,359,500)	$(11,196,132)

Service Shares
Sold	1,065,457	$8,781,923	3,789,524	$30,414,887
Dividends and/or distributions reinvested	388,743	3,004,981	433,134	3,356,788
Redeemed	(1,593,831)	(13,003,853)	(4,293,364)	(34,424,354)

Net decrease	(139,631)	$(1,216,949)	(70,706)	$(652,679)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$82,714,317	$87,810,116
U.S. government and government obligations	4,952,730	6,493,536
To Be Announced (TBA) mortgage-related securities	453,826,271	478,912,701

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.60%
Over $1 billion	0.50

24        OPPENHEIMER CORE BOND FUND/VA

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $10,930 and $6,364 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $11,769 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

25        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $9,561,932 and $34,794,313 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

26        OPPENHEIMER CORE BOND FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $1,057,143 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $52,710 for which the Fund has posted collateral of $219,613.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

27        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 28, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Deutsche Bank AG	$ —	$ —	$ —	$ —	$ —

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 28, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Deutsche Bank AG	$ (52,710)	$ —	$ —	$ 52,710	$ —

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statement of Investments may exceed these reported amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 28, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Credit contracts		$—		Swaps, at value	$52,710

Interest rate contracts	Variation margin receivable	65,412	*	Variation margin payable	3,383	*

Total		$65,412			$56,093

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

28        OPPENHEIMER CORE BOND FUND/VA

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$—	$(46,747)	$(46,747)

Interest rate contracts	(25,569)	—	(25,569)

Total	$(25,569)	$(46,747)	$(72,316)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(26,783)	$(26,783)

Interest rate contracts	(220,775)	—	(220,775)

Total	$(220,775)	$(26,783)	$(247,558)

7. Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

29        OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / (Continued)

8. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

30        OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31        OPPENHEIMER CORE BOND FUND/VA

OPPENHEIMER CORE BOND FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Krishna Memani, Vice President
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

Oppenheimer Global Fund/VA* A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements * Prior to 4/30/13, the Fund’s name was Oppenheimer Global Securities Fund/VA

   Portfolio Manager: Rajeev Bhaman, CFA

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[1]
Non-Service Shares	7.96%
Service Shares	7.85
Class 3 Shares	8.00
Class 4 Shares	7.81
Average Annual Total Returns For the Periods Ended 6/28/13[1]
	1-Year	5-Year	10-Year
Non-Service Shares	24.83%	6.09%	9.77%
Service Shares	24.53%	5.83%	9.51%
Class 3 Shares	24.83%	6.09%	9.76%

	1-Year	5-Year	Since Inception (5/3/04)
Class 4 Shares	24.49%	5.82%	7.24%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements

TOP TEN COMMON STOCK HOLDINGS

Telefonaktiebolaget LM Ericsson, Cl. B	3.2%
European Aeronautic Defence & Space Co.	2.6
Google, Inc., Cl. A	2.5
WellPoint, Inc.	2.2
eBay, Inc.	2.1
SAP AG	2.1
Walt Disney Co. (The)	2.1
UBS AG	2.0
Bayerische Motoren Werke (BMW) AG, Preference	1.9
LVMH Moet Hennessy Louis Vuitton SA	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

2        OPPENHEIMER GLOBAL FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 7.96% for the period, outperforming the MSCI All Country World Index (the “Index”), which returned 6.05%. The Fund received meaningful contributions from holdings in health care, information technology, industrials and consumer discretionary. Detractors were limited this period, with energy being the only sector that produced a slight negative return. The Fund underperformed the MSCI World Index, which returned 8.43% during the period. The Fund has changed its benchmark from the MSCI World Index to the MSCI All Country World Index, which it believes is a more appropriate measure of the Fund’s performance.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve (the “Fed”) appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

During the period, the Fund’s strongest performing holding was European Aeronautic Defence & Space Co. (“EADS”). EADS is the Franco-German manufacturer of Airbus airplanes. Sales and orders in the commercial aircraft business continued to grow apace as did margins. Expectations of future margin improvement also contributed to its performance. EADS has a defense business that is roughly 15% of its sales, a percentage significantly below that of its chief rival, Boeing, and has therefore been less affected by declining defense spending in the U.S. and Europe.

Also benefiting performance were WellPoint, Inc., Aetna, Inc., KDDI Corp. and Telefonaktiebolaget LM Ericsson (“Ericsson”). WellPoint is a North American health insurance company. The early concern that the Patient Protection and Affordable Care Act (also known as “Obamacare”) would supplant the private insurance market has not come to pass. Moreover, our thesis has been that WellPoint is part of the solution to rising healthcare costs. The early indications from discussions around the health exchanges, both public and private, seem less negative than most were imagining, and this has been a plus for the stock. We have a similar view for Aetna. Generally, higher interest rates are helpful in managing the liability book, and similar to WellPoint, the economics of Obamacare look better than many feared. KDDI is a Japanese telecommunications firm that offers fixed line and mobile telephony, and digital TV. The company has been gaining share with a “triple play” offering and the company began to wind down a large scale investment phase, improving business economics. Ericsson is a world-leading provider of telecommunications equipment and related services to mobile and fixed network operators. The company announced strong equipment sales growth as North American operators increased their capital expenditure spending significantly.

TOP INDIVIDUAL DETRACTORS

The most significant detractors from performance were DLF Ltd., LVMH Moet Hennessy Louis Vuitton SA, Fusion-io, Inc. and Technip SA. DLF, the largest real estate company in India, raised capital to meet the regulatory criteria for public listing. We were happy to participate in the offering and believe the market’s near-term concerns are overblown. Shares of luxury goods company LVMH Moet Hennessy Louis Vuitton fluctuated as the company experienced declines in April due to weakened demand growth in Asia. Fusion-io produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The company also has a unique software portfolio that may obviate the traditional disk array model for storage. The stock underperformed during the reporting period due to a management transition and reported revenues that fell short of aggressive projections as the company’s two biggest clients, Apple and Facebook, slowed their data center expansion. Growth in sales to other customers accelerated and the customer base of large companies continues to expand. We believe that the data storage market will increasingly move toward solid state technology and that Fusion-io’s intellectual property in the area is very good. Technip is a global oil service company that suffered from investors’ negative read-through of competitor Saipem’s poor results. Technip, by contrast, announced results in line with analyst expectations, but investors’ caution on the sector led to the sell-off.

STRATEGY & OUTLOOK

Regardless of whether we are in a fast or a slow growth world, we believe the companies in the Fund have the potential to grow at above the general rate of the economies in which they operate by virtue of the secular currents driving them and their advantages globally. We have a long-term investment horizon and build the portfolio from the bottom up, focusing on businesses advantaged by long-term trends. We invest in companies that we believe are capable of producing solid and sustainable growth through the business cycle, that have made strong returns on invested capital, and that demonstrate good cash flow generation characteristics. We are patient investors and wait for those companies to be out of favor so they are reasonably priced when we buy.

In our opinion, the volatility seen during the period was probably inevitable. Fed policy will change, though the timing remains hard to judge. Though there was some spillover to equity markets, we see the excesses as being largely in the fixed income realm. Equities still seem buoyed by a steep yield curve, valuations that are not high, and a persistent apathy on the part of investors. Until those shift, it seems to us the environment for equities will remain generally

3        OPPENHEIMER GLOBAL FUND/VA

favorable. In the current environment, we are currently focused on adding to our positions in a variety of well positioned financial companies. We believe these companies have the potential to benefit from higher interest rates and wider credit spreads.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4        OPPENHEIMER GLOBAL FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,079.60	$3.88
Service shares	1,000.00	1,078.50	5.16
Class 3 shares	1,000.00	1,080.00	3.88
Class 4 shares	1,000.00	1,078.10	5.16

Hypothetical (5% return before expenses)
Non-Service shares	1,000.00	1,020.79	3.77
Service shares	1,000.00	1,019.57	5.01
Class 3 shares	1,000.00	1,020.79	3.77
Class 4 shares	1,000.00	1,019.57	5.01

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.76%
Service shares	1.01
Class 3 shares	0.76
Class 4 shares	1.01

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS    June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—14.9%
Automobiles—1.9%
Bayerische Motoren Werke (BMW) AG, Preference	742,204	$50,641,365
Hotels, Restaurants & Leisure—2.0%
Gtech SpA	441,534	11,051,918
McDonald’s Corp.	437,210	43,283,790
		54,335,708
Media—3.4%
Grupo Televisa SAB, Sponsored ADR	843,085	20,942,231
Walt Disney Co. (The)	863,910	54,555,916
Zee Entertainment Enterprises Ltd.	4,021,146	15,939,495
		91,437,642
Specialty Retail—2.9%
Industria de Diseno Textil SA (Inditex)	337,230	41,598,185
Tiffany & Co.	462,310	33,674,660
		75,272,845
Textiles, Apparel & Luxury Goods—4.7%
Brunello Cucinelli SpA	143,920	3,554,976
Kering	239,560	48,491,326
LVMH Moet Hennessy Louis Vuitton SA	303,290	48,840,735
Tod’s SpA	170,264	23,970,687
		124,857,724
Consumer Staples—7.3%
Beverages—2.7%
Carlsberg AS, Cl. B	166,415	14,853,576
Companhia de Bebidas das Americas, Preference, ADR	566,775	21,169,046
Fomento Economico Mexicano SAB de CV, Sponsored ADR	347,725	35,881,743
		71,904,365
Food Products—2.8%
Nestle SA	443,666	29,018,607
Unilever plc	1,125,533	45,709,446
		74,728,053
Household Products—1.8%
Colgate-Palmolive Co.	844,360	48,373,384
Energy—3.3%
Energy Equipment & Services—2.6%
Technip SA	449,300	45,410,501
Transocean Ltd.	491,642	23,574,234
		68,984,735
Oil, Gas & Consumable Fuels—0.7%
Repsol SA	936,081	19,733,671
Financials—19.9%
Capital Markets—5.2%
Credit Suisse Group AG1	889,560	23,584,627
Deutsche Bank AG	809,562	33,866,713
Goldman Sachs Group, Inc. (The)	186,020	28,135,525
UBS AG1	3,066,022	52,086,544
		137,673,409
Commercial Banks—5.0%
Banco Bilbao Vizcaya Argentaria SA	3,674,979	30,602,306
ICICI Bank Ltd., Sponsored ADR	866,650	33,149,363
Itau Unibanco Holding SA, Preference, ADR	1,761,359	22,756,759
Societe Generale	408,739	13,917,841
Sumitomo Mitsui Financial Group, Inc.	611,300	28,048,655
		128,474,924
Diversified Financial Services—4.0%
BM&FBovespa SA	4,057,200	22,273,825
Citigroup, Inc.	673,930	32,328,422
McGraw Hill Financial, Inc.	800,010	42,552,532
Moscow Exchange (The)	7,590,562	11,385,843
		108,540,622
Insurance—4.8%
Allianz SE	293,736	42,897,314
Dai-ichi Life Insurance Co. Ltd. (The)	21,019	30,421,929
Fidelity National Financial, Inc., Cl. A	667,850	15,901,508
Prudential plc	2,348,997	38,616,685
		127,837,436

	Shares	Value
Real Estate Management & Development—0.9%
DLF Ltd.	7,926,821	$24,017,038
Health Care—12.9%
Biotechnology—3.4%
Gilead Sciences, Inc.[1]	531,220	27,203,776
Medivation, Inc.[1]	146,080	7,187,136
Theravance, Inc.[1]	628,750	24,225,738
ThromboGenics NV1	93,034	3,566,847
Vertex Pharmaceuticals, Inc.[1]	355,310	28,378,610
		90,562,107
Health Care Equipment & Supplies—1.7%
St. Jude Medical, Inc.	290,950	13,276,049
Zimmer Holdings, Inc.	410,310	30,748,631
		44,024,680
Health Care Providers & Services—3.9%
Aetna, Inc.	701,370	44,565,050
WellPoint, Inc.	723,555	59,215,741
		103,780,791
Pharmaceuticals—3.9%
Allergan, Inc.	204,240	17,205,178
Bayer AG	381,153	40,633,483
Roche Holding AG	124,843	30,934,144
Shire plc	501,510	15,909,402
		104,682,207
Industrials—12.4%
Aerospace & Defense—3.7%
Embraer SA, ADR	799,363	29,488,501
European Aeronautic Defence & Space Co.	1,291,180	68,658,634
		98,147,135
Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	332,220	28,730,386
Building Products—1.5%
Assa Abloy AB, Cl. B	1,026,328	40,009,679
Construction & Engineering—0.5%
FLSmidth & Co. AS	320,615	14,580,912
Electrical Equipment—2.1%
Emerson Electric Co.	424,080	23,129,323
Nidec Corp.	264,800	18,477,674
Prysmian SpA	683,464	12,707,491
		54,314,488
Industrial Conglomerates—2.9%
3M Co.	364,260	39,831,831
Siemens AG	355,033	35,873,492
		75,705,323
Machinery—0.6%
FANUC Corp.	114,600	16,617,823
Information Technology—25.1%
Communications Equipment—4.2%
Juniper Networks, Inc.[1]	1,401,130	27,055,820
Telefonaktiebolaget LM Ericsson, Cl. B	7,532,599	85,399,587
		112,455,407
Computers & Peripherals—0.5%
Fusion-io, Inc.[1]	854,680	12,170,643
Electronic Equipment, Instruments, & Components—3.7%
Keyence Corp.	106,711	34,057,014
Kyocera Corp.	213,300	21,712,814
Murata Manufacturing Co. Ltd.	542,200	41,279,050
		97,048,878
Internet Software & Services—5.2%
eBay, Inc.[1]	1,097,000	56,736,840
Facebook, Inc., Cl. A1	652,520	16,221,647
Google, Inc., Cl. A1	74,410	65,508,332
		138,466,819
IT Services—0.8%
Infosys Ltd.	524,853	21,930,051
Semiconductors & Semiconductor Equipment—4.2%
Altera Corp.	1,359,300	44,843,307
Maxim Integrated Products, Inc.	1,395,465	38,766,018
Taiwan Semiconductor Manufacturing Co. Ltd.	7,678,184	27,787,331
		111,396,656

6        OPPENHEIMER GLOBAL FUND/VA

	Shares	Value

Software—6.5%
Adobe Systems, Inc.[1]	899,003	$40,958,577

Intuit, Inc.	632,320	38,590,490

Microsoft Corp.	1,129,440	38,999,563

SAP AG	772,834	56,591,482

		175,140,112

Materials—1.2%

Chemicals—1.0%
Linde AG	141,771	26,398,377

Metals & Mining—0.2%
Iluka Resources Ltd.	541,600	4,889,815

Telecommunication Services—1.8%

Wireless Telecommunication Services—1.8%
KDDI Corp.	913,500	47,530,593

Utilities—0.5%

Electric Utilities—0.5%
Fortum OYJ	719,111	13,433,501

Total Common Stocks
(Cost $1,685,967,793)		2,638,829,304

	Units	Value
Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1]	160,065	$417,322

Repsol SA Rts., Strike Price 0.0001EUR, Exp. 7/4/13[1]	941,827	524,698

Total Rights, Warrants and Certificates (Cost $—)		942,020

	Shares
Investment Company—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3]
(Cost $4,936,566)	4,936,566	4,936,566

Total Investments,at Value
(Cost $1,690,904,359)	99.5%	2,644,707,890

Assets in Excess of Other Liabilities	0.5	13,296,425

Net Assets	100.0%	$2,658,004,315

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR        European Dollar

1.  Non-income producing security.

2.  Rate shown is the 7-day yield as of June 28, 2013.

3.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	30,612,139	139,238,123	164,913,696	4,936,566

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$4,936,566	$7,600

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,050,865,223	39.8%
Germany	286,902,226	10.9
Japan	238,145,552	9.0
France	157,077,725	5.9
Switzerland	135,623,922	5.1
Sweden	125,409,266	4.7
Brazil	95,688,131	3.7
India	95,035,947	3.6
Spain	92,458,860	3.5
United Kingdom	84,326,131	3.2
Netherlands	68,658,634	2.6
Mexico	56,823,974	2.1
Italy	51,285,072	1.9
Denmark	29,434,488	1.1
Taiwan	27,787,331	1.1
Ireland	15,909,402	0.6
Finland	13,433,501	0.5
Russia	11,385,843	0.4
Australia	4,889,815	0.2
Belgium	3,566,847	0.1

Total	$2,644,707,890	100.0%

See accompanying Notes to Financial Statements.

7        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF ASSETS AND LIABILITIES    June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,685,967,793)	$2,639,771,324
Affiliated companies (cost $4,936,566)	4,936,566

2,644,707,890

Cash	1,124,144

Receivables and other assets:
Investments sold	17,469,798
Dividends	2,445,972
Other	223,143

Total assets	2,665,970,947

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	4,008,279
Investments purchased	3,271,705
Distribution and service plan fees	231,640
Transfer and shareholder servicing agent fees	207,120
Shareholder communications	91,333
Trustees’ compensation	76,672
Other	79,883

Total liabilities	7,966,632

Net Assets	$2,658,004,315

Composition of Net Assets
Par value of shares of beneficial interest	$76,961

Additional paid-in capital	1,640,960,343

Accumulated net investment income	23,611,706

Accumulated net realized gain on investments and foreign currency transactions	39,587,794

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	953,767,511

Net Assets	$2,658,004,315

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,279,191,148 and 36,918,425 shares of beneficial interest outstanding)	$34.65

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,131,061,263 and 32,912,532 shares of beneficial interest outstanding)	$34.37

Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $169,700,603 and 4,863,088 shares of beneficial interest outstanding)	$34.90

Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $78,051,301 and 2,266,706 shares of beneficial interest outstanding)	$34.43

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8        OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF OPERATIONS    For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $3,960,510)	$35,666,375
Affiliated companies	7,600

Interest	632

Total investment income	35,674,607

Expenses
Management fees	8,514,248

Distribution and service plan fees:
Service shares	1,445,119
Class 4 shares	96,885

Transfer and shareholder servicing agent fees:
Non-Service shares	646,479
Service shares	579,410
Class 3 shares	85,265
Class 4 shares	38,846

Shareholder communications:
Non-Service shares	43,071
Service shares	38,559
Class 3 shares	5,678
Class 4 shares	2,572

Custodian fees and expenses	138,464

Trustees’ compensation	35,467

Other	231,497

Total expenses	11,901,560
Less waivers and reimbursements of expenses	(5,647)

Net expenses	11,895,913

Net Investment Income	23,778,694

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	77,939,241
Foreign currency transactions	(286,578)

Net realized gain	77,652,663

Net change in unrealized appreciation/depreciation on:
Investments	148,432,488
Translation of assets and liabilities denominated in foreign currencies	(43,281,919)

Net change in unrealized appreciation/depreciation	105,150,569

Net Increase in Net Assets Resulting from Operations	$206,581,926

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9        OPPENHEIMER GLOBAL FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$23,778,694	$34,224,709

Net realized gain	77,652,663	20,787,143

Net change in unrealized appreciation/depreciation	105,150,569	427,241,919

Net increase in net assets resulting from operations	206,581,926	482,253,771

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(18,448,869)	(25,848,197)
Service shares	(13,851,659)	(20,625,132)
Class 3 shares	(2,430,857)	(3,444,499)
Class 4 shares	(953,729)	(1,338,372)

	(35,685,114)	(51,256,200)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(53,769,152)	(120,462,188)
Service shares	(73,933,681)	(57,616,385)
Class 3 shares	(5,367,353)	(21,486,893)
Class 4 shares	(2,190,777)	(4,855,491)

	(135,260,963)	(204,420,957)

Net Assets
Total increase	35,635,849	226,576,614

Beginning of period	2,622,368,466	2,395,791,852

End of period (including accumulated net investment income of $ 23,611,706 and $ 35,518,126, respectively)	$2,658,004,315	$2,622,368,466

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes

See accompanying Notes to Financial Statements.

10        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$32.55	$27.46	$30.30	$26.50	$20.21	$36.60

Income (loss) from investment operations:
Net investment income[2]	0.32	0.44	0.65	0.33	0.33	0.55
Net realized and unrealized gain (loss)	2.28	5.29	(3.11)	3.85	6.94	(14.46)

Total from investment operations	2.60	5.73	(2.46)	4.18	7.27	(13.91)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.64)	(0.38)	(0.38)	(0.50)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)	(2.02)

Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(0.38)	(0.38)	(0.98)	(2.48)

Net asset value, end of period	$34.65	$32.55	$27.46	$30.30	$26.50	$20.21

Total Return, at Net Asset Value[3]	7.96%	21.27%	(8.29)%	15.96%	39.77%	(40.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,279,191	$1,252,127	$1,165,141	$1,410,764	$1,364,597	$1,150,113

Average net assets (in thousands)	$1,311,363	$1,206,244	$1,335,403	$1,336,110	$1,206,240	$1,679,720

Ratios to average net assets:[4]
Net investment income	1.87%	1.48%	2.17%	1.22%	1.51%	1.95%
Total expenses[5]	0.76%	0.76%	0.76%	0.76%	0.75%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.76%	0.76%	0.75%	0.65%

Portfolio turnover rate	8%	14%	13%	15%	11%	19%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.76%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%

See accompanying Notes to Financial Statements.

11        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$32.25	$27.21	$30.04	$26.28	$20.02	$36.27

Income (loss) from investment operations:
Net investment income[2]	0.28	0.36	0.56	0.26	0.27	0.47
Net realized and unrealized gain (loss)	2.26	5.25	(3.08)	3.82	6.90	(14.32)

Total from investment operations	2.54	5.61	(2.52)	4.08	7.17	(13.85)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	(0.57)	(0.31)	(0.32)	(0.43)	(0.38)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)	(2.02)

Total dividends and/or distributions to shareholders	(0.42)	(0.57)	(0.31)	(0.32)	(0.91)	(2.40)

Net asset value, end of period	$34.37	$32.25	$27.21	$30.04	$26.28	$20.02

Total Return, at Net Asset Value[3]	7.85%	20.95%	(8.53)%	15.70%	39.36%	(40.33)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,131,061	$1,130,388	$1,003,839	$1,101,584	$980,485	$772,107

Average net assets (in thousands)	$1,175,347	$1,069,295	$1,091,128	$997,627	$830,887	$1,051,239

Ratios to average net assets:[4]
Net investment income	1.61%	1.23%	1.90%	0.96%	1.23%	1.70%
Total expenses[5]	1.01%	1.01%	1.01%	1.01%	1.00%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.01%	1.01%	1.00%	0.90%

Portfolio turnover rate	8%	14%	13%	15%	11%	19%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.01%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.90%

See accompanying Notes to Financial Statements.

12        OPPENHEIMER GLOBAL FUND/VA

Class 3 Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$32.77	$27.65	$30.50	$26.67	$20.34	$36.82

Income (loss) from investment operations:
Net investment income[2]	0.33	0.44	0.66	0.33	0.33	0.56
Net realized and unrealized gain (loss)	2.30	5.32	(3.13)	3.88	6.98	(14.56)

Total from investment operations	2.63	5.76	(2.47)	4.21	7.31	(14.00)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.64)	(0.38)	(0.38)	(0.50)	(0.46)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)	(2.02)

Total dividends and/or distributions to shareholders	(0.50)	(0.64)	(0.38)	(0.38)	(0.98)	(2.48)

Net asset value, end of period	$34.90	$32.77	$27.65	$30.50	$26.67	$20.34

Total Return, at Net Asset Value[3]	8.00%	21.23%	(8.27)%	15.97%	39.70%	(40.19)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$169,701	$164,477	$158,343	$202,621	$206,356	$175,971

Average net assets (in thousands)	$172,951	$160,752	$187,804	$196,495	$182,553	$269,650

Ratios to average net assets:[4]
Net investment income	1.87%	1.49%	2.17%	1.22%	1.49%	1.95%
Total expenses[5]	0.76%	0.76%	0.76%	0.76%	0.75%	0.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.76%	0.76%	0.76%	0.75%	0.65%

Portfolio turnover rate	8%	14%	13%	15%	11%	19%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.76%
Year Ended December 31, 2012	0.76%
Year Ended December 30, 2011	0.76%
Year Ended December 31, 2010	0.76%
Year Ended December 31, 2009	0.75%
Year Ended December 31, 2008	0.65%

See accompanying Notes to Financial Statements.

13        OPPENHEIMER GLOBAL FUND/VA

FINANCIAL HIGHLIGHTS    Continued

Class 4 Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$32.32	$27.26	$30.08	$26.32	$20.03	$36.28

Income (loss) from investment operations:
Net investment income[2]	0.28	0.37	0.57	0.26	0.27	0.47
Net realized and unrealized gain (loss)	2.26	5.25	(3.08)	3.82	6.92	(14.34)

Total from investment operations	2.54	5.62	(2.51)	4.08	7.19	(13.87)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.43)	(0.56)	(0.31)	(0.32)	(0.42)	(0.36)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.48)	(2.02)

Total dividends and/or distributions to shareholders	(0.43)	(0.56)	(0.31)	(0.32)	(0.90)	(2.38)

Net asset value, end of period	$34.43	$32.32	$27.26	$30.08	$26.32	$20.03

Total Return, at Net Asset Value[3]	7.81%	20.95%	(8.49)%	15.67%	39.38%	(40.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,051	$75,376	$68,469	$81,866	$78,043	$63,099

Average net assets (in thousands)	$78,794	$69,764	$78,655	$76,519	$66,965	$93,909

Ratios to average net assets:[4]
Net investment income	1.61%	1.25%	1.93%	0.97%	1.22%	1.69%
Total expenses[5]	1.01%	1.01%	1.01%	1.01%	1.00%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.01%	1.01%	1.01%	1.01%	1.00%	0.91%

Portfolio turnover rate	8%	14%	13%	15%	11%	19%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.01%
Year Ended December 31, 2012	1.01%
Year Ended December 30, 2011	1.01%
Year Ended December 31, 2010	1.01%
Year Ended December 31, 2009	1.00%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statements.

14        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Fund/VA (the “Fund”), formerly Oppenheimer Global Securities Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The classes of shares being designated as Service shares and Class 4 shares are subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $9,221,730 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $2,236,307. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$9,934,353

15        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of June 28, 2013, it is estimated that the Fund will have no capital loss carryforwards. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $12,170,660 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,715,329,373

Gross unrealized appreciation	$999,212,347
Gross unrealized depreciation	(69,833,830)

Net unrealized appreciation	$929,378,517

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

16        OPPENHEIMER GLOBAL FUND/VA

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the

17        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$152,456,597	$244,088,687	$—	$396,545,284
Consumer Staples	105,424,173	89,581,629	—	195,005,802
Energy	23,574,234	65,144,172	—	88,718,406
Financials	174,824,109	351,719,320	—	526,543,429
Health Care	252,005,909	91,043,876	—	343,049,785
Industrials	121,180,041	206,925,705	—	328,105,746
Information Technology	379,851,237	288,757,329	—	668,608,566
Materials	—	31,288,192	—	31,288,192
Telecommunication Services	—	47,530,593	—	47,530,593
Utilities	—	13,433,501	—	13,433,501
Rights, Warrants and Certificates	—	942,020	—	942,020
Investment Company	4,936,566	—	—	4,936,566

Total Assets	$1,214,252,866	$1,430,455,024	$—	$2,644,707,890

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(56,375,412)	$56,375,412
Consumer Staples	(29,739,726)	29,739,726
Financials	(79,568,248)	79,568,248
Health Care	(43,061,629)	43,061,629
Industrials	(57,122,804)	57,122,804
Information Technology	(121,877,094)	121,877,094
Materials	(25,410,199)	25,410,199

Total Assets	$(413,155,112)	$413,155,112

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

18        OPPENHEIMER GLOBAL FUND/VA

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013			Year Ended December 31, 2012
	Shares	Amount		Shares	Amount

Non-Service Shares
Sold	1,109,563	$38,607,970		2,022,136	$59,619,398
Dividends and/or distributions reinvested	517,530	18,448,869		923,150	25,848,197
Redeemed	(3,178,792)	(110,825,991)		(6,899,218)	(205,929,783)

Net decrease	(1,551,699)	$(53,769,152)		(3,953,932)	$(120,462,188)

Service Shares
Sold	866,802	$30,019,621		3,066,046	$88,602,553
Dividends and/or distributions reinvested	391,733	13,851,659		742,178	20,625,132
Redeemed	(3,394,221)	(117,804,961)		(5,645,732)	(166,844,070)

Net decrease	(2,135,686)	$(73,933,681)		(1,837,508)	$(57,616,385)

Class 3 Shares
Sold	158,668	$5,562,919		174,260	$5,155,447
Dividends and/or distributions reinvested	67,712	2,430,857		122,145	3,444,499
Redeemed	(381,744)	(13,361,129)	[1]	(1,004,527)	(30,086,839)[2]

Net decrease	(155,364)	$(5,367,353)		(708,122)	$(21,486,893)

Class 4 Shares
Sold	117,283	$4,066,477		242,463	$7,528,786
Dividends and/or distributions reinvested	26,919	953,729		48,074	1,338,372
Redeemed	(209,897)	(7,210,983)	[1]	(469,722)	(13,722,649)[2]

Net decrease	(65,695)	$(2,190,777)		(179,185)	$(4,855,491)

1. Net of redemption fees of $10,150 and $3,255 for Class 3 and Class 4, respectively.

2. Net of redemption fees of $7,643 and $1,566 for Class 3 and Class 4, respectively.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales

Investment securities	$227,160,239	$369,794,975

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares and Class 4 Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares and Class 4 shares. Under

19        OPPENHEIMER GLOBAL FUND/VA

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

the Plan, payments are made at an annual rate of 0.25% of the daily net assets of Service shares and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares and Class 4 shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares and Class 4 shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 1.00% for Non-Service and Class 3 shares and 1.25% for Service and Class 4 shares

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $5,647 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

20        OPPENHEIMER GLOBAL FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21        OPPENHEIMER GLOBAL FUND/VA

OPPENHEIMER GLOBAL FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Rajeev Bhaman, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013
Oppenheimer Main Street Fund®/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Manind (“Mani”) Govil, CFA and Benjamin Ram

 Cumulative Total Returns

 For the 6-Month Period Ended 6/28/131

Non-Service Shares	11.23%
Service Shares	11.08
Average Annual Total Returns For the Periods Ended 6/28/13[1]
	1-Year	5-Year	10-Year
Non-Service Shares	19.24%	5.66%	6.66%
Service Shares	18.93%	5.40%	6.40%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS
JPMorgan Chase & Co.	4.8%
Apple, Inc.	4.5
Philip Morris International, Inc.	4.3
International Business Machines Corp.	3.7
Chevron Corp.	3.4
eBay, Inc.	3.4
National Oilwell Varco, Inc.	3.2
Covidien plc	3.2
Express Scripts Holding Co.	3.1
CIT Group, Inc.	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER MAIN STREET FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 11.23% during the period, underperforming the S&P 500 Index (the “Index”), which returned 13.82%. The Fund’s underperformance relative to the Index stemmed primarily from weaker relative stock selection in the information technology sector. Weaker relative stock selection in the telecommunication services and consumer staples sectors detracted from performance to a lesser degree, as did weaker stock selection and an underweight position in consumer discretionary. The Fund outperformed the Index in the financials and health care sectors, where stronger stock selection and overweight positions benefited results.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve (the “Fed”) appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and in interest rate sensitive sectors, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

The top performing holding of the Fund this period was Actavis, Inc., which is a branded and generic drug company. Shares of Actavis spiked when management announced it was combining operations with Warner Chilcott – a leading specialty pharmaceutical company based in Ireland. The merged entity is expected to benefit from revenue synergies, with complementary product lines, and cost rationalization – both of which we believe have the potential to contribute to rising profits.

Following Actavis, four of the Fund’s top performing holdings were in the financials sector: JPMorgan Chase & Co., Citigroup Inc., CIT Group, Inc. and CME Group, Inc. The financials sector was the strongest performing sector for the Fund on an absolute basis. The ongoing, albeit modest improvement in the economy – largely driven by the continued health of the housing sector – has led to lower foreclosures, increased credit quality, and rising demand for mortgages. As a result, stocks of many banks have benefited, including JPMorgan and Citigroup. JPMorgan’s stock also benefited when shareholders voted against splitting Jamie Dimon’s role as Chairperson and CEO. CIT benefited from a lifting of certain restrictions previously imposed upon them by the Fed, which allowed management to announce a $200 million buyback program and signaled to the market that CIT was on better financial footing. CME Group provides a wide range of benchmark futures and options products. Increased volatility generally benefits this stock, as demand increases for investments such as futures and options to hedge positions. As volatility increased later in the period, this stock performed well.

TOP INDIVIDUAL DETRACTORS

Apple, Inc. was the most significant detractor from performance this period. Despite a boost to both its share repurchase and dividend, investors reacted negatively to management’s disappointing guidance and further delays in the launch of innovative products – which the market believes are sorely needed. Apple’s recent annual Worldwide Developers Conference also failed to inspire – leaving investors wondering further about likelihood of a “game-changing” product introduction. While we are cognizant of the market’s concern that Apple lost its “edge” with the death of Steve Jobs, we continue to believe that the team, now headed by Tim Cook, will deliver on innovation.

Also detracting from performance were America Movil SAB de CV, Vulcan Materials Co. and The ADT Corp. America Movil is a mobile carrier in Latin America. The Mexican government announced a reform proposal designed to create more competition, increase access to services, and reduce prices in the Mexican telecom sector. We believe that these potential changes could be material and this regulatory uncertainty caused us to reduce our exposure to the company. Vulcan Materials is a producer of construction aggregates, including crushed stone, sand and gravel. The stock experienced the bulk of its losses in June, which was a difficult time for materials-related stocks. Vulcan was also hurt by more harsh winter weather, which caused a shortfall in earnings when they reported during the second quarter. ADT is a provider of electronic security, interactive home and business automation and related monitoring services that experienced subscriber attrition towards the end of the period.

STRATEGY & OUTLOOK

We believe the Fed is acting appropriately by signaling that eventually it will lessen its monetary support of our expanding economy. While the market declined after the Fed’s comments, what seemed to be missing from the market’s response was the realization that when rates do rise – it should be a reflection of a strong economy. And this, in combination with the likelihood, in our view, that the Fed will be “tapering” later than currently feared, has set-up a potentially attractive investment opportunity in domestic equities. Company fundamentals are better than at prior nominal highs in the market. And, as has been well documented throughout this tepid recovery, corporations have been very cautious about spending money – largely reflecting uncertainty about the economic and

3    OPPENHEIMER MAIN STREET FUND/VA

political outlook. This cautious behavior has resulted in a massive build-up of cash on corporate balance sheets that has greatly improved the fundamental health of many companies. As the economy improves and managements’ uncertainty lifts, these cash balances have the potential to be used in a constructive manner that may support rising equity valuations.

Domestically, housing has momentum and job creation, while not robust, at least continues. We expect that company fundamentals will continue to show improvement – especially as companies tap into the large cash reserves that have been built-up. These factors have the potential to drive equity prices higher; however, rarely does the market appreciate on a straight upward trajectory. While we are not predicting a market correction, we do believe that the market may return to experiencing greater volatility.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies with: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During volatile economic times such companies often widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4    OPPENHEIMER MAIN STREET FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,112.30	$4.05
Service shares	1,000.00	1,110.80	5.34

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.70	3.87
Service shares	1,000.00	1,019.47	5.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.78%
Service shares	1.03

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—99.3%
Consumer Discretionary—7.3%
Automobiles—1.1%
Ford Motor Co.	992,090	$15,347,632
Media—1.5%
Time Warner, Inc.	357,180	20,652,148
Specialty Retail—3.9%
AutoZone, Inc.[1]	81,320	34,454,471
TJX Cos., Inc. (The)	379,900	19,017,794
		53,472,265
Textiles, Apparel & Luxury Goods—0.8%
PVH Corp.	82,590	10,327,879
Consumer Staples—10.9%
Beverages—1.3%
Dr Pepper Snapple Group, Inc.	388,070	17,824,055
Food Products—3.7%
J.M. Smucker Co. (The)	190,500	19,650,075
Kraft Foods Group, Inc.	428,866	23,960,743
Mondelez International, Inc., Cl. A	286,350	8,169,565
		51,780,383
Household Products—1.6%
Henkel AG & Co. KGaA	58,043	4,549,198
Henkel AG & Co. KGaA, Preference	181,172	17,000,506
		21,549,704
Tobacco—4.3%
Philip Morris International, Inc.	673,319	58,322,892
Energy—8.5%
Energy Equipment & Services—3.2%
National Oilwell Varco, Inc.	636,460	43,852,094
Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	395,970	46,859,090
Noble Energy, Inc.	423,640	25,435,346
		72,294,436
Financials—20.9%
Commercial Banks—3.3%
CIT Group, Inc.[1]	806,420	37,603,365
M&T Bank Corp.	68,240	7,625,820
		45,229,185
Consumer Finance—2.1%
Discover Financial Services	592,630	28,232,893
Diversified Financial Services—11.5%
Citigroup, Inc.	709,998	34,058,604
CME Group, Inc., Cl. A	173,680	13,196,206
JPMorgan Chase & Co.	1,239,010	65,407,338
McGraw Hill Financial, Inc.	551,641	29,341,785
Moody’s Corp.	129,480	7,889,216
MSCI, Inc.[1]	220,810	7,346,349
		157,239,498
Insurance—4.0%
American International Group, Inc.[1]	475,620	21,260,214
Lincoln National Corp.	287,300	10,477,831
Marsh & McLennan Cos., Inc.	553,700	22,103,704
		53,841,749
Health Care—15.7%
Health Care Equipment & Supplies—4.1%
Abbott Laboratories	338,130	11,793,974
Covidien plc	691,390	43,446,948
		55,240,922
Health Care Providers & Services—4.8%
Express Scripts Holding Co.[1]	693,497	42,781,830
UnitedHealth Group, Inc.	360,470	23,603,576
		66,385,406
Pharmaceuticals—6.8%
AbbVie, Inc.	426,260	17,621,588
Actavis, Inc.[1]	202,830	25,601,203
Pfizer, Inc.	911,609	25,534,168
Sanofi	142,010	14,635,140
Zoetis, Inc.	287,320	8,875,315
		92,267,414

	Shares	Value
Industrials—11.0%
Aerospace & Defense—0.8%
L-3 Communications Holdings, Inc.	125,220	$10,736,363
Air Freight & Couriers—2.5%
United Parcel Service, Inc., Cl. B	389,000	33,640,720
Commercial Services & Supplies—3.0%
ADT Corp. (The)	291,592	11,619,941
Tyco International Ltd.	919,645	30,302,303
		41,922,244
Professional Services—1.6%
Towers Watson & Co., Cl. A	275,560	22,579,386
Road & Rail—3.1%
Canadian National Railway Co.	286,750	27,892,172
CSX Corp.	642,530	14,900,271
		42,792,443
Information Technology—21.9%
Communications Equipment—1.9%
QUALCOMM, Inc.	422,831	25,826,517
Computers & Peripherals—5.3%
Apple, Inc.	157,262	62,288,333
Western Digital Corp.	165,760	10,292,038
		72,580,371
Electronic Equipment, Instruments, & Components—1.1%
Corning, Inc.	1,035,720	14,738,296
Internet Software & Services—6.4%
eBay, Inc.[1]	896,725	46,378,617
Facebook, Inc., Cl. A1	668,360	16,615,430
Google, Inc., Cl. A1	27,310	24,042,905
		87,036,952
IT Services—4.9%
Amdocs Ltd.	268,620	9,963,116
International Business Machines Corp.	266,120	50,858,193
Mastercard, Inc., Cl. A	12,230	7,026,135
		67,847,444
Software—2.3%
Microsoft Corp.	922,520	31,854,616
Materials—2.4%
Chemicals—0.3%
PPG Industries, Inc.	32,480	4,755,397
Construction Materials—2.1%
Vulcan Materials Co.	607,150	29,392,131
Telecommunication Services—0.7%
Wireless Telecommunication Services—0.7%
America Movil SAB de CV, Series L, ADR	461,792	10,043,976
Total Common Stocks
(Cost $949,585,659)		1,359,607,411
Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3]
(Cost $15,450,330)	15,450,330	15,450,330
Total Investments, at Value (Cost $965,035,989)	100.4%	1,375,057,741
Liabilities in Excess of Other Assets	(0.4)	(5,801,870)
Net Assets	100.0%	$1,369,255,871

6    OPPENHEIMER MAIN STREET FUND/VA

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield as of June 28, 2013.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	24,937,150	165,969,315	175,456,135	15,450,330

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$15,450,330	$9,269

See accompanying Notes to Financial Statements.

7    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 28, 2013[1] Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $949,585,659)	$1,359,607,411
Affiliated companies (cost $15,450,330)	15,450,330
1,375,057,741
Cash	28,521
Receivables and other assets:
Investments sold	2,433,056
Dividends	1,056,307
Other	80,299
Total assets	1,378,655,924

Liabilities
Payables and other liabilities:
Investments purchased	7,733,677
Shares of beneficial interest redeemed	1,235,993
Distribution and service plan fees	167,501
Transfer and shareholder servicing agent fees	107,280
Trustees’ compensation	69,352
Shareholder communications	57,539
Other	28,711
Total liabilities	9,400,053

Net Assets	$1,369,255,871

Composition of Net Assets
Par value of shares of beneficial interest	$52,153
Additional paid-in capital	1,091,758,418
Accumulated net investment income	5,027,085
Accumulated net realized loss on investments and foreign currency transactions	(137,603,950)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	410,022,165
Net Assets	$1,369,255,871

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $502,094,919 and 19,042,849 shares of beneficial interest outstanding)	$26.37
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $867,160,952 and 33,110,304 shares of beneficial interest outstanding)	$26.19

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 2013[1] Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $162,272)	$12,227,758
Affiliated companies	9,269
Total investment income	12,237,027

Expenses
Management fees	4,556,475
Distribution and service plan fees—Service shares	1,101,664
Transfer and shareholder servicing agent fees:
Non-Service shares	248,613
Service shares	441,758
Shareholder communications:
Non-Service shares	13,701
Service shares	24,482
Trustees’ compensation	39,951
Custodian fees and expenses	8,333
Other	120,053
Total expenses	6,555,030
Less waivers and reimbursements of expenses	(7,411)
Net expenses	6,547,619

Net Investment Income	5,689,408

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	72,433,553
Foreign currency transactions	2,102
Net realized gain	72,435,655
Net change in unrealized appreciation/depreciation on:
Investments	69,827,118
Translation of assets and liabilities denominated in foreign currencies	(437,392)
Net change in unrealized appreciation/depreciation	69,389,726

Net Increase in Net Assets Resulting from Operations	$147,514,789

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9    OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$5,689,408	$13,024,596
Net realized gain	72,435,655	176,687,379
Net change in unrealized appreciation/depreciation	69,389,726	22,837,127
Net increase in net assets resulting from operations	147,514,789	212,549,102

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(5,738,189)	(4,702,221)
Service shares	(7,658,029)	(5,916,709)
	(13,396,218)	(10,618,930)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	(26,396,819)	27,414,824
Service shares	(88,927,089)	(274,928,927)
	(115,323,908)	(247,514,103)

Net Assets
Total increase (decrease)	18,794,663	(45,583,931)
Beginning of period	1,350,461,208	1,396,045,139

End of period (including accumulated net investment income of $5,027,085 and $12,733,895, respectively)	$1,369,255,871	$1,350,461,208

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10    OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$23.97	$20.71	$20.88	$18.18	$14.56	$25.61
Income (loss) from investment operations:
Net investment income[2]	0.13	0.26	0.16	0.17	0.21	0.29
Net realized and unrealized gain (loss)	2.57	3.22	(0.16)	2.73	3.71	(9.64)
Total from investment operations	2.70	3.48	0.00	2.90	3.92	(9.35)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.30)	(0.22)	(0.17)	(0.20)	(0.30)	(0.32)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.38)
Total dividends and/or distributions to shareholders	(0.30)	(0.22)	(0.17)	(0.20)	(0.30)	(1.70)
Net asset value, end of period	$26.37	$23.97	$20.71	$20.88	$18.18	$14.56

Total Return, at Net Asset Value[3]	11.23%	16.87%	(0.01)%	16.11%	28.29%	(38.47)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$502,095	$481,089	$392,861	$469,720	$474,637	$432,360
Average net assets (in thousands)	$504,239	$466,231	$426,354	$454,937	$430,517	$670,994
Ratios to average net assets:[4]
Net investment income	0.98%	1.12%	0.79%	0.93%	1.35%	1.42%
Total expenses[5]	0.78%	0.78%	0.78%	0.78%	0.78%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.78%	0.78%	0.78%	0.78%	0.78%	0.66%
Portfolio turnover rate	21%	37%	38%	45%	128%	132%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.78%
Year Ended December 31, 2012	0.78%
Year Ended December 30, 2011	0.78%
Year Ended December 31, 2010	0.78%
Year Ended December 31, 2009	0.78%
Year Ended December 31, 2008	0.66%

See accompanying Notes to Financial Statements.

11    OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$23.78	$20.53	$20.71	$18.04	$14.42	$25.38
Income (loss) from investment operations:
Net investment income[2]	0.09	0.20	0.11	0.13	0.17	0.24
Net realized and unrealized gain (loss)	2.55	3.20	(0.17)	2.70	3.70	(9.56)
Total from investment operations	2.64	3.40	(0.06)	2.83	3.87	(9.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.15)	(0.12)	(0.16)	(0.25)	(0.26)
Distributions from net realized gain	0.00	0.00	0.00	0.00	0.00	(1.38)
Total dividends and/or distributions to shareholders	(0.23)	(0.15)	(0.12)	(0.16)	(0.25)	(1.64)
Net asset value, end of period	$26.19	$23.78	$20.53	$20.71	$18.04	$14.42

Total Return, at Net Asset Value[3]	11.08%	16.61%	(0.32)%	15.83%	27.99%	(38.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$867,161	$869,372	$1,003,184	$1,185,456	$1,154,210	$1,020,103
Average net assets (in thousands)	$896,075	$913,871	$1,094,254	$1,193,630	$1,029,909	$1,268,430
Ratios to average net assets:[4]
Net investment income	0.73%	0.85%	0.54%	0.68%	1.10%	1.20%
Total expenses[5]	1.03%	1.03%	1.03%	1.03%	1.03%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.03%	1.03%	1.03%	1.03%	0.91%
Portfolio turnover rate	21%	37%	38%	45%	128%	132%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.03%
Year Ended December 31, 2012	1.03%
Year Ended December 30, 2011	1.03%
Year Ended December 31, 2010	1.03%
Year Ended December 31, 2009	1.03%
Year Ended December 31, 2008	0.91%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $171,704,991 of capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $1,084,089. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$7,541,964
2016	2,513,988
2017	196,457,778

Total	$206,513,730

Of these losses, $10,055,952 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $2,513,988 per year.

13    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $134,078,075 expiring by 2017. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $72,435,655 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$966,773,569

Gross unrealized appreciation	$412,643,164
Gross unrealized depreciation	(4,358,992)

Net unrealized appreciation	$408,284,172

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

14    OPPENHEIMER MAIN STREET FUND/VA

1. Significant Accounting Policies (Continued)

liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

15    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$99,799,924	$—	$—	$99,799,924
Consumer Staples	127,927,330	21,549,704	—	149,477,034
Energy	116,146,530	—	—	116,146,530
Financials	284,543,325	—	—	284,543,325
Health Care	199,258,602	14,635,140	—	213,893,742
Industrials	151,671,156	—	—	151,671,156
Information Technology	299,884,196	—	—	299,884,196
Materials	34,147,528	—	—	34,147,528
Telecommunication Services	10,043,976	—	—	10,043,976
Investment Company	15,450,330	—	—	15,450,330

Total Assets	$1,338,872,897	$36,184,844	$—	$1,375,057,741

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(5,364,390)	$5,364,390

Total Assets	$(5,364,390)	$5,364,390

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

16    OPPENHEIMER MAIN STREET FUND/VA

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	644,164	$16,996,672	1,232,469	$28,052,495
Dividends and/or distributions reinvested	211,118	5,738,189	209,174	4,702,221
Acquisition—Note 6	—	—	3,253,848	77,116,190
Redeemed	(1,886,114)	(49,131,680)	(3,592,251)	(82,456,082)

Net increase (decrease)	(1,030,832)	$(26,396,819)	1,103,240	$27,414,824

Service Shares
Sold	326,859	$8,127,217	1,461,740	$33,302,188
Dividends and/or distributions reinvested	283,631	7,658,029	264,967	5,916,709
Redeemed	(4,064,668)	(104,712,335)	(14,016,400)	(314,147,824)

Net decrease	(3,454,178)	$(88,927,089)	(12,289,693)	$(274,928,927)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$288,353,820	$401,804,532

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months June 28, 2013, the Manager waived fees and/or reimbursed the Fund $197 for Non-Service shares.

17    OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $7,214 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Acquisition of Growth Portfolio

On April 26, 2012, the Fund acquired all of the net assets of Growth Portfolio, pursuant to an Agreement and Plan of Reorganization approved by the Growth Portfolio shareholders on April 20, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses. The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes. Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Growth Portfolio	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on April 26, 2012[1]
Non-Service Shares	0.0953467932	3,253,848	$77,116,190	$517,094,352

1. The net assets acquired included net unrealized appreciation of $18,020,315 and an unused capital loss carryforward of $35,875,587, potential utilization subject to tax limitations.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts:

Net investment income	$13,227,862
Net loss on investments	209,238,968
Net increase in net assets resulting from operations	222,466,830

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

18    OPPENHEIMER MAIN STREET FUND/VA

7. Pending Litigation (Continued)

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

19    OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS UNAUDITED

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20    OPPENHEIMER MAIN STREET FUND/VA

OPPENHEIMER MAIN STREET FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Manind Govil, Vice President
Benjamin Ram, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

Oppenheimer Main Street Small Cap Fund®/VA* A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

* Prior to 4/30/13, the Fund’s name was Oppenheimer Main Street Small- & Mid-Cap Fund®/VA

Portfolio Managers: Matthew P. Ziehl, CFA, Raymond Anello, CFA, Raman Vardharaj, CFA, Joy Budzinski, Kristin Ketner Pak, Magnus Krantz and Adam Weiner1

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[2]
Non-Service Shares	19.51%
Service Shares	19.32
Average Annual Total Returns For the Periods Ended 6/28/13[2]
	1-Year	5-Year	10-Year
Non-Service Shares	28.50%	9.80%	10.41%
Service Shares	28.18%	9.52%	10.14%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Effective April 2013.

2. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS
Dana Holding Corp.	2.4%
Home Loan Servicing Solutions Ltd.	2.1
LaSalle Hotel Properties	2.1
Financial Engines, Inc.	2.0
EPL Oil & Gas, Inc.	2.0
Robert Half International, Inc.	2.0
Hatteras Financial Corp.	1.9
Nu Skin Enterprises, Inc., Cl. A	1.8
KAR Auction Services, Inc.	1.7
Waste Connections, Inc.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

2        OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 19.51% during the period, outperforming the Russell 2000 Index (the “Index”), which returned 15.86%. The Fund outperformed the Index in eight out of ten sectors this period, led by favorable stock selection in the health care, energy and financials sectors. The Fund underperformed the Index in the information technology sector, due to weaker relative stock selection. The Fund also outperformed the Russell 2500 Index, which returned 15.42%. The Fund changed its performance benchmark from the Russell 2500 Index to the Russell 2000 Index, which it believes is a more appropriate measure of the Fund’s performance.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve (the “Fed”) appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and interest rate sensitive sectors, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

The top three performing stocks for the Fund this period were Financial Engines, Inc. and energy stocks EPL Oil & Gas, Inc. and Renewable Energy Group, Inc. Financial Engines provides financial advice, portfolio management and retirement assessment services. In what was a strong period for the financials sector, Financial Engines released a solid earnings report and beat analysts’ revenue expectations. EPL Oil & Gas is an independent oil and natural gas exploration and production company. Oil production rose in its first quarter, which was the first full quarter following the company’s acquisition of Gulf of Mexico oil and gas assets from Hilcorp late last year. Renewable Energy Group is a producer of biodiesel in the U.S. It was a positive period for biofuel companies, and Renewable Energy Group reported positive earnings and record production for its first quarter.

Also benefiting performance were Santarus, Inc. and Nu Skin Enterprises, Inc. Santarus is a specialty biopharmaceutical company focused on products for the prevention and treatment of gastrointestinal diseases and disorders. Strong sales of Santarus’ Zegerid and Uceris drugs helped drive its stock price higher. Nu Skin Enterprises is a developer of anti-aging personal care products and nutritional supplements. Strong demand for the company’s products, especially in Asia, helped drive performance.

TOP INDIVIDUAL DETRACTORS

Three of the most significant detractors from performance were in the information technology sector: Aruba Networks, Inc., Fortinet, Inc. and TIBCO Software Inc. Fundamentals of many technology companies continued to suffer from the macroeconomic headwinds impacting enterprise spending. Networking company Aruba Networks’ earnings growth may have also been hurt due to discounting by competitor Cisco Systems. As of period-end we have eliminated our holdings of Aruba’s stock. Lackluster enterprise spending, particularly by service providers, resulted in a billings miss for Fortinet, a provider of network security solutions. We have maintained our position as we believe the secular outlook for network security remains favorable. Macroeconomic headwinds, resulting in sluggish business spending, negatively impacted the progression and timing of sales for many software companies during the period, including TIBCO. We have seen from similar enterprise software companies’ results that the information technology spending environment is challenged. While we believe TIBCO remains well positioned for secular growth in the big data and analytics sectors, we have lessened our exposure to this stock.

STRATEGY & OUTLOOK

We believe the Fed is acting appropriately by signaling that eventually it will lessen its monetary support of our expanding economy. While the market declined after the Fed’s comments, what seemed to be missing from the market’s response was the realization that when rates do rise – this should be a reflection of a strong economy. And this, in combination with the likelihood, in our view, that the Fed will be “tapering” later than currently feared, has set-up a potentially attractive investment opportunity in domestic equities. Company fundamentals are better than at prior nominal highs in the market. And, as has been well documented throughout this tepid recovery, corporations have been very cautious about spending money – largely reflecting uncertainty about the economic and political outlook. This cautious behavior has resulted in a massive build-up of cash on corporate balance sheets which has greatly improved the fundamental health of many companies. As the economy improves and managements’ uncertainty lifts, these cash balances have the potential to be used in a constructive manner which may support rising equity valuations.

Domestically, housing has momentum and job creation, while not robust, at least continues. We expect that company fundamentals will continue to show improvement – especially as companies tap into the large cash reserves that have been built-up. These factors have the potential to drive equity prices higher;

3                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Performance Discussion       Continued

however, rarely does the market appreciate on a straight upward trajectory. While we are not predicting a market correction, we do believe that the market may return to experiencing greater volatility.

Given this backdrop, our approach remains consistent. We aim to construct an “all weather” portfolio by targeting companies that we believe have: 1) sustainable competitive advantages; 2) skilled management with a proven track record of executing effectively; and 3) financial resources to generate improving profitability, gain market share, and/or return significant capital to shareholders. During volatile economic times such companies often widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,195.10	$4.31
Service shares	1,000.00	1,193.20	5.66

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.60	3.97
Service shares	1,000.00	1,019.37	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS     June 28, 2013* / Unaudited

	Shares	Value		Shares	Value
Common Stocks—98.0%			Biotechnology (Continued)
Consumer Discretionary—12.7%			Medivation, Inc.[1]	80,842	$3,977,426
Auto Components—2.4%			Merrimack Pharmaceuticals, Inc.[1]	515,010	3,466,017
Dana Holding Corp.	1,273,855	$24,534,447	Sarepta Therapeutics, Inc.[1]	113,290	4,310,685
Distributors—0.5%					25,854,054
Pool Corp.	102,559	5,375,117	Health Care Equipment & Supplies—1.7%
Diversified Consumer Services—0.8%			DexCom, Inc.[1]	395,660	8,882,567
LifeLock, Inc.[1]	706,130	8,268,782	Greatbatch, Inc.[1]	243,391	7,980,791
Hotels, Restaurants & Leisure—3.8%					16,863,358
Brinker International, Inc.	343,850	13,558,005	Health Care Providers & Services—5.6%
Dunkin’ Brands Group, Inc.	258,933	11,087,511	HealthSouth Corp.[1]	596,890	17,190,432
Texas Roadhouse, Inc., Cl. A	577,340	14,445,047	Team Health Holdings, Inc.[1]	310,470	12,751,003
		39,090,563	Vanguard Health Systems, Inc.[1]	556,670	11,545,336
Household Durables—0.5%			WellCare Health Plans, Inc.[1]	289,131	16,061,227
Toll Brothers, Inc.[1]	172,360	5,624,107			57,547,998
Media—1.3%			Pharmaceuticals—1.7%
Imax Corp.[1]	554,956	13,796,206	Questcor Pharmaceuticals, Inc.	115,180	5,236,083
Specialty Retail—3.4%			Santarus, Inc.[1]	599,240	12,614,002
Monro Muffler Brake, Inc.	160,219	7,698,523			17,850,085
Pier 1 Imports, Inc.	733,430	17,228,271	Industrials—18.8%
Signet Jewelers Ltd.	147,670	9,957,388	Aerospace & Defense—0.8%
		34,884,182	B/E Aerospace, Inc.[1]	124,600	7,859,768
Consumer Staples—3.4%			Air Freight & Couriers—0.8%
Food Products—1.6%			Hub Group, Inc., Cl. A1	227,978	8,302,959
Flowers Foods, Inc.	763,140	16,827,237	Commercial Services & Supplies—5.3%
Personal Products—1.8%			ACCO Brands Corp.[1]	1,592,917	10,130,952
Nu Skin Enterprises, Inc., Cl. A	301,380	18,420,346	KAR Auction Services, Inc.	789,840	18,063,641
Energy—5.2%			Mobile Mini, Inc.[1]	290,570	9,632,396
Oil, Gas & Consumable Fuels—5.2%			Waste Connections, Inc.	429,690	17,677,447
CVR Energy, Inc., Escrow Shares[1,2]	43,316	—			55,504,436
EPL Oil & Gas, Inc.[1]	700,707	20,572,758	Construction & Engineering—1.8%
PAA Natural Gas Storage LP	278,333	5,856,126	AECOM Technology Corp.[1]	272,543	8,664,142
Renewable Energy Group, Inc.[1]	884,198	12,582,138	KBR, Inc.	330,211	10,731,857
Western Refining, Inc.	523,881	14,705,340			19,395,999
		53,716,362	Electrical Equipment—1.0%
Financials—25.4%			General Cable Corp.	152,190	4,679,842
Capital Markets—2.9%			Regal-Beloit Corp.	75,979	4,926,478
Financial Engines, Inc.	452,213	20,616,391			9,606,320
WisdomTree Investments, Inc.[1]	840,130	9,720,304	Machinery—2.3%
		30,336,695	Greenbrier Cos, Inc.[1]	528,549	12,880,739
Commercial Banks—6.4%			Wabtec Corp.	217,698	11,631,604
BankUnited, Inc.	414,775	10,788,298			24,512,343
CapitalSource, Inc.	1,174,649	11,018,208	Professional Services—3.5%
First Niagara Financial Group, Inc.	1,608,400	16,196,588	Korn/Ferry International[1]	817,321	15,316,596
FirstMerit Corp.	787,336	15,770,340	Robert Half International, Inc.	611,815	20,330,612
Webster Financial Corp.	517,440	13,287,859			35,647,208
		67,061,293	Road & Rail—2.2%
Insurance—1.2%			Old Dominion Freight Line, Inc.[1]	278,471	11,589,963
AmTrust Financial Services, Inc.	359,586	12,837,220	Swift Transportation Co., Cl. A1	655,904	10,848,652
Real Estate Investment Trusts (REITs)—10.4%					22,438,615
Apollo Commercial Real Estate Finance, Inc.	763,191	12,119,473	Transportation Infrastructure—1.1%
Ares Commercial Real Estate Corp.	312,769	4,006,571	Wesco Aircraft Holdings, Inc.[1]	618,220	11,480,345
Chatham Lodging Trust	604,470	10,384,794	Information Technology—11.3%
Hatteras Financial Corp.	784,030	19,318,499	Communications Equipment—1.1%
LaSalle Hotel Properties	873,196	21,567,941	Finisar Corp.[1]	699,111	11,849,931
Mid-America Apartment Communities, Inc.	252,645	17,121,752	Internet Software & Services—1.3%
Redwood Trust, Inc.	389,800	6,626,600	j2 Global, Inc.	185,213	7,873,405
Starwood Property Trust, Inc.	658,372	16,294,707	Liquidity Services, Inc.[1]	153,290	5,314,564
		107,440,337			13,187,969
Thrifts & Mortgage Finance—4.5%			IT Services—0.9%
Flagstar Bancorp, Inc.[1]	479,470	6,693,401	MAXIMUS, Inc.	128,735	9,588,183
Home Loan Servicing Solutions Ltd.	916,920	21,978,572	Semiconductors & Semiconductor Equipment—3.9%
Ocwen Financial Corp.[1]	240,040	9,894,449	Cavium, Inc.[1]	357,300	12,637,701
Oritani Financial Corp.	524,240	8,220,083	Semtech Corp.[1]	420,828	14,741,605
		46,786,505	Skyworks Solutions, Inc.[1]	594,539	13,014,459
Health Care—11.5%					40,393,765
Biotechnology—2.5%			Software—4.1%
Achillion Pharmaceuticals, Inc.[1]	411,829	3,368,761	Fortinet, Inc.[1]	697,521	12,206,617
Cepheid, Inc.[1]	175,180	6,029,696	Guidewire Software, Inc.[1]	233,360	9,812,788
Keryx Biopharmaceuticals, Inc.[1]	629,380	4,701,469	ServiceNow, Inc.[1]	205,330	8,293,279
			Splunk, Inc.[1]	140,230	6,501,063

6                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited / Continued

	Shares	Value		Shares	Value

Software (Continued)			Utilities—0.6%

TIBCO Software, Inc.[1]	250,086	$5,351,840	Water Utilities—0.6%

		42,165,587	Aqua America, Inc.	194,833	$6,096,326

Materials—9.1%			Total Common Stocks

Chemicals—2.8%			(Cost $796,458,439)		1,013,794,694
A. Schulman, Inc.	348,428	9,344,839

Cytec Industries, Inc.	109,478	8,019,263	Investment Company—1.9%

W.R. Grace & Co.[1]	138,700	11,656,348	Oppenheimer Institutional Money

		29,020,450	Market Fund, Cl. E, 0.11%[3,4]

Containers & Packaging—1.4%			(Cost $19,793,297)	19,793,297	19,793,297

Packaging Corp. of America	285,220	13,964,371	Total Investments, at Value

Metals & Mining—2.8%			(Cost $816,251,736)	99.9%	1,033,587,991

Century Aluminum Co.[1]	977,090	9,067,395	Assets in Excess of Other Liabilities	0.1	743,812

Compass Minerals International, Inc.	94,804	8,013,782	Net Assets	100.0%	$1,034,331,803

Kaiser Aluminum Corp.	180,050	11,152,297

		28,233,474

Paper & Forest Products—2.1%
Boise Cascade Co.[1]	182,470	4,636,563

P.H. Glatfelter Co.	669,131	16,795,188

		21,431,751

Footnotes to Statement of Investments

*June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. Escrow shares received as a result of issuer reorganization.

3. Rate shown is the 7-day yield as of June 28, 2013.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	13,103,742	223,039,669	216,350,114	19,793,297

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$19,793,297	$17,869

See accompanying Notes to Financial Statements.

7                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $796,458,439)	$1,013,794,694
Affiliated companies (cost $19,793,297)	19,793,297

1,033,587,991

Cash	15,957
Receivables and other assets:
Investments sold	5,547,424
Dividends	1,961,311
Other	37,908

Total assets	1,041,150,591
Liabilities
Payables and other liabilities:
Investments purchased	4,935,474
Shares of beneficial interest redeemed	1,453,800
Distribution and service plan fees	189,184
Shareholder communications	112,958
Transfer and shareholder servicing agent fees	78,627
Trustees’ compensation	29,168
Other	19,577

Total liabilities	6,818,788
Net Assets	$1,034,331,803

Composition of Net Assets
Par value of shares of beneficial interest	$44,232
Additional paid-in capital	728,065,271
Accumulated net investment income	3,803,947
Accumulated net realized gain on investments	85,082,098
Net unrealized appreciation on investments	217,336,255

Net Assets	$1,034,331,803

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $110,534,008 and 4,691,263 shares of beneficial interest outstanding)	$23.56

Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $923,797,795 and 39,540,408 shares of beneficial interest outstanding)	$23.36

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS      For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies	$8,862,890
Affiliated companies	17,869

Interest	17

Total investment income	8,880,776

Expenses
Management fees	3,409,512

Distribution and service plan fees–Service shares	1,123,837

Transfer and shareholder servicing agent fees:
Non-Service shares	49,980
Service shares	449,231

Shareholder communications:
Non-Service shares	5,228
Service shares	47,120

Custodian fees and expenses	3,701

Trustees’ compensation	29,888

Other	51,657

Total expenses	5,170,154
Less waivers and reimbursements of expenses	(14,637)

Net expenses	5,155,517

Net Investment Income	3,725,259

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	87,156,705

Net change in unrealized appreciation/depreciation on investments	85,797,617

Net Increase in Net Assets Resulting from Operations	$176,679,581

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012

Operations
Net investment income	$3,725,259	$7,763,392

Net realized gain	87,156,705	96,274,108

Net change in unrealized appreciation/depreciation	85,797,617	44,253,351

Net increase in net assets resulting from operations	176,679,581	148,290,851

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(978,471)	(465,213)
Service shares	(6,606,600)	(2,756,105)

	(7,585,071)	(3,221,318)

Distributions from net realized gain:
Non-Service shares	(1,288,110)	—
Service shares	(11,405,204)	—

	(12,693,314)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	7,885,062	(5,485,155)
Service shares	(67,141,786)	(72,871,133)

	(59,256,724)	(78,356,288)

Net Assets
Total increase	97,144,472	66,713,245

Beginning of period	937,187,331	870,474,086

End of period (including accumulated net investment income of $3,803,947 and $7,663,759, respectively)	$1,034,331,803	$937,187,331

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$20.14	$17.17	$17.66	$14.40	$10.65	$18.20

Income (loss) from investment operations:
Net investment income[2]	0.11	0.21	0.10	0.10	0.08	0.12
Net realized and unrealized gain (loss)	3.82	2.87	(0.48)	3.25	3.78	(6.73)

Total from investment operations	3.93	3.08	(0.38)	3.35	3.86	(6.61)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.11)	(0.11)	(0.09)	(0.11)	(0.08)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	(0.86)

Total dividends and/or distributions to shareholders	(0.51)	(0.11)	(0.11)	(0.09)	(0.11)	(0.94)

Net asset value, end of period	$23.56	$20.14	$17.17	$17.66	$14.40	$10.65

Total Return, at Net Asset Value[3]	19.51%	17.99%	(2.21)%	23.41%	37.20%	(37.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$110,534	$87,267	$79,722	$95,576	$81,814	$58,478

Average net assets (in thousands)	$101,385	$83,790	$86,796	$88,063	$69,585	$80,406

Ratios to average net assets:[4]
Net investment income	0.97%	1.09%	0.58%	0.68%	0.71%	0.80%
Total expenses[5]	0.80%	0.83%	0.83%	0.85%	0.91%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.82%	0.75%

Portfolio turnover rate	45%	92%	108%	73%	140%	130%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	0.80%
Year Ended December 31, 2012	0.83%
Year Ended December 30, 2011	0.83%
Year Ended December 31, 2010	0.85%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.75%

See accompanying Notes to Financial Statements.

11                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008

Per Share Operating Data
Net asset value, beginning of period	$19.96	$17.02	$17.50	$14.28	$10.54	$18.03

Income (loss) from investment operations:
Net investment income[2]	0.08	0.15	0.06	0.07	0.05	0.08
Net realized and unrealized gain (loss)	3.78	2.85	(0.47)	3.21	3.76	(6.67)

Total from investment operations	3.86	3.00	(0.41)	3.28	3.81	(6.59)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.06)	(0.07)	(0.06)	(0.07)	(0.04)
Distributions from net realized gain	(0.29)	0.00	0.00	0.00	0.00	(0.86)

Total dividends and/or distributions to shareholders	(0.46)	(0.06)	(0.07)	(0.06)	(0.07)	(0.90)

Net asset value, end of period	$23.36	$19.96	$17.02	$17.50	$14.28	$10.54

Total Return, at Net Asset Value[3]	19.32%	17.67%	(2.38)%	23.06%	36.88%	(38.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$923,798	$849,920	$790,752	$859,710	$662,347	$551,644

Average net assets (in thousands)	$911,651	$836,487	$823,201	$730,069	$612,651	$769,150

Ratios to average net assets:[4]
Net investment income	0.72%	0.82%	0.34%	0.45%	0.47%	0.52%
Total expenses[5]	1.05%	1.08%	1.08%	1.10%	1.15%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.05%	1.05%	1.05%	1.07%	0.99%

Portfolio turnover rate	45%	92%	108%	73%	140%	130%
1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.05%
Year Ended December 31, 2012	1.08%
Year Ended December 30, 2011	1.08%
Year Ended December 31, 2010	1.10%
Year Ended December 31, 2009	1.15%
Year Ended December 31, 2008	0.99%

See accompanying Notes to Financial Statements.

12                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS          Unaudited

1. Significant Accounting Policies

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”), formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $81,263,761 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$817,964,202

Gross unrealized appreciation	$226,961,830
Gross unrealized depreciation	(11,338,041)

Net unrealized appreciation	$215,623,789

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not

13                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS        Unaudited / Continued

1. Significant Accounting Policies (Continued)

materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

14                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS        Unaudited / Continued

2. Securities Valuation (Continued)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

15                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$131,573,405	$—	$—	$131,573,405
Consumer Staples	35,247,583	—	—	35,247,583
Energy	53,716,362	—	—	53,716,362
Financials	264,462,050	—	—	264,462,050
Health Care	118,115,495	—	—	118,115,495
Industrials	194,747,993	—	—	194,747,993
Information Technology	117,185,435	—	—	117,185,435
Materials	92,650,046	—	—	92,650,046
Utilities	6,096,325	—	—	6,096,325
Investment Company	19,793,297	—	—	19,793,297

Total Assets	$1,033,587,991	$—	$—	$1,033,587,991

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	978,295	$22,210,446	1,076,459	$20,632,430
Dividends and/or distributions reinvested	95,275	2,266,581	25,160	465,213
Redeemed	(715,261)	(16,591,965)	(1,410,970)	(26,582,798)

Net increase (decrease)	358,309	$7,885,062	(309,351)	$(5,485,155)

Service Shares
Sold	1,700,035	$38,201,720	4,633,662	$87,048,768
Dividends and/or distributions reinvested	763,535	18,011,804	150,278	2,756,105
Redeemed	(5,514,205)	(123,355,310)	(8,665,817)	(162,676,006)

Net decrease	(3,050,635)	$(67,141,786)	(3,881,877)	$(72,871,133)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$437,637,429	$525,980,424

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $ 200 million	0.75%
Next $ 200 million	0.72
Next $ 200 million	0.69
Next $ 200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

16                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS        Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $1,143 for Non-Service shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $13,494 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in

17                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS      Unaudited / Continued

6. Pending Litigation (Continued)

AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

18                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS        Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19                OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

A Series of Oppenheimer Variable Account Funds

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Matthew P. Ziehl, Vice President
Raymond Anello, Vice President
Raman Vardharaj, Vice President
Joy Budzinski, Vice President
Kristin Ketner Pak, Vice President
Magnus Krantz, Vice President
Adam Weiner, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and	OFI Global Asset Management, Inc.
Shareholder
Servicing Agent

Sub-Transfer	Shareholder Services, Inc.
Agent	DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013
Oppenheimer Money Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements

Portfolio Managers: Christopher Proctor, CFA and Adam S. Wilde1

Current Yield

For the 7-Day Period Ended 6/28/132

With Compounding	0.01%
Without Compounding	0.01%
For the 6-Month Period Ended 6/28/13[2]
With Compounding	0.01%
Without Compounding	0.01%

The performance data quoted represents past performance, which does not guarantee future results. Yields are annualized and include dividends in a hypothetical investment for the periods shown. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Adam S. Wilde became a Portfolio Manager in July 2013.

2. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

Portfolio Allocation
Short-Term Notes/Commercial Paper	46.5%
Certificates of Deposit	29.5
Direct Bank Obligations	17.5
U.S. Government Obligations	6.5

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

2    OPPENHEIMER MONEY FUND/VA

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows during the period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed’s aggressively accommodative monetary policy appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the period. Prior to the start of the period, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, the European Central Bank’s commitment to support the euro as the European Union’s common currency bolstered optimism. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted economic policies and the central bank announced a massive quantitative easing program.

However, later in the period, the Fed appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and with interest rate sensitivity, experienced spillover effects as a result.

PORTFOLIO STRATEGY

We continued to emphasize liquidity and safety in the reporting period, favoring U.S. Treasury securities and bank obligations in the United States and Canada, while avoiding some of the European banks that we feel still may be affected by the region’s economic downturn. We also found relatively attractive opportunities in short-dated commercial paper issued by financially stable corporations, as well as from asset-backed commercial paper and municipal variable rate demand notes. These types of short-term securities did not experience as much yield compression as other liquidity instruments, such as repurchase agreements, during the period.

As the period was characterized by declining short term interest rates, we managed the Fund’s weighted average maturity toward the longer end of its range in an effort to capture higher yields from longer dated instruments. Consequently, as of the end of the reporting period, the Fund’s weighted average maturity was slightly longer than industry averages.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. economic data and improvement in European bank funding ability, the pace of economic improvement continues to suggest that the Fed will be measured in its approach to tightening monetary policy, and that money market rates will continue to remain low by historical standards for the foreseeable future. Accordingly, we will remain focused on capital preservation and liquidity as the economic situation develops.

Additionally, we expect that U.S. regulators will propose rules soon to further strengthen money market funds during times of market stresses. We look forward to engaging in the regulatory process as it unfolds the remainder of this year and into 2014.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3    OPPENHEIMER MONEY FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
	$1,000.00	$1,000.10	$1.18

Hypothetical
(5% return before expenses)
	1,000.00	1,023.34	1.19

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Expense Ratio
0.24%

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4    OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Certificates of Deposit—29.4%
Yankee Certificates of Deposit—29.4%
Bank of Montreal, Chicago:
0.12%	7/1/13	7/1/13	$4,600,000	$4,600,000
0.18%	9/5/13	9/5/13	3,900,000	3,900,000
Bank of Nova Scotia, Houston TX:
0.20%[1]	7/1/13	7/9/13	1,200,000	1,200,000
0.22%	11/13/13	11/13/13	1,200,000	1,200,000
0.23%	10/7/13	10/7/13	1,000,000	1,000,000
BNP Paribas, New York, 0.74%	1/15/14	1/15/14	2,250,000	2,250,000
Canadian Imperial Bank of Commerce NY, 0.06%	7/2/13	7/2/13	6,500,000	6,500,000
DnB Bank ASA NY:
0.18%	9/12/13	9/12/13	2,000,000	2,000,000
0.185%	8/14/13	8/14/13	2,300,000	2,300,000
0.185%	8/20/13	8/20/13	1,000,000	1,000,000
Nordea Bank Finland plc, New York:
0.22%	11/18/13	11/18/13	1,000,000	1,000,000
0.23%	11/15/13	11/15/13	6,000,000	6,000,000
Royal Bank of Canada, New York:
0.303%[1]	7/24/13	6/24/14	3,000,000	3,000,000
0.32%[1]	7/1/13	2/3/14	2,000,000	2,000,000
Svenska Handelsbanken, New York:
0.21%	9/20/13	9/20/13	1,300,000	1,300,029
0.22%	7/12/13	7/12/13	2,700,000	2,700,000
0.22%	7/19/13	7/19/13	2,500,000	2,500,000
Toronto Dominion Bank, New York:
0.14%	7/8/13	7/8/13	1,750,000	1,750,004
0.24%	9/27/13	9/27/13	4,000,000	4,000,000
0.26%	1/6/14	1/6/14	2,000,000	2,000,000
Wells Fargo Bank NA, 0.248%	7/1/13	5/1/14	2,500,000	2,500,000
Total Certificates of Deposit (Cost $54,700,033)				54,700,033
Direct Bank Obligations—17.4%
Bank of Nova Scotia, New York, 0.07%	7/3/13	7/3/13	5,400,000	5,399,979
National Australia Funding (Delaware), Inc., 0.25%[2]	7/8/13	7/8/13	3,000,000	2,999,854
Nordea North America, Inc., 0.20%	8/13/13	8/13/13	1,000,000	999,761
Skandinaviska Enskilda BankenAB:
0.20%[2]	9/4/13	9/4/13	1,500,000	1,499,458
0.20%[2]	9/19/13	9/19/13	5,800,000	5,797,422
Swedbank AB:
0.20%	8/28/13	8/28/13	7,000,000	6,997,745
0.20%	8/27/13	8/27/13	1,300,000	1,299,588
Westpac Banking Corp.:
0.329%[1,2,3]	7/9/13	1/9/14	5,400,000	5,400,000
0.34%[1,2]	7/1/13	10/31/13	2,000,000	2,000,402
Total Direct Bank Obligations (Cost $32,394,209)				32,394,209
Short-Term Notes/Commercial Paper—46.2%
Capital Markets—1.9%
BNP Paribas Finance, Inc., 0.25%	9/12/13	9/12/13	3,500,000	3,498,226
Diversified Financial Services—3.8%
General Electric Capital Corp.:
0.23%	11/25/13	11/25/13	5,000,000	4,995,304
0.23%	10/28/13	10/28/13	2,000,000	1,998,479
				6,993,783
Leasing & Factoring—6.5%
American Honda Finance Corp.:
0.293%[1,3]	9/5/13	12/5/13	1,000,000	1,000,000
0.305%[1,3]	8/8/13	11/8/13	1,500,000	1,500,000
0.353%[1,3]	8/2/13	8/2/13	1,500,000	1,500,000
Toyota Motor Credit Corp.:
0.234%	7/1/13	2/25/14	2,500,000	2,500,000
0.301%	10/25/13	10/25/13	2,500,000	2,497,583
0.31%	7/17/13	7/17/13	3,300,000	3,299,546
				12,297,129
Municipal—1.2%
San Antonio, TX Industrial Development Authority Revenue Bonds,
Tindall Corp. Project, 0.25%[1]	7/5/13	7/5/13	2,300,000	2,300,000

5    OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value
Oil, Gas & Consumable Fuels—3.3%
Total Capital SA, 0.05%[2]	7/1/13	7/1/13	$6,100,000	$6,100,000
Receivables Finance—17.6%
Alpine Securitization Corp.:
0.10%	7/1/13	7/1/13	5,800,000	5,800,000
0.10%	7/3/13	7/3/13	3,100,000	3,099,983
Barton Capital Corp., 0.27%[2]	7/28/13	11/5/13	2,000,000	2,000,000
Gemini Securitization Corp., 0.10%[2]	7/1/13	7/1/13	9,000,000	9,000,000
Gotham Funding Corp., 0.17%[2]	7/11/13	7/11/13	1,200,000	1,199,943
Jupiter Securitization Co. LLC:
0.26%[2]	9/18/13	9/18/13	2,500,000	2,498,574
0.26%[2]	10/1/13	10/1/13	1,000,000	999,336
Market Street Funding LLC:
0.16%[2]	7/9/13	7/9/13	1,251,000	1,250,955
0.17%[2]	8/7/13	8/7/13	1,225,000	1,224,786
0.185%[2]	8/19/13	8/19/13	1,800,000	1,799,547
0.20%[2]	7/10/13	7/10/13	1,000,000	999,950
Old Line Funding Corp.:
0.25%[2]	12/18/13	12/18/13	1,000,000	998,819
0.25%[2]	10/21/13	10/21/13	2,000,000	1,998,445
				32,870,338
Special Purpose Financial—11.9%
Anglesea Funding LLC, 0.25%[3]	7/1/13	7/1/13	2,000,000	2,000,000
Collateralized Commercial Paper II Co. LLC, 0.401%[3]	7/16/13	7/16/13	4,500,000	4,499,250
Concord Minutemen Cap. Corp. LLC:
0.22%	8/8/13	8/8/13	2,000,000	1,999,536
0.22%	8/12/13	8/12/13	2,700,000	2,699,307
0.23%	7/15/13	7/15/13	4,100,000	4,099,633
Legacy Capital LLC, 0.23%	7/2/13	7/2/13	1,000,000	999,994
Lexington Parker Capital Co. LLC, 0.23%[2]	7/8/13	7/8/13	5,000,000	4,999,776
Ridgefield Funding Co. LLC, 0.30%	8/12/13	8/12/13	1,000,000	1,000,000
				22,297,496
Total Short-Term Notes/Commercial Paper (Cost $86,356,972)				86,356,972
U.S. Government Obligations—6.4%
U.S. Treasury Nts.:
0.25%	2/28/14	2/28/14	1,000,000	1,000,408
0.375%	6/30/13	6/30/13	2,000,000	2,000,000
0.50%	10/15/13	10/15/13	2,500,000	2,502,161
0.75%	9/15/13	9/15/13	1,000,000	1,001,075
1.00%	1/15/14	1/15/14	1,500,000	1,506,559
1.00%	7/15/13	7/15/13	1,000,000	1,000,292
1.75%	1/31/14	1/31/14	1,000,000	1,009,055
3.375%	7/31/13	7/31/13	1,000,000	1,002,600
4.25%	8/15/13	8/15/13	1,000,000	1,004,974
Total U.S. Government Obligations (Cost $12,027,124)				12,027,124
Total Investments, at Value (Cost $185,478,338)			99.4%	185,478,338
Assets in Excess of Other Liabilities			0.6	1,051,589
Net Assets			100.0	$186,529,927

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

** The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Ruler 2a-7.

*** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $52,767,267 or 28.29% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,899,250 or 8.52% of the Fund’s net assets as of June 28, 2013.

See accompanying Notes to Financial Statements.

6    OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES June 28, 20131 Unaudited

Assets
Investments, at value (cost $185,478,338)—see accompanying statement of investments	$185,478,338
Cash	158,434
Receivables and other assets:
Shares of beneficial interest sold	1,391,733
Interest	87,753
Other	23,453
Total assets	187,139,711

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	558,974
Trustees’ compensation	13,981
Transfer and shareholder servicing agent fees	13,751
Shareholder communications	10,357
Dividends payable	362
Other	12,359
Total liabilities	609,784

Net Assets	$186,529,927

Composition of Net Assets
Par value of shares of beneficial interest	$186,519
Additional paid-in capital	186,337,258
Accumulated net investment income	4,044
Accumulated net realized gain on investments	2,106
Net Assets - applicable to 186,519,162 shares of beneficial interest outstanding	$186,529,927

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.00

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

7    OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Interest	$214,112

Expenses
Management fees	390,620
Transfer and shareholder servicing agent fees	86,809
Trustees’ compensation	14,166
Shareholder communications	9,049
Custodian fees and expenses	672
Other	25,051
Total expenses	526,367
Less waivers and reimbursements of expenses	(321,295)
Net expenses	205,072

Net Investment Income	9,040

Net Realized Gain on Investments	2,106

Net Increase in Net Assets Resulting from Operations	$11,146

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$9,040	$17,102
Net realized gain	2,106	6,472
Net increase in net assets resulting from operations	11,146	23,574

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(9,072)	(17,102)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:	12,099,528	10,448,459

Net Assets
Total increase	12,101,602	10,454,931
Beginning of period	174,428,325	163,973,394

End of period (including accumulated net investment income of $4,044 and $4,076, respectively)	$186,529,927	$174,428,325

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9    OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations-net investment income and net realized gain[2]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.00[3]	(0.03)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return, at Net Asset Value[4]	0.01%	0.01%	0.01%	0.03%	0.32%	2.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$186,530	$174,428	$163,973	$149,697	$180,955	$243,356
Average net assets (in thousands)	$175,163	$164,276	$156,127	$164,258	$218,079	$212,564
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	0.35%	2.72%
Total expenses	0.61%	0.62%	0.61%	0.61%	0.57%	0.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.24%	0.30%	0.29%	0.35%	0.48%	0.50%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

10    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Money Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

11    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$54,700,033	$—	$54,700,033
Direct Bank Obligations	—	32,394,209	—	32,394,209
Short-Term Notes/Commercial Paper	—	86,356,972	—	86,356,972
U.S. Government Obligations	—	12,027,124	—	12,027,124

Total Assets	$—	$185,478,338	$—	$185,478,338

12    OPPENHEIMER MONEY FUND/VA

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Sold	42,678,555	$42,678,555	75,194,128	$75,194,128
Dividends and/or distributions reinvested	9,072	9,072	17,102	17,102
Redeemed	(30,588,099)	(30,588,099)	(64,762,771)	(64,762,771)

Net increase	12,099,528	$12,099,528	10,448,459	$10,448,459

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Over $1.5 billion	0.375

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $225,775.

The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.50%. As a result of this limitation, the Manager waived $95,520 for the six months ended June 28, 2013.

Effective April 30, 2013, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of June 28, 2013, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date December 31, 2016
$113,904

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended June 28, 2013.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

13    OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Pending Litigation (Continued)

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

14    OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15    OPPENHEIMER MONEY FUND/VA

OPPENHEIMER MONEY FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013

Oppenheimer Global Strategic Income Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT

Fund Performance Discussion

Listing of Top Holdings

Financial Statements

OPPENHEIMER  GLOBAL STRATEGIC INCOME FUND/VA

Portfolio Managers: Arthur P. Steinmetz, Krishna Memani, Sara J. Zervos, Ph.D. and Jack Brown, CFA1.

Cumulative Total Returns For the 6-Month Period Ended 6/28/13[2]
Non-Service Shares	–2.36%
Service Shares	–2.54
Average Annual Total Returns For the Periods Ended 6/28/13[2]

	1-Year	5-Year	10-Year
Non-Service Shares	4.46%	5.09%	6.36%
Service Shares	4.11%	4.84%	6.05%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Jack Brown became a portfolio manager in April 2013.

2. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Consolidated Financial Statements.

Portfolio Allocation

* Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of investments.

Corporate Bonds & Notes—Top Ten Industries
Oil, Gas & Consumable Fuels	5.5%
Commercial Banks	3.8
Media	1.7
Diversified Telecommunication Services	1.7
Wireless Telecommunication Services	1.7
Hotels, Restaurants & Leisure	1.2
Metals & Mining	1.2
Aerospace & Defense	1.1
Electric Utilities	1.1
Capital Markets	1.0

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets.

2	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND  PERFORMANCE DISCUSSION

The Fund’s Non-Service shares returned -2.36% during the period, outperforming its Reference Index, which returned -3.08%. The Fund’s Reference Index is a customized weighted index currently comprised of 40% of the Citigroup Non-U.S. World Government Bond Index, 30% of the JPMorgan Domestic High Yield Index and 30% of the Barclays U.S. Aggregate Bond Index. The Fund produced a negative return in what was a difficult period for fixed-income markets, particularly over the second half of the period after the Federal Reserve (the “Fed”) discussed the eventual tapering of its quantitative easing program.

Global Market and Economic Environment

Early in the reporting period, the highly accommodative policies of central banks throughout the world and positive data surprises in the U.S. regarding housing and employment buoyed investor sentiment and helped send the equity markets to new highs, pressuring yields until European turmoil began to recapture the headlines. The situation in Europe began to worsen as the Cyprus banking crisis and election results in Italy hurt investor sentiment. The expectation of aggressive quantitative easing in Japan continued to push the yen lower, along with yields on the longer-term debt of that nation.

Over the second half of the period, positive economic data in the U.S. prompted the Fed to start talking about tapering its quantitative easing program, and both foreign and domestic fixed income markets reacted strongly. While interest rates increased in most developed markets, the magnitude of the reaction in emerging markets surprised many as rates in Mexico, Brazil, Russia and elsewhere rose faster than those in the U.S. While the rapid increase in rates in emerging markets was impacted by potential Fed tapering, we believe it was more so the result of a series of “liquidation events,” as investors such as hedge funds and commodity trading advisors (CTAs)1 unwound their momentum trades. While spikes in market volatility are seldom pleasant, the impact on international bonds this period was especially acute given the double whammy of rising rates and a rising U.S. dollar.

Fund Review

In this environment, very few fixed-income sectors performed positively. For the Fund, the largest positive contributors were high yield bonds and senior bank loans. The Fund benefited from overweight exposure to U.S. corporate bonds with below-investment-grade credit ratings. Returns were robust among credits rated B, B- and CCC+, which were areas of emphasis for the Fund. While senior bank loans performed positively for the Fund, they generally trailed their high yield fixed-income counterparts, leading us to reduce our exposure and reallocate the capital into high yield bonds and agency mortgages. We are looking to add exposure opportunistically in European credit and structured products, which became much more attractive as credit spreads widened when rates backed up. Also contributing positively for the Fund were an underweight position in developed markets bonds and our zero weight in the yen. If Japanese Prime Minister Shinzo Abe’s policies gain meaningful traction, it will most likely be through a falling yen, and we view the prospects for that currency as poor.

The most significant detractor from performance was our allocation to emerging markets, and particularly our exposure to emerging market debt denominated in local currencies. The rapid increase in rates in emerging markets coupled with the U.S. dollar appreciating against a host of foreign currencies resulted in declines. However, we believe many emerging markets have more policy flexibility than many investors realize, and after the recent selloff, valuations are much more attractive. We maintained our position at period end. Also detracting from performance were mortgage-backed securities (“MBS”), which suffered declines during the period. However, before the Fed began discussing tapering, we started reducing our position in MBS since we felt they were vulnerable to policy changes. Accordingly, we reduced the allocation to MBS by over 50% before the market rout, which limited the negative impact on performance. At period end, we remain comfortable with our remaining exposure in collateralized MBS, subprime

1. A CTA is an individual or organization who is retained by a fund or individual client to provide advice and services related to trading in futures contracts, commodity options and/or swaps.

3	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND  PERFORMANCE DISCUSSION

auto and non-agency MBS. We believe consumer leverage is under control, debt service coverage and employment are both improving, and the economy is slowly recovering. Although these sectors were hurt during the recent selloff, we believe they have the potential to rebound as fundamentals reassert themselves.

Separately, we maintained the Fund’s duration in line with the Barclays U.S. Aggregate Bond Index at just over five years.

Strategy & Outlook

Regarding the macro outlook, we became more constructive on the U.S. economy in late 2012 as incoming data improved, causing us to raise our expectations for economic growth this year. In light of the ongoing recession in Europe and the money printing experiment in Japan, we believe this is a good environment for the U.S. dollar as well as U.S. credit. With Japan’s aggressive monetary easing, we believe the outlook for the yen is poor, and we also believe that Japanese Government bonds have approached full value. Our outlook for emerging markets credit was mixed coming into the second half of the period, but after the selloff of the last two months, valuations look much more attractive. Where global growth expectations remain strong, we have exposure to emerging markets corporates. We expect rates to move modestly higher over time, and we believe the portfolio is positioned to perform relatively well if this should occur.

Against this backdrop, we continue to like credit as well as the high real yields available in emerging markets. We entered 2012 believing that some level of risk premium would get taken out of the market, and that view proved correct. We believe the Fund is positioned to benefit if this trend continues in 2013. We have sought to construct the portfolio to allow significant flexibility if conditions change meaningfully in Europe, the emerging markets or elsewhere, or within particular asset classes.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

4	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service Shares	$1,000.00	$976.40	$3.45
Service Shares	1,000.00	974.60	4.66

Hypothetical (5% return before expenses)
Non-Service Shares	1,000.00	1,021.04	3.52
Service Shares	1,000.00	1,019.81	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service Shares	0.71%
Service Shares	0.96

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s consolidated financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

5	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    June 28, 2013* / Unaudited

	Principal Amount	Value
Asset-Backed Securities—3.6%
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[1]	$2,125,000	$2,157,255
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.543%, 7/15/17[2]	1,200,000	1,204,171
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivable Nts., Series 2012-2, Cl. D, 5.91%, 7/15/19[3]	2,100,000	2,150,955
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts., Series 2012-3, Cl. C, 2.78%, 9/17/18[3]	230,000	228,633
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	8,055,000	8,543,913
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts.: Series 2012-3, Cl. D, 3.03%, 7/9/18	2,625,000	2,655,735
Series 2012-3, Cl. E, 4.46%, 11/8/19[3]	360,000	379,497
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18	1,190,000	1,182,456
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. D, 2.09%, 2/8/19	425,000	410,579
Series 2013-1, Cl. E, 3.92%, 7/8/20[3]	2,385,000	2,286,412
AmeriCredit Automobile Receivables Trust 2013-2, Automobile Receivables-Backed Nts.: Series 2013-2, Cl. D, 2.42%, 5/8/19	675,000	658,456
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	1,055,000	1,036,928
AmeriCredit Automobile Receivables Trust 2013-3, Automobile Receivables-Backed Nts.: Series 2013-3, Cl. D, 3%, 7/8/19	440,000	435,150
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	1,995,000	1,973,637

	Principal Amount		Value
Asset-Backed Securities Continued
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[3]	$335,000		$356,847
Axius European CLO SA, Collateralized Debt Obligations, Series 2007-1X, Cl. E, 4.803%, 11/15/23[2]	212,712	EUR	243,416
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000		264,514
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	1,200,000		1,212,179
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19	250,000		245,480
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[3]	176,367		177,249
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts., Series 2012-2A, Cl. B, 2.21%, 9/15/20[3]	100,000		100,325
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[3]	690,000		696,474
Series 2012-2, Cl. D, 4.35%, 3/15/19[3]	2,245,000		2,306,013
DT Auto Owner Trust 2013-1A, Automobile Receivable Nts., Series 2013-1A, Cl. D, 3.72%, 5/15/20[3]	2,920,000		2,913,882
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. B, 2.22%, 12/15/17[3]	875,000		879,783
Series 2012-2A, Cl. C, 3.06%, 7/16/18[3]	1,100,000		1,102,991
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[3]	285,000		300,497

6	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Asset-Backed Securities Continued
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2013-3, Cl. D, 2.01%, 6/15/17	$240,000	$240,335
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.:
Series 2007-1A, Cl. B, 2.165%, 8/15/22[1,2]	7,870,000	7,181,375
Series 2007-1A, Cl. C, 3.465%, 8/15/22[1,2]	5,270,000	4,679,760
Series 2007-1A, Cl. D, 5.465%, 8/15/22[1,2]	5,270,000	4,637,600
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[1]	37,662	37,754
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18	545,000	559,593
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.:
Series 2012-3, Cl. C, 3.01%, 4/16/18	5,830,000	5,990,649
Series 2012-3, Cl. D, 3.64%, 5/15/18	7,770,000	7,943,384
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18	3,510,000	3,573,296
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.:
Series 2012-5, Cl. C, 2.70%, 8/15/18	2,180,000	2,195,233
Series 2012-5, Cl. D, 3.30%, 9/17/18	3,160,000	3,189,887
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[3]	825,000	808,571
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19	920,000	892,210
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19	1,110,000	1,082,224
Santander Drive Auto Receivables Trust 2013-3, Automobile Receivables Nts., Series 2013-3, Cl. D, 2.42%, 4/15/19	950,000	919,034

	Principal Amount	Value
Asset-Backed Securities Continued
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.673%, 6/15/39[2]	$2,203,812	$1,422,309
SNAAC Auto Receivables Trust, Automobile Receivable Nts.:
Series 2012-1A, Cl. B, 3.11%, 6/15/17[3]	525,000	530,606
Series 2012-1A, Cl. C, 4.38%, 6/15/17[3]	595,000	610,973
SNAAC Auto Receivables Trust, Automobile Receivables Nts.:
Series 2013-1A, Cl. B, 2.09%, 7/16/18	200,000	198,484
Series 2013-1A, Cl. C, 3.07%, 8/15/18	220,000	217,646
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.:
Series 2012-1, Cl. B, 1.87%, 9/15/15	335,000	334,709
Series 2012-1, Cl. C, 2.52%, 3/15/16	2,665,000	2,660,743
Series 2012-1, Cl. D, 3.12%, 3/15/18	1,690,000	1,687,097
Series 2013-1, Cl. D, 2.90%, 12/15/17[3]	440,000	437,176
United Auto Credit Securitization Trust 2013-1, Automobile Receivables Nts.:
Series 2013-1, Cl. B, 1.74%, 4/15/16[3]	360,000	358,787
Series 2013-1, Cl. C, 2.22%, 12/15/17[3]	230,000	229,132
Total Asset-Backed Securities (Cost $89,281,066)		88,721,994
Corporate Loans—1.9%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[2]	1,993,918	1,899,320
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession:
13.116%, 3/1/14[2]	203,038	121,315
13.449%, 3/1/14[2]	18,723	11,187
Tranche NM, 13.116%, 3/1/14[2]	50,751	30,324
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 13.116%, 3/3/14[2]	768,573	459,222
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 13.116%, 3/1/14[2]	359,943	215,066
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[2]	1,022,935	1,010,149

7	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Corporate Loans Continued
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[2]	$1,030,000	$1,048,347
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/5/20[2,4]	895,000	895,000
BMC Software, Inc., Sr. Sec. Credit Facilities Bridge Term Loan, 0.50%, 5/24/14[2]	3,160,000	—
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 3/16/18[2]	775,000	788,563
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.443%, 1/28/18[2]	2,838,271	2,514,353
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities Term Loan, 6.50%, 12/31/17[2]	1,265,000	1,260,256
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[2]	1,420,000	1,438,735
Clear Channel Capital I LLC, Extended Sr. Sec. Credit Facilities, Tranche D, 6.945%, 1/30/19[2]	4,148,532	3,792,019
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.845%, 1/29/16[2]	1,406,487	1,289,748
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[2,4]	2,050,000	2,057,688
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.539%, 10/19/15[2,5]	7,165,008	4,034,795
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 8/15/13[6]	12,143,750	4,212,575
Ion Trading Technologies Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/22/21[2]	140,000	139,650
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[2,4]	1,815,000	1,911,800
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[2]	366,693	363,026
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[2]	1,555,000	1,632,750

	Principal Amount	Value
Corporate Loans Continued
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[2]	$1,705,000	$1,705,000
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[2]	1,215,813	1,207,180
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[2]	3,755,000	3,729,184
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/11/18[2]	1,885,000	1,896,781
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 6/12/19[2,4]	3,040,000	2,948,800
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 9.125%, 2/17/17[6]	2,186,396	1,078,621
9.15%, 2/17/17[4,6]	101,693	50,168
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 14.50%, 5/20/18[2,4,5]	1,325,000	1,331,625
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7%, 12/11/20[2,4]	860,000	870,750

Total Corporate Loans (Cost $47,867,915)		45,943,997
Mortgage-Backed Obligations—21.1%
Government Agency—5.8%
FHLMC/FNMA/FHLB/Sponsored—5.7%
Federal Home Loan Mortgage Corp.: 5%, 9/15/33	810,134	870,261
5.50%, 9/1/39	944,946	1,028,553
6%, 5/15/18-11/15/21	264,651	285,482
6.50%, 3/15/18-8/15/32	1,063,961	1,173,730
7%, 10/1/31-10/1/37	232,022	266,238
7.50%, 1/1/32	538,993	643,441
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1360, Cl. PZ, 7.50%, 9/15/22	574,974	651,679
Series 151, Cl. F, 9%, 5/15/21	14,331	15,985
Series 1674, Cl. Z, 6.75%, 2/15/24	433,252	488,243
Series 1897, Cl. K, 7%, 9/15/26	1,031,538	1,173,751
Series 2043, Cl. ZP, 6.50%, 4/15/28	414,557	471,964
Series 2106, Cl. FG, 0.643%, 12/15/28[2]	715,436	721,543
Series 2122, Cl. F, 0.643%, 2/15/29[2]	19,695	19,866
Series 2148, Cl. ZA, 6%, 4/15/29	519,612	581,723
Series 2195, Cl. LH, 6.50%, 10/15/29	313,165	353,927

8	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued Series 2326, Cl. ZP, 6.50%, 6/15/31	$40,920	$46,528
Series 2344, Cl. FP, 1.143%, 8/15/31[2]	206,001	211,085
Series 2368, Cl. PR, 6.50%, 10/15/31	159,570	181,527
Series 2412, Cl. GF, 1.143%, 2/15/32[2]	343,283	351,753
Series 2449, Cl. FL, 0.743%, 1/15/32[2]	237,457	240,528
Series 2451, Cl. FD, 1.193%, 3/15/32[2]	129,185	132,582
Series 2453, Cl. BD, 6%, 5/15/17	46,610	49,759
Series 2461, Cl. PZ, 6.50%, 6/1/32	609,796	692,502
Series 2464, Cl. FI, 1.193%, 2/15/32[2]	109,139	111,626
Series 2470, Cl. AF, 1.193%, 3/15/32[2]	221,651	227,478
Series 2470, Cl. LF, 1.193%, 2/15/32[2]	111,688	114,233
Series 2471, Cl. FD, 1.193%, 3/15/32[2]	163,601	167,371
Series 2477, Cl. FZ, 0.743%, 6/15/31[2]	454,319	459,761
Series 2500, Cl. FD, 0.693%, 3/15/32[2]	18,365	18,560
Series 2517, Cl. GF, 1.193%, 2/15/32[2]	97,107	99,319
Series 2526, Cl. FE, 0.593%, 6/15/29[2]	31,884	32,089
Series 2551, Cl. FD, 0.593%, 1/15/33[2]	14,376	14,477
Series 2668, Cl. AZ, 4%, 9/1/18	88,573	93,580
Series 2676, Cl. KY, 5%, 9/15/23	1,908,101	2,095,144
Series 3025, Cl. SJ, 24.044%, 8/15/35[2]	287,865	427,765
Series 3465, Cl. HA, 4%, 7/1/17	48,619	49,992
Series 3617, Cl. DC, 4%, 7/1/27	155,534	158,647
Series 3822, Cl. JA, 5%, 6/1/40	74,874	78,570
Series 3848, Cl. WL, 4%, 4/1/40	525,402	556,848
Series 3917, Cl. BA, 4%, 6/1/38	476,551	497,209
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 11.746%, 2/1/28[7]	14,045	2,268
Series 205, Cl. IO, 16.015%, 9/1/29[7]	86,349	16,884
Series 2074, Cl. S, 57.025%, 7/17/28[7]	22,119	4,915
Series 2079, Cl. S, 71.767%, 7/17/28[7]	39,654	9,135
Series 2136, Cl. SG, 69.689%, 3/15/29[7]	1,043,298	207,813
Series 2399, Cl. SG, 63.624%, 12/15/26[7]	577,398	124,607

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Continued Series 243, Cl. 6, 0%, 12/15/32[7,8]	$210,034	$34,373
Series 2437, Cl. SB, 74.493%, 4/15/32[7]	1,846,485	401,657
Series 2526, Cl. SE, 31.624%, 6/15/29[7]	40,029	9,389
Series 2795, Cl. SH, 15.578%, 3/15/24[7]	872,812	123,971
Series 2802, Cl. AS, 0%, 4/15/33[7,8]	82,739	2,951
Series 2920, Cl. S, 54.575%, 1/15/35[7]	396,210	77,963
Series 2922, Cl. SE, 8.876%, 2/15/35[7]	67,757	12,051
Series 3201, Cl. SG, 6.617%, 8/15/36[7]	350,975	68,828
Series 3397, Cl. GS, 13.322%, 12/15/37[7]	289,029	52,640
Series 3424, Cl. EI, 0.642%, 4/15/38[7]	225,602	35,742
Series 3450, Cl. BI, 15.996%, 5/15/38[7]	463,351	86,348
Series 3606, Cl. SN, 9.875%, 12/15/39[7]	140,805	20,842
Series 3659, Cl. IE, 11.012%, 3/1/19[7]	826,542	61,913
Series 3662, Cl. SM, 27.706%, 10/15/32[7]	369,425	41,012
Series 3685, Cl. EI, 13.478%, 3/1/19[7]	693,873	45,653
Series 3736, Cl. SN, 10.521%, 10/15/40[7]	745,865	107,989
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22	1,056,629	1,074,153
Federal National Mortgage Assn.: 2.50%, 7/1/28[4]	5,915,000	5,951,044
2.715%, 10/1/36[2]	3,205,625	3,413,007
3%, 8/1/43[4]	11,865,000	11,564,667
3.50%, 7/1/43-8/1/43[4]	29,480,000	29,893,768
4%, 7/1/28[4]	1,120,000	1,180,856
4.50%, 7/1/28-7/1/43[4]	16,195,000	17,146,745
5%, 2/25/18-7/25/33	3,421,497	3,670,409
5%, 7/1/43[4]	2,465,000	2,653,150
5.50%, 4/25/21-5/1/36	597,048	651,848
6%, 10/25/16-1/25/19	214,714	227,213
6%, 7/1/43[4]	4,305,000	4,682,361
6.50%, 4/25/17-1/1/34	1,397,589	1,573,021
7%, 11/1/17-6/25/34	1,591,910	1,846,539
7.50%, 2/1/27-3/25/33	1,852,106	2,203,218
8.50%, 7/1/32	2,324	2,716
Federal National Mortgage Assn., 15 yr.: 3%, 7/1/28[4]	2,245,000	2,309,895
3.50%, 7/1/28[4]	1,645,000	1,713,884
Federal National Mortgage Assn., 30 yr., 4%, 7/1/43[4]	9,955,000	10,373,810

9	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued Trust 1999-54, Cl. LH, 6.50%, 11/25/29	$282,060	$315,559
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	155,513	173,330
Trust 2001-69, Cl. PF, 1.193%, 12/25/31[2]	245,350	251,014
Trust 2001-80, Cl. ZB, 6%, 1/25/32	301,792	337,735
Trust 2002-12, Cl. PG, 6%, 3/25/17	147,084	157,541
Trust 2002-29, Cl. F, 1.193%, 4/25/32[2]	115,210	117,875
Trust 2002-60, Cl. FH, 1.193%, 8/25/32[2]	230,992	236,354
Trust 2002-64, Cl. FJ, 1.193%, 4/25/32[2]	35,477	36,297
Trust 2002-68, Cl. FH, 0.693%, 10/18/32[2]	77,789	78,587
Trust 2002-84, Cl. FB, 1.193%, 12/25/32[2]	522,080	534,227
Trust 2002-9, Cl. PC, 6%, 3/25/17	147,073	156,516
Trust 2002-9, Cl. PR, 6%, 3/25/17	180,083	191,313
Trust 2002-90, Cl. FH, 0.693%, 9/25/32[2]	292,105	295,123
Trust 2003-11, Cl. FA, 1.193%, 9/25/32[2]	522,092	534,239
Trust 2003-112, Cl. AN, 4%, 11/1/18	188,467	199,342
Trust 2003-116, Cl. FA, 0.593%, 11/25/33[2]	48,218	48,507
Trust 2003-119, Cl. FK, 0.693%, 5/25/18[2]	1,118,117	1,124,457
Trust 2004-101, Cl. BG, 5%, 1/25/20	632,037	670,597
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	2,160,000	2,396,670
Trust 2005-25, Cl. PS, 27.311%, 4/25/35[2]	382,761	608,570
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	560,000	654,134
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	349,189	379,894
Trust 2006-11, Cl. PS, 23.859%, 3/25/36[2]	239,804	334,784
Trust 2006-46, Cl. SW, 23.492%, 6/25/36[2]	414,262	606,174
Trust 2007-109, Cl. NF, 0.743%, 12/25/37[2]	524,154	531,094
Trust 2007-42, Cl. A, 6%, 2/1/33	92,908	93,633
Trust 2008-14, Cl. BA, 4.25%, 3/1/23	89,771	95,355
Trust 2009-114, Cl. AC, 2.50%, 12/1/23	163,673	167,667
Trust 2009-36, Cl. FA, 1.133%, 6/25/37[2]	182,690	185,358
Trust 2011-122, Cl. EA, 3%, 11/1/29	417,737	428,370

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued Trust 2011-122, Cl. EC, 1.50%, 1/1/20	$466,586	$471,787
Trust 2011-15, Cl. DA, 4%, 3/1/41	390,261	412,442
Trust 2011-3, Cl. KA, 5%, 4/1/40	449,231	491,042
Trust 2011-6, Cl. BA, 2.75%, 6/1/20	499,289	518,311
Trust 2012-20, Cl. FD, 0.593%, 3/25/42[2]	1,229,878	1,236,814
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 24.214%, 11/18/31[7]	126,833	24,650
Trust 2001-63, Cl. SD, 28.213%, 12/18/31[7]	34,878	7,560
Trust 2001-68, Cl. SC, 19.442%, 11/25/31[7]	22,508	5,344
Trust 2001-81, Cl. S, 25.06%, 1/25/32[7]	27,053	5,621
Trust 2002-28, Cl. SA, 35.658%, 4/25/32[7]	20,150	3,911
Trust 2002-38, Cl. SO, 44.968%, 4/25/32[7]	116,311	21,474
Trust 2002-48, Cl. S, 30.827%, 7/25/32[7]	30,245	6,006
Trust 2002-52, Cl. SL, 34.072%, 9/25/32[7]	20,247	4,055
Trust 2002-56, Cl. SN, 32.489%, 7/25/32[7]	41,561	8,256
Trust 2002-77, Cl. IS, 40.933%, 12/18/32[7]	198,160	46,641
Trust 2002-77, Cl. SH, 36.238%, 12/18/32[7]	42,088	10,003
Trust 2002-9, Cl. MS, 27.486%, 3/25/32[7]	37,716	9,372
Trust 2003-13, Cl. IO, 10.128%, 3/25/33[7]	362,460	88,492
Trust 2003-26, Cl. DI, 11.25%, 4/25/33[7]	284,415	50,307
Trust 2003-33, Cl. SP, 26.786%, 5/25/33[7]	233,913	58,405
Trust 2003-38, Cl. SA, 5.042%, 3/25/23[7]	271,829	25,998
Trust 2003-4, Cl. S, 27.924%, 2/25/33[7]	70,605	13,809
Trust 2004-56, Cl. SE, 9.979%, 10/25/33[7]	1,107,975	196,440
Trust 2005-12, Cl. SC, 10.588%, 3/25/35[7]	33,547	6,540
Trust 2005-14, Cl. SE, 39.20%, 3/25/35[7]	1,189,517	201,748
Trust 2005-40, Cl. SA, 47.027%, 5/25/35[7]	1,021,055	184,599

10	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued Trust 2005-40, Cl. SB, 65.34%, 5/25/35[7]	$1,610,323	$277,396
Trust 2005-52, Cl. JH, 7.678%, 5/25/35[7]	524,970	107,889
Trust 2005-63, Cl. SA, 51.238%, 10/25/31[7]	61,754	12,835
Trust 2005-71, Cl. SA, 52.786%, 8/25/25[7]	218,243	30,690
Trust 2006-51, Cl. SA, 10.523%, 6/25/36[7]	4,493,466	814,578
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[7]	1,142,207	243,659
Trust 2007-75, Cl. BI, 5.55%, 8/25/37[7]	1,706,213	311,352
Trust 2007-88, Cl. XI, 33.574%, 6/25/37[7]	1,696,215	256,709
Trust 2008-46, Cl. EI, 15.193%, 6/25/38[7]	474,142	70,812
Trust 2008-55, Cl. SA, 4.041%, 7/25/38[7]	185,640	19,227
Trust 2009-8, Cl. BS, 1.11%, 2/25/24[7]	305,761	26,586
Trust 2010-95, Cl. DI, 9.419%, 11/1/20[7]	1,069,829	76,024
Trust 2011-84, Cl. IG, 0%, 8/1/13[7,8]	3,918,196	6,988
Trust 2012-40, Cl. PI, 0%, 4/1/41[7,8]	1,861,247	372,495
Trust 214, Cl. 2, 45.246%, 3/1/23[7]	247,946	41,988
Trust 221, Cl. 2, 47.866%, 5/1/23[7]	30,505	4,949
Trust 254, Cl. 2, 37.521%, 1/1/24[7]	486,998	79,996
Trust 2682, Cl. TQ, 99.999%, 10/15/33[7]	410,381	81,598
Trust 2981, Cl. BS, 99.999%, 5/15/35[7]	719,366	135,068
Trust 301, Cl. 2, 2.243%, 4/1/29[7]	95,353	16,449
Trust 313, Cl. 2, 19.329%, 6/1/31[7]	910,687	120,204
Trust 319, Cl. 2, 1.574%, 2/1/32[7]	451,259	78,072
Trust 321, Cl. 2, 8.178%, 4/1/32[7]	132,521	22,748
Trust 324, Cl. 2, 0%, 7/1/32[7,8]	133,294	22,549
Trust 328, Cl. 2, 0%, 12/1/32[7,8]	293,816	51,605
Trust 331, Cl. 5, 0%, 2/1/33[7,8]	515,943	104,101
Trust 332, Cl. 2, 0%, 3/1/33[7,8]	2,342,403	331,626
Trust 334, Cl. 12, 0%, 3/1/33[7,8]	441,289	90,789
Trust 339, Cl. 15, 0%, 8/1/33[7,8]	1,368,470	257,008
Trust 345, Cl. 9, 0%, 1/1/34[7,8]	363,943	56,162
Trust 351, Cl. 10, 0%, 4/1/34[7,8]	264,278	40,763
Trust 351, Cl. 8, 0%, 4/1/34[7,8]	446,988	69,316
Trust 356, Cl. 10, 0%, 6/1/35[7,8]	336,981	51,698
Trust 356, Cl. 12, 0%, 2/1/35[7,8]	167,061	25,829
Trust 362, Cl. 13, 0%, 8/1/35[7,8]	212,575	33,932

		139,930,200

	Principal Amount	Value
GNMA/Guaranteed—0.1%
Government National Mortgage Assn.: 1.625%, 12/9/25[2]	$4,371	$4,562
7%, 3/29/28-7/29/28	184,211	210,799
7.50%, 3/1/27	10,690	11,599
8%, 11/29/25-5/29/26	35,319	35,715
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/1/29	741,034	875,091
Series 2000-12, Cl. ZA, 8%, 2/16/30	1,669,220	1,961,002
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.437%, 7/16/28[7]	88,406	20,713
Series 1998-6, Cl. SA, 76.117%, 3/16/28[7]	52,861	12,644
Series 2001-21, Cl. SB, 78.169%, 1/16/27[7]	386,874	77,902
Series 2007-17, Cl. AI, 22.611%, 4/16/37[7]	465,021	88,788
Series 2010-111, Cl. GI, 48.774%, 9/1/13[7]	7,963,169	26,746
Series 2011-52, Cl. HS, 13.451%, 4/16/41[7]	781,764	184,926

		3,510,487
Non-Agency—15.3%
Commercial—10.9%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45	2,200,000	2,349,932
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 6.055%, 7/10/44[2]	4,242,000	4,399,505
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47	6,055,000	6,370,414
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	8,090,000	8,750,136
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.438%, 2/10/51[2]	3,415,000	3,729,574

11	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial Continued
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR2, Cl. 6A3, 3.11%, 9/1/35[2,3]	$726,121	$742,560
Series 2012-RR6, Cl. 1A5, 2.379%, 11/1/36[1,2]	466,419	473,497
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.252%, 6/1/47[2]	743,744	645,689
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41	8,145,000	7,954,717
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AJ, 5.888%, 6/1/50[2]	7,400,000	6,908,359
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[2]	6,183,000	5,993,445
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35	2,282,141	2,284,527
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.553%, 12/20/35[2]	133,696	110,060
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	5,750,398	4,714,337
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.135%, 12/1/49[2]	4,270,000	4,710,551
Citigroup Commercial Mortgage Trust 2013-GC11, Commercial Mtg. Pass-Through Certificates, Series 2013-GC11, Cl. D, 4.607%, 4/1/23[2,3]	3,125,000	2,627,839
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35[1,2]	1,048,789	1,085,305

	Principal Amount	Value
Commercial Continued
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR4, Cl. D, 4.731%, 10/1/45[2,3]	$1,530,000	$1,313,167
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[2]	1,165,000	978,436
Series 2013-CR6, Cl. D, 4.177%, 3/1/46[2]	1,525,000	1,254,383
Series 2013-CR7, Cl. D, 4.501%, 3/1/46[2,3]	1,420,000	1,164,624
Countrywide Alternative Loan Trust 2006-J2, Mtg. Pass-Through Certificates, Series 2006-J2, Cl. A7, 6%, 4/1/36	553,959	513,229
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40	600,000	635,227
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.569%, 2/1/39[2]	9,720,000	10,392,954
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2011-LC1, Cl. E, 5.557%, 11/1/46[2,3]	3,620,000	3,484,759
Series 2011-LC2A, Cl. D, 5.445%, 7/1/44[2,3]	3,845,000	3,645,746
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates: Series 2006-AB2, Cl. A1, 5.885%, 6/25/36	108,716	81,383
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	528,922	392,257
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[3,7]	4,981,774	245,719
Series 2012-CR5, Cl. XA, 3.841%, 12/1/45[7]	3,553,332	401,166
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43	1,249,442	1,222,037
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.843%, 11/25/35[2]	4,642,701	3,379,334

12	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	$1,755,700	$1,544,704
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37	1,335,758	1,027,667
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[2]	5,263,656	4,513,427
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.742%, 11/1/45[2]	2,850,000	2,255,791
FREMF Mortgage Trust 2013-K26, Commerical Mtg. Pass-Through Certificates, Series 2013-K26, Cl. C, 3.723%, 12/1/40[2,3]	1,040,000	819,476
FREMF Mortgage Trust 2013-K27, Commerical Mtg. Pass-Through Certificates, Series 2013-K27, Cl. C, 3.616%, 1/1/46[2,3]	1,630,000	1,265,865
FREMF Mortgage Trust 2013-K28, Commerical Mtg. Pass-Through Certificates, Series 2013-K28, Cl. C, 3.494%, 3/1/23[2,3]	1,605,000	1,252,143
FREMF Mortgage Trust 2013-K712, Commerical Mtg. Pass-Through Certificates, Series 2013-K712, Cl. C, 3.483%, 5/1/45[2,3]	2,655,000	2,274,142
FREMF Mortgage Trust 2013-K713, Commerical Mtg. Pass-Through Certificates, Series 2013-K713, Cl. C, 3.165%, 4/25/20[2,3]	740,000	617,143
GE Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C4, Cl. AJ, 5.471%, 11/1/45[2]	6,510,000	6,287,908
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.86%, 7/10/38[2]	8,205,000	7,957,065
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49	5,550,000	5,964,452

	Principal Amount	Value
Commercial Continued
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	$5,035,000	$5,307,618
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.543%, 3/1/44[2,3]	4,085,000	3,913,810
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	54,173	53,360
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6 A1, 4.814%, 11/1/35[2]	1,257,306	1,034,669
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2006-LDP7, Cl. AJ, 5.861%, 4/1/45[2]	3,495,000	3,508,985
Series 2006-LDP8, Cl. AJ, 5.48%, 5/1/45[2]	4,175,000	4,218,622
Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47	8,281,000	6,899,924
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	2,695,000	2,454,805
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.714%, 2/1/49[2]	5,850,000	6,358,333
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[2]	3,420,000	2,760,523
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.867%, 1/1/37[2]	249,028	201,199
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.613%, 7/1/36[2,3]	5,239,509	3,962,549

13	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Commercial Continued
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39	$1,325,000	$1,267,426
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40	5,855,000	6,383,944
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.32%, 4/11/41[2]	2,610,000	2,927,276
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29	5,172	1,021
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.683%, 5/1/39[2]	6,860,000	6,817,183
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46	5,820,000	5,452,950
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.82%, 11/1/45[2,3]	2,290,000	1,976,548
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.444%, 2/1/46[2]	4,250,000	3,543,168
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.312%, 12/1/48[2]	2,020,000	1,657,984
Morgan Stanley Capital I Trust 2006-HQ10, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AJ, 5.39%, 11/1/41	3,975,000	3,867,768
Morgan Stanley Capital I Trust 2007-HQ11, Commercial Mtg. Pass-Through Certificates, Series 2007-HQ11, Cl. AJ, 5.51%, 2/1/44	2,115,000	2,163,132

	Principal Amount	Value
Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44	$765,000	$821,996
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.894%, 6/1/49[2]	5,875,000	6,345,535
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41	8,500,000	9,264,218
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.379%, 11/1/36[2,3]	45,396	45,002
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.245%, 4/25/35[2]	99,855	14,383
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36	591,977	457,322
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42	261,782	258,194
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.811%, 2/1/37[2]	6,924,790	5,713,928
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.28%, 5/1/36[2]	2,049,701	1,706,907
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.627%, 7/1/37[2]	5,872,090	4,740,797
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.892%, 5/1/63[2,3]	1,415,000	1,255,491
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commerical Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.233%, 3/1/46[2]	2,860,000	2,342,532

14	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial Continued
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45	$4,510,000	$4,749,702
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.919%, 5/1/43[2]	5,315,000	5,328,200
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.22%, 4/1/47[2]	635,792	424,944
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.696%, 11/1/34[2]	163,378	5,894
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[2]	3,027,112	3,008,928
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.613%, 9/1/35[2]	6,597,506	6,111,613
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36	3,558,561	3,477,927
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.702%, 4/1/37[2]	1,656,839	1,558,361
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 13.006%, 3/1/44[7]	5,954,191	437,838
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.61%, 12/1/45[2,3]	1,165,000	966,266
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 5.005%, 6/1/45[2,3]	2,040,000	1,779,046

	Principal Amount	Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 5.402%, 8/1/45[2,3]	$2,275,000	$1,987,975
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.325%, 3/1/45[2,3]	1,168,000	947,160

		269,217,607
Multifamily—1.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.954%, 5/1/45[2]	4,295,000	4,492,499
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37	2,088,108	1,832,558
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A, 5.531%, 6/1/36[2]	4,641,519	4,269,689
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36	1,723,127	1,434,839
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.925%, 5/1/37[2]	3,588,219	3,383,601
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.613%, 9/1/35[2]	329,053	316,376
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[2]	5,014,748	4,840,515
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.77%, 3/25/36[2]	2,740,841	2,602,017

		23,172,094

15	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Residential—3.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.153%, 5/25/34[2]	$865,219	$827,084
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-1, Cl. 1A3, 6%, 1/1/37	1,861,925	1,627,590
Series 2007-4, Cl. AM, 5.811%, 2/1/51[2]	4,760,000	5,166,080
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.419%, 5/1/36[2]	1,694,916	1,619,912
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.763%, 5/1/34[2]	2,239,070	2,185,274
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	4,536,163	4,163,050
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35	1,576,984	1,615,840
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	387,709	361,505
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37	3,482,172	3,262,066
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.76%, 6/1/47[2]	1,921,208	1,667,119
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.688%, 5/1/35[2]	2,051,564	2,015,751
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.891%, 8/1/35[2]	3,831,750	3,217,735
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49	8,565,000	8,670,328

	Principal Amount	Value
Residential Continued
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl. 1A10, 6%, 2/1/37	$7,864,747	$6,390,335
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	2,097,335	1,609,186
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.148%, 5/1/36[2]	550,894	542,585
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37	2,031,936	1,758,623
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.313%, 6/25/47[2]	1,013,768	1,006,874
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2005-G, Cl. 2A, 0.423%, 12/15/35[2]	136,275	80,062
Series 2006-H, Cl. 2A1A, 0.343%, 11/15/36[2]	60,097	26,303
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	504,559	491,654
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35	1,046,000	1,072,906
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	263,463	245,929
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.293%, 8/25/36[2]	1,105,111	466,609
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.537%, 10/25/36[2]	1,397,067	1,317,339
NC Finance Trust, Series 1999-I, Cl. D, 3.405%, 1/25/29[1,6]	66,744	4,505

16	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Residential Continued
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36	$1,525,562	$1,181,366
Series 2006-QS13, Cl. 1A8, 6%, 9/1/36	30,494	23,614
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	736,191	580,998
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35	3,014,673	2,687,631
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	3,231,341	2,900,498
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35	3,871,076	3,730,658
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.367%, 5/1/37[2,3,9]	155,504	74,057
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.444%, 10/1/35[2]	2,106,179	1,985,269
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.658%, 9/1/36[2]	791,184	645,197
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.553%, 2/1/37[2]	11,162,484	9,245,081
Series 2007-HY1, Cl. 5A1, 2.546%, 2/1/37[2]	6,867,879	5,548,171
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 4.981%, 5/1/37[2]	801,506	772,939

	Principal Amount		Value
Residential Continued
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	$321,418		$330,666
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.626%, 10/1/36[2]	2,614,030		2,462,728

			83,581,117

Total Mortgage-Backed Obligations (Cost $511,016,943)			519,411,505
U.S. Government Obligations—7.6%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18	8,718,000		8,445,841
1.375%, 5/1/20	11,644,000		11,045,172
2.375%, 1/13/22	1,113,000		1,083,042
Federal National Mortgage Assn. Nts.: 0.375%, 7/5/16	4,500,000		4,447,814
0.875%, 5/21/18	8,973,000		8,682,382
U.S. Treasury Bills: 0.035%, 8/22/13	11,510,000		11,509,418
0.063%, 11/7/13	11,745,000		11,742,945
0.065%, 10/31/13[10,11]	21,980,000		21,976,088
0.102%, 7/18/13	7,660,000		7,659,891
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12]	2,116,000		2,083,998
U.S. Treasury Nts, 1.75%, 5/15/23	64,400,000		60,279,430
U.S. Treasury Nts., 2%, 2/15/23	40,630,000		39,076,228

Total U.S. Government Obligations (Cost $192,614,830)			188,032,249
Foreign Government Obligations—23.2%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19	3,970,000		4,094,063
Australia—0.3%
New South Wales Treasury Corp. Sr. Unsec. Nts.: Series 19, 6%, 4/1/19	460,000	AUD	470,401
Series 20, 6%, 6/1/20	635,000	AUD	657,008
Queensland Treasury Corp. Nts.: Series 17, 6%, 9/14/17	1,090,000	AUD	1,099,266
Series 21, 6%, 6/14/21	1,340,000	AUD	1,372,381
Series 33, 6.50%, 3/14/33	1,325,000	AUD	1,387,231

17	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Australia Continued
Queensland Treasury Corp. Sr. Unsec. Nts.: Series 19, 6.25%, 6/14/19	585,000	AUD	$604,501
Series 23, 4.25%, 7/21/23	645,000	AUD	564,442
Victoria Treasury Corp. Nts., 5.50%, 11/17/26	1,705,000	AUD	1,680,509
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19	225,000	AUD	240,561

			8,076,300
Belgium—0.2%
Belgium (Kingdom of) Bonds: Series 58, 3.75%, 9/28/20	2,740,000	EUR	3,991,093
Series 60, 4.25%, 3/28/41	135,000	EUR	199,833

			4,190,926
Bolivia—0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/29/22	1,195,000		1,126,288
Brazil—3.0%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts.: 8.897%, 7/1/14[12]	14,575,000	BRR	5,967,027
9.029%, 1/1/14[12]	29,110,000	BRR	12,479,212
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/14	7,810,000	BRR	3,510,882
9.762%, 1/1/17	23,545,000	BRR	10,356,754
9.762%, 1/1/21	58,163,000	BRR	25,057,350
13.505%, 5/15/45[13]	4,105,000	BRR	4,727,283
Series NTNB, 13.288%, 8/15/50[13]	3,810,000	BRR	4,431,878
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18	15,355,000	BRR	6,710,320

			73,240,706
Canada—0.1%
Canada (Government of) Nts., 3.75%, 6/1/19	2,010,000	CAD	2,098,163
Canada (Government of) Treasury Bills, 1.044%, 12/5/13[12]	915,000	CAD	866,192

			2,964,355
Croatia—0.3%
Croatia (Republic of) Unsec. Nts.: 5.50%, 4/4/23[3]	3,095,000		3,017,625
6.25%, 4/27/17[3]	1,570,000		1,649,929
6.375%, 3/24/21[3]	740,000		777,925
6.75%, 11/5/19[3]	695,000		745,332

			6,190,811

	Principal Amount		Value
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19	6,050,000	DKK	$1,244,821
Dominican Republic—0.1%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[3]	1,195,000		1,200,975
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[3]	1,325,000		1,281,938

			2,482,913
Finland—0.0%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22	555,000	EUR	706,591
France—0.3%
France (Republic of) Bonds: 3.75% 10/25/19	1,220,000	EUR	1,803,133
4%, 4/25/60	565,000	EUR	820,407
4.50%, 4/25/41	870,000	EUR	1,381,450
France (Republic of) Unsec. Nts., 2.25%, 10/25/22	2,785,000	EUR	3,624,002

			7,628,992
Germany—0.8%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	1,210,000	EUR	1,585,523
Germany (Federal Republic of) Unsec. Bonds: 0.25%, 4/13/18	3,975,000	EUR	5,053,423
1.50%, 5/15/23	1,740,000	EUR	2,215,530
3.50%, 1/4/16	1,350,000	EUR	1,899,840
Series 153, 4%, 10/11/13	7,080,000	EUR	9,316,514

			20,070,830
Guatemala—0.0%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[3]	1,220,000		1,116,300
Hungary—1.4%
Hungary (Republic of) Bonds: 6.75%, 11/24/17	695,000,000	HUF	3,237,567
Series 19/A, 6.50%, 6/24/19	1,415,000,000	HUF	6,571,455
Series 20/A, 7.50%, 11/12/20	491,000,000	HUF	2,387,032
Series 23A, 6%, 11/24/23	1,581,200,000	HUF	6,988,451
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	135,000		141,615
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	365,000	EUR	491,719

18	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Hungary Continued
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	$3,500,000		$3,657,500
Hungary (Republic of) Unsec. Bonds: 5.375%, 2/21/23	2,555,000		2,471,963
5.50%, 12/20/18	1,747,000,000	HUF	7,753,505

			33,700,807
Ireland—0.0%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	720,000	EUR	984,014
Italy—0.5%
Italy (Republic of) Bonds: 4%, 9/1/20	1,015,000	EUR	1,332,080
4.50%, 3/1/19	3,480,000	EUR	4,718,153
5%, 3/1/22	535,000	EUR	733,607
5%, 9/1/40	1,110,000	EUR	1,443,191
Series EU, 1.129%, 10/15/17[2]	680,000	EUR	835,447
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	132,000,000	JPY	1,403,878
Italy (Republic of) Treasury Bonds:
3.50%, 11/1/17	570,000	EUR	748,591
4.75%, 5/1/17	740,000	EUR	1,018,273
4.75%, 9/1/44	535,000	EUR	664,032
			12,897,252
Ivory Coast—0.2%
Ivory Coast Bonds, 5.75%, 12/31/32	6,055,000		5,010,513
Japan—1.2%
Japan Bonds:
5 yr., 0.30%, 3/20/17	606,000,000	JPY	6,131,568
10 yr., 1.10%, 3/20/21	427,000,000	JPY	4,441,299
10 yr., Series 329, 0.80%, 6/20/23	81,000,000	JPY	813,124
20 yr., Series 112, 2.10%, 6/20/29	375,000,000	JPY	4,155,777
20 yr., Series 134, 1.80%, 3/20/32	236,000,000	JPY	2,440,508
30 yr., 2%, 3/20/42	463,000,000	JPY	4,856,538
30 yr., Series 39, 1.90%, 6/20/43	27,000,000	JPY	276,190
Japan Sr. Unsec. Bonds:
Series 38, 1.80%, 3/20/43	81,000,000	JPY	810,509
Series 143, 1.60%, 3/20/33	364,000,000	JPY	3,617,223
Series 328, 0.60%, 3/20/23	267,000,000	JPY	2,633,703
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	395,000	CAD	371,864

			30,548,303
Kazakhstan—0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[3]	295,000		264,025

	Principal Amount		Value
Korea, Republic of South—0.1%
Korea Housing Finance Corp., 1.625% Sec. Nts., 9/15/18[3]	$1,325,000		$1,221,776
Malaysia—0.4%
Central Bank of Malaysia Treasury Bills:
Series 0213, 2.975%, 1/9/14[12]	7,790,000	MYR	2,426,597
Series 0413, 2.974%, 1/16/14[12]	15,580,000	MYR	4,850,333
Series 2513, 2.953%, 12/5/13[12]	3,895,000	MYR	1,217,115
Malaysia (Government of) Sr. Unsec. Bonds:
Series 1/06, 4.262%, 9/15/16	2,400,000	MYR	779,381
Series 0210, 4.012%, 9/15/17	1,910,000	MYR	616,967
			9,890,393
Mexico—3.8%
United Mexican States Bonds:
Series M, 5%, 6/15/17[2]	58,500,000	MXN	4,532,367
Series M, 6.50%, 6/9/22[2]	121,200,000	MXN	9,878,350
Series M20, 7.50%, 6/3/27[2]	74,800,000	MXN	6,479,838
Series M10, 7.75%, 12/14/17	23,655,000	MXN	2,017,581
Series MI10, 8%, 12/19/13	237,800,000	MXN	18,717,020
Series M20, 8.50%, 5/31/29[2]	56,440,000	MXN	5,202,880
United Mexican States Treasury Bills:
3.801%, 11/14/13[12]	57,200,000	MXN	4,348,409
3.814%, 9/19/13[12]	64,800,000	MXN	4,956,875
3.823%, 9/5/13[12]	76,400,000	MXN	5,853,179
3.826%, 10/3/13[12]	156,600,000	MXN	11,961,108
4.244%, 7/11/13[12]	109,900,000	MXN	8,469,987
United Mexican States Unsec. Nts., Series BI, 3.809%, 10/31/13[12]	143,500,000	MXN	10,928,967

			93,346,561
Nigeria—0.4%
Nigeria (Federal Republic of) Treasury Bills:
10.635%, 7/4/13[12]	45,000,000	NGN	275,510
11.235%, 1/23/14[12]	166,000,000	NGN	948,859
11.835%, 10/24/13[12]	42,000,000	NGN	250,219
11.851%, 10/10/13[12]	32,000,000	NGN	189,441
12.226%, 8/1/13[12]	45,555,000	NGN	276,537
13.662%, 9/5/13[12]	329,000,000	NGN	1,975,312
13.779%, 9/26/13[12]	164,000,000	NGN	978,029
Nigeria (Federal Republic of) Treasury Bonds:
7%, 10/23/19	302,000,000	NGN	1,326,752
16%, 6/29/19	314,000,000	NGN	2,082,991
16.39%, 1/27/22	328,000,000	NGN	2,264,054
			10,567,704
Paraguay—0.0%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[3]	800,000		780,000

19	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Peru—0.2%
Peru (Republic of) Sr. Unsec. Bonds, 8.20%, 8/12/26[3]	9,765,000	PEN	$4,300,356
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[3]	4,400,000	PEN	1,824,213

			6,124,569
Poland—0.4%
Poland (Republic of) Bonds:
Series 0415, 5.50%, 4/25/15	2,355,000	PLZ	739,358
Series 1017, 5.25%, 10/25/17	3,260,000	PLZ	1,043,789
Poland (Republic of) Unsec. Bonds, Series 429, 5.75%, 4/25/29	26,340,000	PLZ	9,086,892

			10,870,039
Portugal—0.2%
Portugal (Republic of) Sr. Unsec. Bonds:
4.10%, 4/15/37	605,000	EUR	553,135
5.65% 2/15/24[3]	930,000	EUR	1,127,734
Portugal (Republic of) Sr. Unsec. Nts., 4.75%, 6/14/19	270,000	EUR	332,353
Portugal (Republic of) Sr. Unsec. Unsub. Bonds, 4.35%, 10/16/17	1,660,000	EUR	2,103,143

			4,116,365
Russia—1.9%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[3]	62,400,000	RUR	1,863,098
Russian Federation Bonds:
7.50%, 3/15/18[2]	198,300,000	RUR	6,239,184
7.50%, 2/27/19[2]	250,700,000	RUR	7,756,106
7.60%, 4/14/21[2]	271,700,000	RUR	8,439,108
Russian Federation Sr. Unsec. Bonds, Series 6211, 7%, 1/25/23[2]	465,800,000	RUR	13,723,700
Russian Federation Unsec. Bonds:
Series 9, 7.90%, 3/18/21[2]	43,800,000	RUR	1,328,547
Series 6209, 7.60%, 7/20/22[2]	197,600,000	RUR	6,074,217
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.55%, 9/17/32[2]	49,000,000	RUR	1,506,258

			46,930,218
Rwanda—0.1%
Rwanda (Republic of) Sr. Unsec. Bonds, 6.625%, 5/2/23[3]	1,780,000		1,553,050
Serbia—0.1%
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[3]	1,165,000		1,141,700
Serbia (Republic of) Treasury Bills: 9.824%, 1/30/14[12]	38,000,000	RSD	413,677
10.004%, 6/12/14[12]	151,000,000	RSD	1,584,371

			3,139,748

	Principal Amount		Value
South Africa—1.4%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	147,470,000	ZAR	$14,322,047
Series R213, 7%, 2/28/31	43,338,000	ZAR	3,815,592
Series R207, 7.25%, 1/15/20	130,730,000	ZAR	13,167,228
South Africa (Republic of) Unsec. Bonds, Series 2023, 7.75%, 2/28/23	34,900,000	ZAR	3,565,039

			34,869,906
Spain—0.2%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	1,900,000	EUR	2,023,438
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK	360,359
Spain (Kingdom of) Bonds: 4.25%, 10/31/16	425,000	EUR	574,236
5.50%, 7/30/17	775,000	EUR	1,089,203

			4,047,236
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[3]	985,000		940,675
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[3]	1,775,000		1,775,000
6.25% 7/27/21[3]	2,015,000		2,004,925

			4,720,600
Tanzania—0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[2]	1,610,000		1,618,050
Thailand—0.7%
Thailand (Kingdom of) Sr. Unsec. Bonds: 3.58%, 12/17/27	204,000,000	THB	6,212,098
3.625%, 6/16/23	200,400,000	THB	6,387,814
3.65%, 12/17/21	128,400,000	THB	4,131,346

			16,731,258
The Netherlands—0.1%
Netherlands (Kingdom of the) Bonds: 4%, 7/15/19	1,060,000	EUR	1,592,264
4%, 1/15/37	360,000	EUR	581,930
Netherlands (Kingdom of the) Unsec. Nts., 1.75%, 7/15/23[3]	810,000	EUR	1,018,258

			3,192,452
Turkey—2.8%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	2,270,000		2,539,563
7%, 3/11/19	1,390,000		1,596,763
9%, 3/5/14	16,685,000	TRY	8,780,582
9%, 3/8/17	20,535,000	TRY	11,019,715

20	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Turkey Continued
Turkey (Republic of) Bonds: Continued 9.50%, 1/12/22[2]	8,905,000	TRY	$4,905,668
16.519%, 8/14/13[13]	2,310,000	TRY	1,722,288
Turkey (Republic of) Nts., 7.50%, 7/14/17	2,110,000		2,429,138
Turkey (Republic of) Unsec. Bonds: 5.621%, 2/11/15[13]	2,305,000	TRY	1,600,164
6.25%, 9/26/22	5,395,000		5,988,450
8.50%, 9/14/22[2]	8,590,000	TRY	4,509,449
Series 5Y, 6.30%, 2/14/18[2]	12,365,000	TRY	6,002,285
Turkey (Republic of) Unsec. Nts.: 4.097%, 9/11/13[12]	22,100,000	TRY	11,333,827
5.125%, 3/25/22	2,990,000		3,072,225
6%, 1/14/41	2,650,000		2,653,313

			68,153,430
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[3]	1,670,000		1,532,225
Ukraine (Republic of) Sr. Unsec. Bonds, 7.50%, 4/17/23[3]	1,780,000		1,570,850
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[3]	2,330,000		2,155,250

			5,258,325
United Arab Emirates—0.0%
Emirates of Dubai Sr. Unsec. International Bonds, Series EMTN, 5.25%, 1/30/43	425,000		361,250
United Kingdom—0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21	1,530,000	GBP	2,596,157
4%, 9/7/16	1,080,000	GBP	1,810,736
4.25%, 12/7/55	395,000	GBP	691,859
4.75%, 12/7/38	1,980,000	GBP	3,693,022

			8,791,774
Venezuela—0.8%
Venezuela (Republic of) Bonds: 9%, 5/7/23	4,710,000		3,944,625
11.95%, 8/5/31	2,080,000		1,996,800
Venezuela (Republic of) Nts., 8.25%, 10/13/24	3,380,000		2,636,400
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26	800,000		764,000
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22	2,615,000		2,693,450
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38	2,410,000		1,654,465
7.65%, 4/21/25	3,300,000		2,475,000

	Principal Amount		Value
Venezuela Continued
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[3]	$3,830,000		$3,935,325

			20,100,065

Total Foreign Government Obligations (Cost $613,873,443)			572,923,579
Corporate Bonds and Notes—35.4%
Consumer Discretionary—5.0%
Auto Components—0.6%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21[3]	1,640,000		1,660,500
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[3]	510,000		527,684
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20	3,385,000		3,723,500
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[3]	3,235,000		3,089,425
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[3]	711,000		757,215
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19	3,559,000		3,763,643

			13,521,967
Automobiles—0.1%
Ford Motor Co., 7.45% Bonds, 7/16/31	1,025,000		1,233,196
Jaguar Land Rover plc: 5.625% Sr. Unsec. Nts., 2/1/23[3]	1,295,000		1,262,625
7.75% Sr. Unsec. Bonds, 5/15/18[3]	500,000		542,500
8.25% Sr. Nts., 3/15/20[3]	245,000	GBP	406,172

			3,444,493
Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23[3]	630,000		603,225
Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,285,000		1,336,400
ServiceMaster Co.: 7% Sr. Unsec. Unsub. Nts., 8/15/20	2,265,000		2,160,244
8% Sr. Unsec. Unsub. Nts., 2/15/20	1,565,000		1,568,913

			5,065,557
Hotels, Restaurants & Leisure—1.2%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	3,105,000		3,252,488

21	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18	$1,105,000	$1,237,600
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18	6,965,000	4,213,825
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18	115,000	119,170
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[3]	2,075,000	2,085,375
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19	2,615,000	2,765,363
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	2,985,000	3,164,100
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	1,625,000	1,527,500
MGM Resorts International: 6.625% Sr. Unsec. Unsub. Nts., 12/15/21	1,595,000	1,646,838
6.75% Sr. Unsec. Nts., 10/1/20	1,515,000	1,571,813
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	1,170,825	1,229,366
NCL Corp. Ltd., 5% Sr. Unsec. Nts., 2/15/18[3]	1,625,000	1,600,625
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19	1,985,000	2,183,500
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[1,6]	250,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[3]	1,645,000	1,599,763
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[3]	930,000	1,023,000

		29,220,326
Household Durables—0.3%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]	690,000	621,000
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	3,805,000	4,004,763
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[3]	1,465,000	1,611,500
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[3]	1,050,000	1,000,125

		7,237,388

	Principal Amount	Value
Media—1.7%
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27	$3,702,000	$3,979,650
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[3]	1,615,000	1,570,588
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22	615,000	596,550
Cogeco Cable, Inc., 4.875% Sr. Unsec. Nts., 5/1/20[3]	420,000	409,500
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19	1,580,000	1,552,350
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22	1,675,000	1,708,500
6.75% Sr. Unsec. Nts., 6/1/21	835,000	891,363
7.875% Sr. Unsec. Nts., 9/1/19	2,820,000	3,172,500
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	2,059,000	2,200,556
Getty Images, Inc., 7% Sr. Nts., 10/15/20[3,4]	1,525,000	1,479,250
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	3,100,000	3,177,500
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[1,5]	2,879,000	2,916,787
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	1,510,000	1,534,538
Lynx I Corp., 5.375% Sr. Sec. Nts., 4/15/21[3]	880,000	888,800
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[3]	1,545,000	1,599,075
Sinclair Television Group, Inc.: 5.375% Sr. Unsec. Nts., 4/1/21[3]	1,680,000	1,621,200
6.125% Sr. Nts., 10/1/22[3]	2,980,000	2,994,900
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH, 5.50% Sr. Sec. Nts., 1/15/23[3]	850,000	807,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19	830,000	877,725
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[3]	2,935,000	3,191,813
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[3]	2,040,000	2,167,500
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	2,855,000	2,969,200

		42,307,345

22	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Multiline Retail—0.1%
J.C. Penney Corp, Inc., 6.375% Sr. Unsec. Unsub. Nts., 10/15/36	$2,130,000	$1,672,050
Specialty Retail—0.5%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	3,240,000	3,312,900
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19	1,420,000	1,576,200
Claire’s Stores, Inc.: 7.75% Sr. Unsec. Nts., 6/1/20[3]	1,605,000	1,560,863
8.875% Sr. Sec. Nts., 3/15/19	1,610,000	1,698,550
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23[3]	840,000	823,200
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	1,475,000	1,500,813
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	1,075,000	1,096,500
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[3]	1,420,000	1,530,050

		13,099,076
Textiles, Apparel & Luxury Goods—0.3%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[3,5]	3,100,000	3,193,000
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15	1,590,000	1,566,150
SIWF Merger Sub, Inc./Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	1,650,000	1,621,125

		6,380,275
Consumer Staples—1.2%
Food & Staples Retailing—0.1%
Rite Aid Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/15/20	505,000	559,919
US Foods, Inc., 8.50% Sr. Sec. Nts., 6/30/19	1,585,000	1,664,250

		2,224,169
Food Products—0.8%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[3]	620,000	575,050
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[3]	2,770,000	2,894,650
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[3]	1,615,000	1,659,413
ASG Consolidated LLC, 15% Sr. Nts., 5/15/17[3,5]	2,599,749	2,781,731

	Principal Amount	Value
Food Products Continued
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[3]	$885,000	$781,013
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[3]	2,942,000	3,140,585
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[3]	1,460,000	1,533,000
KazAgro National Management Holding JSC, 4.625% Sr. Unsec. Nts., 5/24/23[3]	535,000	494,875
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[3]	1,660,000	1,480,513
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[3]	3,155,000	3,281,200
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[3]	1,630,000	1,711,500

		20,333,530
Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20	1,540,000	1,555,400
9% Sr. Unsec. Unsub. Nts., 4/15/19	1,285,000	1,333,188

		2,888,588
Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21[3]	2,510,000	2,456,663
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16	1,525,000	1,566,938
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,615,000	1,675,563

		3,242,501
Energy—6.2%
Energy Equipment & Services—0.7%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	1,595,000	1,598,988
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[3]	835,000	826,650
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	1,020,000	1,009,800
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	2,575,000	2,600,750
ION Geophysical Corp., 8.125% Sr. Sec. Nts., 5/15/18[3]	425,000	412,250

23	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Energy Equipment & Services Continued
Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23[3]	$1,680,000	$1,659,000
7.50% Sr. Sec. Nts., 11/1/19	2,990,000	3,132,025
Pacific Drilling SA, 5.375% Sr. Sec. Nts., 6/1/20[3]	1,690,000	1,584,375
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	3,100,000	3,162,000
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	1,430,000	1,404,975

		17,390,813
Oil, Gas & Consumable Fuels—5.5%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23	1,030,000	960,475
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[3]	2,800,000	2,989,000
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19	1,055,000	862,463
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	1,025,000	1,014,750
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21	1,065,000	883,950
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 5.875% Sr. Unsec. Nts., 8/1/23[3]	1,435,000	1,370,425
6.625% Sr. Nts., 10/1/20[3]	1,025,000	1,032,688
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	1,275,000	1,326,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp.: 7.875% Sr. Unsec. Nts., 4/15/22	700,000	717,500
8.625% Sr. Unsec. Nts., 10/15/20	3,735,000	3,977,775
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20	900,000	1,003,500
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23	1,615,000	1,639,225
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22	1,860,000	1,892,550
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22	2,375,000	2,470,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19	485,000	518,950
CNOOC Finance 2013 Ltd, 3% Sr. Unsec. Unsub. Nts., 5/9/23	220,000	199,030

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Continental Resources, Inc., 4.50% Sr. Unsec. Unsub. Nts., 4/15/23[3]	$1,385,000	$1,348,644
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]	685,000	652,463
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23	1,475,000	1,362,531
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[3]	355,000	347,966
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	2,900,000	3,117,500
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[3]	4,320,000	4,644,000
8.146% Sr. Sec. Nts., 4/11/18[3]	5,520,000	6,348,000
8.625% Sr. Sec. Nts., 4/28/34[3]	3,880,000	4,617,200
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[3]	6,550,000	7,925,500
Gazprom OAO Via Gaz Capital SA: 4.95% Sr. Unsec. Nts., 2/6/28[3]	3,080,000	2,664,200
4.95% Sr. Unsec. Nts., 7/19/22[3]	8,145,000	7,819,200
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21[3]	945,000	926,100
Halcon Resources Corp., 8.875% Sr. Unsec. Unsub. Nts., 5/15/21	3,105,000	3,027,375
Harvest Operations Corp., 2.125% Sr. Unsec. Nts., 5/14/18[3]	530,000	503,918
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[3]	785,000	812,475
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[3]	695,000	674,150
KazMunayGas National Co., 5.75% Sr. Unsec. Nts., 4/30/43[3]	330,000	293,288
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[3]	2,555,000	2,494,319
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	630,000	634,725
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	4,075,000	4,299,125
Lukoil International Finance BV: 4.563% Sr. Unsec. Nts., 4/24/23[3]	2,655,000	2,475,788
6.125% Sr. Unsec. Nts., 11/9/20[3]	2,760,000	2,918,700
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[3]	1,505,000	1,695,383

24	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23	$2,815,000		$2,589,800
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	4,845,000		4,826,831
Memorial Production Partners LP/Memorial Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21[3]	1,050,000		1,039,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co., LLC, 9.25% Sr. Unsec. Nts., 6/1/21[3]	1,645,000		1,548,356
Murray Energy Corp., 8.625% Sr. Sec. Nts., 6/15/21[3]	635,000		638,175
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17	890,000		914,475
Novatek OAO via Novatek Finance Ltd.: 4.422% Sr. Unsec. Nts., 12/13/22[3]	4,195,000		3,859,400
7.75% Unsec. Nts., 2/21/17[3]	26,360,000	RUR	792,655
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	1,110,000		1,148,850
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[3]	1,021,200		1,036,518
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	1,375,000		1,306,250
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35	610,000		643,550
Pertamina Persero PT, 6.50% Sr. Unsec. Nts., 5/27/41[3]	80,000		77,600
Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16	1,145,000		950,350
8.50% Sr. Nts., 11/2/17[3]	4,805,000		4,414,594
12.75% Sr. Unsec. Nts., 2/17/22[3]	2,755,000		2,775,663
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22	175,000		173,695
2% Sr. Unsec. Nts., 12/20/22	870,000		865,554
5.50% Sr. Unsec. Unsub. Nts., 6/27/44	185,000		166,963
Range Resources Corp., 5% Sr. Unsec. Sub. Nts., 8/15/22	1,260,000		1,237,950
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[3,14]	2,200,000		1,930,500
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	1,050,000		1,043,438
Rosetta Resources, Inc., 5.625% Sr. Unsec. Unsub. Nts., 5/1/21	1,055,000		1,031,263

	Principal Amount	Value
Oil, Gas & Consumable Fuels Continued
Sabine Pass Liquefaction LLC: 5.625% Sr. Sec. Nts., 2/1/21[3]	$1,630,000	$1,585,175
5.625% Sr. Sec. Nts., 4/15/23[3]	1,265,000	1,198,588
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[3]	1,675,000	1,773,406
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	1,055,000	1,031,263
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23	1,480,000	1,413,400
7.50% Sr. Unsec. Unsub. Nts., 3/15/21	640,000	614,400
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[3]	3,243,307	3,218,982
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[3]	1,765,000	1,641,450
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23	1,285,000	1,355,675
Tengizchevroil LLP, 6.124% Nts., 11/15/14[3]	422,045	434,094
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[3]	735,000	727,650
Western Refining, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[3]	1,615,000	1,582,700

		136,049,544
Financials—7.0%
Capital Markets—1.0%
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[3,4]	2,090,000	2,110,900
Deutsche Bank AG, 4.296% Unsec. Sub. Nts., 5/24/28	670,000	619,493
Deutsche Bank Capital Trust, 4.901% Unsec. Sub. Perpetual Bonds[2,3,14]	610,000	527,650
Nationstar Mortgage LLC/Nationstar Capital Corp.: 6.50% Sr. Unsec. Unsub. Nts., 7/1/21	3,225,000	3,112,125
7.875% Sr. Unsec. Nts., 10/1/20	1,655,000	1,762,575
10.875% Sr. Unsec. Nts., 4/1/15	1,725,000	1,811,250
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[3]	1,545,000	1,545,000
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18	2,872,000	3,144,840
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	1,100,000	1,155,000

25	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Capital Markets Continued
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[3]	23,700,000	MXN	$1,729,811
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17	2,460,000		2,426,175
UBS AG (Jersey Branch): 4.28% Jr. Sub. Perpetual Nts.[14]	185,000	EUR	238,281
7.152% Jr. Sub. Perpetual Bonds[14]	125,000	EUR	175,697
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	1,045,000		1,069,819
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19	3,719,000		2,584,705

			24,013,321
Commercial Banks—3.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[3]	5,970,000	TRY	2,857,626
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[3]	2,125,000		2,265,675
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[3]	1,510,000	BRR	629,350
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[3]	445,000		400,500
9.15% Nts., 1/15/16[3]	978,000		1,002,450
9.95% Unsec. Unsub. Nts., 11/5/19[3]	1,480,000		1,420,800
Banco do Brasil SA (Cayman): 6.25% Jr. Sub. Perpetual Bonds[14]	1,880,000		1,659,100
9.25% Jr. Sub. Perpetual Bonds[3,14]	7,190,000		7,855,075
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[3]	5,365,000		5,552,775
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	2,620,000	BRR	1,086,114
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[3]	1,995,000		1,875,300
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	3,315,000		3,174,113
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	230,000	GBP	387,989
4.875% Sr. Sec. Unsub. Nts., 11/8/16	140,000	GBP	236,651
Barclays Bank plc: 4.75% Jr. Sub. Perpetual Bonds[14]	370,000	EUR	348,891
14% Jr. Sub. Perpetual Bonds[14]	565,000	GBP	1,125,635
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[3]	1,850,000		1,808,375

	Principal Amount		Value
Commercial Banks Continued
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	$630,000		$649,240
BNP Paribas SA, 7.195% Jr. Sub. Perpetual Bonds[3,14]	400,000		389,000
BPCE SA, 9% Jr. Sub. Perpetual Bonds[14]	505,000	EUR	685,266
CIT Group, Inc.: 4.25% Sr. Unsec. Nts., 8/15/17	405,000		408,544
5% Sr. Unsec. Nts., 8/15/22	2,720,000		2,711,699
Corp Group Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	1,810,000		1,830,954
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds[3,14]	795,000		845,681
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[3]	1,375,000		1,285,625
EUROFIMA, 6.25% Bonds, 12/28/18	935,000	AUD	922,819
European Investment Bank: 5% Sr. Unsec. Nts., 8/22/22	680,000	AUD	612,098
6% Sr. Unsec. Nts., 8/6/20	550,000	AUD	534,341
6.50% Sr. Unsec. Nts., 8/7/19	550,000	AUD	548,627
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[3]	2,515,000		2,370,388
Hana Bank, 1.375% Sr. Unsec. Nts., 2/5/16[3]	526,671		516,472
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[2,3]	1,130,000		1,084,800
Intesa Sanpaolo SpA: 3.125% Unsec. Nts., 1/15/16	530,000		521,374
3.875% Unsec. Nts., 1/16/18	265,000		254,630
LBG Capital No. 1 plc, 11.04% Unsec. Sub. Nts., 3/19/20	536,000	GBP	912,737
LBG Capital No.1 plc, 7.869% Sec. Sub. Nts., 8/25/20	265,000	GBP	411,115
Lloyds TSB Bank plc: 6% Sr. Sec. Nts., 2/8/29	385,000	GBP	716,946
11.875% Unsec. Sub. Nts., 12/16/21	665,000	EUR	1,051,110
Royal Bank of Scotland NV: 3.57% Unsec. Sub. Nts., 5/17/18[2]	265,000	AUD	216,444
3.57% Unsec. Sub. Nts., 5/17/18[2]	290,000	AUD	236,863
Royal Bank of Scotland plc (The): 2.375% Sr. Unsec. Sub. Nts., 11/2/15	80,000	CHF	84,113
13.125% Unsec. Sub. Nts., 3/19/22	345,000	AUD	370,794
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[3]	4,035,000		3,802,988
5.40% Sr. Unsec. Nts., 3/24/17	1,350,000		1,417,500
6.125% Sr. Nts., 2/7/22[3]	4,620,000		4,833,444

26	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Commercial Banks Continued
Stadshypotek AB, 6% Sec. Unsub. Bonds, 6/21/17	5,385,000	SEK	$918,497
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[3]	2,550,000		2,562,750
Turkiye Is Bankasi AS: 3.875% Sr. Unsec. Nts., 11/7/17[3]	1,050,000		1,029,000
4.916% Unsec. Nts., 8/12/13[12]	6,500,000	TRY	3,343,892
5.097% Unsec. Nts., 11/6/13[12]	13,100,000	TRY	6,614,729
6% Sub. Nts., 10/24/22[3]	1,790,000		1,758,675
7.293% Unsec. Nts., 10/9/13[12]	3,895,000	TRY	1,981,862
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	740,000		677,100
Turkiye Vakiflar Bankasi Tao, 3.75% Sr. Unsec. Nts., 4/15/18[3]	2,370,000		2,239,650
VTB Bank OJSC Via VTB Capital SA, 6% Sr. Unsec. Nts., 4/12/17[3]	575,000		599,438
VTB Capital SA: 6.315% Nts., 2/22/18[3]	1,135,000		1,186,075
6.465% Sr. Sec. Unsub. Nts., 3/4/15[3]	1,100,000		1,159,620
6.875% Sr. Sec. Nts., 5/29/18[3]	1,860,000		1,976,250
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[3]	2,585,000		2,365,275
6.75% Sr. Unsec. Nts., 2/8/17[3]	2,045,000		2,149,806

			94,474,650
Consumer Finance—0.6%
Ahern Rentals, Inc., 9.50% Sr. Sec. Nts., 6/15/18[3]	1,475,000		1,476,844
Ally Financial, Inc., 7.50% Sr. Unsec. Unsub. Nts., 9/15/20	1,405,000		1,624,531
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18[3]	3,160,000		3,033,600
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19	1,315,000		1,265,688
JSC Astana Finance, 9.16% Nts., 3/14/12[6]	7,200,000		468,000
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[3]	1,645,000		1,714,913
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22	1,615,000		1,703,825
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[3]	1,930,000		2,026,500
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15	1,155,000		1,244,513

			14,558,414
Diversified Financial Services—0.9%
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 4/15/24[3]	2,472,556		2,401,593

	Principal Amount		Value
Diversified Financial Services Continued
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[3]	$2,985,000		$2,574,563
5.75% Unsec. Sub. Nts., 9/28/22[3]	2,500,000		2,168,750
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[6,13]	4,830,531	MXN	246,733
Citigroup, Inc., 5.35% Jr. Sub. Perpetual Bonds, Series D14	1,645,000		1,549,100
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[3]	5,685,000		5,869,763
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	1,880,000		1,833,000
Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[3]	1,685,000		1,642,875
JPMorgan Hipotecaria su Casita: 8.432% Sec. Nts., 8/26/35[1,13]	5,808,600	MXN	36,759
30.21% Mtg.-Backed Certificates, Series 06U, 9/25/35[13]	1,322,889	MXN	166,786
Korea Development Bank (The), 1.50% Sr. Unsec. Nts., 1/22/18	580,000		541,832
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	1,315,000		1,321,575
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,14]	205,000	GBP	297,136
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[12]	151,000,000	NGN	896,542

			21,547,007
Insurance—0.1%
Assicurazioni Generali SpA, 7.75% Unsec. Sub. Nts., 12/12/42	55,000	EUR	76,244
AXA SA, 6.379% Sub. Perpetual Bonds[3,14]	530,000		518,075
Patriot Merger Corp., 9% Sr. Unsec. Nts., 7/15/21[3,4]	850,000		835,125
Swiss Reinsurance Co. via ELM BV: 3.96% Jr. Sub. Perpetual Bonds[2,14]	125,000	AUD	105,680
7.635% Jr. Sub. Perpetual Bonds[14]	55,000	AUD	51,700

			1,586,824
Real Estate Investment Trusts (REITs)—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,585,000		1,664,250
Felcor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	1,605,000		1,564,875
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[3]	1,615,000		1,546,363

27	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount	Value
Real Estate Investment Trusts (REITs) Continued
iStar Financial, Inc., 4.875% Sr. Unsec. Unsub. Nts., 7/1/18	$1,055,000	$994,338
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	2,070,000	2,214,900
RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[3]	1,615,000	1,574,625

		9,559,351
Real Estate Management & Development—0.2%
BR Malls International Finance Ltd., 8.50% Perpetual Bonds[3,14]	1,190,000	1,194,463
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[3]	1,160,000	1,067,200
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[3]	2,535,000	2,756,813
9% Sr. Sec. Nts., 1/15/20[3]	1,295,000	1,450,400

		6,468,876
Health Care—1.4%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	995,000	1,074,600
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20	1,750,000	1,837,500

		2,912,100
Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17	840,000	777,000
Alere, Inc.: 7.25% Sr. Unsec. Nts., 7/1/18[3]	1,270,000	1,352,550
8.625% Sr. Unsec. Sub. Nts., 10/1/18	152,298	161,436
Biomet, Inc.: 6.50% Sr. Unsec. Sub. Nts., 10/1/20[3]	630,000	618,975
6.50% Sr. Unsec. Unsub. Nts., 8/1/20	2,090,000	2,164,456
Hologic, Inc., 6.25% Sr. Unsec. Unsub. Nts., 8/1/20	185,000	192,747
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	1,840,000	1,987,200

		7,254,364
Health Care Providers & Services—0.8%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[3]	440,000	442,200
CDRT Holding Corp., 9.25% Sr. Unsec. Nts., 10/1/17[3,5]	875,000	890,313

	Principal Amount	Value
Health Care Providers & Services Continued
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20	$2,170,000	$2,240,525
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22	895,000	897,238
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[3]	805,000	841,225
5.875% Sr. Unsec. Nts., 1/31/22[3]	405,000	428,288
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18	1,510,000	1,562,850
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22	2,495,000	2,769,450
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20	855,000	941,569
HealthSouth Corp.: 7.75% Sr. Unsec. Nts., 9/15/22	845,000	904,150
8.125% Sr. Unsec. Unsub. Nts., 2/15/20	549,000	597,038
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19	2,765,000	2,847,950
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[3]	1,390,000	1,518,575
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21[3]	1,055,000	1,007,525
Tenet Healthcare Corp., 4.75% Sr. Sec. Nts., 6/1/20[3]	440,000	425,150
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[6]	2,165,000	86,600
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18	1,970,000	2,098,050

		20,498,696
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18	380,000	404,700
Life Sciences Tools & Services—0.1%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[3]	990,000	1,098,900
Pharmaceuticals—0.1%
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[3]	955,000	983,650
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18	1,005,000	1,090,425

		2,074,075

28	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Industrials—4.6%
Aerospace & Defense—1.1%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20	$1,080,000	$1,171,800
DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[3]	835,000	805,775
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17	4,770,000	4,817,700
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22	1,810,000	1,819,050
Erickson Air-Crane, Inc., 8.25% Sr. Sec. Nts., 5/1/20[3]	3,270,000	3,192,338
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[3]	2,560,000	2,662,400
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[3]	3,235,000	3,364,400
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	2,215,000	2,392,200
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17	1,307,000	1,405,025
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[3]	1,940,000	2,172,800
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	3,140,000	3,320,550
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	705,250

		27,829,288
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	1,337,000	1,450,645
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[3]	2,560,000	2,675,200

		4,125,845
Airlines—0.1%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,310,380	1,392,279
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[3]	330,000	303,666
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	1,256,516	1,419,863

		3,115,808
Building Products—0.3%
Nortek, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[3]	2,315,000	2,465,475
8.50% Sr. Unsec. Nts., 4/15/21	370,000	397,750

	Principal Amount		Value
Building Products Continued
Ply Gem Industries, Inc.: 8.25% Sr. Sec. Nts., 2/15/18	$1,508,000		$1,620,640
9.375% Sr. Unsec. Nts., 4/15/17	1,755,000		1,864,688

			6,348,553
Commercial Services & Supplies—0.7%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15	1,465,000		739,825
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	4,690,000		3,564,400
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	1,295,000		1,256,150
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	3,075,000		3,144,188
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Unsub. Nts., 3/15/21	2,405,000		2,465,125
STHI Holding Corp., 8% Sec. Nts., 3/15/18[3]	995,000		1,079,575
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	1,250,000		1,258,594
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	2,285,000		2,453,519

			15,961,376
Construction & Engineering—0.3%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]	925,000		871,813
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[1]	3,410,502		4,024,392
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	1,015,000		1,002,313
Odebrecht Finance Ltd.: 4.375% Sr. Unsec. Nts., 4/25/25[3]	315,000		282,713
8.25% Sr. Unsec. Nts., 4/25/18[3]	1,290,000	BRR	508,779

			6,690,010
Electrical Equipment—0.1%
Belden, Inc., 5.50% Sr. Unsec. Sub. Nts., 9/1/22[3]	1,485,000		1,466,438
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[3]	1,530,000		1,522,350

			2,988,788
Industrial Conglomerates—0.1%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15	625,000	AUD	610,121
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[3]	2,215,000		1,938,125

			2,548,246

29	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Machinery—0.7%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22	$1,560,000		$1,587,300
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18	1,115,000		1,212,563
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	2,175,000		2,289,188
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16	670,000		716,900
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	3,410,000		3,733,950
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	965,000		952,938
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	3,100,000		3,107,750
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17	2,435,000		2,635,888
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	1,580,000		1,595,800

			17,832,277
Marine—0.0%
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17	725,000		754,000
Professional Services—0.2%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[3]	1,275,000		1,153,875
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22[3]	2,565,000		2,609,888
Spencer Spirit Holdings, Inc., 9% Sr. Unsec. Nts., 5/1/18[3,5]	1,685,000		1,651,300

			5,415,063
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[3]	1,680,000		1,629,600
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	1,510,000		1,577,950
Rede Ferroviaria Nacional REFER EPE, 4% Sr. Unsec. Unsub. Nts., 3/16/15	540,000	EUR	685,315
Ukraine Railways via Shortline plc, 9.50% Unsec. Nts., 5/21/18[3]	1,335,000		1,211,513
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	4,775,000		3,175,375

			8,279,753
Trading Companies & Distributors—0.5%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20	2,180,000		2,114,600

	Principal Amount	Value
Trading Companies & Distributors Continued
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	$3,255,000	$3,303,825
International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18	1,255,000	1,182,053
4.625% Sr. Unsec. Unsub. Nts., 4/15/21	835,000	769,766
8.75% Sr. Unsec. Unsub. Nts., 3/15/17	1,847,000	2,066,331
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20	1,645,000	1,764,263

		11,200,838
Information Technology—1.3%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	1,400,000	1,270,500
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20	1,166,000	1,235,960
		2,506,460
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21	1,665,000	1,789,875
Electronic Equipment, Instruments & Components—0.0%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	980,000	1,019,200
Internet Software & Services—0.3%
EarthLink, Inc., 7.375% Sr. Sec. Nts., 6/1/20[3]	3,160,000	3,049,400
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20	1,615,000	1,590,775
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[3]	1,610,000	1,529,500
VeriSign, Inc., 4.625% Sr. Unsec. Nts., 5/1/23[3]	840,000	819,000

		6,988,675
IT Services—0.5%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15	1,260,000	1,283,625
First Data Corp.: 8.25% Sec. Nts., 1/15/21[3]	1,565,000	1,604,125
10.625% Sr. Unsec. Nts., 6/15/21[3]	2,090,000	2,074,325
12.625% Sr. Unsec. Nts., 1/15/21	1,411,000	1,499,188
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	4,845,000	3,997,125
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[3]	2,085,000	1,980,750
		12,439,138

30	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[3]	$2,480,000	$2,684,600
10.75% Sr. Unsec. Nts., 8/1/20	1,988,000	2,196,740

		4,881,340
Software—0.1%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19	485,000	528,044
SunGard Data Systems, Inc., 7.625% Sr. Unsec. Nts., 11/15/20	1,125,000	1,198,125

		1,726,169
Materials—3.1%
Chemicals—0.8%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[3]	465,000	476,625
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Unsub. Nts., 11/1/17[5]	640,000	659,200
Braskem Finance Ltd.: 5.375% Sr. Unsec. Nts., 5/2/22[3]	1,395,000	1,332,225
5.75% Sr. Unsec. Nts., 4/15/21[3]	915,000	896,700
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[3]	1,250,000	1,204,688
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	1,260,000	1,291,500
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[3]	875,000	877,188
Huntsman International LLC, 4.875% Sr. Unsec. Unsub. Nts., 11/15/20	1,290,000	1,280,325
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[3]	1,920,000	2,104,800
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	1,050,000	1,005,375
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[3]	2,245,000	2,261,838
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20	1,645,000	1,727,250
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[3]	420,000	413,700
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[3]	420,000	415,800
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[3]	1,595,000	1,642,850
Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[3]	1,615,000	1,610,963
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[3]	1,620,000	1,555,200

		20,756,227

	Principal Amount	Value
Construction Materials—0.4%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[3]	$1,975,000	$2,103,375
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[3]	2,820,000	3,059,700
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[3]	1,930,000	2,045,800
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[3]	2,475,000	2,710,125

		9,919,000
Containers & Packaging—0.5%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	2,205,000	2,130,581
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21	1,580,000	1,793,300
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[1]	590,000	622,450
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[3]	2,815,000	2,667,213
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	1,540,000	1,609,300
Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[3]	1,620,000	1,579,500
6.50% Sr. Unsec. Nts., 12/1/20[3]	1,445,000	1,531,700

		11,934,044
Metals & Mining—1.2%
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18	2,655,000	2,777,794
7.875% Sr. Unsec. Unsub. Nts., 11/1/20	2,550,000	2,626,500
Alrosa Finance SA, 7.75% Nts., 11/3/20[3]	4,440,000	4,773,000
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[3]	1,245,000	1,213,875
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[3]	1,445,000	1,466,675
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[3]	1,305,000	1,277,269
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[3]	1,840,000	1,660,600
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[3]	2,120,000	1,967,084
Gerdau Trade, Inc., 4.75% Sr. Unsec. Nts., 4/15/23[3]	2,205,000	2,039,625
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[3]	205,000	201,413

31	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Principal Amount		Value
Metals & Mining Continued
Korea Resources Corp., 2.125% Sr. Unsec. Nts., 5/2/18[3]	$665,000		$628,575
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	1,375,000		1,265,000
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[3]	1,450,000		1,366,625
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	600,000		646,500
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[3]	1,325,000		1,238,875
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[3]	1,360,000		1,220,600
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[3]	920,000		874,000
Walter Energy, Inc., 9.875% Sr. Unsec. Unsub. Nts., 12/15/20[3]	1,420,000		1,242,500

			28,486,510
Paper & Forest Products—0.2%
Catalyst Paper Corp., 11% Sr. Sec. Nts., 10/30/17[5]	3,308,571		2,382,171
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[6]	3,620,097		1,270,111
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[3]	1,235,000		867,588

			4,519,870
Telecommunication Services—3.4%
Diversified Telecommunication Services—1.7%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[3]	2,990,000	BRR	1,246,196
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[3]	6,080,000		6,216,800
Cincinnati Bell, Inc.:
8.375% Sr. Unsec. Unsub. Nts., 10/15/20	625,000		646,875
8.75% Sr. Unsec. Sub. Nts., 3/15/18	720,000		724,500
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	615,000		582,713
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[3]	5,225,000		5,198,875
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24	1,615,000		1,627,113
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23[3]	1,055,000		996,975
7.25% Sr. Unsec. Nts., 10/15/20	1,460,000		1,540,300

	Principal Amount		Value
Diversified Telecommunication Services Continued
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[3]	$2,095,000		$2,170,944
Level 3 Communications, Inc., 8.875% Sr. Unsec. Unsub. Nts., 6/1/19	2,125,000		2,217,969
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19	765,000		830,025
MetroPCS Wireless, Inc.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/21[3]	1,610,000		1,644,213
6.625% Sr. Unsec. Nts., 11/15/20	2,490,000		2,592,713
6.625% Sr. Unsec. Nts., 4/1/23[3]	1,610,000		1,644,213
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[3]	745,000		655,600
Telecom Italia SpA, 7.75% Unsec. Sub. Nts., 3/20/73	135,000	EUR	173,594
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[3]	2,125,000		1,950,079
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[3]	5,955,000		5,567,925
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[3]	2,535,000		2,566,688
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23	1,045,000		982,300

			41,776,610
Wireless Telecommunication Services—1.7%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	40,450,000	MXN	3,038,867
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36	14,700,000	MXN	1,129,835
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20	1,960,000		1,891,400
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[3]	730,000		759,200
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[3]	1,445,000		1,369,138
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14	1,540,000		1,552,513
Millicom International Cellular SA, 4.75% Sr. Unsec. Nts., 5/22/20[3]	925,000		881,303
MTS International Funding Ltd.:
5% Sr. Unsec. Nts., 5/30/23[3]	1,390,000		1,337,875
8.625% Sr. Unsec. Nts., 6/22/20[3]	2,295,000		2,708,100
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[3]	785,000		789,906
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	3,075,000		2,967,375

32	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Wireless Telecommunication Services Continued
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[3]	$1,400,000		$1,641,500
Vimpel Communications, 8.85% Sr. Unsec. Nts., 3/8/22[2]	21,900,000	RUR	676,739
Vimpel Communications, Inc., 8.85% Sr. Unsec. Nts., 3/8/22[2]	21,900,000	RUR	676,739
Vimpel Communications/VIP Finance Ireland Ltd. OJSC:
7.748% Sec. Nts., 2/2/21[3]	2,265,000		2,420,719
9.125% Sr. Unsec. Nts., 4/30/18[3]	4,795,000		5,478,288
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[3]	5,290,000		5,488,375
VimpelCom Holdings BV:
5.95% Sr. Unsec. Unsub. Nts., 2/13/23[3]	4,225,000		3,971,500
9% Sr. Unsec. Nts., 2/13/18	64,100,000	RUR	1,931,579
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[3]	905,000		945,725

			41,656,676
Utilities—2.2%
Electric Utilities—1.1%
Dubai Electricity & Water Authority, 7.375% Sr. Unsec. Unsub. Nts., 10/21/20[3]	1,975,000		2,221,875
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[2,3,14]	930,000		890,721
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Unsub. Nts., 2/1/21[3]	2,605,000,000	COP	1,453,861
Eskom Holdings Ltd.:
7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26	37,000,000	ZAR	3,575,979
10% Nts., Series ES23, 1/25/23	46,000,000	ZAR	5,292,095
Israel Electric Corp. Ltd.:
6.70% Sr. Unsec. Nts., 2/10/17[3]	1,960,000		2,068,902
7.25% Nts., 1/15/19[3]	7,780,000		8,291,994
9.375% Sr. Sec. Nts., 1/28/20[3]	670,000		791,299
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16	109,600,000	PHP	2,801,719

			27,388,445
Energy Traders—0.7%
AES Corp. (The):
7.375% Sr. Unsec. Unsub. Nts., 7/1/21	1,045,000		1,152,113
8% Sr. Unsec. Unsub. Nts., 10/15/17	1,100,000		1,243,000
Calpine Corp.:
7.50% Sr. Sec. Nts., 2/15/21[3]	1,026,000		1,100,385
7.875% Sr. Sec. Nts., 1/15/23[3]	995,000		1,074,600
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[3]	2,965,000		3,171,575

	Principal Amount		Value
Energy Traders Continued
Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23[3]	$420,000		$383,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.: 10% Sr. Sec. Nts., 12/1/20[3]	2,370,000		2,601,075
11.75% Sec. Nts., 3/1/22[3]	2,605,000		2,891,550
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[3]	1,845,000		1,946,475
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[3]	1,455,000		1,462,275
Perusahaan Listrik Negara PT, 5.25% Sr. Unsec. Nts., 10/24/42[3]	315,000		263,025

			17,289,323
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20	3,050,000		3,172,000
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[3]	1,850,000		1,924,000
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[3]	1,320,000		1,194,600
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[3]	1,005,000		1,042,688

			7,333,288
Multi-Utilities—0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[3]	1,790,000		1,664,700
Veolia Environnement SA, 4.44% Unsec. Perpetual Bonds[2,14]	850,000	EUR	1,069,055

			2,733,755

Total Corporate Bonds and Notes (Cost $900,483,626)			871,823,238
	Shares
Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $3,049,853)	3,287		3,124,396
Common Stocks—0.2%
American Media Operations, Inc.[15]	219,796		2,527,654
Arco Capital Corp. Ltd.[1,15]	690,638		—
Catalyst Paper Corp.[15]	190,901		199,668
Global Aviation Holdings, Inc.[15]	400		—
Goldman Sachs Group, Inc. (The)	1,190		179,988

33	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares		Value
Common Stocks Continued
Nortek, Inc.[15]	24,095		$1,552,441
Premier Holdings Ltd.[15]	18,514		—
Wallace Theater Holdings, Inc.[1,15]	1,525		15,296

Total Common Stocks (Cost $8,367,774)			4,475,047

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[15] (Cost $6,331,150)	22,685		—

	Principal Amount
Structured Securities—1.0%
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[2,3]	690,000	GHS	331,683
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	1,549,000,000	COP	1,012,899
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[6]	53,910,000	RUR	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[6]	97,250,000	RUR	—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,12]	1,627,846		1,044,853
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,12]	2,074,127		1,331,304
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,12]	1,790,677		1,149,368
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,12]	1,600,639		1,027,390

	Principal Amount		Value
Structured Securities Continued
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,12]	$1,992,926		$1,279,183
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[3,12]	2,274,622		1,459,993
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,12]	1,817,157		1,166,364
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[3,12]	1,708,050		1,096,333
Coriolanus Ltd. Sec. Credit Linked Nts., 17.759%, 12/31/17[1,13]	12,850,000	BRR	7,567,123
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15[1,2]	697,693	MXN	50,641
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15[1,2]	1,220,632	MXN	88,598
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15[1,2]	18,404,162	MXN	1,335,843
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15[1,2]	1,341,270	MXN	97,354
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15[1,2]	974,458	MXN	70,730
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15[1,2]	622,337	MXN	45,172
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15[1,2]	114,609	MXN	8,319
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[1]	4,250,000,000	COP	2,788,829
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[1,12]	315,000,000	MXN	2,080,965
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[6,12]	262,158		277,058
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	49,299,985	RUR	742,741

Total Structured Securities (Cost $33,459,355)			26,052,743

	Expiration Date	Strike Price	Contracts
Exchange-Traded Options Purchased—0.0%
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[15]	8/26/13	$130.500	886	110,750
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[15]	8/26/13	132.500	886	41,531
U.S. Treasury Nts., 10 yr. Futures, 9/19/13 Call[15]	8/26/13	132.000	886	55,375

Total Exchange-Traded Options Purchased (Cost $972,509)				207,656

34	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Expiration Date	Strike Price	Contracts	Value
Over-the-Counter Options Purchased—0.1%
Dual digital option with $105,000 payout contingent on: British pound (GBP)/United States Dollar (USD) spot rates, and; United States Dollar (USD)/Indian Rupee (INR) Spot rates at expire date[15]	8/28/13	Spot trades at or below: 1 GBP per 1.498 USD Spot trades at or below: 1 USD per 54.06 INR	1	$260
Euro (EUR) Call[15]	9/18/13	1 EUR per 1.356 USD	2,030,000	7,772
Euro (EUR) Put[15]	9/27/13	1 EUR per 7.766 NOK	1,375,000	127
Indian Rupee (INR) Call[15]	4/16/14	1 USD per 57.500 INR	130,200,000	14,140
Indian Rupee (INR) Call[15]	4/29/14	1 USD per 57.500 INR	109,000,000	12,776
Indian Rupee (INR) Call[15]	5/12/14	1 USD per 58.000 INR	110,000,000	16,391
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	12/20/13	93.000	6,663	550,353
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	12/20/13	92.000	2,218	246,198
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	12/20/13	94.000	4,460	568,650
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund Call[15]	12/20/13	94.000	4,465	248,162
Japanese Yen (JPY) Put[15]	5/22/15	1 USD per 108.000 JPY	650,000,000	229,112
Mexican Nuevo Peso (MXN) Call[15]	9/18/13	1 USD per 12.770 MXN	148,900,000	198,585
Mexican Nuevo Peso (MXN) Call[15]	9/18/13	1 USD per 12.770 MXN	148,900,000	198,585
Mexican Nuevo Peso (MXN) Call[15]	9/23/13	1 USD per 13.310 MXN	103,400,000	319,068
Mexican Nuevo Peso (MXN) Call[15]	9/23/13	1 USD per 13.149 MXN	102,200,000	256,064

Total Over-the-Counter Options Purchased (Cost $3,640,281)				2,866,243

	Swaption Expiration Date	Notional Amount
Over-the-Counter Credit Default Swaptions Purchased—0.0%
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[15]	7/18/13	3,405,000	EUR	16,308
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Series 19 Version 1; Termination Date: 6/20/18[15]	7/18/13	6,800,000	EUR	32,568
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[15]	12/19/13	685,000		21,064
JPMorgan Chase Bank NA, Index Credit Default Swaption (European); Swap Terms: Paid: 5%; Received: Protection on CDX.NA.HY.20; Termination Date: 6/20/18[15]	9/19/13	685,000		14,385

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $69,700)				84,325
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.795%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/30/23[15]	7/29/13	20,500,000		158,683
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.9125%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/23[15]	8/28/13	59,550,000		609,815
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.0825%; Termination Date: 10/8/23[15]	10/9/13	15,740,000	CAD	12
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/13/23[15]	11/8/13	2,655,000		1,927
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.1825%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/20/23[15]	11/19/13	2,850,000		178,634

35	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

	Swaption Expiration Date	Notional Amount		Value
Over-the-Counter Interest Rate Swaptions Purchased Continued
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 2.6725%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/10/23[15]	10/9/13	15,740,000	CAD	$412,775
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.40%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/28/25[15]	5/27/15	5,350,000		266,641
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[15]	4/26/17	5,040,000		770,956
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.537%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/25/46[15]	1/26/16	1,325,000	GBP	189,912
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.57%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[15]	9/3/13	2,015,000		43,609
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.99%; Received: Six-Month GBP BBA LIBOR; Termination Date: 5/30/33[15]	5/31/23	1,235,000	GBP	110,608
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.6175%; Termination Date: 6/20/21[15]	6/21/16	5,420,000	GBP	140,748
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.20%; Termination Date: 11/9/23[15]	11/8/13	10,525,000		7,699
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[15]	12/7/15	1,320,000	GBP	239,549
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.88375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/30/23[15]	9/27/13	34,610,000		547,261
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2.9375%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23[15]	9/23/13	42,970,000		569,186
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.32%; Received: Three-Month KRW CD KSDA; Termination Date: 1/5/23[15]	1/5/18	2,660,000,000	KRW	53,577
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.70%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/21/44[15]	2/20/14	20,940,000		850,675
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 1.745%: Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/18[15]	8/28/13	13,565,000		82,636
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.256%: Received: Three-Month USD BBA LIBOR; Termination Date: 11/19/23[15]	11/18/13	2,640,000		150,476
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.8825%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[15]	9/20/13	12,325,000		183,420
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.885%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/23/23[15]	9/20/13	10,270,000		151,967
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 3.5175%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/16/43[15]	9/13/13	15,915,000		467,138
UBS AG, Interest Rate Swaption (European); Swap Terms: Paid: 3.27%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[15]	9/3/13	5,085,000		268,292
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 3.2575%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43[15]	9/3/13	1,340,000		72,927
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.545%; Termination Date: 1/26/19[15]	1/25/17	11,220,000	EUR	68,274

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $6,257,847)				6,597,397
		Shares
Investment Companies—8.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[16,17]		30,345,261		30,345,261
Oppenheimer Master Event-Linked Bond Fund, LLC[16]		4,827,322		62,946,128

36	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Shares	Value

Investment Companies Continued
Oppenheimer Master Loan Fund, LLC[16]	6,251,605	$85,550,125
Oppenheimer Short Duration Fund, Cl. Y16	1,787,070	17,906,445
Total Investment Companies (Cost $195,028,725)		196,747,959
Total Investments, at Value (Cost $2,612,315,017)	102.5%	2,527,012,328
Liabilities in Excess of Other Assets	(2.5)	(61,625,676)
Net Assets	100.0%	$2,465,386,652

Footnotes to Consolidated Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

Principal amount, strike price and notional amount are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
THB	Thai Bhat
TRY	New Turkish Lira
ZAR	South African Rand

1. Restricted security. The aggregate value of restricted securities as of June 28, 2013 was $42,006,309, which represents 1.70% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receivables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$2,110,379	$2,157,255	$46,876
Arco Capital Corp. Ltd.	6/28/13	—	—	—
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.379%, 11/1/36	6/14/12	460,006	473,497	13,491
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.674%, 10/1/35	8/1/12	1,044,856	1,085,305	40,449
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20	6/28/12	590,000	622,450	32,450

37	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.759%, 12/31/17	9/19/07	$5,928,360	$7,567,123	$1,638,763
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.719%, 5/22/15	5/21/08	67,269	50,641	(16,628)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.719%, 5/22/15	6/12/08	117,680	88,598	(29,082)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.719%, 5/22/15	6/18/08	1,785,486	1,335,843	(449,643)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.719%, 5/22/15	7/8/08	130,028	97,354	(32,674)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.719%, 5/22/15	7/15/08	94,626	70,730	(23,896)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.719%, 5/22/15	8/8/08	61,263	45,172	(16,091)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.719%, 5/22/15	8/22/08	11,304	8,319	(2,985)
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	2,990,444	2,788,829	(201,615)
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	3,471,593	2,080,965	(1,390,628)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.165%, 8/15/22	11/6/07	7,081,417	7,181,375	99,958
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.465%, 8/15/22	6/8/07	5,270,000	4,679,760	(590,240)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.465%, 8/15/22	6/8/07	5,270,000	4,637,600	(632,400)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12-12/14/12	2,870,788	2,916,787	45,999
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06-7/24/07	3,625,759	4,024,392	398,633
JPMorgan Hipotecaria su Casita, 8.432% Sec. Nts., 8/26/35	3/21/07	526,714	36,759	(489,955)
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	4,505	(61,520)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	—	(242,675)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	37,700	37,754	54
Wallace Theater Holdings, Inc.	3/28/13	15	15,296	15,281

		$43,854,387	$42,006,309	$(1,848,078)

2. Represents the current interest rate for a variable or increasing rate security.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $617,581,716 or 25.05% of the Fund’s net assets as of June 28, 2013.

38	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 28, 2013. See Note 1 of the accompanying Notes.

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,368,307 or 0.34% of the Fund’s net assets as of June 28, 2013.

8. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,099,448. See Note 6 of the accompanying Notes.

11. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $3,504,376. See Note 6 of the accompanying Notes.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

15. Non-income producing security.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions		Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	34,093,630	451,041,703	454,790,072		30,345,261
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	—	—		4,827,322
Oppenheimer Master Loan Fund, LLC	25,357,850	—	19,106,245		6,251,605
Oppenheimer Short Duration Fund, Cl. Y	1,010,027	777,043	—		1,787,070

		Value	Income		Realized Gain (Loss)
Oppenheimer Institutional Money Market Fund, Cl. E		$30,345,261	$20,486		$—
Oppenheimer Master Event-Linked Bond Fund, LLC		62,946,128	2,614,449	[a]	(33,682)[a]
Oppenheimer Master Loan Fund, LLC		85,550,125	5,979,749	[b]	4,563,554	[b]
Oppenheimer Short Duration Fund, Cl. Y		17,906,445	26,633		—

		$196,747,959	$8,641,317		$4,529,872

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

17. Rate shown is the 7-day yield as of June 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,543,119,511	61.1%
Russia	149,805,814	5.9
Brazil	137,190,178	5.4
Mexico	119,614,426	4.7
Turkey	104,162,683	4.1
South Africa	43,737,980	1.7

39	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Geographic Holdings	Value	Percent
Hungary	$35,022,382	1.4%
Japan	30,777,415	1.2
Venezuela	28,240,672	1.1
Germany	26,873,195	1.1
Peru	23,558,832	0.9
United Kingdom	21,328,844	0.8
Supranational	19,116,880	0.8
Italy	17,435,507	0.7
Thailand	16,731,258	0.7
Canada	16,690,699	0.7
Colombia	16,537,044	0.7
France	12,026,790	0.5
Nigeria	11,464,246	0.5
Ukraine	11,203,060	0.4
Israel	11,152,195	0.4
Poland	10,870,039	0.4
Malaysia	9,890,393	0.4
The Netherlands	9,499,359	0.4
Australia	9,290,175	0.4
Chile	7,300,574	0.3
Luxembourg	7,097,116	0.3
Croatia	6,190,811	0.3
Spain	5,771,076	0.2
Ivory Coast	5,010,513	0.2
Dominican Republic	4,884,506	0.2
Belgium	4,825,651	0.2
Portugal	4,801,680	0.2
Sri Lanka	4,720,600	0.2
United Arab Emirates	4,551,491	0.2
Angola	4,094,063	0.2
India	3,705,107	0.2
Serbia	3,139,748	0.1
Korea, Republic of South	2,962,232	0.1
Philippines	2,801,719	0.1
China	2,793,730	0.1
Jamaica	2,128,338	0.1
Kazakhstan	1,954,282	0.1
Tanzania	1,618,050	0.1
Rwanda	1,553,050	0.1
Denmark	1,244,821	0.1
Bolivia	1,126,288	—
Guatemala	1,116,300	—
Ireland	984,014	—
Sweden	918,497	—
Norway	867,588	—
Paraguay	780,000	—
Finland	706,591	—
Qatar	655,600	—
Switzerland	571,358	—
Indonesia	340,625	—
Ghana	331,683	—
European Union	125,049	—

Total	$2,527,012,328	100.0%

40	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts as of June 28, 2013 are as follows:
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	8,640	BRR	1/3/14	$3,725,879	$23,307	$—
Colombian Peso (COP)	Buy	1,530,000	COP	9/26/13	789,053	8,839	—
Colombian Peso (COP)	Sell	3,532,000	COP	7/19/13	1,834,199	63,195	—
Hungarian Forint (HUF)	Buy	809,000	HUF	9/16/13	3,542,175	40,854	—
Japanese Yen (JPY)	Buy	1,557,000	JPY	11/29/13	15,715,102	258,476	—
Mexican Nuevo Peso (MXN)	Buy	80,100	MXN	8/16/13	6,154,910	163,213	—
Mexican Nuevo Peso (MXN)	Sell	279,600	MXN	9/19/13-12/19/13	21,323,615	540,219	—
New Turkish Lira (TRY)	Sell	1,710	TRY	9/3/13	877,342	24,143	—
Peruvian New Sol (PEN)	Buy	2,240	PEN	9/30/13	798,687	—	1,599
Peruvian New Sol (PEN)	Sell	15,820	PEN	10/29/13	5,628,939	342,884	—
Philippines Peso (PHP)	Sell	123,000	PHP	10/7/13	2,852,075	202,308	—
South African Rand (ZAR)	Buy	36,840	ZAR	7/5/13	3,724,047	116,623	—
South Korean Won (KRW)	Buy	1,135,000	KRW	7/5/13	993,508	2,198	—
South Korean Won (KRW)	Sell	2,652,000	KRW	7/5/13	2,321,394	—	5,135

						1,786,259	6,734
Barclays Bank plc:
Brazilian Real (BRR)	Sell	14,880	BRR	1/3/14	6,416,792	144,055	—
Chilean Peso (CLP)	Buy	423,000	CLP	8/2/13	827,667	—	59,032
Euro (EUR)	Buy	3,905	EUR	11/29/13	5,086,721	15,488	22,996
Euro (EUR)	Sell	3,200	EUR	9/16/13-11/29/13	4,167,418	—	13,080
Hungarian Forint (HUF)	Buy	1,077,000	HUF	9/16/13	4,715,603	14,697	18,413
Japanese Yen (JPY)	Sell	5,473,000	JPY	8/30/13-11/29/13	55,197,843	14,594	1,004,109
New Turkish Lira (TRY)	Sell	3,630	TRY	7/29/13	1,873,460	39,584	—
South African Rand (ZAR)	Buy	39,430	ZAR	7/5/13	3,985,862	90,173	—
South African Rand (ZAR)	Sell	203,620	ZAR	10/7/13-11/15/13	20,198,031	1,462,994	52,203

						1,781,585	1,169,833
BNP Paribas
British Pound Sterling (GBP)	Sell	1,120	GBP	11/29/13	1,701,832	—	10,263
Citibank NA:
Australian Dollar (AUD)	Sell	9,945	AUD	11/29/13	8,997,176	462,757	—
British Pound Sterling (GBP)	Sell	100	GBP	11/29/13	151,949	1,941	—
Canadian Dollar (CAD)	Buy	700	CAD	11/29/13	663,111	—	20,341
Colombian Peso (COP)	Buy	12,260,000	COP	7/19/13-10/7/13	6,354,179	—	104,165
Colombian Peso (COP)	Sell	12,473,000	COP	7/19/13-9/26/13	6,445,268	284,583	—
Hungarian Forint (HUF)	Sell	294,000	HUF	9/16/13	1,287,268	—	13,184
Malaysian Ringgit (MYR)	Buy	62,480	MYR	7/25/13	19,656,184	—	826,712
Mexican Nuevo Peso (MXN)	Sell	308,900	MXN	7/11/13-12/19/13	23,650,485	94,290	232,145
New Turkish Lira (TRY)	Sell	1,740	TRY	9/3/13	892,734	31,105	—

						874,676	1,196,547
Credit Suisse International:
British Pound Sterling (GBP)	Sell	1,210	GBP	8/30/13	1,839,566	—	13,501
New Turkish Lira (TRY)	Sell	3,240	TRY	7/17/13	1,675,369	—	105,546
South Korean Won (KRW)	Buy	1,134,000	KRW	7/5/13	992,632	2,239	—
South Korean Won (KRW)	Sell	2,650,000	KRW	7/5/13	2,319,643	—	5,233

						2,239	124,280
Deutsche Bank AG:
Colombian Peso (COP)	Buy	14,476,000	COP	7/19/13	7,517,517	—	269,465
Euro (EUR)	Sell	21,780	EUR	8/30/13	28,357,664	—	123,684
Hungarian Forint (HUF)	Sell	284,000	HUF	9/16/13	1,243,483	—	55,146

41	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Dates	Value	Unrealized Appreciation	Unrealized Depreciation
Deutsche Bank AG: Continued
New Turkish Lira (TRY)	Sell	5,530	TRY	9/3/13	$2,837,251	$72,326	$—
Peruvian New Sol (PEN)	Sell	1,110	PEN	9/30/13	395,778	6,834	—
Polish Zloty (PLZ)	Sell	2,400	PLZ	11/29/13	715,565	13,754	—
South African Rand (ZAR)	Buy	9,710	ZAR	7/5/13-11/29/13	977,697	15,781	890

						108,695	449,185
Goldman Sachs Bank USA:
Australian Dollar (AUD)	Sell	1,205	AUD	11/29/13	1,090,156	17,649	—
Brazilian Real (BRR)	Sell	12,910	BRR	1/3/14	5,567,257	147,661	—
Colombian Peso (COP)	Buy	10,170,000	COP	9/26/13	5,244,883	13,414	40,973
Euro (EUR)	Sell	25,775	EUR	8/26/13	33,558,533	198,469	—
Japanese Yen (JPY)	Sell	246,000	JPY	11/29/13	2,482,925	60,279	555
New Turkish Lira (TRY)	Sell	6,500	TRY	8/12/13	3,346,870	229,487	—
South African Rand (ZAR)	Buy	11,660	ZAR	7/5/13	1,178,675	41,643	—

						708,602	41,528
HSBC Bank USA NA:
Malaysian Ringgit (MYR)	Buy	40,070	MYR	9/25/13	12,549,565	129,990	1,023
Malaysian Ringgit (MYR)	Sell	25,335	MYR	7/5/13-9/25/13	7,938,538	—	81,447
New Turkish Lira (TRY)	Buy	3,240	TRY	7/17/13	1,675,369	11,697	—

						141,687	82,470
JPMorgan Chase Bank NA:
Brazilian Real (BRR)	Sell	78,625	BRR	8/2/13-9/4/13	34,892,346	226,354	—
Colombian Peso (COP)	Sell	22,182,000	COP	10/7/13	11,427,412	592,094	—
Hungarian Forint (HUF)	Sell	280,000	HUF	9/16/13	1,225,969	—	13,027
Japanese Yen (JPY)	Sell	97,000	JPY	11/29/13	979,040	5,220	1,216
Malaysian Ringgit (MYR)	Buy	24,310	MYR	7/5/13	7,684,988	—	158,213
Mexican Nuevo Peso (MXN)	Buy	46,400	MXN	8/16/13	3,565,391	—	232,906
Mexican Nuevo Peso (MXN)	Sell	132,000	MXN	10/31/13	10,076,295	612,331	—
New Turkish Lira (TRY)	Sell	72,380	TRY	7/29/13-11/6/13	37,141,508	2,364,452	8,750
Russian Ruble (RUR)	Sell	356,620	RUR	9/10/13	10,727,856	177,954	—
South African Rand (ZAR)	Sell	97,700	ZAR	7/5/13	9,876,205	597,637	—
South Korean Won (KRW)	Buy	5,302,000	KRW	7/5/13	4,641,037	—	75,625
South Korean Won (KRW)	Sell	2,269,000	KRW	7/5/13	1,986,140	32,364	—
Thailand Baht (THB)	Sell	278,400	THB	7/12/13-5/8/14	8,919,132	432,718	—

						5,041,124	489,737
Morgan Stanley & Co. International plc
Peruvian New Sol (PEN)	Buy	4,970	PEN	9/30/13	1,772,086	—	56,464
Morgan Stanley Capital Services, Inc.:
Brazilian Real (BRR)	Sell	13,300	BRR	7/2/14	5,530,336	224,749	—
British Pound Sterling (GBP)	Sell	360	GBP	11/29/13	547,018	17,280	—
Euro (EUR)	Sell	2,315	EUR	11/29/13	3,015,559	61,330	—
Mexican Nuevo Peso (MXN)	Sell	374,880	MXN	8/16/13-11/6/13	28,680,287	793,829	—
Peruvian New Sol (PEN)	Buy	5,350	PEN	10/29/13	1,903,592	—	31,309
Polish Zloty (PLZ)	Buy	46,390	PLZ	8/26/13	13,909,987	—	30,531
Polish Zloty (PLZ)	Sell	19,220	PLZ	8/26/13	5,763,094	12,649	—
Russian Ruble (RUR)	Sell	111,700	RUR	9/10/13	3,360,164	—	11,842
South African Rand (ZAR)	Buy	2,980	ZAR	7/5/13	301,239	5,463	—
Swedish Krona (SEK)	Sell	1,040	SEK	11/29/13	154,566	6,207	—

						1,121,507	73,682

42	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts Continued
Counterparty/ Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Nomura Global Financial Products, Inc.:
Canadian Dollar (CAD)	Sell	800	CAD	8/30/13	$759,521	$10,167	$—
Japanese Yen (JPY)	Buy	1,430,000	JPY	11/29/13	14,433,266	246,758	—
Thailand Baht (THB)	Buy	87,800	THB	11/20/13	2,810,871	11,365	43,581

						268,290	43,581
Standard Chartered Bank
Malaysian Ringgit (MYR)	Sell	23,000	MYR	7/5/13	7,270,865	—	97,935
The Royal Bank of Scotland plc:
Hungarian Forint (HUF)	Sell	716,000	HUF	9/16/13	3,134,978	—	35,804
Norwegian Krone (NOK)	Buy	680	NOK	11/29/13	111,346	—	3,607
South African Rand (ZAR)	Buy	11,870	ZAR	7/5/13	1,199,903	26,555	—
South African Rand (ZAR)	Sell	128,970	ZAR	10/7/13	12,859,006	782,983	—
Swiss Franc (CHF)	Buy	520	CHF	11/29/13	551,403	10,366	—

						819,904	39,411

Total unrealized appreciation and depreciation						$12,654,568	$3,881,650

Futures Contracts as of June 28, 2013 are as follows:
Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
90-Day Sterling	Buy	14	12/16/15	$2,625,346	$10,367
90-Day Sterling	Buy	34	12/21/16	6,329,299	1,349
Australian Treasury Bonds, 10 yr.	Sell	58	9/16/13	6,279,890	135,478
Euro OAT	Sell	6	9/6/13	1,034,572	17,923
Euro-Bundesobligation	Sell	23	9/6/13	3,748,210	(17,865)
Euro-Bundesobligation	Sell	11	9/6/13	2,026,293	(14,765)
Three-Month Euro Euribor Interest Rate	Buy	8	9/19/16	2,566,449	7,091
U.S. Treasury Long Bonds	Sell	93	9/19/13	12,633,469	189,567
U.S. Treasury Long Bonds	Buy	590	9/19/13	80,147,813	(3,372,514)
U.S. Treasury Nts., 2 yr.	Sell	191	9/30/13	42,020,000	28,574
U.S. Treasury Nts., 2 yr.	Buy	5	9/30/13	1,100,000	166
U.S. Treasury Nts., 5 yr.	Sell	94	9/30/13	11,378,406	215,078
U.S. Treasury Nts., 5 yr.	Buy	521	9/30/13	63,065,422	(547,360)
U.S. Treasury Nts., 10 yr.	Sell	265	9/19/13	33,539,063	708,551
U.S. Treasury Nts., 10 yr.	Buy	518	9/19/13	65,559,375	(1,239,567)
U.S. Treasury Ultra Bonds	Buy	197	9/19/13	29,020,563	(1,729,131)

					$(5,607,058)

Over-the-Counter Written Options as of June 28, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
France (Republic of) Bonds, 2.75%, 10/25/27	Put	1,325,000	98.875	EUR	10/22/13	$49,408	$(40,283)	$9,125
Indian Rupee (INR)	Put	113,000,000	1USD per 59.450 INR		4/29/14	50,132	(144,024)	(93,892)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	1,336	90.000		12/20/13	402,995	(587,840)	(184,845)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	889	89.000		12/20/13	264,470	(347,852)	(83,382)

43	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Written Options Continued
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	446	$90.000	12/20/13	$139,375	$(196,240)	$(56,865)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	446	91.000	12/20/13	149,410	(223,000)	(73,590)
iShares iBoxx High Yield Corporate Bond Exchange Traded Fund	Put	444	89.000	12/20/13	135,420	(161,616)	(26,196)
Japanese Yen (JPY)	Put	273,000,000	1USD per 100.250 JPY	7/5/13	13,398	(10,775)	2,623
Japanese Yen (JPY)	Put	722,000,000	1USD per 120.000 JPY	5/22/15	122,138	(109,917)	12,221
Japanese Yen (JPY)[1]	Call	542,000,000	1USD per 90.000 JPY	5/22/15	102,378	(232,572)	(130,194)
Mexican Nuevo Peso (MXN)	Call	144,000,000	1USD per 12.350 MXN	9/18/13	73,749	(72,153)	1,596
Mexican Nuevo Peso (MXN)	Call	144,000,000	1USD per 12.350 MXN	9/18/13	74,390	(72,153)	2,237
Mexican Nuevo Peso (MXN)	Call	99,200,000	1USD per 12.765 MXN	9/23/13	66,833	(135,055)	(68,222)
Mexican Nuevo Peso (MXN)	Call	98,200,000	1USD per 12.632 MXN	9/23/13	59,159	(103,061)	(43,902)
Mexican Nuevo Peso (MXN)	Put	160,350,000	1USD per 13.755 MXN	9/18/13	136,394	(148,056)	(11,662)
Mexican Nuevo Peso (MXN)	Put	160,350,000	1USD per 13.755 MXN	9/18/13	136,860	(148,056)	(11,196)
Mexican Nuevo Peso (MXN)	Put	111,300,000	1USD per 14.319 MXN	9/23/13	114,184	(62,555)	51,629
Mexican Nuevo Peso (MXN)	Put	111,100,000	1USD per 14.300 MXN	9/23/13	130,678	(63,561)	67,117

					$2,221,371	$(2,858,769)	$(637,398)

1. Knock-in option becomes eligible for exercise if at any time spot rates are less than or equal to 79.50 JPY per 1 USD.

Over-the-Counter Credit Default Swap Contracts as of June 28, 2013 are as follows:
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Premium Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	125	EUR	3%	12/20/17	$4,874	$314	$5,188
UBS AG	Sell	125	EUR	3	12/20/17	5,012	314	5,326

	Total	250	EUR			9,886	628	10,514
Banco Santander SA
UBS AG	Sell	250	EUR	3	9/20/17	(901)	3,170	2,269

	Total	250	EUR			(901)	3,170	2,269
Ireland (Republic of):
Goldman Sachs International	Buy	660		1	3/20/18	(27,725)	17,890	(9,835)
Goldman Sachs International	Buy	585	EUR	1	3/20/18	(21,644)	9,844	(11,800)

	Total	660				(49,369)	27,734	(21,635)

	Total	585	EUR
Italy (Republic of)
Goldman Sachs International	Sell	660		1	3/20/23	105,519	(102,930)	2,589

	Total	660				105,519	(102,930)	2,589

44	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Credit Default Swap Contracts Continued
Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Premium Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Peru (Republic of)
Deutsche Bank AG	Buy	$3,605	1%	6/20/18	$11,126	$76,919	$88,045

	Total	3,605			11,126	76,919	88,045

		Grand Total Buys			(38,243)	104,653	66,410
		Grand Total Sells			114,504	(99,132)	15,372

	Total Over-the-Counter Credit Default Swaps				$76,261	$5,521	$81,782

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	500,000	EUR	$—	BBB to BBB-
Investment Grade Sovereign Debt	$660,000	USD	—	BBB+

Total USD	$660,000		$—

Total EUR	500,000	EUR	—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Interest Rate Swap Contracts as of June 28, 2013 are as follows:
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
BZDI:
Deutsche Bank AG	10,430	BRR	BZDI	10.410%	1/2/17	$(59,710)
Deutsche Bank AG	6,930	BRR	BZDI	10.540	1/2/17	(30,078)
Goldman Sachs International	30,465	BRR	BZDI	9.950	1/2/15	15,994

Total	47,825	BRR				(73,794)
MXN TIIE BANXICO:
Credit Suisse International	12,200	MXN	5.780%	MXN TIIE BANXICO	1/6/23	58,658
Goldman Sachs International	17,500	MXN	5.780	MXN TIIE BANXICO	1/6/23	84,140
JPMorgan Chase Bank NA	28,500	MXN	5.750	MXN TIIE BANXICO	1/9/23	142,410

Total where Fund pays a fixed rate	58,200	MXN				285,208

Bank of America NA	2,700	MXN	MXN TIIE BANXICO	7.530	5/18/33	1,523
Barclays Bank plc	22,600	MXN	MXN TIIE BANXICO	7.040	6/13/23	46,713
Barclays Bank plc	26,000	MXN	MXN TIIE BANXICO	6.995	6/12/23	41,067
Credit Suisse International	8,400	MXN	MXN TIIE BANXICO	6.645	12/24/32	(56,816)
Goldman Sachs International	11,000	MXN	MXN TIIE BANXICO	6.640	12/24/32	(91,341)
Goldman Sachs International	2,200	MXN	MXN TIIE BANXICO	7.800	5/27/33	4,665
HSBC Bank USA NA	22,300	MXN	MXN TIIE BANXICO	6.995	6/12/23	40,412
HSBC Bank USA NA	3,000	MXN	MXN TIIE BANXICO	7.370	5/17/33	(2,300)
JPMorgan Chase Bank NA	2,700	MXN	MXN TIIE BANXICO	7.340	5/17/33	(2,748)
JPMorgan Chase Bank NA	28,215	MXN	MXN TIIE BANXICO	7.100	6/12/23	68,367

45	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Swap Contracts Continued
Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
MXN TIIE BANXICO: Continued
JPMorgan Chase Bank NA	18,300	MXN	MXN TIIE BANXICO	6.590%	12/27/32	$(131,682)
Morgan Stanley Capital Services, Inc.	24,600	MXN	MXN TIIE BANXICO	7.370	5/17/33	(29,313)

Total where Fund pays a variable rate	172,015	MXN				(111,453)

Total	230,215	MXN				173,755
Six-Month HUF BUBOR:
Bank of America NA	379,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(22,971)
Deutsche Bank AG	580,000	HUF	Six-Month HUF BUBOR	4.800	6/17/18	(35,153)

Total	959,000	HUF				(58,124)
Six-Month JPY BBA LIBOR
Goldman Sachs International	79,000	JPY	Six-Month JPY BBA LIBOR	0.820	4/15/23	(12,435)
Three-Month CAD BA CDOR
Bank of America NA	6,635	CAD	Three-Month CAD BA CDOR	1.660	5/9/16	(31,187)
Three-Month SEK STIBOR SIDE:
Barclays Bank plc	5,000	SEK	Three-Month SEK STIBOR SIDE	2.175	5/10/23	(34,435)
Barclays Bank plc	5,000	SEK	Three-Month SEK STIBOR SIDE	2.055	4/29/23	(41,923)
Goldman Sachs International	10,000	SEK	Three-Month SEK STIBOR SIDE	1.555	4/29/18	(40,645)
Goldman Sachs International	19,000	SEK	Three-Month SEK STIBOR SIDE	1.565	5/3/18	(76,360)

Total	39,000	SEK				(193,363)
Three-Month ZAR JIBAR SAFEX:
Barclays Bank plc	81,000	ZAR	Three-Month ZAR JIBAR SAFEX	5.990	6/19/15	10,382
Barclays Bank plc	85,000	ZAR	Three-Month ZAR JIBAR SAFEX	6.980	6/20/15	37,652
Goldman Sachs Bank USA	96,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.850	6/25/16	30,595
Goldman Sachs International	132,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.000	6/20/15	60,912
Goldman Sachs International	93,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.950	6/22/16	36,962
JPMorgan Chase Bank NA	294,000	ZAR	Three-Month ZAR JIBAR SAFEX	8.070	6/19/17	519
JPMorgan Chase Bank NA	179,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.460	6/19/16	(1,057)
JPMorgan Chase Bank NA	142,000	ZAR	Three-Month ZAR JIBAR SAFEX	7.920	6/20/16	56,710

Total	1,102,000	ZAR				232,675

			Total Over-the-Counter Interest Rate Swaps			$37,527

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
SEK	Swedish Krona
ZAR	South African Rand

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BUBOR	Budapest Interbank Offered Rate

46	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Abbreviations/Definitions are as follows: Continued

BZDI	Brazil Interbank Deposit Rate
JIBAR SAFEX	Johannesburg Interbank Agreed Rate South African Futures Exchange
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

Over-the-Counter Credit Default Written Swaption Contracts as of June 28, 2013 are as follows:
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
CDX.NA.HY.20:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	$685		12/19/13	$10,446	$(10,446)	$—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	685		9/19/13	8,220	(8,220)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	685		12/19/13	10,960	(10,960)	—
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: CDX.NA.HY.20; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	685		9/19/13	4,042	(4,042)	—

						33,668	(33,668)	—
iTraxx Europe Crossover Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	1,375	EUR	7/18/13	10,310	(10,291)	19
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	1,375	EUR	7/18/13	10,758	(10,739)	19
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	1,355	EUR	7/18/13	5,173	(6,559)	(1,386)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 19 Version 1; Received: 5%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	675	EUR	7/18/13	2,577	(3,267)	(690)

						28,818	(30,856)	(2,038)

47	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Credit Default Written Swaption Contracts: Continued
Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Series 19 Version 1:
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	3,405	EUR	7/18/13	$10,350	$(9,241)	$1,109
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	3,405	EUR	7/18/13	5,850	(5,250)	600
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	6,800	EUR	7/18/13	8,126	(18,455)	(10,329)
JPMorgan Chase Bank NA	Index Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	6,800	EUR	7/18/13	4,514	(10,484)	(5,970)

						28,840	(43,430)	(14,590)

	Total Over-the-Counter Credit Default Written Swaption Contracts					$91,326	$(107,954)	$(16,628)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro

Abbreviations/Definitions are as follows:

CDX.NA.HY.20	Markit CDX North American High Yield
iTraxx Europe Crossover Series 19 Version 1:	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities

Over-the-Counter Interest Rate Written Swaption Contracts as of June 28, 2013 are as follows:
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
MXN TIIE BANXICO:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.06%; Termination Date: 1/2/24	Interest Rate Swap; Pay Floating	6,630	MXN	1/14/14	$19,218	$(43,931)	$(24,713)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.39%; Termination Date: 10/20/23	Interest Rate Swap; Pay Floating	39,100	MXN	11/1/13	65,279	(349,868)	(284,589)

48	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Written Swaption Contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
MXN TIIE BANXICO: Continued
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 5.44%; Termination Date: 10/19/23	Interest Rate Swap; Pay Floating	39,600	MXN	10/31/13	$67,479	$(344,435)	$(276,956)

						151,976	(738,234)	(586,258)
Six-Month AUD BBR BBSW
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month AUD BBR BBSW; Received: 4.057%; Termination Date: 5/13/24	Interest Rate Swap; Pay Floating	1,330	AUD	5/13/14	34,620	(60,355)	(25,735)
Six-Month EUR EURIBOR:
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 2/5/23	Interest Rate Swap; Pay Fixed	3,545	EUR	1/30/18	144,495	(124,582)	19,913
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.545%; Received: Six-Month EUR EURIBOR; Termination Date: 1/26/27	Interest Rate Swap; Pay Fixed	2,670	EUR	1/25/17	163,464	(110,793)	52,671

		Total where Fund pays fixed rate				307,959	(235,375)	72,584
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 3.117%; Termination Date: 6/1/33	Interest Rate Swap; Pay Floating	1,345	EUR	5/31/23	118,392	(110,465)	7,927
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.055%; Termination Date: 12/27/18	Interest Rate Swap; Pay Floating	6,810	EUR	12/23/13	53,548	(40,948)	12,600
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.82%; Termination Date: 6/29/17	Interest Rate Swap; Pay Floating	5,510	EUR	6/26/15	48,355	(42,351)	6,004
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.7625%; Termination Date: 6/24/17	Interest Rate Swap; Pay Floating	5,480	EUR	6/23/15	45,671	(43,706)	1,965

		Total where Fund pays floating rate				265,966	(237,470)	28,496

					Total	573,925	(472,845)	101,080
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1175%; Received: Six-Month GBP BBA LIBOR; Termination Date: 6/20/21	Interest Rate Swap; Pay Fixed	5,420	GBP	6/21/16	143,319	(65,264)	78,055

49	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Written Swaption Contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR: Continued
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.75%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	1,990	GBP	1/15/14	$52,369	$(10,692)	$41,677

		Total where Fund pays a fixed rate				195,688	(75,956)	119,732
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.1175%; Termination Date: 6/20/21	Interest Rate Swap; Pay Floating	5,420	GBP	6/21/16	114,486	(209,563)	(95,077)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.295%; Termination Date: 1/25/21	Interest Rate Swap; Pay Floating	4,765	GBP	1/26/16	178,161	(262,132)	(83,971)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.955%; Termination Date: 6/11/17	Interest Rate Swap; Pay Floating	4,060	GBP	6/12/15	33,034	(44,970)	(11,936)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 3.50%; Termination Date: 1/14/44	Interest Rate Swap; Pay Floating	1,990	GBP	1/15/14	44,360	(99,105)	(54,745)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.525%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	21,170	GBP	5/24/16	281,004	(607,666)	(326,662)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	5,020	GBP	12/7/15	189,330	(331,850)	(142,520)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.545%; Termination Date: 5/23/18	Interest Rate Swap; Pay Floating	2,675	GBP	5/24/16	35,371	(75,817)	(40,446)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.765%; Termination Date: 6/10/17	Interest Rate Swap; Pay Floating	8,090	GBP	6/11/15	65,112	(104,634)	(39,522)

		Total where Fund pays a floating rate				940,858	(1,735,737)	(794,879)

					Total	1,136,546	(1,811,693)	(675,147)

50	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Written Swaption Contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month CAD BA CDOR
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month CAD BA CDOR; Received: 2.5825%; Termination Date: 10/8/23	Interest Rate Swap; Pay Floating	15,740	CAD	10/9/13	$136,665	$(563,836)	$(427,171)
Three-Month USD BBA LIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	2,655		11/8/13	18,054	(852)	17,202
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/13/23	Interest Rate Swap; Pay Fixed	2,655		11/8/13	10,886	(352)	10,534
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3.07%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/3/43	Interest Rate Swap; Pay Fixed	2,015		9/3/13	28,311	(11,297)	17,014
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.80%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	10,525		11/8/13	44,205	(1,408)	42,797
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3%; Received: Three-Month USD BBA LIBOR; Termination Date: 11/9/23	Interest Rate Swap; Pay Fixed	10,525		11/8/13	74,201	(3,405)	70,796
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.1725%; Received: Three-Month USD BBA LIBOR; Termination Date: 10/10/23	Interest Rate Swap; Pay Fixed	15,740		10/9/13	116,870	(26,749)	90,121

		Total where Fund pays a fixed rate				292,527	(44,063)	248,464
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.4025%; Termination Date: 12/18/18	Interest Rate Swap; Pay Floating	33,000		12/17/13	221,100	(435,570)	(214,470)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.045%; Termination Date: 7/30/23	Interest Rate Swap; Pay Floating	20,500		7/29/13	102,500	(46,549)	55,951
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.2625%; Termination Date: 8/29/23	Interest Rate Swap; Pay Floating	59,550		8/28/13	433,091	(206,811)	226,280

51	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Consolidated Statement of Investments Continued

Over-the-Counter Interest Rate Written Swaption Contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	$10,450	12/15/15	$536,608	$(1,037,043)	$(500,435)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	20,415	4/26/17	528,749	(966,225)	(437,476)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.80%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	5,350	5/27/15	89,773	(193,783)	(104,010)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 4.30%; Termination Date: 5/28/25	Interest Rate Swap; Pay Floating	5,350	5/27/15	54,035	(128,615)	(74,580)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.95%; Termination Date: 2/21/24	Interest Rate Swap; Pay Floating	41,885	2/20/14	586,390	(1,240,522)	(654,132)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.13375%; Termination Date: 9/30/23	Interest Rate Swap; Pay Floating	34,610	9/27/13	410,994	(311,354)	99,640
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.995%; Termination Date: 8/29/18	Interest Rate Swap; Pay Floating	13,565	8/28/13	64,434	(40,294)	24,140
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.5075%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	1,340	9/3/13	20,033	(35,773)	(15,740)

52	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Over-the-Counter Interest Rate Written Swaption Contracts: Continued
Reference Entity/ Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR: Continued
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.52%; Termination Date: 9/3/43	Interest Rate Swap; Pay Floating	$5,085	9/3/13	$76,021	$(130,312)	$(54,291)

		Total where Fund pays a floating rate			3,123,728	(4,772,851)	(1,649,123)

				Total	3,416,255	(4,816,914)	(1,400,659)

	Total Over-the-Counter Interest Rate Written Swaption Contracts				$5,449,987	$(8,463,877)	$(3,013,890)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

See accompanying Notes to Consolidated Financial Statements.

53	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF  ASSETS AND LIABILITIES    Unaudited

June 28, 2013[1]
Assets
Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $2,417,286,292)	$2,330,264,369
Affiliated companies (cost $195,028,725)	196,747,959
2,527,012,328
Cash	7,485,264
Unrealized appreciation on foreign currency exchange contracts	12,654,568
Swaps, at value (net premiums paid $29,258)	846,132
Receivables and other assets:
Investments sold (including $24,335,298 sold on a when-issued or delayed delivery basis)	33,883,872
Interest, dividends and principal paydowns	29,598,608
Closed foreign currency contracts	2,864,405
Shares of beneficial interest sold	865,288
Variation margin receivable	435,506
Other	99,314
Total assets	2,615,745,285
Liabilities
Bank overdraft-foreign currencies	6,667
Options written, at value (premiums received $2,221,371)	2,858,769
Swaptions written, at value (premiums received $5,541,313)	8,571,831
Unrealized depreciation on foreign currency exchange contracts	3,881,650
Swaps, at value (premiums received $105,519)	803,084
Payables and other liabilities:
Investments purchased (including $114,903,454 purchased on a when-issued or delayed delivery basis)	128,352,910
Closed foreign currency contracts	2,736,562
Shares of beneficial interest redeemed	2,122,526
Distribution and service plan fees	368,019
Transfer and shareholder servicing agent fees	206,605
Variation margin payable	108,220
Trustees’ compensation	82,889
Shareholder communications	46,068
Other	212,833
Total liabilities	150,358,633
Net Assets	$2,465,386,652
Composition of Net Assets
Par value of shares of beneficial interest	$461,001
Additional paid-in capital	2,506,295,847
Accumulated net investment income	82,701,059
Accumulated net realized loss on investments and foreign currency transactions	(37,718,106)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(86,353,149)
Net Assets	$2,465,386,652

54	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $709,562,002 and 134,872,758 shares of beneficial interest outstanding)	$5.26
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $1,755,824,650 and 326,127,796 shares of beneficial interest outstanding)	$5.38

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

55	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF  OPERATIONS    Unaudited

For the Six Months Ended June 28, 2013[1]
Allocation of Income and Expenses from Master Funds[2]
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC:
Interest	$2,612,725
Dividends	1,724
Net expenses	(129,105)
Net investment income allocated from Oppenheimer Master Event-Linked Bond Fund, LLC	2,485,344
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	5,976,837
Dividends	2,912
Net expenses	(291,950)
Net investment income allocated from Oppenheimer Master Loan Fund, LLC	5,687,799
Total allocation of net investment income from master funds	8,173,143
Investment Income
Interest (net of foreign withholding taxes of $44,557)	67,707,786
Dividends:
Unaffiliated companies	116,235
Affiliated companies	47,119
Fee income on when-issued securities	5,525,609
Total investment income	73,396,749
Expenses
Management fees	7,340,495
Distribution and service plan fees—Service shares	2,291,858
Transfer and shareholder servicing agent fees:
Non-Service shares	367,777
Service shares	916,765
Shareholder communications:
Non-Service shares	33,718
Service shares	84,014
Custodian fees and expenses	191,435
Trustees’ compensation	41,009
Other	107,964
Total expenses	11,375,035
Less waivers and reimbursements of expenses	(406,348)
Net expenses	10,968,687
Net Investment Income	70,601,205

56	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options and swaptions exercised)	$18,120,998
Closing and expiration of option contracts written	7,071,960
Closing and expiration of swaption contracts written	(1,994,606)
Closing and expiration of futures contracts	(7,032,578)
Foreign currency transactions	(14,143,544)
Swap contracts	(3,534,801)
Net realized gain (loss) allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	(33,682)
Oppenheimer Master Loan Fund, LLC	4,563,554
Net realized gain	3,017,301
Net change in unrealized appreciation/depreciation on:
Investments	(99,965,034)
Translation of assets and liabilities denominated in foreign currencies	(24,260,007)
Futures contracts	(4,254,644)
Option contracts written	(1,195,923)
Swaption contracts written	(2,882,894)
Swap contracts	128,355
Net change in unrealized appreciation/deprecation allocated from:
Oppenheimer Master Event-Linked Bond Fund, LLC	920,950
Oppenheimer Master Loan Fund, LLC	(2,813,102)
Net change in unrealized appreciation/depreciation	(134,322,299)
Net Decrease in Net Assets Resulting from Operations	$(60,703,793)

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. The Fund invests in certain affiliated funds that expected to be treated as partnerships for tax purposes.

See accompanying Notes to Consolidated Financial Statements.

57	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENTS OF  CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012[2]
Operations
Net investment income	$70,601,205	$140,214,643
Net realized gain (loss)	3,017,301	(35,412,937)
Net change in unrealized appreciation/depreciation	(134,322,299)	192,342,982
Net increase (decrease) in net assets resulting from operations	(60,703,793)	297,144,688
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(36,272,242)	(41,097,829)
Service shares	(83,922,335)	(95,632,597)
	(120,194,577)	(136,730,426)
Distributions from net realized gain:
Non-Service shares	—	(7,582,316)
Service shares	—	(18,415,501)
	—	(25,997,817)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares	20,668,535	56,198,952
Service shares	42,899,331	139,111,661
	63,567,866	195,310,613
Net Assets
Total increase (decrease)	(117,330,504)	329,727,058
Beginning of period	2,582,717,156	2,252,990,098
End of period (including accumulated net investment income of $82,701,059 and $132,294,431, respectively)	$2,465,386,652	$2,582,717,156

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

See accompanying Notes to Consolidated Financial Statements.

58	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL  HIGHLIGHTS

	Six Months Ended June 28, 2013[1]	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
Non-Service Shares	(Unaudited)	2012[2]	2011[1,2]	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$5.67	$5.38	$5.58	$5.30	$4.49	$5.56
Income (loss) from investment operations:
Net investment income[3]	.16	.33	.36	.34	.30	.30
Net realized and unrealized gain (loss)	(.29)	.36	(.31)	.40	.53	(1.04)
Total from investment operations	(.13)	.69	.05	.74	.83	(.74)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)	(.34)	(.18)	(.46)	(.02)	(.27)
Distributions from net realized gain	—	(.06)	(.07)	—	— [4]	(.06)
Total dividends and distributions to shareholders	(.28)	(.40)	(.25)	(.46)	(.02)	(.33)
Net asset value, end of period	$5.26	$5.67	$5.38	$5.58	$5.30	$4.49
Total Return, at Net Asset Value[5]	(2.36)%	13.53%	0.85%	14.97%	18.83%	(14.21)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$709,562	$741,996	$648,084	$711,755	$757,772	$648,570
Average net assets (in thousands)	$741,455	$690,351	$694,868	$737,071	$681,926	$753,062
Ratios to average net assets:[6,7]
Net investment income	5.68%	6.01%	6.50%	6.47%	6.20%	5.78%
Total expenses[8]	0.74%	0.77%	0.77%	0.75%	0.67%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.71%	0.71%	0.71%	0.64%	0.57%
Portfolio turnover rate[9]	52%	78%	49%	99%	110%	86%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 28, 2013	0.74%
Year Ended December 31, 2012	0.77%
Year Ended December 30, 2011	0.77%
Year Ended December 31, 2010	0.75%
Year Ended December 31, 2009	0.68%
Year Ended December 31, 2008	0.60%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 28, 2013	$3,507,512,135	$3,896,975,119
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,223
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589

See accompanying Notes to Consolidated Financial Statements.

59	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED FINANCIAL  HIGHLIGHTS    Continued

	Six Months Ended June 28, 2013[1]	Year Ended December 31,	Year Ended December 30,	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
Service Shares	(Unaudited)	2012[2]	2011[1,2]	2010	2009	2008
Per Share Operating Data
Net asset value, beginning of period	$5.79	$5.49	$5.68	$5.38	$4.56	$5.65
Income (loss) from investment operations:
Net investment income[3]	.16	.33	.35	.33	.29	.29
Net realized and unrealized gain (loss)	(.30)	.36	(.31)	.42	.54	(1.06)
Total from investment operations	(.14)	.69	.04	.75	.83	(.77)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.33)	(.16)	(.45)	(.01)	(.26)
Distributions from net realized gain	—	(.06)	(.07)	—	— [4]	(.06)
Total dividends and distributions to shareholders	(.27)	(.39)	(.23)	(.45)	(.01)	(.32)
Net asset value, end of period	$5.38	$5.79	$5.49	$5.68	$5.38	$4.56
Total Return, at Net Asset Value[5]	(2.54)%	13.15%	0.65%	14.77%	18.41%	(14.49)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,755,825	$1,840,721	$1,604,906	$1,670,340	$3,656,726	$2,810,315
Average net assets (in thousands)	$1,848,292	$1,715,995	$1,673,715	$2,485,427	$3,143,836	$3,152,967
Ratios to average net assets:[6,7]
Net investment income	5.43%	5.76%	6.25%	6.15%	5.95%	5.54%
Total expenses[8]	0.99%	1.02%	1.02%	0.99%	0.92%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	0.96%	0.96%	0.95%	0.89%	0.82%
Portfolio turnover rate[9]	52%	78%	49%	99%	110%	86%

1. June 28, 2013 and December 30, 2011 represent the last business day of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Certain amounts have been restated to reflect a change in method of accounting. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master funds.

8. Total expenses including all affiliated fund expenses were as follows:

Six Months Ended June 28, 2013	0.99%
Year Ended December 31, 2012	1.02%
Year Ended December 30, 2011	1.02%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	0.93%
Year Ended December 31, 2008	0.85%

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended June 28, 2013	$3,507,512,135	$3,896,975,119
Year Ended December 31, 2012	$3,862,820,437	$3,466,796,223
Year Ended December 30, 2011	$1,050,654,783	$1,039,506,614
Year Ended December 31, 2010	$1,034,550,699	$1,085,289,655
Year Ended December 31, 2009	$1,909,574,925	$1,836,038,328
Year Ended December 31, 2008	$634,319,548	$594,845,589

See accompanying Notes to Consolidated Financial Statements.

60	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Global Strategic Income Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Change in Method of Accounting. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. Prior to June 28, 2013, the Subsidiary was shown as an investment of the Fund on the Statement of Investments and the financial statements of the Subsidiary were presented along with the Fund. The staff of the Securities and Exchange Commission has recently commented on their preference to have wholly-owned Cayman investment funds consolidated into the parent fund’s financial statements. Management of the Fund implemented the change in policy because it is a more effective method of providing transparency into the Fund’s holdings and operations. Accordingly, as a result of the change in method of accounting, the Fund consolidates the assets and liabilities as well as the operations of the Subsidiary within its financial statements.

The result of the policy change did not have an impact on total net assets of the Fund, however it resulted in the following changes to the financial statements. As of the beginning of the Fund’s fiscal period, the financial statement line items on the Consolidated Statement of Assets and Liabilities were affected by the change as follows: cash increased $1,455,203; payables and other liabilities increased $20,236 and investments at value, wholly-owned subsidiary decreased $1,434,967. For the six months ended June 28, 2013, the financial statement line items on the Consolidated Statements of Operations and Changes in Net Assets were affected by the change as follows: net investment income includes a net investment loss from the Subsidiary of $22,208. For the year ended December 31, 2012, the following changes were made to the Consolidated Statement of Changes in Net Assets: net investment income decreased $47,552 and net change in unrealized appreciation increased by $47,552. The changes to the Consolidated Financial Highlights were immaterial.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities

61	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$114,903,454
Sold securities	24,335,298

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of June 28, 2013 is as follows:

Cost	$24,398,289
Market Value	$7,694,371
Market Value as a % of Net Assets	0.31%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund may invest up to 25% of its total assets in Oppenheimer Global Strategic Income Fund (Cayman) Ltd., a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are

62	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through September of 2030. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income. For the six months ended June 28, 2013, the Subsidiary has a deficit of $22,208 in its taxable earnings and profits. In addition, any in-kind capital contributions made by the Fund to the Subsidiary will result in the Fund recognizing taxable gain to the extent of unrealized gain, if any, on securities transferred to the Subsidiary while any unrealized losses on securities so transferred will not be recognized at the time of transfer.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At June 28, 2013, the Fund owned 15,000 shares with a market value of $1,412,759.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee.

63	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Consolidated Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$5,751,368
2016	3,339,490
No expiration	21,172,357

Total	$30,263,215

Of these losses, $13,943,514 are subject to Sec. 382 loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $3,339,490 per year.

As of June 28, 2013, it is estimated that the capital loss carryforwards would be $9,090,858 expiring by 2016 and $18,155,056 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal

64	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $3,017,301 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,612,529,821
Federal tax cost of other investments	135,515,810

Total federal tax cost	$2,748,045,631

Gross unrealized appreciation	$53,967,954
Gross unrealized depreciation	(148,641,112)

Net unrealized depreciation	$(94,673,158)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

65	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold (except for the investments in the Subsidiary) are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the

66	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security.

67	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$72,223,259	$16,498,735	$88,721,994
Corporate Loans	—	41,731,422	4,212,575	45,943,997
Mortgage-Backed Obligations	—	518,933,503	478,002	519,411,505
U.S. Government Obligations	—	188,032,249	—	188,032,249
Foreign Government Obligations	—	572,923,579	—	572,923,579
Corporate Bonds and Notes	—	871,823,238	—	871,823,238
Preferred Stocks	—	3,124,396	—	3,124,396

68	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table: continued
Common Stocks	$1,932,097	$—	$2,542,950	$4,475,047
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	13,688,199	12,364,544	26,052,743
Exchange-Traded Options Purchased	207,656	—	—	207,656
Over-the-Counter Options Purchased	—	2,866,243	—	2,866,243
Over-the-Counter Credit Default Swaptions Purchased	—	84,325	—	84,325
Over-the-Counter Interest Rate Swaptions Purchased	—	6,597,397	—	6,597,397
Investment Companies	48,251,706	148,496,253	—	196,747,959

Total Investments, at Value	50,391,459	2,440,524,063	36,096,806	2,527,012,328
Other Financial Instruments:
Swaps, at value	—	846,132	—	846,132
Variation margin receivable	435,506	—	—	435,506
Foreign currency exchange contracts	—	12,654,568	—	12,654,568

Total Assets	$50,826,965	$2,454,024,763	$36,096,806	$2,540,948,534

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(803,084)	$—	$(803,084)
Options written, at value	—	(2,858,769)	—	(2,858,769)
Variation margin payable	(108,220)	—	—	(108,220)
Foreign currency exchange contracts	—	(3,881,650)	—	(3,881,650)
Swaptions written, at value	—	(8,571,831)	—	(8,571,831)

Total Liabilities	$(108,220)	$(16,115,334)	$—	$(16,223,554)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1		Transfers into Level 2		Transfers out of Level 2	Transfers into Level 3		Transfers out of Level 3
Assets Table
Investments, at Value:
Common Stocks	$143,954	[a]	$—		$—	$—		$(143,954)[a]
Corporate Bonds and Notes	—		540,000	[b]	—	—		(540,000)[b]
Structured Securities	—		11,214,573	[b]	(10,550,289)[c]	10,550,289	[c]	(11,214,573)[b]

Total Assets	$143,954		$11,754,573		$(10,550,289)	$10,550,289		$(11,898,527)

a. Transferred from Level 3 to Level 1 due to the presence of a readily available unadjusted quoted market price.

b. Transferred from Level 3 to Level 2 due to the availability of market data for this security.

c. Transferred from Level 2 to Level 3 because of the lack of observable market data.

69	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of December 31, 2012	Realized gain (loss)	Change in unrealized appreciation/ depreciation	Accretion/ (amortization) of premium/discount[a]
Assets Table
Investments, at Value:
Asset-Backed Securities	$13,833,500	$—	$2,637,390	$27,845
Corporate Loans	4,212,575	—	—	—
Mortgage-Backed Obligations	4,785,844	111,377	(236,633)	8,834
Corporate Bonds and Notes	1,357,068	71,658	(53,019)	(6,131)
Preferred Stocks	2,778,825	(316,640)	926,275	—
Common Stocks	2,939,696	(2,582,067)	2,724,706	—
Rights, Warrants, and Certificates	816	—	(816)	—
Structured Securities	19,537,403	1,875	(799,380)	540,805

Total Assets	$49,445,727	$(2,713,797)	$5,198,523	$571,353

a. Included in net investment income.

	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Value as of June 28, 2013
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$—	$—	$—	$16,498,735
Corporate Loans	—	—	—	—	4,212,575
Mortgage-Backed Obligations	—	(4,191,420)	—	—	478,002
Corporate Bonds and Notes	—	(829,576)	—	(540,000)	—
Preferred Stocks	—	(3,388,460)	—	—	—
Common Stocks	15	(395,446)	—	(143,954)	2,542,950
Rights, Warrants, and Certificates	—	—	—	—	—
Structured Securities	—	(6,251,875)	10,550,289	(11,214,573)	12,364,544

Total Assets	$15	$(15,056,777)	$10,550,289	$(11,898,527)	$36,096,806

The total change in unrealized appreciation/depreciation included in the Consolidated Statement of Operations attributable to level 3 investments still held at June 28, 2013 includes:

Change in unrealized appreciation/depreciation
Asset-Backed Securities	$2,637,390
Mortgaged-Backed Obligations	7,804
Common Stocks	15,281
Rights, Warrants and Certificates	(816)
Structured Securities	(993,684)

Total	$1,665,975

70	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 as of June 28, 2013:

	Value as of June 28, 2013	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used
Assets Table
Investments, at Value:
Asset-Backed Securities	$16,498,735	Broker quotes	Broker Bid	N/A	N/A	[a]
Corporate Loans	4,212,575	Discount to appraised value	Discount rate Appraisal of Collateral	N/A $30—35 million	35%[b] $32.5 million
Mortgage-Backed Obligations	4,505	Broker quotes	Broker Bid and Ask	N/A	N/A	[c]
Mortgage-Backed Obligations	473,497	Broker quotes through Pricing Service	Broker Bid and Ask	N/A	N/A	[c]
Common Stock	2,527,654	Broker quotes	Proprietary model	N/A	N/A	[c]
		Discounted cash flow	Future distributions	August 2013 distribution ($0—1.91 / share)	$0.955 / share[d]

Common Stock	15,296		Probability of payment	August 2013 distribution ($0—12.10 / share)	$9.075 / share
Structured Securities	12,087,485	Broker quotes	Proprietary model	N/A	N/A	[c]
Structured Securities	277,059	Estimated recovery proceeds	Court awarded settlement terms	N/A	N/A	[e]

Total	$36,096,806

a. The Fund fair values certain asset-backed securities using broker-dealer price quotations provided on a monthly basis. The Manager periodically reviews broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the broker.

b. The Fund fair values its proportionate ownership of certain loans at a discount to an appraised value of underlying collateral to reflect the age of the appraisal, uncertainty of the sales price as compared to the appraised value, and illiquidity. A significant decrease (increase) to the discount rate, or a significant increase (decrease) to the underlying collateral’s appraised value, will result in a significant increase (decrease) to the fair value of the investment.

c. Securities classified as Level 3 whose unadjusted values were provided by a pricing service or broker-dealer for which such inputs are unobservable. The Manager periodically reviews pricing vendor and broker methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service or broker.

d. The Fund fair values certain cash distributions to be received as a result of a merger on common stock held using discounts to reflect the uncertainty of the future anticipated distributions. The Manager monitors such investments for additional market information or the occurence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

e. The Fund fair values certain structured securities using projected settlement proceeds of principal and penalty interest estimated using the information provided within the court order. A significant increase (decrease) to the estimated settlement proceeds will result in a significant increase (decrease) to the value of the investment.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	8,049,402	$46,244,670	11,893,556	$65,980,860
Dividends and/or distributions reinvested	6,754,608	36,272,242	9,254,780	48,680,145
Acquisition—Note 9	—	—	9,127,251	50,838,789
Redeemed	(10,824,832)	(61,848,377)	(19,793,962)	(109,300,842)

Net increase	3,979,178	$20,668,535	10,481,625	$56,198,952

71	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Beneficial Interest Continued

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Service Shares
Sold	13,878,771	$81,172,979	29,727,051	$168,387,762
Dividends and/or distributions reinvested	15,286,400	83,922,335	21,198,531	114,048,098
Acquisition—Note 9	—	—	10,563,745	60,107,709
Redeemed	(21,051,546)	(122,195,983)	(35,968,087)	(203,431,908)

Net increase	8,113,625	$42,899,331	25,521,240	$139,111,661

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$825,802,027	$1,038,070,764
U.S. government and government agency obligations	216,851,702	180,704,172
To Be Announced (TBA) mortgage-related securities	3,507,512,135	3,896,975,119

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Over $1 billion	0.50

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreements, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the subsidiary, which shall be calculated after any investment management fee waivers. The fees paid to the Sub-Adviser are paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

72	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.75% for Non-Service shares and 1.00% for Service shares.

The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees. During the six months ended June 28, 2013, the Manager waived $5,296.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in IMMF, Oppenheimer Short Duration Fund and the Master Funds. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $401,052 for management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

73	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

74	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended June 28, 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $323,830,761 and $767,738,320, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $171,156,289 and $426,246,456 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

75	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $698,507 and $396,000 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

76	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $401,844 and $721,855 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 28, 2013 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2012	1,635,535,942	$745,170	2,145,319,399	$979,485
Options written	64,999,785,439	6,846,564	64,087,777,737	9,141,161
Options closed or expired	(45,758,891,381)	(5,127,122)	(26,504,513,575)	(4,411,982)
Options exercised	(19,849,030,000)	(2,088,103)	(38,076,155,000)	(3,863,802)

Options outstanding as of June 28, 2013	1,027,400,000	$376,509	1,652,428,561	$1,844,862

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Consolidated Statements of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This

77	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $30,318,108 and $21,310,250 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.
For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $28,134,749 and $70,948,743 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

78	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $37,679,084 and $24,848,040 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 28, 2013, the Fund had no such total return swap agreements outstanding.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the six months ended June 28, 2013, the Fund had ending monthly average notional amounts of $308,694 and $329,354 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of June 28, 2013, the Fund had no such volatility swap agreements outstanding.

79	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

80	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $5,768,811 and $6,111,075 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended June 28, 2013 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of December 31, 2012	253,267,387	$5,033,479
Swaptions written	1,621,035,000	14,023,241
Swaptions closed or expired	(1,322,697,387)	(12,950,557)
Swaptions exercised	(40,100,000)	(564,850)

Swaptions outstanding as of June 28, 2013	511,505,000	$5,541,313

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 28, 2013 the Fund has required certain counterparties to post collateral of $10,964,446.

Certain ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. As of June 28, 2013, the aggregate fair value of derivative instruments with such credit related contingent features in a net liability position was $2,553,177 for which the Fund has posted collateral of $3,504,376.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a

81	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 28, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets in the Consolidated Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$2,930,975	$(1,892,967)	$(1,038,008)	$—	$—
Barclays Bank plc	4,163,289	(4,163,289)	—	—	—
BNP Paribas	—	—	—	—	—
Citibank NA	888,838	(888,838)	—	—	—
Credit Suisse International	60,897	(60,897)	—	—	—
Deutsche Bank AG	1,319,530	(1,319,530)	—	—	—
Goldman Sachs Bank USA	1,863,724	(1,136,172)	—	—	727,552
Goldman Sachs International	3,049,621	(2,852,227)	—	—	197,394
HSBC Bank USA, N.A.	182,099	(182,099)	—	—	—
JPMorgan Chase Bank NA	8,501,584	(2,191,297)	(6,043,547)	—	266,740
Morgan Stanley & Co. International plc	—	—	—	—	—
Morgan Stanley Capital Services, LLC	1,398,182	(1,069,926)	(328,256)	—	—
Nomura Global Financial Products, Inc	321,136	(88,775)	(232,361)	—	—

82	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty: Continued	Gross Amount of Assets in the Consolidated Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Standard Chartered Bank	$—	$—	$—	$—	$—
The Royal Bank of Scotland plc	819,904	(39,411)	(780,493)	—	—
UBS AG	413,291	(413,291)	—	—	—

Total	$25,913,070	$(16,298,719)	$(8,422,665)	$—	$1,191,686

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at June 28, 2013:

		Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amount of Liabilities in the Consolidated Statement of Assets and Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,892,967)	$1,892,967	$—	$—	$—
Barclays Bank plc	(5,617,395)	4,163,289	1,454,106	—	—
BNP Paribas	(10,263)	—	—	—	(10,263)
Citibank NA	(1,196,547)	888,838	—	—	(307,709)
Credit Suisse International	(232,481)	60,897	171,584	—	—
Deutsche Bank AG	(1,457,175)	1,319,530	137,645	—	—
Goldman Sachs Bank USA	(1,136,172)	1,136,172	—	—	—
Goldman Sachs International	(2,852,227)	2,852,227	—	—	—
HSBC Bank USA, N.A.	(244,893)	182,099	—	—	(62,794)
JPMorgan Chase Bank NA	(2,191,297)	2,191,297	—	—	—
Morgan Stanley & Co. International plc	(56,464)	—	—	—	(56,464)
Morgan Stanley Capital Services, LLC	(1,069,926)	1,069,926	—	—	—
Nomura Global Financial Products, Inc	(88,775)	88,775	—	—	—
Standard Chartered Bank	(97,935)	—	—	—	(97,935)
The Royal Bank of Scotland plc	(39,411)	39,411	—	—	—
UBS AG	(667,968)	413,291	212,962	—	(41,715)

Total	$(18,851,896)	$16,298,719	$1,976,297	$—	$(576,880)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statement of Investments may exceed these amounts.

83	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities as of June 28, 2013:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value		Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$108,451		Swaps, at value	$102,930
Interest rate contracts	Swaps, at value	737,681		Swaps, at value	700,154
Interest rate contracts	Variation margin receivable	435,506	*	Variation margin payable	108,220	*
Foreign exchange contracts	Closed currency contracts	2,864,405		Closed currency contracts	2,736,562
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	12,654,568		Unrealized depreciation on foreign currency exchange contracts	3,881,650
Foreign exchange contracts				Options written, at value	1,301,938
Interest rate contracts				Options written, at value	1,556,831
Credit contracts				Swaptions written, at value	107,954
Interest rate contracts				Swaptions written, at value	8,463,877
Credit contracts	Investments, at value	84,325	**
Foreign exchange contracts	Investments, at value	1,252,880	**
Interest rate contracts	Investments, at value	8,418,416	**

Total		$26,556,232			$18,960,116

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased options and purchased swaptions.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies (including premiums on options and swaptions exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts	Foreign currency transactions	Swap contracts	Total
Credit contracts	$10,737	$62,893	$—	$—	$—	$(398,198)	$(324,568)
Equity contracts	—	—	—	(2,398,234)	—	3,048,296	650,062
Foreign exchange contracts	5,685,561	—	6,605,917	91,386	2,231,353	—	14,614,217
Interest rate contracts	(1,251,019)	(2,057,499)	466,043	(4,839,509)	—	(1,124,280)	(8,806,264)
Volatility contracts	—	—	—	113,779	—	(5,060,619)	(4,946,840)

Total	$4,445,279	$(1,994,606)	$7,071,960	$(7,032,578)	$2,231,353	$(3,534,801)	$1,186,607

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

84	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Swaption contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Total
Credit contracts	$14,625	$—	$(16,628)	$—	$—	$347,297	$345,294
Equity contracts	—	—	—	634,228	—	(420,204)	214,024
Foreign exchange contracts	241,465	(794,969)	—	51,728	9,406,321	—	8,904,545
Interest rate contracts	4,935,428	(400,954)	(2,866,266)	(4,940,600)	—	(361,253)	(3,633,645)
Volatility contracts	—	—	—	—	—	562,515	562,515

Total	$5,191,518	$(1,195,923)	$(2,882,894)	$(4,254,644)	$9,406,321	$128,355	$6,392,733

* Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of June 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

8. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. Commitments of $3,1600,000 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.

9. Acquisition of Oppenheimer High Income Fund/VA

On October 25, 2012, the Fund acquired all of the net assets of Oppenheimer High Income Fund/VA at a fair market value, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer High Income Fund/VA shareholders on September 14, 2012. The purpose of this acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential as well as lowered total expenses.

The transaction qualified as a tax-free reorganization, (the “merger”) for federal income tax purposes allowing the Fund to use the original cost basis of the investments received to calculate subsequent gains and losses for tax reporting purposes.

Details of the merger are shown in the following table:

	Exchange Ratio to One Share of the Oppenheimer High Income Fund/VA	Shares of Beneficial Interest Issued by the Fund	Value of Issued Shares of Beneficial Interest	Combined Net Assets on October 25, 2012[1]
Non-Service	0.3227303411	8,294,514	$46,200,443	$ 739,622,804
Service	0.3184024605	9,433,727	$53,677,909	$1,819,058,909
Class 3	0.3263655296	832,737	$4,638,346	See Non-Service shares above
Class 4	0.3240643234	1,130018	$6,429,800	See Service shares above

1. The net assets acquired included net unrealized depreciation of $3,949,765 and an unused capital loss carryforward of $225,414,822, potential utilization subject to tax limitations.

85	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO  CONSOLIDATED FINANCIAL STATEMENTS    Unaudited / Continued

9. Acquisition of Oppenheimer High Income Fund/VA Continued

Had the merger occurred at the beginning of the reporting period, the Fund’s Consolidated Statement of Operations would have been adjusted to the following amounts:

Net investment income	$147,886,894
Net gain on investments	162,844,456
Net increase in net assets resulting from operations	310,711,350

10. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15,2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges

86	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

87	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

88	OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

OPPENHEIMER  GLOBAL STRATEGIC INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Arthur P. Steinmetz, Vice President

Krishna Memani, Vice President

Sara J. Zervos, Ph.D. Vice President

Jack Brown, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	K&L Gates LLP

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses, carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

June 30, 2013
Oppenheimer Equity Income Fund/VA A Series of Oppenheimer Variable Account Funds	Semiannual Report

SEMIANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements * Prior to 4/30/13, the Fund’s name was Oppenheimer Value Fund/VA

Portfolio Manager: Michael S. Levine, CFA1

Cumulative Total Returns

For the 6-Month Period Ended 6/28/132

Non-Service Shares	13.31%
Service Shares	13.29%
Average Annual Total Returns For the Periods Ended 6/28/13[2]
	1-Year	5-Year	10-Year
Non-Service Shares	24.46%	9.02%	9.13%

	1-Year	5-Year	Since Inception (9/18/06)
Service Shares	22.70%	4.10%	3.07%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, call us at 1.800.988.8287. The Fund’s total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. The Fund’s total returns include changes in share price and reinvested distributions but do not include the charges associated with the separate account products that offer this Fund. Such performance would have been lower if such charges were taken into account.

1. Effective April 30, 2013.

2. June 28, 2013, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

TOP TEN COMMON STOCK HOLDINGS
Citigroup, Inc.	3.4%
Apple, Inc.	3.3
General Electric Co.	3.3
JPMorgan Chase & Co.	3.1
Chevron Corp.	2.6
MetLife, Inc.	2.0
Goldman Sachs Group, Inc. (The)	2.0
Pfizer, Inc.	1.9
CenturyLink, Inc.	1.8
BP plc, Sponsored ADR	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of June 28, 2013, and are based on the total market value of common stocks.

2    OPPENHEIMER EQUITY INCOME FUND/VA

Fund Performance Discussion

The Fund’s Non-Service shares produced a return of 13.31% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 15.90%. The Fund’s underperformance relative to the Index stemmed from weaker relative stock selection in the information technology sector. Weaker relative stock selection in the financials and health care sectors detracted from performance to a lesser degree. The Fund outperformed the Index in the consumer staples and telecommunication services sectors due primarily to stronger stock selection. An underweight position in the energy sector, which was a weaker performing sector of the Index, also benefited relative results this period. The Fund also underperformed the S&P 500 Index, which returned 13.82%.

GLOBAL MARKET AND ECONOMIC ENVIRONMENT

Equities performed positively for the period as central banks throughout the world, including the United States, Europe and Japan, took steps to maintain highly accommodative monetary policy and stimulate their respective economies. In addition, a clear recovery in the U.S. provided further support for equity markets. However, later in the period, the Federal Reserve appeared to weigh the merits of backing away from its quantitative easing policy. As a result, the markets sold off sharply and made a quick reappraisal of interest rate risk in an array of credit markets and related currencies. Equities, particularly those in emerging markets and in interest rate sensitive sectors, experienced spillover effects as a result.

TOP INDIVIDUAL CONTRIBUTORS

The top performing stocks for the Fund were Walgreen Co., Verizon Communications, Inc., Honeywell International, Inc., Chevron Corp. and The Goldman Sachs Group, Inc. We exited our positions in Verizon Communications and Honeywell International by period end.

Drug store operator Walgreen performed particularly well for the period. In 2012, the company acquired a 45% stake in European pharmacy chain Alliance Boots. Synergies between the companies appeared strong and Alliance Boots contributed positively to Walgreen’s results this period. Verizon Communications is a provider of communications, information and entertainment products and services. Shares of Verizon rallied as the company continued to add wireless subscribers and its FiOs TV and internet service continued to grow. Honeywell is a diversified industrial company that released positive 2012 results during the period. The company also continued to grow despite global economic weakness. Oil company Chevron’s stock was driven partly by higher refining profitability and a rise in upstream volumes. In a favorable environment for financials, Goldman Sachs saw an increase in underwriting services and its investment banking business performed solidly. Goldman Sachs also took a number of cost-cutting measures during the period.

TOP INDIVIDUAL DETRACTORS

During the period, the most significant detractor from performance was Apple, Inc. Apple is the maker of the iPhone, iPod and iPad. Investors were concerned about the maturation of high end smartphones markets in developed countries. There were also concerns over increased competition from other smartphone makers such as Samsung and HTC. Also detracting from performance to a lesser degree were CYS Investments, Inc. and Celanese Corp. CYS Investments is a real estate investment trust (“REIT”) that invests in residential mortgage-backed securities primarily collateralized by adjustable-rate mortgage loans and guaranteed by government agencies Fannie Mae, Freddie Mac and Ginnie Mae. While the recent increase in interest rates improves CYS’ ability to pay its dividend, it also hurts the company’s book value as higher rates lead to lower bond prices. While book value will decline, we believe the recent sell off in the stock is overdone. Celanese is a manufacturer of chemical products that is heavily leveraged to the Chinese acetic acid market, which has remained weak. In addition, weak European auto demand has pressured the company’s advanced engineered materials segment.

STRATEGY & OUTLOOK

We remain cautiously optimistic about the market for remainder of 2013. We expect the U.S. economy to continue to improve. Overall, we believe corporate earnings are solid and balance sheets are in great shape. While the rise in interest rates will create some dislocation, we believe that this increase was inevitable and is a sign of a strengthening economy.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

3    OPPENHEIMER EQUITY INCOME FUND/VA

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 28, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes.

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included your costs would have been higher.

Actual	Beginning Account Value January 1, 2013	Ending Account Value June 28, 2013	Expenses Paid During 6 Months Ended June 28, 2013
Non-Service shares	$1,000.00	$1,133.10	$4.19
Service shares	1,000.00	1,132.90	5.50

Hypothetical
(5% return before expenses)
Non-Service shares	1,000.00	1,020.60	3.97
Service shares	1,000.00	1,019.37	5.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 28, 2013 are as follows:

Class	Expense Ratios
Non-Service shares	0.80%
Service shares	1.05

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

4    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS June 28, 2013* / Unaudited

	Shares	Value
Common Stocks—91.3%
Consumer Discretionary—9.5%
Auto Components—1.2%
American Axle & Manufacturing Holdings, Inc.[1]	1,250	$23,287
Lear Corp.	1,250	75,575
		98,862
Automobiles—1.3%
Ford Motor Co.	4,750	73,482
General Motors Co.[1]	1,000	33,310
		106,792
Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	750	74,250
Household Durables—0.5%
MDC Holdings, Inc.	1,350	43,889
Media—2.1%
Cinemark Holdings, Inc.	1,000	27,920
Comcast Corp., Special, Cl. A	2,000	79,340
Time Warner Cable, Inc.[2]	575	64,676
		171,936
Multiline Retail—2.4%
Kohl’s Corp.	1,500	75,765
Target Corp.	1,750	120,505
		196,270
Specialty Retail—1.1%
Best Buy Co., Inc.	1,750	47,827
Foot Locker, Inc.	1,250	43,912
		91,739
Consumer Staples—7.2%
Beverages—2.0%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	740	35,416
PepsiCo, Inc.	1,550	126,775
		162,191
Food & Staples Retailing—2.2%
Rite Aid Corp.[1]	10,000	28,600
Safeway, Inc.	1,500	35,490
Walgreen Co.	2,600	114,920
		179,010
Food Products—1.6%
Archer-Daniels-Midland Co.	1,500	50,865
General Mills, Inc.	800	38,824
Pinnacle Foods, Inc.	1,625	39,244
		128,933
Household Products—1.0%
Procter & Gamble Co. (The)	1,000	76,990
Tobacco—0.4%
Philip Morris International, Inc.	400	34,648
Energy—10.7%
Energy Equipment & Services—2.1%
Baker Hughes, Inc.	500	23,065
Ensco plc, Cl. A	1,175	68,291
Halliburton Co.	1,750	73,010
		164,366
Oil, Gas & Consumable Fuels—8.6%
Apache Corp.	1,040	87,183
BP plc, Sponsored ADR	3,135	130,855
Chevron Corp.	1,750	207,095
HollyFrontier Corp.	125	5,348
Kinder Morgan Management LLC[1]	500	41,795
Kinder Morgan, Inc.	2,450	93,468
Royal Dutch Shell plc, ADR	1,160	74,008
Williams Cos., Inc. (The)	1,500	48,705
		688,457
Financials—25.0%
Capital Markets—3.0%
Goldman Sachs Group, Inc. (The)	1,040	157,300
Morgan Stanley	3,450	84,284
		241,584
Commercial Banks—0.8%
CIT Group, Inc.[1]	1,320	61,552

	Shares	Value
Consumer Finance—0.9%
Capital One Financial Corp.	1,200	$75,372
Diversified Financial Services—8.5%
Bank of America Corp.	7,770	99,922
Citigroup, Inc.	5,755	276,067
JPMorgan Chase & Co.	4,750	250,753
KKR Financial Holdings LLC	6,250	65,937
		692,679
Insurance—7.4%
ACE Ltd.	1,250	111,850
American International Group, Inc.[1]	2,890	129,183
Assured Guaranty Ltd.	3,750	82,725
Everest Re Group Ltd.	375	48,097
MetLife, Inc.	3,500	160,160
XL Group plc	2,000	60,640
		592,655
Real Estate Investment Trusts (REITs)—4.4%
Apollo Commercial Real Estate Finance, Inc.	3,625	57,565
Ashford Hospitality Trust, Inc.	2,375	27,194
Colony Financial, Inc.	3,750	74,587
CYS Investments, Inc.	6,125	56,411
Rayonier, Inc.	750	41,542
Starwood Property Trust, Inc.	3,500	86,625
Two Harbors Investment Corp.	1,250	12,813
		356,737
Health Care—8.2%
Health Care Equipment & Supplies—0.7%
Baxter International, Inc.	500	34,635
Medtronic, Inc.	500	25,735
		60,370
Health Care Providers & Services—2.4%
Cardinal Health, Inc.	1,460	68,912
UnitedHealth Group, Inc.	1,800	117,864
		186,776
Pharmaceuticals—5.1%
Johnson & Johnson	680	58,385
Merck & Co., Inc.	2,000	92,900
Novartis AG, ADR	125	8,839
Pfizer, Inc.	5,500	154,055
Teva Pharmaceutical Industries Ltd., Sponsored ADR	2,500	98,000
		412,179
Industrials—8.1%
Aerospace & Defense—0.8%
General Dynamics Corp.	500	39,165
Textron, Inc.	1,000	26,050
		65,215
Airlines—1.4%
United Continental Holdings, Inc.[1]	3,500	109,515
Commercial Services & Supplies—1.0%
ADT Corp. (The)	950	37,857
RR Donnelley & Sons Co.	3,000	42,030
		79,887
Electrical Equipment—0.4%
General Cable Corp.	1,000	30,750
Industrial Conglomerates—3.3%
General Electric Co.	11,350	263,207
Machinery—0.4%
Navistar International Corp.[1]	1,250	34,700
Marine—0.3%
Costamare, Inc.	1,500	25,845
Road & Rail—0.5%
CSX Corp.	1,750	40,582
Information Technology—8.7%
Communications Equipment—2.1%
Cisco Systems, Inc.	3,630	88,245
QUALCOMM, Inc.	1,375	83,985
		172,230
Computers & Peripherals—3.3%
Apple, Inc.	675	267,354

5    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value
Computers & Peripherals (Continued)
EMC Corp.	100	$2,362
		269,716
Semiconductors & Semiconductor Equipment—1.8%
Analog Devices, Inc.	1,030	46,412
Intel Corp.	2,660	64,425
Maxim Integrated Products, Inc.	1,190	33,058
		143,895
Software—1.5%
Microsoft Corp.	3,500	120,855
Materials—5.1%
Chemicals—2.2%
Celanese Corp., Series A	750	33,600
LyondellBasell Industries NV, Cl. A	950	62,947
Mosaic Co. (The)	1,500	80,715
		177,262
Metals & Mining—1.1%
Allegheny Technologies, Inc.	2,250	59,197
Freeport-McMoRan Copper & Gold, Inc.	1,250	34,512
		93,709
Paper & Forest Products—1.8%
Domtar Corp.	550	36,575
International Paper Co.	2,350	104,129
		140,704
Telecommunication Services—5.3%
Diversified Telecommunication Services—5.3%
AT&T, Inc.	2,900	102,660
CenturyLink, Inc.	4,000	141,400
Consolidated Communications Holdings, Inc.	3,275	57,018
Frontier Communications Corp.	19,250	77,963
Windstream Corp.	5,000	38,550
		417,591
Wireless Telecommunication Services—0.0%
Telephone & Data Systems, Inc.	120	2,958
Utilities—3.4%
Electric Utilities—3.1%
American Electric Power Co., Inc.	1,000	44,780
Edison International	1,250	60,200
Exelon Corp.	1,250	38,600
FirstEnergy Corp.	1,250	46,675
PPL Corp.	1,500	45,390
		235,645

	Shares	Value
Energy Traders—0.3%
NRG Energy, Inc.	1,000	$26,700
Total Common Stocks (Cost $6,992,555)		7,349,203

	Principal Amount
Convertible Corporate Bonds and Notes—2.1%
Micron Technology, Inc., 2.125% Cv. Sr. Unsec. Nts., Series F, 2/15/33[3]	$35,000	51,034
Navistar International Corp., 3% Cv. Sr. Sub. Nts., 10/15/14	55,000	53,694
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	25,000	32,016
Starwood Property Trust, Inc., 4% Cv. Sr. Unsec. Nts., 1/15/19	35,000	35,875
Total Convertible Corporate Bonds and Notes
(Cost $172,482)		172,619

	Shares
Preferred Stocks—2.5%
Beazer Homes USA, Inc., 7.50% Cv.	250	7,310
Continental Airlines Finance Trust II, 6% Cv., Non-Vtg.	1,250	55,664
General Motors Co., 4.75% Cv., Series B, Non-Vtg.	2,500	121,406
Weyerhaeuser Co., 6.375% Cv., Series A, Non-Vtg.[1]	250	12,753
Total Preferred Stocks
(Cost $195,849)		197,133
Investment Company—3.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[4,5] (Cost $295,446)	295,446	295,446
Total Investments, at Value (Cost $7,656,332)	99.6%	8,014,401
Assets in Excess of Other Liabilities	0.4	36,175
Net Assets	100.0%	$8,050,576

Footnotes to Statement of Investments

* June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledges to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $64,676. See Note 6 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $51,034 or 0.63% of the Fund’s net assets as of June 28, 2013.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares June 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	60,104	2,442,069	2,206,727	295,446

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$295,446	$113

5. Rate shown is the 7-day yield as of June 28, 2013.

6    OPPENHEIMER EQUITY INCOME FUND/VA

Exchange Traded Written Option Contracts as of June 28, 2013 are as follows:
Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Depreciation
Time Warner Cable, Inc.	Call	5	$105.00	7/20/13	$787	$(4,250)	$3,463

See accompanying Notes to Financial Statements.

7    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,360,886)	$7,718,955
Affiliated companies (cost $295,446)	295,446
8,014,401
Receivables and other assets:
Investments sold	151,097
Dividends	17,081
Shares of beneficial interest sold	16,481
Other	9,519
Total assets	8,208,579

Liabilities
Bank overdraft	1,503
Options written, at value (premiums received $787)	4,250
Payables and other liabilities:
Investments purchased	125,930
Legal, auditing and other professional fees	9,139
Trustees’ compensation	7,766
Shareholder communications	5,770
Distribution and service plan fees	1,478
Shares of beneficial interest redeemed	1,263
Transfer and shareholder servicing agent fees	607
Other	297
Total liabilities	158,003

Net Assets	$8,050,576

Composition of Net Assets
Par value of shares of beneficial interest	$667
Additional paid-in capital	7,464,739
Accumulated net investment income	42,296
Accumulated net realized gain on investments and foreign currency transactions	188,268
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	354,606
Net Assets	$8,050,576

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $191,250 and 18,684 shares of beneficial interest outstanding)	$10.24
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $7,859,326 and 647,975 shares of beneficial interest outstanding)	$12.13

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

8    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF OPERATIONS For the Six Months Ended June 28, 20131 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $914)	$91,138
Affiliated companies	113
Total investment income	91,251

Expenses
Management fees	28,072
Distribution and service plan fees—Service shares	9,127
Transfer and shareholder servicing agent fees:
Non-Service shares	88
Service shares	3,655
Shareholder communications:
Non-Service shares	154
Service shares	6,357
Custodian fees and expenses	605
Trustees’ compensation	6,090
Legal, auditing and other professional fees	14,499
Other	3,503
Total expenses	72,150
Less waivers and reimbursements of expenses	(32,636)
Net expenses	39,514

Net Investment Income	51,737

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	1,285,341
Closing and expiration of option contracts written	240
Foreign currency transactions	(11)
Net realized gain	1,285,570
Net change in unrealized appreciation/depreciation on:
Investments	(416,216)
Translation of assets and liabilities denominated in foreign currencies	(3)
Option contracts written	(3,463)
Net change in unrealized appreciation/depreciation	(419,682)

Net Increase in Net Assets Resulting from Operations	$917,625

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

9    OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012
Operations
Net investment income	$51,737	$92,067
Net realized gain	1,285,570	255,102
Net change in unrealized appreciation/depreciation	(419,682)	530,259
Net increase in net assets resulting from operations	917,625	877,428

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(2,605)	(1,809)
Service shares	(91,168)	(81,182)
	(93,773)	(82,991)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares	18,161	33,842
Service shares	157,227	(766,376)
	175,388	(732,534)

Net Assets
Total increase	999,240	61,903
Beginning of period	7,051,336	6,989,433

End of period (including accumulated net investment income of $42,296 and $84,332, respectively)	$8,050,576	$7,051,336

1. June 28, 2013 represents the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

10    OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$9.15	$8.00	$8.49	$7.22	$4.99	$11.73
Income (loss) from investment operations:
Net investment income[2]	0.08	0.16	0.15	0.11	0.11	0.12
Net realized and unrealized gain (loss)	1.15	1.11	(0.56)	1.24	2.14	(4.44)
Total from investment operations	1.23	1.27	(0.41)	1.35	2.25	(4.32)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.08)	(0.08)	(0.02)	(2.42)
Net asset value, end of period	$10.24	$9.15	$8.00	$8.49	$7.22	$4.99

Total Return, at Net Asset Value[3]	13.31%	16.08%	(4.93)%	18.85%	45.08%	(36.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191	$154	$104	$92	$38	$6
Average net assets (in thousands)	$177	$132	$101	$57	$20	$857
Ratios to average net assets:[4]
Net investment income	1.63%	1.82%	1.78%	1.46%	1.75%	1.07%
Total expenses[5]	1.68%	1.75%	1.83%	2.05%	2.30%	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.57%	0.85%	1.25%
Portfolio turnover rate	160%	87%	86%	109%	122%	175%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.68%
Year Ended December 31, 2012	1.75%
Year Ended December 30, 2011	1.83%
Year Ended December 31, 2010	2.05%
Year Ended December 31, 2009	2.31%
Year Ended December 31, 2008	1.48%

See accompanying Notes to Financial Statements.

11    OPPENHEIMER EQUITY INCOME FUND/VA

FINANCIAL HIGHLIGHTS Continued

Service Shares	Six Months Ended June 28, 2013[1] (Unaudited)	Year Ended December 31, 2012	Year Ended December 30, 2011 [1]	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Per Share Operating Data
Net asset value, beginning of period	$10.83	$9.69	$10.23	$8.99	$6.79	$11.75
Income (loss) from investment operations:
Net investment income[2]	0.08	0.13	0.11	0.08	0.09	0.08
Net realized and unrealized gain (loss)	1.36	1.13	(0.56)	1.24	2.12	(4.97)
Total from investment operations	1.44	1.26	(0.45)	1.32	2.21	(4.89)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.12)	(0.09)	(0.08)	(0.01)	(0.07)
Net asset value, end of period	$12.13	$10.83	$9.69	$10.23	$8.99	$6.79

Total Return, at Net Asset Value[3]	13.29%	13.09%	(4.48)%	14.81%	32.57%	(41.62)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,860	$6,897	$6,885	$7,311	$7,505	$4,690
Average net assets (in thousands)	$7,418	$7,095	$7,449	$7,008	$5,501	$5,561
Ratios to average net assets:[4]
Net investment income	1.37%	1.26%	1.08%	0.85%	1.10%	0.84%
Total expenses[5]	1.92%	1.93%	1.90%	2.08%	2.17%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.04%	1.05%	0.93%	1.15%	1.50%
Portfolio turnover rate	160%	87%	86%	109%	122%	175%

1. June 28, 2013 and December 30, 2011 represent the last business days of the Fund’s reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended June 28, 2013	1.92%
Year Ended December 31, 2012	1.93%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	2.08%
Year Ended December 31, 2009	2.18%
Year Ended December 31, 2008	2.13%

See accompanying Notes to Financial Statements.

12    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Equity Income Fund/VA (the “Fund”), formerly Oppenheimer Value Fund/VA, is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The Fund’s financial statements are presented through the last day the New York Stock Exchange was open for trading during each reporting period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended December 31, 2012, the Fund utilized $231,212 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2017	$973,499

As of June 28, 2013, it is estimated that there are no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended June 28, 2013, it is estimated that the Fund will utilize $973,499 of capital loss carryforward to offset realized capital gains.

13    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 28, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,729,820
Federal tax cost of other investments	(787)

Total federal tax cost	$7,729,033

Gross unrealized appreciation	$456,114
Gross unrealized depreciation	(174,996)

Net unrealized appreciation	$281,118

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

14    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

15    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of June 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$783,738	$—	$—	$783,738
Consumer Staples	581,772	—	—	581,772
Energy	852,823	—	—	852,823
Financials	2,020,579	—	—	2,020,579
Health Care	659,325	—	—	659,325
Industrials	649,701	—	—	649,701
Information Technology	706,696	—	—	706,696
Materials	411,675	—	—	411,675
Telecommunication Services	420,549	—	—	420,549
Utilities	262,345	—	—	262,345
Convertible Corporate Bonds and Notes	—	172,619	—	172,619
Preferred Stock	20,063	177,070	—	197,133
Investment Company	295,446	—	—	295,446

Total Assets	$7,664,712	$349,689	$—	$8,014,401

Liabilities Table
Other Financial Instruments:
Option written, at value	$(4,250)	$—	$—	$(4,250)

Total Liabilities	$(4,250)	$—	$—	$(4,250)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Non-Service Shares
Sold	1,988	$19,993	5,406	$47,076
Dividends and/or distributions reinvested	247	2,605	219	1,809
Redeemed	(442)	(4,437)	(1,790)	(15,043)

Net increase	1,793	$18,161	3,835	$33,842

16    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest (Continued)

	Six Months Ended June 28, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Service Shares
Sold	60,355	$734,920	50,121	$518,469
Dividends and/or distributions reinvested	7,299	91,168	8,159	81,182
Redeemed	(56,401)	(668,861)	(132,292)	(1,366,027)

Net increase (decrease)	11,253	$157,227	(74,012)	$(766,376)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended June 28, 2013, were as follows:

	Purchases	Sales
Investment securities	$11,842,126	$12,008,106

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the statement of operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% for Non-Service shares and 1.05% for Service shares. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $765 and $31,784 for Non-Service and Service shares, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended June 28, 2013, the Manager waived fees and/or reimbursed the Fund $87 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

17    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

18    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended June 28, 2013, the Fund had an ending monthly average market value of $607 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the six months ended June 28, 2013 was as follows:

	Call Options
	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2012	—	$—
Options written	14	1,027
Options closed or expired	(9)	(240)

Options outstanding as of June 28, 2013	5	$787

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of June 28, 2013:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Options written, at value	$4,250

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of option contracts written
Equity contracts	$240

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Option contracts written
Equity contracts	$(3,463)

19    OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

20    OPPENHEIMER EQUITY INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21    OPPENHEIMER EQUITY INCOME FUND/VA

OPPENHEIMER EQUITY INCOME FUND/VA

A Series of Oppenheimer Variable Account Funds
Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Michael S. Levine, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

Before investing, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, or calling us at 1.800.988.8287. Read prospectuses and summary prospectuses carefully before investing.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2013 OppenheimerFunds, Inc. All rights reserved. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	8/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/9/2013